                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]
                                                                        [ ]
                       Post-Effective Amendment No. 22                  [X]
                            (File No. 333-44644)

                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                              Amendment No. 48                          [X]
                            (File No. 811-05213)
                        (Check appropriate box or boxes.)

                            Exact Name of Registrant:
                      RiverSource of New York Account 8
                  (previously IDS Life of New York Account 8)

                               Name of Depositor:
                  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
              (previously IDS LIFE INSURANCE COMPANY OF NEW YORK)

          Address of Depositor's Principal Executive Offices, Zip Code
               Depositor's Telephone Number, including Area Code:

                           20 Madison Avenue Extension
                                Albany, NY 12203
                                 (800) 541-2251

                     Name and Address of Agent for Service:

                            Mary Ellyn Minenko, Esq.
                        50605 Ameriprise Financial Center
                              Minneapolis, MN 55474

Approximate Date of Proposed Public Offering _____N/A__________________

It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)
     [X]   on January 2, 2007 pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 22 to this Registration Statement No. 333-44644 on Form N-6 does not supercede Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 filed on or about April 26, 2006 on behalf of IDS Life of New York Variable Universal Life III.

PROSPECTUS


JAN. 2, 2007

RIVERSOURCE(SM)


VARIABLE UNIVERSAL LIFE IV
VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

            (RIVERSOURCE LIFE OF NY)
            20 Madison Avenue Extension
            Albany, NY 12203
            Telephone: (800) 541-2251
            Website address: riversource.com/lifeinsurance

            RIVERSOURCE OF NEW YORK ACCOUNT 8
            (PREVIOUSLY IDS LIFE OF NEW YORK ACCOUNT 8)

This prospectus contains information that you should know before investing in RiverSource Variable Universal Life IV (VUL IV - NY) or RiverSource Variable Universal Life IV - Estate Series (VUL IV ES - NY). VUL IV ES - NY is a life insurance policy with an initial specified amount of $1,000,000 or more. All other policies are VUL IV - NY policies. The information in this prospectus applies to both VUL IV ES - NY and VUL IV - NY unless stated otherwise.


This prospectus describes the VUL IV - NY and VUL IV ES- NY policies as revised in 2006. We first offered these revised policies on May 1, 2006. Where applicable, this prospectus also describes the policies owners received prior to May 1, 2006 (prior policies).

The purpose of each policy is to provide life insurance protection on the life of the insured and to potentially build policy value. Each policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

o     A fixed account to which we credit interest.

o     Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.


RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


PLEASE NOTE THAT YOUR INVESTMENTS IN A POLICY AND ITS UNDERLYING FUNDS:

o     Are NOT deposits or obligations of a bank or financial institution;

o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

o Are subject to risks including loss of the amount you invested and the policy ending without value.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 1

TABLE OF CONTENTS

POLICY BENEFITS AND RISKS ..............................................    3
   Policy Benefits .....................................................    3
   Policy Risks ........................................................    6
   Fund Risks ..........................................................    7
FEE TABLES .............................................................    8
   Transaction Fees ....................................................    8
   Charges Other than Fund Operating Expenses ..........................    8
   Annual Operating Expenses of the Funds ..............................   12

LOADS, FEES AND CHARGES ................................................   15
   Premium Expense Charge ..............................................   15
   Monthly Deduction ...................................................   15
   Surrender Charge ....................................................   16
   Partial Surrender Charge ............................................   17
   Mortality and Expense Risk Charge ...................................   17
   Annual Operating Expenses of the Funds ..............................   17
   Effect of Loads, Fees and Charges ...................................   17
   Other Information on Charges ........................................   17
RIVERSOURCE LIFE OF NY .................................................   17
THE VARIABLE ACCOUNT AND THE FUNDS .....................................   18
   Relationship Between Funds and Subaccounts ..........................   29
   Substitution of Investments .........................................   29
   Voting Rights .......................................................   30
THE FIXED ACCOUNT ......................................................   30
PURCHASING YOUR POLICY .................................................   30
   Application .........................................................   30
   Premiums ............................................................   31
POLICY VALUE ...........................................................   31
   Fixed Account .......................................................   31
   Subaccounts .........................................................   31
KEEPING THE POLICY IN FORCE ............................................   32
   Minimum Initial Premium Period ......................................   32
   No Lapse Guarantee ..................................................   33
   Grace Period ........................................................   33
   Reinstatement .......................................................   33
   Exchange Right ......................................................   33
   Paid-Up Insurance Option ............................................   34
PROCEEDS PAYABLE UPON DEATH ............................................   34
   Change in Death Benefit Option ......................................   34
   Changes in Specified Amount .........................................   35
   Misstatement of Age or Sex ..........................................   36
   Suicide .............................................................   36
   Beneficiary .........................................................   36
TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS ....................   36
   Restrictions on Transfers ...........................................   36
   Fixed Account Transfer Policies .....................................   38
   Minimum Transfer Amounts ............................................   38
   Maximum Transfer Amounts ............................................   38
   Maximum Number of Transfers Per Year ................................   38
   Automated Transfers .................................................   38
   Automated Dollar-Cost Averaging .....................................   39
   Asset Rebalancing ...................................................   39
POLICY LOANS ...........................................................   40
   Minimum Loan Amounts ................................................   40
   Maximum Loan Amounts ................................................   40
   Allocation of Loans to Accounts .....................................   40
   Repayments ..........................................................   40
   Overdue Interest ....................................................   40
   Effect of Policy Loans ..............................................   40
POLICY SURRENDERS ......................................................   41
   Total Surrenders ....................................................   41
   Partial Surrenders ..................................................   41
TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER ......................   41
PAYMENT OF POLICY PROCEEDS .............................................   42
   Payment Options .....................................................   42
   Deferral of Payments ................................................   42
FEDERAL TAXES ..........................................................   43
   RiverSource Life of NY's Tax Status .................................   43
   Taxation of Policy Proceeds .........................................   43
   Modified Endowment Contracts ........................................   44
   Other Tax Considerations ............................................   45
   Split Dollar Arrangements ...........................................   46
DISTRIBUTION OF THE POLICY .............................................   47

LEGAL PROCEEDINGS ......................................................   48
POLICY ILLUSTRATIONS ...................................................   49
KEY TERMS ..............................................................   58
FINANCIAL STATEMENTS ...................................................   59

CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Centurion Life Assurance Company merged into its affiliate, IDS Life Insurance Company of New York (IDS Life of New York). At that time, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York. This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the benefits under your policy.



2 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

POLICY BENEFITS AND RISKS

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.

POLICY BENEFITS

     POLICY BENEFIT                     WHAT IT MEANS                                         HOW IT WORKS
DEATH BENEFIT                We will pay a benefit to the           The amount payable is the death benefit amount minus any
                             beneficiary of the policy when the     indebtedness as of the death benefit valuation date. You may
                             insured dies. Before the insured's     choose either of the following death benefit options:
                             attained insurance age 100, your
                             policy's death benefit can never be    OPTION 1 (LEVEL AMOUNT): If death is prior to the insured's
                             less than the specified amount         attained  insurance age 100, the death benefit amount is the
                             unless you change that amount or       greater of the following as determined on the death benefit
                             your policy has outstanding            valuation date:
                             indebtedness.

                                                                    o     the specified amount; or

                                                                    o     a percentage of the policy value.

                                                                    OPTION 2 (VARIABLE AMOUNT): If death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

                                                                    o     the policy value plus the specified amount; or

                                                                    o     the percentage of the policy value.

                                                                    You may change the death benefit option or specified amount within certain limits, but doing so generally will affect
                                                                    policy charges.

                                                                    UNDER BOTH OPTION 1 AND OPTION 2, IF DEATH IS ON OR AFTER THE
                                                                    INSURED'S ATTAINED INSURANCE AGE 100, THE DEATH BENEFIT AMOUNT
                                                                    WILL BE THE GREATER OF:

                                                                    o     the policy value on the death benefit valuation date; or

                                                                    o     the policy value at the insured's attained insurance age
                                                                          100.

------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INSURANCE           You may add optional benefits to       AVAILABLE RIDERS YOU MAY ADD:
BENEFITS                     your policy at an additional cost,
                             in the form of riders (if you meet     o     ACCIDENTAL DEATH BENEFIT RIDER (ADB): ADB provides an
                             certain requirements). The amounts           additional death benefit if the insured's death is caused
                             of these benefits do not vary with           by accidental injury.
                             investment experience of the
                             variable account. Certain              o     AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an
                             restrictions apply and are clearly           increase in the specified amount at a designated
                             described in the applicable rider.           percentage on each policy anniversary until the earliest
                                                                          of the insured's attained insurance age 65 or the
                                                                          occurrence of certain other events, as described in the
                                                                          rider.

                                                                    o     BASE INSURED RIDER (BIR): BIR provides an additional level adjustable death benefit on the base insured.

                                                                    o     CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term
                                                                          coverage on each eligible child.

                                                                    o     OTHER INSURED RIDER (OIR): OIR provides a level,
                                                                          adjustable death benefit on the life of each other insured covered. Adding this rider to your policy will cause the
                                                                          loss of the policy's No Lapse Guarantee to Age 100. This
                                                                          rule does not apply to prior policies.

                                                                    o     WAIVER OF MONTHLY DEDUCTION RIDER (WMD): Under WMD, we
                                                                          will waive the monthly deduction if the insured becomes
                                                                          totally disabled before attained insurance age 60.

------------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 3

     POLICY BENEFIT                     WHAT IT MEANS                                         HOW IT WORKS
OPTIONAL INSURANCE                                                  In addition for policies purchased on or after May 1, 2006, the
BENEFITS (CONTINUED)                                                following applies:

                                                                          o     If total disability begins on or after attained
                                                                                insurance age 60 but before attained insurance age
                                                                                65, the monthly deduction will be waived only for a
                                                                                limited period of time; and

                                                                          o     WMD also includes a waiver for involuntary
                                                                                unemployment benefit where monthly deductions may be
                                                                                waived up to 12 months. Ask your sales
                                                                                representative about the terms of the WMD.

                                                                    o     WAIVER OF PREMIUM RIDER (WP): If the insured becomes
                                                                          totally disabled before attained insurance age 60, prior
                                                                          to attained insurance age 65 we will add the
                                                                          monthly-specified premium shown in the policy to the
                                                                          policy value, or waive the monthly deduction if higher. On and after attained insurance age 65 the monthly deduction
                                                                          will be waived. If total disability begins on or after
                                                                          attained insurance age 60 but before attained insurance
                                                                          age 65, the addition of the monthly deduction will be for
                                                                          a limited period of time. WP also includes a waiver for
                                                                          involuntary unemployment benefit where monthly deductions
                                                                          may be waived up to 12 months.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL              Your policy will not lapse (end        MINIMUM INITIAL GUARANTEE PERIOD: A period of the first five
GUARANTEE PERIOD AND NO      without value) if the Minimum          policy years during which you may choose to pay the minimum
LAPSE GUARANTEE (NLG)        Initial Guarantee Period or the NLG    initial premium as long as the policy value minus indebtedness
                             is in effect, even if the cash         equals or exceeds the monthly deduction.
                             surrender value is less than the
                             amount needed to pay the monthly       NO LAPSE GUARANTEE: Each policy has the following NLG option,
                             deduction.                             which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus
                                                                    surrender charges:

                                                                    o     NO LAPSE GUARANTEE TO AGE 100 (NLG-100) guarantees the
                                                                          policy will not lapse before the insured's attained
                                                                          insurance age 100. The NLG-100 is not available when you
                                                                          add an OIR to your policy. This does not apply to prior
                                                                          policies.

------------------------------------------------------------------------------------------------------------------------------------
FLEXIBLE PREMIUMS            You choose when to pay premiums and    When you apply for your policy, you state how much you intend to
                             how much premium to pay.               pay and whether you will pay quarterly, semiannually or
                                                                    annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100.
                                                                    We may refuse premiums in order to comply with the Code.
                                                                    Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the NLG remains in effect.

------------------------------------------------------------------------------------------------------------------------------------
RIGHT TO EXAMINE YOUR        You may return your policy for any     You may mail or deliver the policy to our home office or to your
POLICY ("FREE LOOK")         reason and receive a full refund of    sales representative with a written request for cancellation by
                             all premiums paid.                     the 10th day after you receive it. On the date your request is postmarked or received, the policy will immediately be
                                                                    considered void from the start.


4 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

     POLICY BENEFIT                     WHAT IT MEANS                                         HOW IT WORKS
RIGHT TO EXAMINE YOUR                                               Under our current administrative practice, your request to
POLICY ("FREE LOOK")                                                cancel  the policy under the "Free Look" provision will be
(CONTINUED)                                                         honored if  received at our home office within 30 days from the latest of the  following dates:

                                                                    o     The date we mail the policy from our office

                                                                    o     The policy date (only if the policy is issued in force)

                                                                    o     The date your sales representative delivers the policy to
                                                                          you as evidenced by our policy delivery receipt, which you must sign and date.

                                                                    We reserve the right to change or discontinue this
                                                                    administrative practice at any time.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE RIGHT               For two years after the policy is      Because the policy itself offers a fixed return option, all you
                             issued, you can exchange it for one    need to do is transfer all of the policy value in the
                             that provides benefits that do not     subaccounts to the fixed account. This exchange does not require
                             vary with the investment return of     our underwriting approval. We do not issue a new policy.
                             the subaccounts.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CHOICES           You may direct your net premiums or
                             transfer your policy's value to:

                             THE VARIABLE ACCOUNT which consists    o     UNDER THE VARIABLE ACCOUNT your policy's value may
                             of subaccounts, each of which                increase or decrease daily, depending on the investment
                             invests in a fund with a particular          return. No minimum amount is guaranteed.
                             investment objective; or

                             THE FIXED ACCOUNT which is our         o     THE FIXED ACCOUNT earns interest rates that we adjust
                             general investment account.                  periodically. This rate will never be lower than 3% (4%
                                                                          for prior policies).
------------------------------------------------------------------------------------------------------------------------------------
SURRENDERS                   You may cancel the policy while it     The cash surrender value is the policy value minus indebtedness
                             is in force and receive its cash       minus any applicable surrender charges. Partial surrenders are
                             surrender value or take a partial      available within certain limits for a fee.
                             surrender out of your policy.

------------------------------------------------------------------------------------------------------------------------------------
LOANS                        You may borrow against your policy's   Your policy secures the loan.
                             cash surrender value.

------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS                    You may transfer your policy's         You may transfer policy value from one subaccount to another or
                             value.                                 between subaccounts and the fixed account. Certain restrictions may apply. You can also arrange for automated transfers among the fixed account and subaccounts.

------------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 5

POLICY RISKS

     POLICY BENEFIT                     WHAT IT MEANS                                        WHAT CAN HAPPEN
INVESTMENT RISK              You direct your net premiums or        o     You can lose cash values due to adverse investment
                             transfer your policy's value to a            experience. No minimum amount is guaranteed under the
                             subaccount that drops in value.              subaccounts of the variable account.

                                                                    o     Your death benefit under Option 2 may be lower due to
                                                                          adverse investment experience.

                                                                    o     Your policy could lapse due to adverse investment
                                                                          experience if neither the Minimum Initial Premium Period
                                                                          nor the NLG is in effect and you do not pay the premiums
                                                                          needed to maintain coverage.

                             -------------------------------------------------------------------------------------------------------
                             You transfer your policy's value       o     The value of the subaccount from which you transferred
                             between subaccounts.                         could increase while the value of the subaccount to which
                                                                          you transferred could decrease.

------------------------------------------------------------------------------------------------------------------------------------
RISK OF LIMITED POLICY       The policy is not suitable as a        o     If you are unable to afford the premiums needed to keep
VALUES IN EARLY YEARS        short-term investment.                       the policy in force for a long period of time, your policy could lapse with no value.

                             -------------------------------------------------------------------------------------------------------
                             Your policy has little or no cash      o     Surrender charges apply to this policy for the first ten
                             surrender value in the early policy          years. Surrender charges can significantly reduce policy
                             years.                                       value. Poor investment performance can also significantly
                                                                          reduce policy values. During early policy years the cash
                                                                          surrender value may be less than the premiums you pay for
                                                                          the policy.

                             -------------------------------------------------------------------------------------------------------
                             Your ability to take partial           o     You cannot take partial surrenders during the first policy
                             surrenders is limited.                       year.

------------------------------------------------------------------------------------------------------------------------------------
LAPSE RISK                   You do not pay the premiums needed     o     We will not pay a death benefit if your policy lapses.
                             to maintain coverage.

                             -------------------------------------------------------------------------------------------------------
                             Your policy may lapse due to           o     Surrender charges affect the surrender value, which is a
                             surrender charges.                           measure we use to determine whether your policy will enter a grace period (and possibly lapse). A partial surrender
                                                                          will reduce the policy value, will reduce the death
                                                                          benefit and may terminate the NLG.

                             -------------------------------------------------------------------------------------------------------
                             You take a loan against your policy.   o     Taking a loan increases the risk that your policy will
                                                                          lapse, will have a permanent effect on the policy value,
                                                                          will reduce the death benefit and may terminate the NLG.

                             -------------------------------------------------------------------------------------------------------
                             Your policy can lapse due to poor      o     Your policy could lapse due to adverse investment
                             investment performance.                      experience if neither the Minimum Initial Premium Period
                                                                          nor the NLG is in effect and you do not pay premium needed to maintain coverage.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE/REPLACEMENT RISK    You drop another policy to buy this    o     You may pay surrender charges on the policy you drop.
                             one.
                                                                    o     This policy has surrender charges, which may extend beyond those in the policy you drop.

                                                                    o     You will be subject to new incontestability and suicide
                                                                          periods.

                                                                    o     You may be in a higher insurance risk rating category now
                                                                          and you may pay higher premiums.

                             -------------------------------------------------------------------------------------------------------


6 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

    POLICY BENEFIT                      WHAT IT MEANS                                        WHAT CAN HAPPEN
EXCHANGE/REPLACEMENT         You use cash values or dividends       o     If you borrow from another policy to buy this one, the
RISK(CONTINUED)              from another policy to buy this one.         loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could
                                                                          lose the other coverage and you may be subject to income
                                                                          tax if the policy ends with a loan against it.

                                                                    o     The exchange may have adverse tax consequences.

------------------------------------------------------------------------------------------------------------------------------------
TAX RISK                     Certain changes you make to the        o     Federal income tax on earnings will apply to surrenders or
                             policy may cause it to become a              loans from a modified endowment contract or an assignment
                             "modified endowment contract" for            of a modified endowment contract. Earnings come out first
                             federal income tax purposes.                 on surrenders or loans from a modified endowment contract
                                                                          or an assignment of a modified endowment contract. If you
                                                                          are under age 59 1/2, a 10% penalty tax also may apply to
                                                                          these earnings.

                             -------------------------------------------------------------------------------------------------------
                             Your policy is not a modified          o     You will be taxed on any earnings generated in the policy
                             endowment contract and it lapses or          -- earnings in policy cash value and earnings previously
                             is fully surrendered with an                 taken via existing loans. It could be the case that a
                             outstanding policy loan.                     policy with a relatively small existing cash value could
                                                                          have significant earnings that will be taxed upon lapse or surrender of the policy.

                             -------------------------------------------------------------------------------------------------------
                             Congress may change current tax law    o     You could lose any or all of the specific federal income
                             at any time.                                 tax attributes and benefits of life insurance policies
                                                                          including tax-deferred accrual of cash values, your
                             The interpretation of current tax            ability to take a loan from the policy and income tax free
                             law is subject to change by the              death benefits.
                             Internal Revenue Service (IRS) or the
                             courts at any time.

                             -------------------------------------------------------------------------------------------------------
                             The policy fails to qualify as life    o     Earnings are taxable as ordinary income. Your beneficiary
                             insurance for federal income tax             may have to pay income tax on part or all of the death
                             purposes.                                    benefit.

                             -------------------------------------------------------------------------------------------------------
                             The IRS determines that you, not the   o     You may be taxed on the income of each subaccount to the
                             Variable Account, are the owner of           extent of your investment.
                             the fund shares held by our Variable
                             Account.

                             -------------------------------------------------------------------------------------------------------
                             You buy this policy to fund a          o     The tax-deferred accrual of cash values provided by the
                             tax-deferred retirement plan.                policy is unnecessary because tax deferral is provided by
                                                                          the tax-deferred retirement plan.

------------------------------------------------------------------------------------------------------------------------------------

Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

LIMITATIONS ON USE OF THE POLICY: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner's access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. THE INVESTMENT ADVISERS CANNOT GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 7

FEE TABLES*

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY OR SURRENDER THE POLICY.

TRANSACTION FEES

                                                                                           AMOUNT DEDUCTED
           CHARGE                  WHEN CHARGE IS DEDUCTED                  VUL IV - NY                      VUL IV ES - NY
PREMIUM EXPENSE CHARGE         When you pay premium.             3.5% of each premium               3.5% of each premium
                                                                 payment.                           payment.
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE**             When you surrender your           Rate per $1,000 of initial         Rate per $1,000 of initial
                                                                 --------------------------         --------------------------
                               policy for its full cash          specified amount:                  specified amount:
                                                                 -----------------                  -----------------
                               surrender value, or the policy
                               lapses, during the first ten      MINIMUM: $5.11 -- Female,          MINIMUM: $5.11 -- Female,
                               years and for ten years after     Standard, Age 1                    Standard, Age 1
                               requesting an increase in the
                               specified amount.                 MAXIMUM: $36.80 -- Male,           MAXIMUM: $36.80 -- Male,
                                                                 Standard Tobacco, Age 85           Standard Tobacco, Age 85

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $10.42 -- Male, Preferred          $10.42 -- Male, Preferred
                                                                 Nontobacco, Age 40                 Nontobacco, Age 40
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE       When you surrender part of the    The lesser of:                     The lesser of:
                               value of your policy.
                                                                 o   $25; or                        o   $25; or

                                                                 o   2% of the amount               o   2% of the amount
                                                                     surrendered.                       surrendered.
------------------------------------------------------------------------------------------------------------------------------------
FEES FOR EXPRESS MAIL AND      When we pay policy proceeds       o   $15 -- United States           o   $15 -- United States
ELECTRONIC FUND TRANSFERS OF   by express mail or electronic
LOAN PAYMENTS AND              fund transfer.                    o   $30 -- International           o   $30 -- International
SURRENDERS
------------------------------------------------------------------------------------------------------------------------------------

 * In prior policies, the "Standard Tobacco" risk classification was the "Smoker" risk classification and the "Preferred Nontobacco" risk classification was the "Preferred Nonsmoker" risk classification.

** This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay.
      For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                                           AMOUNT DEDUCTED
           CHARGE                  WHEN CHARGE IS DEDUCTED                  VUL IV - NY                      VUL IV ES - NY
COST OF INSURANCE CHARGES*     Monthly.                          Monthly rate per $1,000 of net     Monthly rate per $1,000 of net
                                                                 ------------------------------     ------------------------------
                                                                 amount at risk:                    amount at risk:
                                                                 ---------------                    ---------------

                                                                 MINIMUM: $.06 -- Female,           MINIMUM: $.06 -- Female,
                                                                 Standard, Age 10, Duration 1       Standard, Age 10, Duration 1

                                                                 MAXIMUM: $83.33 -- Male,           MAXIMUM: $83.33 -- Male,
                                                                 Standard Tobacco, Age 99           Standard Tobacco, Age 99

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.20 -- Male, Preferred            $.20 -- Male, Preferred
                                                                 Nontobacco, Age 40,                Nontobacco, Age 40,
                                                                 Duration 1                         Duration 1

------------------------------------------------------------------------------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay.
      For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.



8 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

                                                                                           AMOUNT DEDUCTED
           CHARGE                  WHEN CHARGE IS DEDUCTED                  VUL IV - NY                      VUL IV ES - NY
POLICY FEE                     Monthly.                          GUARANTEED: $7.50 per month.       GUARANTEED: $7.50 per month.

                                                                 CURRENT:                           CURRENT: $0 per month.

                                                                 $7.50 per month for initial
                                                                 specified amounts below
                                                                 $250,000; and

                                                                 $0 per month for initial
                                                                 specified amounts of $250,000
                                                                 and above.
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE          Daily.                            GUARANTEED: .90% of the            GUARANTEED: .90% of the
RISK CHARGE                                                      average daily net asset value      average daily net asset value of
                                                                 of the subaccounts for all         the subaccounts for all policy
                                                                 policy years.                      years.

                                                                 CURRENT:                           CURRENT:

                                                                 o   .90% for policy years 1-10;    o   .90% for policy years 1-10;

                                                                 o   .45% for policy years 11-20;   o   .30% for policy years 11-20;
                                                                     and                                and

                                                                 o   .30% for policy years 21       o   .20% for policy years 21
                                                                     and after.                         and after.

------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE ON LOANS         Charged daily and due at the      GUARANTEED:                        GUARANTEED:
                               end of the policy year.
                                                                 5% per year.                       5% per year.

                                                                 CURRENT:                           CURRENT:

                                                                 o   5% for policy years 1-10;      o   5% for policy years 1-10;

                                                                 o   3% for policy years 11+.       o   3% for policy years 11+.

                                                                 For prior policies:                For prior policies:

                                                                 GUARANTEED:                        GUARANTEED:

                                                                 6% per year.                       6% per year.

                                                                 CURRENT:                           CURRENT:

                                                                 o   6% for policy years 1-10;      o   6% for policy years 1-10;

                                                                 o   4% for policy years 11+.       o   4% for policy years 11+.
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT       Monthly.                          Monthly rate per $1,000 of         Monthly rate per $1,000 of
                                                                 --------------------------         --------------------------
RIDER (ADB)*                                                     accidental death benefit           accidental death benefit
                                                                 ------------------------           ------------------------
                                                                 amount:                            amount:
                                                                 -------                            -------

                                                                 MINIMUM: $.04 -- Female,           MINIMUM: $.04 -- Female,
                                                                 Age 5                              Age 5

                                                                 MAXIMUM: $.16 -- Male,             MAXIMUM: $.16 -- Male,
                                                                 Age 69                             Age 69

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.08 -- Male, Preferred            $.08 -- Male, Preferred
                                                                 Nontobacco, Age 40                 Nontobacco, Age 40

------------------------------------------------------------------------------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay.
      For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.



RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 9

                                                                                           AMOUNT DEDUCTED
           CHARGE                  WHEN CHARGE IS DEDUCTED                  VUL IV - NY                      VUL IV ES - NY
AUTOMATIC INCREASE BENEFIT     No charge.                        No charge for this rider,          No charge for this rider,
RIDER (AIB)                                                      however, the additional            however, the additional
                                                                 insurance added by the rider is    insurance added by the rider is
                                                                 subject to monthly cost of         subject to monthly cost of
                                                                 insurance charges.                 insurance charges.

------------------------------------------------------------------------------------------------------------------------------------
BASE INSURED RIDER (BIR)*      Monthly.                          Monthly rate per $1,000 of         Monthly rate per $1,000 of
                                                                 --------------------------         --------------------------
                                                                 base insured rider specified       base insured rider specified
                                                                 ----------------------------       ----------------------------
                                                                 amount:                            amount:
                                                                 -------                            -------

                                                                 MINIMUM: $.06 -- Female,           MINIMUM: $.06 -- Female,
                                                                 Standard, Age 10, Duration 1       Standard, Age 10, Duration 1

                                                                 MAXIMUM: $83.33 -- Male,           MAXIMUM: $83.33 -- Male,
                                                                 Standard Tobacco, Age 99           Standard Tobacco, Age 99

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.20 -- Male, Preferred            $.20 -- Male, Preferred
                                                                 Nontobacco, Age 40,                Nontobacco, Age 40,
                                                                 Duration 1                         Duration 1
------------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE           Monthly.                          Monthly rate per $1,000 of         Monthly rate per $1,000 of
                                                                 --------------------------         --------------------------
RIDER (CIR)                                                      CIR specified amount:              CIR specified amount:
                                                                 ---------------------              ---------------------
                                                                 $.58                               $.58

------------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED RIDER (OIR)*     Monthly.                          Monthly rate per $1,000 of         Monthly rate per $1,000 of
                                                                 --------------------------         --------------------------
                                                                 OIR specified amount:              OIR specified amount:
                                                                 ---------------------              ---------------------

                                                                 MINIMUM: $.06 -- Female,           MINIMUM: $.06 -- Female,
                                                                 Standard, Age 10, Duration 1       Standard, Age 10, Duration 1

                                                                 MAXIMUM: $83.33 -- Male,           MAXIMUM: $83.33 -- Male,
                                                                 Standard Tobacco, Age 99           Standard Tobacco, Age 99

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.20 -- Male, Preferred            $.20 -- Male, Preferred
                                                                 Nontobacco, Age 40,                Nontobacco, Age 40,
                                                                 Duration 1                         Duration 1

------------------------------------------------------------------------------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay.
      For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.



10 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

                                                                                           AMOUNT DEDUCTED
       CHARGE                     WHEN CHARGE IS DEDUCTED                  VUL IV - NY                      VUL IV ES - NY
WAIVER OF MONTHLY              Monthly.                          For policies purchased on or       For policies purchased on or
DEDUCTION RIDER (WMD)                                            after May 1, 2006, the             after May 1, 2006, the
                                                                 following applies:                 following applies:

                                                                 Monthly rate per $1,000 of net     Monthly rate per $1,000 of net
                                                                 amount risk plus the BIR           amount risk plus the BIR
                                                                 specified amount and the OIR       specified amount and the OIR
                                                                 ----------------------------       ----------------------------
                                                                 specified amounts if               specified amounts if
                                                                 --------------------               --------------------
                                                                 applicable:                        applicable:
                                                                 -----------                        -----------

                                                                 MINIMUM: $.00692 -- Female,        MINIMUM: $.00692 -- Female,
                                                                 Nontobacco, Age 20                 Nontobacco, Age 20

                                                                 MAXIMUM: $.34212 -- Male           MAXIMUM: $.34212 -- Male
                                                                 Standard Tobacco, Age 59           Standard Tobacco, Age 59

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.01899 -- Male, Preferred         $.01341 -- Male, Preferred
                                                                 Nontobacco, Age 40                 Nontobacco, Age 35

                                                                 For prior policies:                For prior policies:

                                                                 Monthly rate per $1,000 of net     Monthly rate per $1,000 of net
                                                                 ------------------------------     ------------------------------
                                                                 amount at risk plus the BIR        amount at risk plus the BIR
                                                                 ---------------------------        ---------------------------
                                                                 specified amount and the OIR       specified amount and the OIR
                                                                 ----------------------------       ----------------------------
                                                                 specified amounts if               specified amounts if
                                                                 --------------------               --------------------
                                                                 applicable:                        applicable:
                                                                 -----------                        -----------

                                                                 MINIMUM: $.01 -- Female,           MINIMUM: $.01 -- Female,
                                                                 Standard, Age 5                    Standard, Age 5

                                                                 MAXIMUM: $.28 -- Male,             MAXIMUM: $.28 -- Male,
                                                                 Standard Tobacco, Age 59           Standard Tobacco, Age 59

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.02 -- Male, Preferred            $.02 -- Male, Preferred
                                                                 Nontobacco, Age 40                 Nontobacco, Age 35

                                                                 If you have CIR there will be      If you have CIR there will be
                                                                 an additional $.02 per month       an additional $.02 per month
                                                                 per $1,000 of the CIR              per $1,000 of the CIR
                                                                 specified amount.                  specified amount.

------------------------------------------------------------------------------------------------------------------------------------
WAIVER OF PREMIUM              Monthly.                          Monthly rate multiplied by the     Monthly rate multiplied by the
                                                                 ------------------------------     ------------------------------
RIDER (WP)*                                                      greater of the monthly-specified   greater of the monthly-specified
                                                                 --------------------------------   --------------------------------
                                                                 premium selected for the rider     premium selected for the rider
                                                                 ------------------------------     ------------------------------
                                                                 or the monthly deduction for       or the monthly deduction for
                                                                 ----------------------------       ----------------------------
                                                                 the policy and any other riders    the policy and any other riders
                                                                 -------------------------------    ------------------------------
                                                                 attached to the policy.            attached to the policy.
                                                                 -----------------------            -----------------------

                                                                 MINIMUM:                           MINIMUM:

                                                                 $.03206 - Male,                    $.03206 - Male,
                                                                 Nontobacco, Age 20                 Nontobacco, Age 20

                                                                 MAXIMUM:                           MAXIMUM:

                                                                 $.40219 - Female,                  $.40219 - Female,
                                                                 Standard Tobacco, Age 59           Standard Tobacco, Age 59

                                                                 REPRESENTATIVE INSURED:            REPRESENTATIVE INSURED:

                                                                 $.04009 - Male,                    $.04649 - Male,
                                                                 Preferred Nontobacco, Age 35       Preferred Nontobacco, Age 40
------------------------------------------------------------------------------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay.
      For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.



RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 11

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                    MINIMUM     MAXIMUM
Total expenses before fee waivers and/or expense reimbursements      0.53%       1.69%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See
      "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                        GROSS TOTAL
                                                                        MANAGEMENT   12b-1    OTHER       ANNUAL
                                                                           FEES       FEES   EXPENSES    EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                       0.61%      0.25%    0.29%    1.15%(1),(2)
AIM V.I. Capital Development Fund, Series II Shares                        0.75       0.25     0.34     1.34(1),(3)
AIM V.I. Dynamics Fund, Series I Shares                                    0.75         --     0.42     1.17(1),(3)
AIM V.I. Financial Services Fund, Series I Shares                          0.75         --     0.37     1.12(1)
AIM V.I. Technology Fund, Series I Shares                                  0.75         --     0.37     1.12(1)
AllianceBernstein VPS Growth and Income Portfolio (Class B)                0.55       0.25     0.05     0.85(4)
AllianceBernstein VPS International Value Portfolio (Class B)              0.75       0.25     0.12     1.12(4)
American Century VP International, Class II                                1.13       0.25       --     1.38(4)
American Century VP Value, Class II                                        0.83       0.25       --     1.08(4)
Calvert Variable Series, Inc. Social Balanced Portfolio                    0.70         --     0.22     0.92(5)
Columbia High Yield Fund, Variable Series, Class B                         0.55       0.25     0.37     1.17(6),(24)
Evergreen VA Fundamental Large Cap Fund - Class 2                          0.58       0.25     0.18     1.01(7)
Fidelity(R) VIP Growth & Income Portfolio Service Class 2                  0.47       0.25     0.12     0.84(8)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                          0.57       0.25     0.12     0.94(8)
Fidelity(R) VIP Overseas Portfolio Service Class 2                         0.72       0.25     0.17     1.14(8)
FTVIPT Franklin Real Estate Fund - Class 2                                 0.47       0.25     0.02     0.74(9),(10)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  0.52       0.25     0.17     0.94(10),(11)
FTVIPT Mutual Shares Securities Fund - Class 2                             0.60       0.25     0.18     1.03(10)
Goldman Sachs VIT Mid Cap Value Fund                                       0.80         --     0.07     0.87(12)
Goldman Sachs VIT Structured U.S. Equity Fund                              0.65         --     0.09     0.74(12)
Janus Aspen Series Global Technology Portfolio: Service Shares             0.64       0.25     0.09     0.98(13)
Janus Aspen Series International Growth Portfolio: Service Shares          0.64       0.25     0.06     0.95(13)
Lazard Retirement International Equity Portfolio                           0.75       0.25     0.21     1.21(14)
MFS(R) Investors Growth Stock Series - Service Class                       0.75       0.25     0.15     1.15(15),(16)
MFS(R) New Discovery Series - Service Class                                0.90       0.25     0.16     1.31(15),(16)
MFS(R) Utilities Series - Service Class                                    0.75       0.25     0.15     1.15(15),(16)
Oppenheimer Global Securities Fund/VA, Service Shares                      0.63       0.25     0.04     0.92(17),(24)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                  0.74       0.25     0.05     1.04(17),(24)
Oppenheimer Strategic Bond Fund/VA, Service Shares                         0.69       0.25     0.02     0.96(17),(24)
Pioneer Equity Income VCT Portfolio - Class II Shares                      0.65       0.25     0.06     0.96(4)



12 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                        GROSS TOTAL
                                                                        MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                           FEES      FEES    EXPENSES     EXPENSES
Pioneer International Value VCT Portfolio - Class II Shares                0.85%      0.25%    0.59%    1.69%(4),(18)
Putnam VT Health Sciences Fund - Class IB Shares                           0.70       0.25     0.11     1.06(4)
Putnam VT International Equity Fund - Class IB Shares                      0.75       0.25     0.18     1.18(4)
Putnam VT Vista Fund - Class IB Shares                                     0.65       0.25     0.09     0.99(4)
RiverSource(SM) Variable Portfolio - Balanced Fund                         0.47       0.13     0.15     0.75(19),(20),(21)
RiverSource(SM) Variable Portfolio - Cash Management Fund                  0.33       0.13     0.16     0.62(19),(20)
RiverSource(SM) Variable Portfolio - Core Bond Fund                        0.48       0.13     0.31     0.92(19),(20),(22),(24)
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                 0.47       0.13     0.17     0.77(19),(20)
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund        0.67       0.13     0.16     0.96(19),(20),(21)
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                 1.09       0.13     0.31     1.53(19),(20),(21)
RiverSource(SM) Variable Portfolio - Global Bond Fund                      0.70       0.13     0.20     1.03(19),(20)
RiverSource(SM) Variable Portfolio - Global Inflation Protected
Securities Fund                                                            0.44       0.13     0.20     0.77(19),(20),(22),(24)
RiverSource(SM) Variable Portfolio - Growth Fund                           0.62       0.13     0.17     0.92(19),(20),(21)
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                  0.59       0.13     0.17     0.89(19),(20)
RiverSource(SM) Variable Portfolio - Income Opportunities Fund             0.61       0.13     0.23     0.97(19),(20),(22),(24)
RiverSource(SM) Variable Portfolio - International Opportunity Fund        0.79       0.13     0.20     1.12(19),(20),(21)
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                 0.55       0.13     0.14     0.82(19),(20),(21)
RiverSource(SM) Variable Portfolio - Large Cap Value Fund                  0.56       0.13     0.53     1.22(19),(20),(21),(22),(24)
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                   0.66       0.13     0.15     0.94(19),(20),(21),(22)
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                    0.73       0.13     0.59     1.45(19),(20),(21),(22),(24)
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                    0.22       0.13     0.18     0.53(19),(20),(22)
RiverSource(SM) Variable Portfolio - Select Value Fund                     0.71       0.13     0.37     1.21(19),(20),(21),(22),(24)
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund   0.48       0.13     0.18     0.79(19),(20)
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund              0.74       0.13     0.22     1.09(19),(20),(21)
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                  0.96       0.13     0.20     1.29(19),(20),(21),(22)
Wanger International Small Cap                                             0.95         --     0.18     1.13(4)
Wanger U.S. Smaller Companies                                              0.90         --     0.05     0.95(4)
Wells Fargo Advantage VT Asset Allocation Fund                             0.55       0.25     0.24     1.04(23)
Wells Fargo Advantage VT International Core Fund                           0.75       0.25     0.41     1.41(23)
Wells Fargo Advantage VT Opportunity Fund                                  0.72       0.25     0.21     1.18(23)
Wells Fargo Advantage VT Small Cap Growth Fund                             0.75       0.25     0.24     1.24(23)

(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses of Series I shares to 1.30% and Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund, Series II Shares the "Gross total annual expenses" have been restated to reflect such reorganization.

(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.

(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.

(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.



RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 13

(6) On April 28, 2006, Columbia High Yield Fund, Variable Series, Class B merged into Nations High Yield Bond Portfolio. On May 1, 2006, Nations High Yield Bond Portfolio, changed its name to Columbia High Yield Fund, Variable Series, Class B. The Fund's advisor has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% through April 30, 2007. In addition, the Fund's distributor has contractually agreed to waive 0.19% of the 12b-1 fees through April 30, 2007. If these waivers were reflected in the table, total annual fund operating expenses would be 0.66%.

(7) The "Gross total annual expenses" exclude expense reductions and fee waivers. These fees have been restated to reflect current fees.

(8) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the net expenses would have been 0.79% for Fidelity(R) VIP Growth & Income Portfolio Service Class 2, 0.89% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.07% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

(9) The Fund's administration fee is paid indirectly through the management fee.

(10) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(11) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89%, respectively for FTVIPT Franklin Small Cap Value Securities Fund
      - Class 2.

(12) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(13) Janus Capital has contractually agreed to waive certain Portfolio's total annual operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until May 1, 2007. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(14) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.

(15) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

(16) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.

(17) Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2005, the transfer agent fees did not exceed the expense limitation described above.

(18) On Dec. 15, 2006, Pioneer Europe VCT Portfolio - Class II Shares reorganized into Pioneer International Value VCT Portfolio - Class II Shares.

(19) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2006, adjusted to reflect current fees.

(20) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays RiverSource Distributors, Inc. an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(21) Management fees include the impact of a performance incentive adjustment that decreased the management fee by 0.04% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.02% for RiverSource(SM) Variable Portfolio
      - Large Cap Equity Fund, 0.04% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 0.04% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.07% for RiverSource(SM) Variable Portfolio - Select Value Fund, 0.05% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund and 0.02% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.09% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.004% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.02% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund and 0.03% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund.

(22) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed: 0.83% for RiverSource(SM) Variable Portfolio - Core Bond Fund, 0.72% for RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio -Mid Cap Growth Fund, 1.08% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.21% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.

(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for Wells Fargo Advantage VT Opportunity Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.

(24)  Not available under prior policies.



14 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

LOADS, FEES AND CHARGES

Policy charges primarily compensate us for:

o     providing the insurance benefits of the policy;

o     issuing the policy;

o     administering the policy;

o     assuming certain risks in connection with the policy; and

o     distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1.    the cost of insurance for the policy month;

2.    the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the Minimum Initial Guarantee Period is in effect and the premium payment requirements have been met. (See "No Lapse Guarantee, " "Minimum Initial Guarantee Period," "Grace Period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, this is the cost of providing the death benefit under your policy. It depends on:

      o     the amount of the death benefit;

      o     the policy value; and

      o     the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [A X (B - C)] + D where:

      (A) IS THE MONTHLY COST OF INSURANCE RATE based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

            We set the rates based on our expectations as to future mortality experience. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

      (B) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 15

      (C) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.

      (D) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL IV - NY; $0 per month for VUL IV ES - NY. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider. (See "Fee Tables --Charges Other than Fund Operating Expenses.")

SURRENDER CHARGE*

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.

The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. It will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for VUL IV - NY and VUL IV ES - NY for a male, insurance age 40 qualifying for preferred nontobacco rates. We assume the specified amount to be $275,000 for VUL IV-NY. For VUL IV ES - NY, we assume the specified amount to be $2,000,000.

LAPSE OR SURRENDER               MAXIMUM SURRENDER CHARGE
AT BEGINNING OF YEAR          VUL IV - NY       VUL IV ES - NY
        1                      $2,865.50          $20,840.00
        2                       2,865.50           20,840.00
        3                       2,865.50           20,840.00
        4                       2,865.50           20,840.00
        5                       2,865.50           20,840.00
        6                       2,865.50           20,840.00
        7                       2,292.40           16,672.00
        8                       1,719.30           12,504.00
        9                       1,146.20            8,336.00
       10                         573.10            4,168.00
       11                           0.00                0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

* In prior policies, the "preferred nontobacco" risk classification was the "preferred nonsmoker" risk classification.


16 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

PARTIAL SURRENDER CHARGE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

We deduct this charge from the subaccounts. It is equal, on an annual basis, to .9% of the average daily net asset value of the subaccounts for the first
10 policy years. For years 11-20 this charge equals .45% for VUL IV - NY and ..3% for VUL IV ES - NY. For years 21 and after, this charge equals .3% for VUL IV - NY and .2% for VUL IV ES - NY. We reserve the right to charge up to .9% for both VUL IV - NY and VUL IV ES - NY for all policy years. Computed daily, the charge primarily compensates us for:

o MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.

ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

o     cost of insurance charges;

o     surrender charges;

o     cost of optional insurance benefits;

o     policy fees;

o     mortality and expense risk charges; and

o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.


RIVERSOURCE LIFE OF NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. We are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.



RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 17

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

THE FUNDS: The policy currently offers subaccounts investing in shares of the funds listed in the table below.

o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

o FUND NAME AND MANAGEMENT: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

o     REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
      INTEREST: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


      We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (the "unaffiliated funds") currently ranges up to 0.55% of the average daily net assets invested in the fund through this policy and other policies and contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.


      The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (the "affiliated funds") that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on policy values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the policy, and whether you should allocate premiums or policy value to a subaccount that invests in a particular fund (see "Distribution of the Policy").


18 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

      The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the policy (see "Fee Tables"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate policy value to the subaccount that invests in that fund.

      Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.

o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

      o Compensating, training and educating sales representatives who sell the policies.

      o Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

      o Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to prospective and existing policy owners, authorized selling firms and sales representatives.

      o Providing sub-transfer agency and shareholder servicing to policy owners.

      o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the policies.

      o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

      o Furnishing personal services to policy owners, including education of policy owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

      o Subaccounting, transaction processing, recordkeeping and administration.

o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 19

YOU CAN DIRECT YOUR NET PREMIUMS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital               Growth of capital. Invests principally in common stocks         A I M Advisors, Inc.
Appreciation Fund,             of companies likely to benefit from new or innovative
Series II Shares               products, services or processes as well as those with
                               above-average long-term growth and excellent prospects
                               for future growth. The fund can invest up to 25% of its
                               total assets in foreign securities that involve risks not
                               associated with investing solely in the United States.

-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital               Long-term growth of capital. Invests primarily in               A I M Advisors, Inc.
Development Fund,              securities (including common stocks, convertible
Series II Shares               securities and bonds) of small- and medium-sized
                               companies. The Fund may invest up to 25% of its total
                               assets in foreign securities.

-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund,        Capital growth. Invests at least 65% of its net assets          A I M Advisors, Inc.
Series I Shares                primarily in common stocks of mid-sized companies,
                               companies included in the Russell Midcap(R) Growth Index at the time of purchase. The Fund also has the flexibility
                               to invest in other types of securities, including
                               preferred stocks, convertible securities and bonds.

-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial             Capital growth. Actively managed. Invests at least 80% of       A I M Advisors, Inc.
Services Fund,                 its net assets in the equity securities and
Series I Shares                equity-related instruments of companies involved in the
                               financial services sector. These companies include, but
                               are not limited to, banks, insurance companies,
                               investment and miscellaneous industries (asset managers,
                               brokerage firms, and government-sponsored agencies and
                               suppliers to financial services companies).

-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Technology            Capital growth. The Fund is actively managed. Invests at        A I M Advisors, Inc.
Fund, Series I Shares          least 80% of its net assets in equity securities and
                               equity-related instruments of companies engaged in
                               technology-related industries. These include, but are
                               not limited to, various applied technologies, hardware,
                               software, semiconductors, telecommunications equipment
                               and services, and service-related companies in
                               information technology. Many of these products and
                               services are subject to rapid obsolescence, which may
                               lower the market value of securities of the companies in
                               this sector.

-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein              Long-term growth of capital. Invests primarily in               AllianceBernstein L.P.
VPS Growth and Income          dividend-paying common stocks of large, well-established,
Portfolio (Class B)            "blue chip" companies.

-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein              Long-term growth of capital. Invests primarily in a             AllianceBernstein L.P.
VPS International Value        diversified portfolio of equity securities of established
Portfolio (Class B)            companies selected from more than 40 industries and from
                               than 40 developed and emerging market countries.

-----------------------------------------------------------------------------------------------------------------------------------


20 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
American Century               Capital growth. Invests primarily in stocks of growing          American Century Global Investment
VP International, Class II     foreign companies in developed countries.                       Management, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
American Century               Long-term capital growth, with income as a secondary            American Century Investment
VP Value, Class II             objective. Invests primarily in stocks of companies that        Management, Inc.
                               management believes to be undervalued at the time of
                               purchase.

-----------------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series,       Income and capital growth. Invests primarily in stocks,         Calvert Asset Management Company,
Inc. Social Balanced           bonds and money market instruments which offer income and       Inc. (CAMCO), investment adviser.
Portfolio                      capital growth opportunity and which satisfy the                SsgA Funds Management, Inc. and New
                               investment and social criteria.                                 Amsterdam Partners, LLP are the
                                                                                               investment subadvisers.

-----------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield            High level of current income with capital appreciation as       Columbia Management Advisors, LLC
Fund, Variable Series,         a secondary objective when consistent with the goal of
Class B(1)                     high current income. The Fund normally invests at least
                               80% of its net assets (plus any borrowings for investment
                               purposes) in high yielding corporate debt securities,
                               such as bonds, debentures and notes that are rated below
                               investment which the Fund's investment advisor has
                               determined to be of comparable quality. No more than 10%
                               of the Fund's total assets will normally be invested in
                               securities rated CCC or lower by S&P or Caa or lower by
                               Moody's.

-----------------------------------------------------------------------------------------------------------------------------------
Evergreen VA                   Capital growth with the potential for current income.           Evergreen Investment Management
Fundamental                    Invests in primarily common stocks of large U.S.                Company, LLC
Large Cap Fund - Class 2       companies whose market capitalizations measured at time
                               of purchase fall within the range tracked by the Russell
                               1000(R) Index.

-----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth &       Seeks high total return through a combination of current        Fidelity Management & Research
Income Portfolio Service       income and capital appreciation. Normally invests a             Company (FMR), investment manager;
Class 2                        majority of assets in common stocks with a focus on those       FMR U.K., FMR Far East,
                               that pay current dividends and show potential for capital       sub-investment advisers.
                               appreciation. May invest in bonds, including
                               lower-quality debt securities, as well as stocks that are
                               not currently paying dividends, but offer prospects for
                               future income or capital appreciation. Invests in
                               domestic and foreign issuers. The Fund invests in either
                               "growth" stocks or "value" stocks or both.

-----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap        Long-term growth of capital. Normally invests primarily         FMR, investment manager; FMR U.K.,
Portfolio Service Class 2      in common stocks. Normally invests at least 80% of assets       FMR Far East, sub-investment
                               in securities of companies with medium market                   advisers.
                               capitalizations. May invest in companies with smaller or
                               larger market capitalizations. Invests in domestic and
                               foreign issuers. The Fund invests in either "growth" or
                               "value" common stocks or both.

-----------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 21

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas       Long-term growth of capital. Normally invests primarily         FMR, investment manager; FMR U.K.,
Portfolio Service Class 2      in common stocks of foreign securities. Normally invests        FMR Far East, Fidelity International
                               at least 80% of assets in non-U.S. securities.                  Investment Advisors (FIIA) and FIIA
                                                                                               U.K., sub-investment advisers.

-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                Seeks capital appreciation, with current income as a            Franklin Advisers, Inc.
Real Estate Fund - Class 2     secondary goal. The Fund normally invests at least 80% of
                               its net assets in investments of companies operating in
                               the real estate sector.

-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small          Seeks long-term total return. The Fund normally invests         Franklin Advisory Services, LLC
Cap Value Securities           at least 80% of its net assets in investments of small
Fund - Class 2                 capitalization companies, and invests primarily to
                               predominantly in equity securities. For this Fund, small-
                               capitalization companies are those with market
                               capitalization values not exceeding $2.5 billion, at the
                               time of purchase.

-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares           Seeks capital appreciation, with income as a secondary          Franklin Mutual Advisers, LLC
Securities Fund - Class 2      goal. The Fund normally invests mainly in equity
                               securities that the manager believes are undervalued. The
                               Fund normally invests primarily in undervalued stocks and
                               to a lesser extent in risk arbitrage securities and
                               distressed companies.

-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                  The Goldman Sachs VIT Mid Cap Value Fund seeks long-term        Goldman Sachs Asset Management, L.P.
VIT Mid Cap Value Fund         capital appreciation. The Fund invests, under normal
                               circumstances, at least 80% of its net assets plus any
                               borrowings for investment purposes (measured at time of
                               purchase)("Net Assets") in a diversified portfolio of
                               equity investments in mid-cap issuers with public stock
                               market capitalizations (based upon shares available for
                               trading on an unrestricted basis) within the range of the
                               market capitalization of companies constituting the
                               Russell Midcap(R) Value Index at the time of investment. If the market capitalization of a company held by the Fund
                               moves outside this range, the Fund may, but is not
                               required to, sell the securities. The capitalization
                               range of the Russell Midcap(R) Value Index is currently
                               between $276 million and $14.9 billion. Although the Fund
                               will invest primarily in publicly traded U.S. securities,
                               it may invest up to 25% of its Net Assets in foreign
                               securities, including securities of issuers in emerging
                               countries and securities quoted in foreign currencies.
                               The Fund may invest in the aggregate up to 20% of its Net
                               Assets in companies with public stock market
                               capitalizations outside the range of companies
                               constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as
                               government, corporate and bank debt obligations.

-----------------------------------------------------------------------------------------------------------------------------------


22 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs                  The Fund seeks long-term growth of capital and dividend         Goldman Sachs Asset Management, L.P.
VIT Structured                 income. The Fund seeks this objective through a broadly
U.S. Equity Fund               diversified portfolio of large-cap and blue chip equity
                               investments representing all major sectors of the U.S.
                               economy. The Fund invests, under normal circumstances, at
                               least 90% of its total assets (not including securities
                               lending collateral and any investment of that collateral)
                               measured at time of purchase ("Total Assets") in a
                               dividend portfolio of equity investments in U.S. issuers,
                               including foreign companies that are traded in the United
                               States. However, it is currently anticipated that, under
                               normal circumstances, the Fund will invest at least 95%
                               of its net assets plus any borrowings for investment
                               purposes (measured at the time of purchase) in such
                               equity investments. The Fund's investments are selected
                               using both a variety of quantitative techniques and
                               fundamental research in seeking to maximize the Fund's
                               expected return, while maintaining risk, style,
                               capitalization and industry characteristics similar to
                               the S&P 500 Index. The Fund seeks a broad representation
                               in most major sectors of the U.S. economy and a portfolio
                               consisting of companies with average long-term earnings
                               growth expectations and dividend yields. The Fund is not
                               required to limit its investments to securities in the
                               S&P 500 Index. The Fund's investments in fixed-income
                               securities are limited to securities that are considered
                               cash equivalents.

-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series             Long-term growth of capital. Non-diversified mutual fund        Janus Capital
Global Technology              that invests, under normal circumstances, at least 80% of
Portfolio: Service Shares      its net assets in securities of companies that the
                               portfolio manager believes will benefit significantly
                               from advances or improvements in technology. It
                               implements this policy by investing primarily in equity
                               securities of U.S. and foreign companies selected for
                               their growth potential.
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series             Long-term growth of capital. Invests, under normal              Janus Capital
International Growth           circumstances, at least 80% of its net assets in
Portfolio: Service Shares      securities of issuers from at least five different
                               countries, excluding the United States. Although the
                               Portfolio intends to invest substantially all of its
                               assets in issuers located outside the United States, it
                               may at times invest in U.S. issuers and under unusual
                               circumstances, it may invest all of its assets in fewer
                               than five countries or even a single country.
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement              Long-term capital appreciation. Invests primarily in            Lazard Asset Management, LLC
International Equity           equity securities, principally common stocks, of
Portfolio                      relatively large non-U.S. companies with market
                               capitalizations in the range of the Morgan Stanley
                               Capital International (MSCI) Europe, Australia and Far
                               East (EAFE(R)) Index that the Investment Manager believes
                               are undervalued based on their earnings, cash flow or
                               asset values.
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors               Long-term growth of capital and future income. Invests at       MFS Investment Management(R)
Growth Stock Series -          least 80% of its net assets in common stocks and related
Service Class                  securities of companies which MFS(R) believes offer better than average prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 23

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery           Capital appreciation. Invests at least 65% of its net           MFS Investment Management(R)
Series - Service Class         assets in equity securities of emerging growth companies.

-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -      Capital growth and current income. Invests primarily in         MFS Investment Management(R)
Service Class                  equity and debt securities of domestic and foreign
                               companies in the utilities industry.

-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global             Long-term capital appreciation. Invests mainly in common        OppenheimerFunds, Inc.
Securities Fund/VA,            stocks of U.S. and foreign issuers that are "growth-type"
Service Shares(1)              companies, cyclical industries and special situations
                               that are considered to have appreciation possibilities.

-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street        Seeks capital appreciation. Invests mainly in common            OppenheimerFunds, Inc.
Small Cap Fund/VA,             stocks of small-capitalization U.S. companies that the
Service Shares(1)              fund's investment manager believes have favorable
                               business trends or prospects.

-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic          High level of current income principally derived from           OppenheimerFunds, Inc.
Bond Fund/VA,                  interest on debt securities. Invests mainly in three
Service Shares(1)              market sectors: debt securities of foreign governments
                               and companies, U.S. government securities and lower-rated
                               high yield securities of U.S. and foreign companies.

-----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income          Current income and long-term growth of capital from a           Pioneer Investment Management, Inc.
VCT Portfolio -                portfolio consisting primarily of income producing equity
Class II Shares                securities of U.S. corporations. Normally, the portfolio
                               invests at least 80% of its total assets in income
                               producing equity securities of U.S. issuers. The income
                               producing equity securities in which the portfolio may
                               invest include common stocks, preferred stocks and
                               interests in real estate investment trusts (REITs). The
                               remainder of the portfolio may be invested in debt
                               securities, most of which are expected to be convertible
                               into common stocks. The portfolio may invest up to 25% of
                               its total assets in REITs.

-----------------------------------------------------------------------------------------------------------------------------------

Pioneer International          Long-term capital growth. Normally, the portfolio invests       Pioneer Investment Management, Inc.
Value VCT Portfolio -          at least 80% of its total assets in equity securities of
Class II Shares*               non-U.S. issuers. These issuers may be located in both
                               developed and emerging markets. Under normal
                               circumstances, the portfolio's assets will be invested in
                               securities of companies domiciled in at least three
                               different foreign countries.


-----------------------------------------------------------------------------------------------------------------------------------


24 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health               Seeks capital appreciation. The fund pursues its goal by        Putnam Investment Management, LLC
Sciences Fund -                investing mainly in common stocks of companies in the
Class IB Shares                health sciences industries, with a focus on growth
                               stocks. Under normal circumstances, the fund invests at
                               least 80% of its net assets in securities of (a)
                               companies that derive at least 50% of their assets,
                               revenues or profits from the pharmaceutical, health care
                               services, applied research and development and medical
                               equipment and supplies industries, or (b) companies
                               Putnam Management thinks have the potential for growth as
                               a result of their particular products, technology,
                               patents or other market advantages in the health sciences
                               industries.

-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International        Seeks capital appreciation. The fund pursues its goal by        Putnam Investment Management, LLC
Equity Fund -                  investing mainly in common stocks of companies outside
Class IB Shares                the United States that Putnam Management believes have
                               favorable investment potential. Under normal
                               circumstances, the fund invests at least 80% of its net
                               assets in equity investments.

-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -         Seeks capital appreciation. The fund pursues its goal by        Putnam Investment Management, LLC
Class IB Shares                investing mainly in common stocks of U.S. companies, with
                               a focus on growth stocks.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Maximum total investment return through a combination of        RiverSource Investments
Portfolio - Balanced Fund      capital growth and current income. Invests primarily in a
                               combination of common and preferred stocks, bonds and
                               other debt securities. Under normal market conditions, at
                               least 50% of the Fund's total assets are invested in
                               common stocks and no less than 25% of the Fund's total
                               assets are invested in debt securities. The Fund may
                               invest up to 25% of its total assets in foreign
                               investments.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Maximum current income consistent with liquidity and            RiverSource Investments
Portfolio - Cash               stability of principal. Invests primarily in money market
Management Fund                instruments, such as marketable debt obligations issued
                               by corporations or the U.S. government or its agencies,
                               bank certificates of deposit, bankers' acceptances,
                               letters of credit, and commercial paper, including
                               asset-backed commercial paper.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High total return through current income and capital            RiverSource Investments
Portfolio - Core Bond          appreciation. Under normal market conditions, the Fund
Fund(1)                        invests at least 80% of its net assets in bonds and other
                               debt securities. Although the Fund is not an index fund,
                               it invests primarily in securities like those included in
                               the Lehman Brothers Aggregate Bond Index ("the Index"),
                               which are investment grade and denominated in U.S.
                               dollars. The Index includes securities issued by the U.S.
                               government, corporate bonds, and mortgage- and asset-
                               backed securities. The Fund will not invest in securities
                               rated below investment grade, although it may hold
                               securities that have been downgraded.

-----------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 25

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High level of current income while attempting to conserve       RiverSource Investments
Portfolio - Diversified        the value of the investment and continuing a high level
Bond Fund                      of income for the longest period of time. Under normal
                               market conditions, the Fund invests at least 80% of its
                               net assets in bonds and other debt securities. At least
                               50% of the Fund's net assets will be invested in
                               securities like those included in the Lehman Brothers
                               Aggregate Bond Index (Index), which are investment grade
                               and denominated in U.S. dollars. The Index includes
                               securities issued by the U.S. government, corporate
                               bonds, and mortgage- and asset-backed securities.
                               Although the Fund emphasizes high- and medium-quality
                               debt securities, it will assume some credit risk to
                               achieve higher yield and/or capital appreciation by
                               buying lower-quality (junk) bonds.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High level of current income and, as a secondary goal,          RiverSource Investments
Portfolio - Diversified        steady growth of capital. Under normal market conditions,
Equity Income Fund             the Fund invests at least 80% of its net assets in
                               dividend-paying common and preferred stocks.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital growth. The Fund's assets are primarily       RiverSource Investments, adviser;
Portfolio - Emerging           invested in equity securities of emerging market                Threadneedle International Limited,
Markets Fund                   companies. Under normal market conditions, at least 80%         an indirect wholly-owned subsidiary
                               of the Fund's net assets will be invested in securities         of Ameriprise Financial, subadviser.
                               of companies that are located in emerging market
                               countries, or that earn 50% of more of their total
                               revenues from goods and services produced in emerging
                               market countries or from sales made in emerging market
                               countries.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High total return through income and growth of capital.         RiverSource Investments
Portfolio - Global             Non-diversified mutual fund that invests primarily in
Bond Fund                      debt obligations of U.S. and foreign issuers (which may
                               include issuers located in emerging markets). Under
                               normal market conditions, the Fund invests at least 80%
                               of its net assets in investment-grade corporate or
                               government debt obligations including money market
                               instruments of issuers located in at least three
                               different countries.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Total return that exceeds the rate of inflation over the        RiverSource Investments
Portfolio - Global Inflation   long term. Non-diversified mutual fund that, under normal
Protected Securities Fund(1)   market conditions, invests at least 80% of its net assets
                               in inflation-protected debt securities. These securities
                               include inflation-indexed bonds of varying maturities
                               issued by U.S. and foreign governments, their agencies or
                               instrumentalities, and corporations.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital growth. Invests primarily in common           RiverSource Investments
Portfolio - Growth Fund        stocks and securities convertible into common stocks that
                               appear to offer growth opportunities. These growth
                               opportunities could result from new management, market
                               developments, or technological superiority. The Fund may
                               invest up to 25% of its total assets in foreign
                               investments.

-----------------------------------------------------------------------------------------------------------------------------------


26 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High current income, with capital growth as a secondary         RiverSource Investments
Portfolio - High Yield         objective. Under normal market conditions, the Fund
Bond Fund                      invests at least 80% of its net assets in high-yielding,
                               high-risk corporate bonds (junk bonds) issued by U.S. and
                               foreign companies and governments.
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High total return through current income and capital            RiverSource Investments
Portfolio - Income             appreciation. Under normal market conditions, invests
Opportunities Fund(1)          primarily in income-producing debt securities with an
                               emphasis on the higher rated segment of the high-yield
                               (junk bond) market. The Fund will purchase only
                               securities rated B or above, or unrated securities
                               believed to be of the same quality. If a security falls
                               below a B rating, the Fund may continue to hold the
                               security.
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Capital appreciation. Invests primarily in equity               RiverSource Investments, adviser;
Portfolio - International      securities of foreign issuers that offer strong growth          Threadneedle International Limited,
Opportunity Fund               potential. The Fund may invest in developed and in              an indirect wholly-owned subsidiary
                               emerging markets.                                               of Ameriprise Financial, subadviser.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term growth of capital. Under normal market                RiverSource Investments
Portfolio - Large Cap          conditions, the Fund invests at least 80% of its net
Equity Fund                    assets in equity securities of companies with market
                               capitalization greater than $5 billion at the time of
                               purchase. The Fund may also invest in income-producing
                               equity securities and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term growth of capital. Under normal market                RiverSource Investments
Portfolio - Large Cap          conditions, the Fund invests at least 80% of its net
Value Fund(1)                  assets in equity securities of companies with a market
                               capitalization greater than $5 billion. The Fund may also
                               invest in income-producing equity securities and
                               preferred stocks.
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Growth of capital. Under normal market conditions, the          RiverSource Investments
Portfolio - Mid Cap            Fund invests at least 80% of its net assets in equity
Growth Fund                    securities of mid capitalization companies. The
                               investment manager defines mid-cap companies as those
                               whose market capitalization (number of shares outstanding
                               multiplied by the share price) falls within the range of
                               the Russell Mid Cap(R) Growth Index.
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term growth of capital. Under normal circumstances,        RiverSource Investments
Portfolio - Mid Cap            the Fund invests at least 80% of its net assets
Value Fund(1)                  (including the amount of any borrowings for investment
                               purposes) in equity securities of medium-sized companies.
                               Medium-sized companies are those whose market
                               capitalization at the time of purchase fall within the
                               range of the Russell Mid Cap(R) Value Index.
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital appreciation. The Fund seeks to provide       RiverSource Investments
Portfolio - S&P 500            investment results that correspond to the total return
Index Fund                     (the combination of appreciation and income) of large
                               capitalization stocks of U.S. companies. The Fund invests
                               in common stocks included in the Standard & Poor's 500
                               Composite Stock Price Index (S&P 500). The S&P 500 is
                               made up primarily of large capitalization companies that
                               represent a broad spectrum of the U.S. economy.

-----------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 27

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term growth of capital. Invests primarily in common        RiverSource Investments, adviser;
Portfolio - Select Value       stocks, preferred stocks and securities convertible into        GAMCO Investors, Inc., subadviser.
Fund(1)                        common stocks that are listed on a nationally recognized
                               securities exchange or traded on the NASDAQ National
                               Market System of the National Association of Securities
                               Dealers. The Fund invests in mid-cap companies as well as
                               companies with larger and smaller market capitalizations.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       A high level of current income and safety of principal          RiverSource Investments
Portfolio - Short Duration     consistent with an investment in U.S. government and
U.S. Government Fund           government agency securities. Under normal market
                               conditions, at least 80% of the Fund's net assets are
                               invested in securities issued or guaranteed as to
                               principal and interest by the U.S. government, its
                               agencies or instrumentalities.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital growth. Under normal market conditions,       RiverSource Investments, adviser;
Portfolio - Small Cap          at least 80% of the Fund's net assets are invested in           Kenwood Capital Management LLC,
Advantage Fund                 equity securities of companies with market capitalization       subadviser.
                               of up to $2 billion or that fall within the range of the
                               Russell 2000(R) Index at the time of investment.

-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital appreciation. Invests primarily in            RiverSource Investments, adviser;
Portfolio - Small Cap          equity securities. Under normal market conditions, at           River Road Asset Management, LLC,
Value Fund                     least 80% of the Fund's net assets will be invested in          Donald Smith & Co., Inc., Franklin
                               small cap companies with market capitalization, at the          Portfolio Associates LLC and Barrow,
                               time of investment, of up to $2.5 billion or that fall          Hanley, Mewhinney & Strauss, Inc.,
                               within the range of the Russell 2000(R) Value Index.            subadvisers.

-----------------------------------------------------------------------------------------------------------------------------------
Wanger International           Long-term growth of capital. Invests primarily in stocks        Columbia Wanger Asset
Small Cap                      of companies based outside the U.S. with market                 Management, L.P.
                               capitalizations of less than $3 billion at time of
                               initial purchase.

-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller            Long-term growth of capital. Invests primarily in stocks        Columbia Wanger Asset
Companies                      of small- and medium-size U.S. companies with market            Management, L.P.
                               capitalizations of less than $5 billion at time of
                               initial purchase.

-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT       Long-term total return consistent with reasonable risk.         Wells Fargo Funds Management, LLC,
Asset Allocation Fund          The Fund invests in equity and fixed income securities          adviser; Wells Capital Management
                               with an emphasis on equity securities. The Fund does not        Incorporated, subadviser.
                               select individual securities for investment, rather, it
                               buys substantially all of the securities of various
                               indexes to replicate such indexes. The Fund invests the
                               equity portion of its assets in common stocks to
                               replicate the S&P 500 Index, and invests the fixed income
                               portion of its assets in U.S. Treasury Bonds to replicate
                               the Lehman Brothers 20+ Treasury Index. We seek to
                               maintain a 95% or better performance correlation with the
                               respective indexes, before fees and expenses, regardless
                               of market conditions. The Fund's "neutral" target
                               allocation is 60% equity securities and 40% fixed income
                               securities.

-----------------------------------------------------------------------------------------------------------------------------------


28 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT       Long-term capital appreciation. The Fund seeks long-term        Wells Fargo Funds Management, LLC,
International Core Fund        capital appreciation by investing in principally in             adviser; New Star Institutional
                               non-U.S. securities, with focus on companies with strong        Managers Limited, subadviser.
                               growth potential that offer relative values. These
                               companies typically have distinct competitive advantages,
                               high or improving returns on invested capital and a
                               potential for positive earnings surprises. The Fund may
                               invest in emerging markets.
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT       Seeks long-term capital appreciation. We invest in equity       Wells Fargo Funds Management, LLC,
Opportunity Fund               securities of medium-capitalization companies that we           adviser; Wells Capital Management
                               believe are under-priced yet, have attractive growth            Incorporated, subadviser.
                               prospects.
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT       Long-term capital appreciation. Focus is on companies           Wells Fargo Funds Management, LLC,
Small Cap Growth Fund          believed to have above-average growth potential or that         adviser; Wells Capital Management
                               may be involved in new or innovative products, services         Incorporated, subadviser.
                               and processes. Invests principally in securities of
                               companies with market capitalizations equal to or lower
                               than the company with the largest market capitalization
                               in the Russell 2000 Index, which is considered a small
                               capitalization index that is expected to change
                               frequently.

-----------------------------------------------------------------------------------------------------------------------------------
(1) Not available under prior policies.


* On Dec. 15, 2006, Pioneer Europe VCT Portfolio - Class II Shares reorganized into Pioneer International Value VCT Portfolio - Class II Shares.


PLEASE REFER TO THE PROSPECTUSES FOR THE FUNDS FOR MORE INFORMATION. THESE PROSPECTUSES ARE AVAILABLE BY CONTACTING US AT THE ADDRESS OR TELEPHONE NUMBER ON THE FIRST PAGE OF THIS PROSPECTUS.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See "Transfers Between the Fixed Account and Subaccounts.")

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 29

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

THE FIXED ACCOUNT

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 3% (4% for prior policies), independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 3% (4% for prior policies), although we may do so at our sole discretion. Rates higher than 3% (4% for prior policies) may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 3% (4% for prior policies) on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to our home office. In your application, you:

o     select a specified amount of insurance;

o     select a death benefit option;

o     designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges." )

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

INCONTESTABILITY: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.


30 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, WE REQUIRE THAT YOU PAY THE MINIMUM INITIAL PREMIUM IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

ALLOCATION OF PREMIUMS: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

PURCHASING YOUR POLICY: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our home office before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our home office at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

o     interest credited; minus

o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.

Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 31

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o     additional net premiums allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial surrenders and partial surrender fees;

o     surrender charges; and/or

o     monthly deductions.

Accumulation unit values will fluctuate due to:

o     changes in underlying fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o     mortality and expense risk charges.

WHEN VALUATIONS OCCUR: We calculate all policy values allocated to subaccounts and all transactions under the policy on any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins. Valuation dates do not occur when the NYSE is closed as, for example, on Saturdays, Sundays and national holidays.

TRANSACTIONS INCLUDE:

o     premium payments;

o     loan requests and repayments;

o     surrender requests; and

o     transfers.

We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our home office before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request. On the other hand, if we receive your transaction request at our home office at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

KEEPING THE POLICY IN FORCE

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under "Policy Data," if:

o on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

o the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial premium period is five years.


32 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

NO LAPSE GUARANTEE

A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:

      NO LAPSE GUARANTEE TO AGE 100 (NLG-100): This option guarantees the policy will not lapse before the insured's attained insurance age 100. The NLG-100 is not available when you add an OIR to your policy. This rule does not apply to prior policies.

      The NLG-100 will remain in effect as long as:

      o     the sum of premiums paid; minus

      o     partial surrenders; minus

      o     outstanding indebtedness; equals or exceeds

      o     the NLG-100 premiums due since the policy date.

      The NLG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-100 will be in effect. If the NLG-100 is not in effect, your policy will lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

o     a written request;

o     evidence satisfactory to us that the insured remains insurable;

o     payment of the premium we specify; and

o     payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated. The NLG cannot be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT

During the first two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 33

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up insurance policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up insurance policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.

OPTION 1 (LEVEL AMOUNT): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o     the specified amount; or

o a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under the Option 2 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o     the policy value plus the specified amount; or

o     the percentage of policy value.

EXAMPLE                                               OPTION 1       OPTION 2
Specified amount                                     $ 100,000      $ 100,000
Policy value                                         $   5,000      $   5,000
Death benefit                                        $ 100,000      $ 105,000
Policy value increases to                            $   8,000      $   8,000
Death benefit                                        $ 100,000      $ 108,000
Policy value decreases to                            $   3,000      $   3,000
Death benefit                                        $ 100,000      $ 103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower. For this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age 100, the death benefit amount will be the greater of:

o     the policy value on the death benefit valuation date; or

o     the policy value at the insured's attained insurance age 100.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.


34 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:

o Monthly deduction because the cost of insurance charges depends upon the specified amount.

o     Minimum initial premium.

o     Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o     Charges for certain optional insurance benefits may increase.

o     The minimum initial premium and the NLG premium will increase.

o     The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG option or the minimum initial premium period is in effect.

DECREASES: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

o     Only one decrease per policy year is allowed.

o We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

o After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

o In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% of the initial specified amount.

o In policy years 6-10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.

o In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

o In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.

o The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

EXAMPLE

This example assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:

Maximum reduction in initial specified amount in policy year 10:    $100,000 X .50 = $  50,000
Maximum reduction in increase in specified amount during the
fourth policy year of increase:                                     $100,000 X .25 =   +25,000
Maximum permitted reduction in current specified amount:                             $  75,000
Current specified amount before reduction:                                           $ 200,000
Minus maximum permitted reduction in current specified amount:                         -75,000
                                                                                     ---------
Specified amount after reduction:                                                    $ 125,000

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o     Charges for certain optional insurance benefits may decrease.

o     The minimum initial premium and the NLG premium will decrease.

o     The surrender charge will not change.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 35

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o     First from the portion due to the most recent increase;

o     Next from portions due to the next most recent increases successively;
      and

o     Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o     the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o     the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

RESTRICTIONS ON TRANSFERS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A POLICY IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE POLICY. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE POLICY, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.


36 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF POLICY VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each policy, we will apply the policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR POLICY, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE POLICIES MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR POLICY AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR POLICY TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF POLICY VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE POLICY IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 37

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From one subaccount to another subaccount or to the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o     For automated transfers -- $50.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o     For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make transfers by mail or telephone. However, we reserve the right to limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or phone, you may make automated transfers subject to the restrictions described below.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (EXCEPTION: The maximum number of transfers per year provision does not apply to automated transfers.)

o     You may make automated transfers by choosing a schedule we provide.


38 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS

                                                                               NUMBER
By investing an equal number                          AMOUNT   ACCUMULATION   OF UNITS
of dollars each month ............            MONTH  INVESTED   UNIT VALUE   PURCHASED
                                               Jan     $100        $20         5.00
                                               Feb      100         18         5.56
you automatically buy                          Mar      100         17         5.88
more units when the
per unit market price is low ..... ------->    Apr      100         15         6.67
                                               May      100         16         6.25
                                              June      100         18         5.56
                                              July      100         17         5.88
and fewer units
when the per unit                              Aug      100         19         5.26
market price is high. ............ ------->   Sept      100         21         4.76
                                               Oct      100         20         5.00

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make dollar-cost averaging transfers by choosing a schedule we provide.

ASSET REBALANCING

Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 39

POLICY LOANS

You may borrow against your policy by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS

$500 or the remaining loan value, whichever is less.

MAXIMUM LOAN AMOUNTS

o     90% of the policy value minus surrender charges.

o     For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS


A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed in the fixed account at the applicable guaranteed interest rate. (See "The Fixed Account.") A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or minimum initial guarantee period to terminate.



40 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

POLICY SURRENDERS

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds"). We will mail surrender payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

TOTAL SURRENDERS

If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.")

PARTIAL SURRENDERS

After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy's cash surrender value. Partial surrenders by phone are limited to $100,000. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate any of the NLG options. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

      1. First from the specified amount provided by the most recent increase;

      2. Next from the next most recent increases successively;

      3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number* when you request a transfer, loan or partial surrender.

1 BY MAIL

Regular mail:


RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:


RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 41

2 BY PHONE

Call between 8 a.m. and 6 p.m. (Monday - Thursday),
8 a.m. and 4:30 p.m. (Friday). All Eastern Times.

(800) 541-2251 (TOLL FREE)

(518) 869-8613 (LOCAL)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

PAYMENT OF POLICY PROCEEDS

We will pay policy proceeds when:

o     you surrender the policy; or

o     the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on lump sum death proceeds from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

PAYMENT OPTIONS

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, we must make payments under all options to a natural person.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year, compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all proceeds that remain or you may place them under a different payment option that we approve.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o     the payment includes a premium payment check that has not cleared;

o     the NYSE is closed, except for normal holiday and weekend closings;

o     trading on the NYSE is restricted, according to SEC rules;

o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

o the SEC permits us to delay payments for the protection of security holders.

We may delay payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.


42 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as our tax status, YOU SHOULD CONSULT A TAX ADVISER TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the IRS currently interprets them. Both the laws and their interpretation may change.

As with any financial product purchased, you should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisers. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also your ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

FEDERAL INCOME TAX REPORTING AND WITHHOLDING: If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax reporting, and may be subject to withholding pursuant to the Code.

DIVERSIFICATION AND INVESTOR CONTROL: Although the IRS has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable policies and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the policy owner would be currently taxed on income earned within the policy. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


RIVERSOURCE LIFE OF NY'S TAX STATUS


We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

DEATH BENEFIT PROCEEDS: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and generally is not subject to federal income taxes. When the proceeds are paid on or after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTION A: The death benefit proceeds are not subject to income tax, but payments of interest are.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTIONS B AND C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax.

PRE-DEATH PROCEEDS: Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment contract.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 43

SOURCE OF PROCEEDS                       TAXABLE PORTION OF PRE-DEATH PROCEEDS
--------------------------------------------------------------------------------------------------------------------------------
NON-MODIFIED ENDOWMENT CONTRACTS:

Full surrender:                          Amount received plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings generated in the policy -- earnings in policy cash value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash value could have significant earnings that will be taxed upon surrender of the policy.

Lapse:                                   Any outstanding indebtedness minus your investment in the policy.(1) You will be taxed on any earnings generated in the contract -- earnings in policy cash value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash value could have significant earnings that will be taxed upon lapse of the policy.

Partial surrenders:                      Generally, if the amount received is greater than your investment in the policy,(2) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments:            None.(2)

MODIFIED ENDOWMENT CONTRACTS(3):

Full surrender:                          Amount received plus any indebtedness, minus your investment in the policy.(1)

Lapse:                                   Any outstanding indebtedness minus your investment in the policy.(1)

Partial surrenders:                      Lesser of:

                                         o     the amount received; or

                                         o     policy value minus your investment in the policy.(1)

Policy loans and assignments:            Lesser of:

                                         o     The amount of the loan/assignment; or

                                         o     policy value minus your investment in the policy.(1)
PAYMENT OPTIONS
(APPLICABLE TO NON-MODIFIED ENDOWMENT
CONTRACTS AND MODIFIED ENDOWMENT
CONTRACTS):                              OPTION A FOR PRE-DEATH PROCEEDS: Taxed as full surrender (and may be subject to additional 10% penalty tax if modified endowment contract). Interest taxed (and not subject to additional 10% penalty tax).

                                         OPTIONS B AND C FOR PRE-DEATH PROCEEDS: Portion of each payment taxed and portion considered a return on investment in the policy(1) and not taxed. Any outstanding indebtedness at the time the option is elected taxed as a partial surrender (and may be subject to additional 10% penalty tax if modified endowment contract). Payments made after the investment in the policy(1) is fully recovered are taxed. If the policy is a modified endowment contract, those payments may be subject to an additional 10% penalty tax.
--------------------------------------------------------------------------------------------------------------------------------

(1) Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).

(2) However, should the policy later be surrendered or lapse with outstanding indebtedness, see discussion related to "full surrender" or "lapse" under "Source of Proceeds" in the "Non-modified endowment contracts" section shown above for the explanation of tax treatment.

(3) The taxable portion of pre-death proceeds may be subject to a 10% penalty tax.

MODIFIED ENDOWMENT CONTRACTS

Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.


44 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:

o ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or

o ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.

You do not have to choose either of these options, but your policy will then remain a modified endowment contract for the life of the policy.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the first seven years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment contract with applicable tax implications even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o     the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules may apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. Under current tax law, the estate tax is repealed for the year 2010, but will be reinstated unless Congress acts by 2011. If Congress does not act by 2011, the laws governing estate taxes will apply as if the Economic Growth and Tax Relief Reconciliation Act of 2001 had never been passed. State laws are also subject to change.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax adviser and legal adviser prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the employee of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, and (iii) the appropriateness of and limitations on the purchase of insurance in conjunction with the retirement plan.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 45

On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisers before purchasing the policy for any employment-related insurance or benefit program.

SPLIT DOLLAR ARRANGEMENTS

The following is a general discussion of the federal income tax implications of a split dollar arrangement. You should consult your legal and tax advisers before developing or entering into a split dollar arrangement.

A life insurance policy purchased as part of a split dollar arrangement provides funding for individual cash value life insurance. The arrangement divides or 'splits' the death benefit and the living benefits between two parties. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. Often this means cooperation between an employee and his or her employer, but the arrangement may be used in other relationships -- corporation-shareholder, parent-child, donor-donee.

In Treasury Decision 9092 (T.D. 9092), the IRS defines a split dollar life insurance arrangement as "any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract." The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Code Section 79), executive bonus arrangements (Code Section 162) or key-person plans.

MUTUALLY EXCLUSIVE REGIMES

In IRS Notice 2002-8, the IRS introduced the concept of two mutually exclusive regimes as it relates to the taxation of split dollar, the economic benefit regime and the loan regime. These regimes apply to both business and personal (private) uses of split dollar. The introduction of these two regimes, along with IRS Notice 2002-59 and the final split dollar regulations (T.D. 9092) may have limited split dollar arrangements to one of these two regimes exclusively.

I. ECONOMIC BENEFIT SPLIT DOLLAR -- "For these arrangements, the owner of the
--------------------------------
life insurance contract is treated as providing economic benefits to the non-owner of the contract, and those economic benefits must be accounted for fully and consistently by both the owner and the non-owner" (T.D. 9092). IRS Regulation Section 1.61-22(d) provides that the possible economic benefit provided to the non-owner can include the value of: (1) current life insurance coverage, (2) any portion of the cash surrender value available to the non-owner, and (3) the transfer of the policy to the non-owner.

Under IRS Regulation Section 1.61-22(d)(2), in addition to the amount of any current life insurance protection provided to the non-owner, the owner and the non-owner must also account fully and consistently for the amount of policy cash value to which the non-owner has current access (to the extent that such amount was not actually taken into account for a prior taxable year), and the value of any other economic benefits provided to the non-owner (to the extent not actually taken into account for a prior taxable year).

II. LOAN (COLLATERAL ASSIGNMENT) SPLIT DOLLAR -- Under the loan regime, the
---------------------------------------------
non-owner of the life insurance policy is treated as loaning the amount of its premium payments to the owner of the policy. Generally, the policy is held as collateral for the loan. The loan regime generally will govern the taxation of collateral assignment arrangements. Under IRS Regulation Section 1.7872-15, a payment made pursuant to a split dollar arrangement is a split dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner;
(ii) the payment is a loan under general principals of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy's death benefit proceeds or its cash surrender value.

If a split dollar loan does not provide for sufficient interest, the loan is a below-market split dollar loan subject to IRS Section 7872. If the split dollar loan provides for sufficient interest, then, except as provided in IRS
Section 7872, the loan is subject to the general rules for debt instruments (including the rules for original issue discount under IRS Sections 1271 and 1275). In general, interest on a split dollar loan is not deductible by the borrower.

TAXATION -- DETERMINED BY POLICY OWNERSHIP

The tax treatment will depend on the structure of the agreement and who is deemed to be the owner of the policy. The specific tax ramifications (i.e. compensation, gift taxes, etc.) will depend on the relationship between the owner and the non-owner. The regulations have taken a uniquely simple approach to determine which of the two regimes applies, based on policy ownership. The owner is the person named as owner under the policy. Clarity is provided by the regulations in situations where there are two or more owners named or where different types of trusts hold the policy. If you are considering a split dollar arrangement, you should consult your legal and tax adviser.


46 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

DISTRIBUTION OF THE POLICY


RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE POLICY

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the policy.

o The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.

PAYMENTS TO THE SELLING FIRMS

o We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 95% (85% for VUL IV ES - NY prior policies) of the initial target premium when the policy is sold, plus 2.75% (3.5% and 2.5%, respectively, for VUL IV - NY and VUL IV ES - NY prior policies) of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and risk classification of the insured at the time of issue as well as by the specified amount of the policy. Each year we also pay selling firms a service fee of up to .125% of the policy value, less indebtedness. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on which subaccounts you choose to allocate your premiums.

o We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.

o In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      -- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      -- marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;

      --    providing services to policy owners; and

      -- funding other events sponsored by a selling firm that may encourage the selling firm's sales representatives to sell the policy.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.

SOURCES OF PAYMENTS TO SELLING FIRMS

o We pay the commissions and other compensation described above from our assets.

o     Our assets may include:

      -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see "Fee Tables");

      -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

      -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

      -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.



RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 47

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:

      -- fees and expenses we collect from policy owners, including surrender charges; and

      -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO SALES REPRESENTATIVES

o The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.

o To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.

LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



48 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

POLICY ILLUSTRATIONS


The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS

Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

EXPENSES: The policy values illustrated reflect the deduction of the following expenses:

o     Premium expense charges;

o     Cost of insurance charges;

o     Policy fees;

o     Mortality and expense risk charges; and

o     Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

o     Current and guaranteed charges for the policies; and

o     Current and guaranteed charges for prior policies.


All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." These sections describe where these charges differ between VUL IV - NY and VUL IV ES - NY. These differences are reflected in the illustrated policy values. These sections also describe when the various charges are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits.
Adding optional insurance benefits which have charges (see "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations are 1.05% of average daily net assets for the policies and 1.04% of average daily net assets for prior policies. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.


RISK CLASSIFICATION OF THE INSURED: The illustrations assume the insured is a male, age 40, in our preferred nontobacco risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nontobacco risk or nonsmoker risk, as applicable.

DEATH BENEFIT: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.

PREMIUMS: The illustrations for VUL IV - NY assume that a premium of $4,500 is paid in full at the beginning of each policy year. For prior policies, the illustrations for VUL IV - NY assume that a premium of $3,500 is paid in full at the beginning of each policy year. The illustrations VUL IV ES - NY assume that a premium of $30,000 is paid in full at the beginning of each policy year. For prior policies, the illustration for VUL IV ES - NY assume that a premium of $25,000 is paid in full at the beginning of each policy year. Results would differ if:

o     Premiums were not paid in full at the beginning of each policy year.

o     Premium amounts were different.

LOANS AND PARTIAL SURRENDERS: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 49

VUL IV - NY

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $400,000                                MALE -- AGE 40                                CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONTOBACCO                             ANNUAL PREMIUM $4,500
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $     4,725  $  400,000  $  400,000  $    400,000  $   3,473  $    3,708  $      3,943  $      --  $       --  $         --
     2        9,686     400,000     400,000       400,000      6,861       7,550         8,267      2,693       3,382         4,099
     3       14,896     400,000     400,000       400,000     10,145      11,508        12,986      5,977       7,340         8,818
     4       20,365     400,000     400,000       400,000     13,348      15,612        18,167      9,180      11,444        13,999
     5       26,109     400,000     400,000       400,000     16,451      19,845        23,834     12,283      15,677        19,666

     6       32,139     400,000     400,000       400,000     19,444      24,203        30,027     16,110      20,869        26,692
     7       38,471     400,000     400,000       400,000     22,331      28,692        36,801     19,830      26,191        34,301
     8       45,120     400,000     400,000       400,000     25,146      33,353        44,254     23,479      31,685        42,587
     9       52,101     400,000     400,000       400,000     27,915      38,215        52,479     27,081      37,382        51,645
    10       59,431     400,000     400,000       400,000     30,636      43,289        61,554     30,636      43,289        61,554

    15      101,959     400,000     400,000       400,000     44,101      73,235       125,184     44,101      73,235       125,184
    20      156,237     400,000     400,000       400,000     54,159     108,505       229,431     54,159     108,505       229,431
    25      225,511     400,000     400,000       494,116     58,933     149,766       405,013     58,933     149,766       405,013
    30      313,924     400,000     400,000       804,981     55,235     197,274       693,949     55,235     197,274       693,949
    35      426,763     400,000     400,000     1,249,927     36,434     252,287     1,168,156     36,434     252,287     1,168,156

    40      570,779          --     400,000     2,048,169         --     318,883     1,950,637         --     318,883     1,950,637
    45      754,583          --     432,083     3,376,829         --     411,508     3,216,027         --     411,508     3,216,027
    50      989,169          --     554,662     5,493,017         --     528,250     5,231,445         --     528,250     5,231,445
    55    1,288,567          --     681,033     8,616,153         --     674,290     8,530,844         --     674,290     8,530,844
    60    1,670,683          --     871,272    14,179,478         --     871,272    14,179,478         --     871,272    14,179,478
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


50 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

VUL IV ES - NY

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $2,000,000                              MALE -- AGE 40                                CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONTOBACCO                            ANNUAL PREMIUM $30,000
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $    31,500  $2,000,000  $2,000,000  $  2,000,000  $  25,468  $   27,110  $     28,754  $   4,628  $    6,270  $      7,914
     2       64,575   2,000,000   2,000,000     2,000,000     50,303      55,182        60,263     29,463      34,342        39,423
     3       99,304   2,000,000   2,000,000     2,000,000     74,522      84,262        94,812     53,682      63,422        73,972
     4      135,769   2,000,000   2,000,000     2,000,000     98,196     114,455       132,780     77,356      93,615       111,940
     5      174,057   2,000,000   2,000,000     2,000,000    121,283     145,756       174,463    100,443     124,916       153,623

     6      214,260   2,000,000   2,000,000     2,000,000    143,741     178,160       220,193    127,069     161,488       203,521
     7      256,473   2,000,000   2,000,000     2,000,000    165,534     211,670       270,343    153,030     199,166       257,839
     8      300,797   2,000,000   2,000,000     2,000,000    186,786     246,448       325,489    178,450     238,112       317,153
     9      347,337   2,000,000   2,000,000     2,000,000    207,563     282,609       386,208    203,395     278,441       382,040
    10      396,204   2,000,000   2,000,000     2,000,000    227,876     320,217       453,081    227,876     320,217       453,081

    15      679,725   2,000,000   2,000,000     2,000,000    330,383     545,419       927,246    330,383     545,419       927,246
    20    1,041,578   2,000,000   2,000,000     2,300,734    416,097     821,470     1,716,966    416,097     821,470     1,716,966
    25    1,503,404   2,000,000   2,000,000     3,700,698    478,664   1,164,365     3,033,359    478,664   1,164,365     3,033,359
    30    2,092,824   2,000,000   2,000,000     6,033,529    506,542   1,596,770     5,201,318    506,542   1,596,770     5,201,318
    35    2,845,090   2,000,000   2,308,669     9,392,780    475,038   2,157,635     8,778,299    475,038   2,157,635     8,778,299

    40    3,805,193   2,000,000   3,009,236    15,446,072    331,449   2,865,939    14,710,545    331,449   2,865,939    14,710,545
    45    5,030,555          --   3,915,938    25,585,427         --   3,729,465    24,367,074         --   3,729,465    24,367,074
    50    6,594,462          --   4,997,133    41,851,716         --   4,759,175    39,858,777         --   4,759,175    39,858,777
    55    8,590,447          --   6,112,085    65,981,843         --   6,051,569    65,328,558         --   6,051,569    65,328,558
    60   11,137,887          --   7,798,728   109,047,009         --   7,798,728   109,047,009         --   7,798,728   109,047,009
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 51

VUL IV - NY

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $400,000                                MALE -- AGE 40                             GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONTOBACCO                             ANNUAL PREMIUM $4,500
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $     4,725  $  400,000  $  400,000  $    400,000  $   3,243  $    3,470  $      3,699  $      --  $       --  $         --
     2        9,686     400,000     400,000       400,000      6,360       7,018         7,704      2,192       2,850         3,536
     3       14,896     400,000     400,000       400,000      9,355      10,647        12,051      5,187       6,479         7,883
     4       20,365     400,000     400,000       400,000     12,220      14,351        16,762      8,052      10,183        12,594
     5       26,109     400,000     400,000       400,000     14,945      18,123        21,867     10,777      13,955        17,699

     6       32,139     400,000     400,000       400,000     17,525      21,957        27,396     14,191      18,622        24,062
     7       38,471     400,000     400,000       400,000     19,962      25,856        33,398     17,461      23,355        30,897
     8       45,120     400,000     400,000       400,000     22,248      29,815        39,914     20,581      28,148        38,247
     9       52,101     400,000     400,000       400,000     24,377      33,828        46,990     23,544      32,994        46,157
    10       59,431     400,000     400,000       400,000     26,342      37,889        54,680     26,342      37,889        54,680

    15      101,959     400,000     400,000       400,000     33,034      58,291       104,324     33,034      58,291       104,324
    20      156,237     400,000     400,000       400,000     32,513      76,898       180,614     32,513      76,898       180,614
    25      225,511     400,000     400,000       400,000     20,259      89,334       303,393     20,259      89,334       303,393
    30      313,924          --     400,000       586,603         --      86,180       505,692         --      86,180       505,692
    35      426,763          --     400,000       883,114         --      45,723       825,340         --      45,723       825,340

    40      570,779          --          --     1,403,342         --          --     1,336,516         --          --     1,336,516
    45      754,583          --          --     2,229,147         --          --     2,122,997         --          --     2,122,997
    50      989,169          --          --     3,462,619         --          --     3,297,732         --          --     3,297,732
    55    1,288,567          --          --     5,205,255         --          --     5,153,718         --          --     5,153,718
    60    1,670,683          --          --     8,347,620         --          --     8,347,620         --          --     8,347,620
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


52 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

VUL IV ES - NY

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $2,000,000                              MALE -- AGE 40                             GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONTOBACCO                            ANNUAL PREMIUM $30,000
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $    31,500  $2,000,000  $2,000,000  $  2,000,000  $  23,684  $   25,269  $     26,857  $   2,844  $    4,429  $      6,017
     2       64,575   2,000,000   2,000,000     2,000,000     46,615      51,267        56,115     25,775      30,427        35,275
     3       99,304   2,000,000   2,000,000     2,000,000     68,814      78,033        88,033     47,974      57,193        67,193
     4      135,769   2,000,000   2,000,000     2,000,000     90,244     105,555       122,840     69,404      84,715       102,000
     5      174,057   2,000,000   2,000,000     2,000,000    110,871     133,819       160,793     90,031     112,979       139,953

     6      214,260   2,000,000   2,000,000     2,000,000    130,664     162,816       202,181    113,992     146,144       185,509
     7      256,473   2,000,000   2,000,000     2,000,000    149,646     192,593       247,385    137,142     180,089       234,881
     8      300,797   2,000,000   2,000,000     2,000,000    167,786     223,148       296,777    159,450     214,812       288,441
     9      347,337   2,000,000   2,000,000     2,000,000    185,054     254,481       350,775    180,886     250,313       346,607
    10      396,204   2,000,000   2,000,000     2,000,000    201,422     286,595       409,850    201,422     286,595       409,850

    15      679,725   2,000,000   2,000,000     2,000,000    266,889     457,384       800,901    266,889     457,384       800,901
    20    1,041,578   2,000,000   2,000,000     2,000,000    296,499     641,560     1,429,925    296,499     641,560     1,429,925
    25    1,503,404   2,000,000   2,000,000     2,990,522    270,922     832,484     2,451,247    270,922     832,484     2,451,247
    30    2,092,824   2,000,000   2,000,000     4,701,924    148,057   1,018,221     4,053,383    148,057   1,018,221     4,053,383
    35    2,845,090          --   2,000,000     7,041,361         --   1,181,992     6,580,711         --   1,181,992     6,580,711

    40    3,805,193          --   2,000,000    11,153,930         --   1,288,971    10,622,790         --   1,288,971    10,622,790
    45    5,030,555          --   2,000,000    17,683,159         --   1,260,878    16,841,104         --   1,260,878    16,841,104
    50    6,594,462          --   2,000,000    27,434,404         --     675,632    26,128,004         --     675,632    26,128,004
    55    8,590,447          --          --    41,208,993         --          --    40,800,983         --          --    40,800,983
    60   11,137,887          --          --    66,053,988         --          --    66,053,988         --          --    66,053,988
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 53

VUL IV - NY                                                                                                       FOR PRIOR POLICIES

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $275,000                                MALE -- AGE 40                                CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONSMOKER                              ANNUAL PREMIUM $3,500
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $     3,675  $  275,000  $  275,000  $    275,000  $   2,845  $    3,033  $      3,221  $       0  $      167  $        355
     2        7,534     275,000     275,000       275,000      5,625       6,178         6,755      2,759       3,313         3,889
     3       11,585     275,000     275,000       275,000      8,323       9,424        10,618      5,458       6,559         7,753
     4       15,840     275,000     275,000       275,000     10,951      12,785        14,853      8,086       9,920        11,988
     5       20,307     275,000     275,000       275,000     13,495      16,250        19,484     10,629      13,384        16,618

     6       24,997     275,000     275,000       275,000     15,956      19,823        24,552     13,664      17,531        22,259
     7       29,922     275,000     275,000       275,000     18,322      23,497        30,088     16,603      21,778        28,368
     8       35,093     275,000     275,000       275,000     20,618      27,299        36,166     19,472      26,153        35,019
     9       40,523     275,000     275,000       275,000     22,845      31,236        42,843     22,272      30,663        42,270
    10       46,224     275,000     275,000       275,000     25,014      35,323        50,191     25,014      35,323        50,191

    15       79,301     275,000     275,000       275,000     35,464      59,167       101,468     35,464      59,167       101,468
    20      121,517     275,000     275,000       275,000     43,381      87,486       185,941     43,381      87,486       185,941
    25      175,397     275,000     275,000       400,517     48,153     121,892       328,292     48,153     121,892       328,292
    30      244,163     275,000     275,000       651,488     47,209     163,118       561,628     47,209     163,118       561,628
    35      331,927     275,000     275,000     1,010,831     36,189     214,134       944,702     36,189     214,134       944,702

    40      443,939     275,000     296,533     1,655,910      4,671     282,412     1,577,057      4,671     282,412     1,577,057
    45      586,898          --     386,813     2,729,641         --     368,393     2,599,658         --     368,393     2,599,658
    50      769,354          --     493,544     4,439,388         --     470,042     4,227,989         --     470,042     4,227,989
    55    1,002,219          --     603,285     6,963,408         --     597,312     6,894,463         --     597,312     6,894,463
    60    1,299,420          --     769,475    11,463,851         --     769,475    11,463,851         --     769,475    11,463,851
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


54 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

VUL IV ES - NY                                                                                                    FOR PRIOR POLICIES

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $2,000,000                              MALE -- AGE 40                                CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONSMOKER                             ANNUAL PREMIUM $25,000
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $    26,250  $2,000,000  $2,000,000  $  2,000,000  $  21,024  $   22,387  $     23,750  $     184  $    1,547  $      2,910
     2       53,813   2,000,000   2,000,000     2,000,000     41,495      45,534        49,741     20,655      24,694        28,901
     3       82,753   2,000,000   2,000,000     2,000,000     61,426      69,480        78,205     40,586      48,640        57,365
     4      113,141   2,000,000   2,000,000     2,000,000     80,886      94,319       109,461     60,046      73,479        88,621
     5      145,048   2,000,000   2,000,000     2,000,000     99,774     119,977       143,682     78,934      99,137       122,842

     6      178,550   2,000,000   2,000,000     2,000,000    118,050     146,440       181,122    101,378     129,768       164,450
     7      213,728   2,000,000   2,000,000     2,000,000    135,674     173,693       222,067    123,170     161,189       209,563
     8      250,664   2,000,000   2,000,000     2,000,000    152,773     201,890       267,003    144,437     193,554       258,667
     9      289,447   2,000,000   2,000,000     2,000,000    169,306     231,024       316,299    165,138     226,856       312,131
    10      330,170   2,000,000   2,000,000     2,000,000    185,342     261,199       370,472    185,342     261,199       370,472

    15      566,437   2,000,000   2,000,000     2,000,000    263,910     439,494       752,341    263,910     439,494       752,341
    20      867,981   2,000,000   2,000,000     2,000,000    324,856     653,429     1,385,464    324,856     653,429     1,385,464
    25    1,252,836   2,000,000   2,000,000     2,991,645    363,626     914,604     2,452,168    363,626     914,604     2,452,168
    30    1,744,020   2,000,000   2,000,000     4,883,541    364,719   1,232,638     4,209,949    364,719   1,232,638     4,209,949
    35    2,370,908   2,000,000   2,000,000     7,608,708    298,837   1,632,866     7,110,943    298,837   1,632,866     7,110,943

    40    3,170,994   2,000,000   2,277,837    12,520,093    101,910   2,169,368    11,923,898    101,910   2,169,368    11,923,898
    45    4,192,129          --   2,977,665    20,744,703         --   2,835,871    19,756,860         --   2,835,871    19,756,860
    50    5,495,385          --   3,811,672    33,930,860         --   3,630,164    32,315,105         --   3,630,164    32,315,105
    55    7,158,706          --   4,673,502    53,492,592         --   4,627,230    52,962,962         --   4,627,230    52,962,962
    60    9,281,573          --   5,977,446    88,450,636         --   5,977,446    88,450,636         --   5,977,446    88,450,636

-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 55

VUL IV - NY                                                                                                       FOR PRIOR POLICIES

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $275,000                                MALE -- AGE 40                             GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONSMOKER                              ANNUAL PREMIUM $3,500
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $     3,675  $  275,000  $  275,000  $    275,000  $   2,587  $    2,766  $      2,946  $      --  $       --  $         80
     2        7,534     275,000     275,000       275,000      5,082       5,602         6,145      2,217       2,737         3,279
     3       11,585     275,000     275,000       275,000      7,488       8,512         9,625      4,622       5,647         6,759
     4       15,840     275,000     275,000       275,000      9,798      11,492        13,407      6,933       8,627        10,541
     5       20,307     275,000     275,000       275,000     12,008      14,539        17,517      9,143      11,673        14,651

     6       24,997     275,000     275,000       275,000     14,113      17,648        21,983     11,821      15,356        19,690
     7       29,922     275,000     275,000       275,000     16,115      20,825        26,844     14,396      19,105        25,125
     8       35,093     275,000     275,000       275,000     18,010      24,066        32,138     16,864      22,920        30,992
     9       40,523     275,000     275,000       275,000     19,793      27,369        37,905     19,220      26,796        37,331
    10       46,224     275,000     275,000       275,000     21,459      30,732        44,191     21,459      30,732        44,191

    15       79,301     275,000     275,000       275,000     27,604      48,088        85,256     27,604      48,088        85,256
    20      121,517     275,000     275,000       275,000     28,802      65,301       149,756     28,802      65,301       149,756
    25      175,397     275,000     275,000       311,911     22,100      80,105       255,665     22,100      80,105       255,665
    30      244,163     275,000     275,000       492,785      1,091      87,730       424,815      1,091      87,730       424,815
    35      331,927          --     275,000       740,190         --      77,701       691,766         --      77,701       691,766

    40      443,939          --     275,000     1,174,827         --      19,683     1,118,883         --      19,683     1,118,883
    45      586,898          --          --     1,865,122         --          --     1,776,306         --          --     1,776,306
    50      769,354          --          --     2,896,629         --          --     2,758,694         --          --     2,758,694
    55    1,002,219          --          --     4,354,598         --          --     4,311,483         --          --     4,311,483
    60    1,299,420          --          --     6,984,787         --          --     6,984,787         --          --     6,984,787
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


56 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

VUL IV ES - NY                                                                                                    FOR PRIOR POLICIES

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION
INITIAL SPECIFIED AMOUNT $2,000,000                              MALE -- AGE 40                             GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        PREFERRED NONSMOKER                             ANNUAL PREMIUM $25,000
------------------------------------------------------------------------------------------------------------------------------------

         PREMIUM(1)
        ACCUMULATED              DEATH BENEFIT                         POLICY VALUE                     CASH SURRENDER VALUE
END OF  WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%         0%          6%           12%          0%         6%           12%          0%         6%          12%
-----------------------------------------------------------------------------------------------------------------------------------

     1  $    26,250  $2,000,000  $2,000,000  $  2,000,000  $  18,944  $   20,239  $     21,536  $      --  $       --  $        696
     2       53,813   2,000,000   2,000,000     2,000,000     37,217      40,990        44,925     16,377      20,150        24,085
     3       82,753   2,000,000   2,000,000     2,000,000     54,835      62,284        70,368     33,995      41,444        49,528
     4      113,141   2,000,000   2,000,000     2,000,000     71,760      84,093        98,026     50,920      63,253        77,186
     5      145,048   2,000,000   2,000,000     2,000,000     87,954     106,390       128,083     67,114      85,550       107,243

     6      178,550   2,000,000   2,000,000     2,000,000    103,379     129,152       160,746     86,707     112,480       144,074
     7      213,728   2,000,000   2,000,000     2,000,000    118,057     152,412       196,305    105,553     139,908       183,801
     8      250,664   2,000,000   2,000,000     2,000,000    131,952     176,148       235,027    123,616     167,812       226,691
     9      289,447   2,000,000   2,000,000     2,000,000    145,030     200,341       277,215    140,862     196,173       273,047
    10      330,170   2,000,000   2,000,000     2,000,000    157,257     224,974       323,210    157,257     224,974       323,210

    15      566,437   2,000,000   2,000,000     2,000,000    202,494     352,239       623,763    202,494     352,239       623,763
    20      867,981   2,000,000   2,000,000     2,000,000    211,751     478,801     1,096,145    211,751     478,801     1,096,145
    25    1,252,836   2,000,000   2,000,000     2,283,792    163,607     588,393     1,871,961    163,607     588,393     1,871,961
    30    1,744,020   2,000,000   2,000,000     3,607,687     11,568     646,852     3,110,075     11,568     646,852     3,110,075
    35    2,370,908          --   2,000,000     5,418,543         --     579,354     5,064,059         --     579,354     5,064,059

    40    3,170,994          --   2,000,000     8,599,915         --     169,525     8,190,395         --     169,525     8,190,395
    45    4,192,129          --          --    13,652,614         --          --    13,002,490         --          --    13,002,490
    50    5,495,385          --          --    21,202,852         --          --    20,193,193         --          --    20,193,193
    55    7,158,706          --          --    31,874,613         --          --    31,559,022         --          --    31,559,022
    60    9,281,573          --          --    51,126,606         --          --    51,126,606         --          --    51,126,606
-----------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.


THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 57

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT VALUATION DATE: The date of the insured's death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured's death.


FIXED ACCOUNT: The general investment account of RiverSource Life of NY. The fixed account is made up of all of RiverSource Life of NY's assets other than those held in any separate account.


FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.


FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Variable Account and the Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.


INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

LAPSE: The policy ends without value and no death benefit will be paid.

MINIMUM INITIAL PREMIUM: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

NO LAPSE GUARANTEE TO AGE 100 (NLG-100): Guarantees the policy will not lapse before the insured's attained insurance age 100.

NLG-100 PREMIUM: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex, risk classification, optional insurance benefits added by rider and the initial specified amount.

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

OWNER: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PRIOR POLICIES: Policies purchased prior to May 1, 2006.


58 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

PROCEEDS: The amount payable under the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

o Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

      -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

      -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

o     On surrender of the policy, the proceeds will be the cash surrender value.


RISK CLASSIFICATION: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.


SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

VALUATION DATE: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins.

VALUATION PERIOD: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.


VARIABLE ACCOUNT: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.


VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).


RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS 59

RIVERSOURCE [LOGO](SM)
       INSURANCE


RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251


 Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of
  New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

                   RiverSource Life Insurance Co. of New York

                  20 Madison Avenue Extension, Albany, NY 12203
                                 (800) 541-2251
                          riversource.com/lifeinsurance

You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at
     www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
 publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC,
                   100 F Street, N.E., Washington, D.C. 20549.

                      Investment Company Act File #811-5213


            (C) 2007 Ameriprise Financial, Inc. All rights reserved.


S-6419 J (1/07)

                      STATEMENT OF ADDITIONAL INFORMATION

                                      FOR


         RIVERSOURCE SUCCESSION SELECT(SM) VARIABLE LIFE INSURANCE

                            (SUCCESSION SELECT - NY)


              RIVERSOURCE(SM) VARIABLE UNIVERSAL LIFE (VUL - NY)

          RIVERSOURCE(SM) VARIABLE UNIVERSAL LIFE III (VUL III - NY)

           RIVERSOURCE(SM) VARIABLE UNIVERSAL LIFE IV (VUL IV - NY)

          RIVERSOURCE(SM) VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

                               (VUL IV ES - NY)


     (previously IDS LIFE OF NEW YORK SUCCESSION SELECT(SM) VARIABLE LIFE INSURANCE, IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE, IDS LIFE OF
    NEW YORK VARIABLE UNIVERSAL LIFE III and IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/IDS LIFE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES)

                                 JAN. 2, 2007

ISSUED BY: RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
           (PREVIOUSLY IDS LIFE INSURANCE COMPANY OF NEW YORK)


           20 Madison Avenue Extension
           Albany, NY 12203
           Telephone: (800) 541-2251
           Website address: riversource.com/lifeinsurance


           RIVERSOURCE OF NEW YORK ACCOUNT 8
           (PREVIOUSLY IDS LIFE OF NEW YORK ACCOUNT 8)

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

TABLE OF CONTENTS


INFORMATION ABOUT RIVERSOURCE LIFE OF NY .......................................p. 3


   Ownership ...................................................................p. 3

   State Regulation ............................................................p. 3

   Reports .....................................................................p. 3

   Rating Agencies .............................................................p. 3

PRINCIPAL UNDERWRITER ..........................................................p. 3

THE VARIABLE ACCOUNT ...........................................................p. 4

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES .....................p. 4

   Additional Information on Payment Options for Succession Select - NY,
   VUL - NY, VUL III - NY, VUL IV - NY and VUL IV ES - NY ......................p. 4

REVENUES RECEIVED DURING CALENDAR YEAR 2005 ....................................p. 9

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................................p. 9

FINANCIAL INFORMATION


CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Centurion Life Assurance Company merged into its affiliate, IDS Life Insurance Company of New York (IDS Life of New York). At that time, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York. This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the benefits under your policy.



2 - RIVERSOURCE OF NEW YORK ACCOUNT 8

INFORMATION ABOUT RIVERSOURCE LIFE OF NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


OWNERSHIP


RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. We file an annual statement in a prescribed form with New York's Department of Insurance. Our books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. Or view our current ratings by visiting the agency websites directly at:

A.M. Best                                                       www.ambest.com
Fitch                                                     www.fitchratings.com
Moody's                                               www.moodys.com/insurance
Standard & Poor's                                     www.standardandpoors.com

A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.


PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc.
(NASD). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.

Prior to Jan. 1, 2007, Ameriprise Financial Services, Inc. served as the principal underwriter for the policy. For the past three years, the aggregate dollar amount of underwriting commissions paid to Ameriprise Financial Services, Inc. for the variable account has been: 2005: $7,093,004; 2004:
$4,089,351; and 2003: $2,433,623. Ameriprise Financial Services, Inc. retains no underwriting commission from the sale of the policy.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 3

THE VARIABLE ACCOUNT

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR SUCCESSION SELECT - NY, VUL - NY, VUL III - NY, VUL IV - NY AND VUL IV ES - NY

SUCCESSION SELECT - NY

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD                           MONTHLY PAYMENT PER $1,000
   (YEARS)                                 PLACED UNDER OPTION B
     10                                            $9.61
     15                                             6.87
     20                                             5.51
     25                                             4.71
     30                                             4.18

We will furnish monthly amounts for other payment periods at your request, without charge.


4 - RIVERSOURCE OF NEW YORK ACCOUNT 8

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for five, ten or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

OPTION C TABLE

                           LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
-------------------------------------------------------------------------------
AGE     BEGINNING              5 YEARS           10 YEARS          15 YEARS
PAYEE    IN YEAR            MALE    FEMALE    MALE    FEMALE    MALE    FEMALE
65        2005             $ 5.28   $ 4.68   $ 5.16   $ 4.63   $ 4.96   $ 4.54
          2010               5.19     4.61     5.08     4.57     4.90     4.49
          2015               5.11     4.55     5.01     4.51     4.84     4.43
          2020               5.03     4.49     4.94     4.45     4.78     4.39
          2025               4.95     4.43     4.87     4.40     4.73     4.34
          2030               4.88     4.38     4.81     4.35     4.68     4.30
70        2005               6.15     5.37     5.88     5.26     5.49     5.07
          2010               6.03     5.28     5.79     5.18     5.42     5.00
          2015               5.92     5.19     5.70     5.10     5.36     4.94
          2020               5.81     5.10     5.61     5.03     5.30     4.88
          2025               5.71     5.03     5.53     4.96     5.24     4.83
          2030               5.61     4.95     5.45     4.89     5.18     4.77
75        2005               7.30     6.36     6.74     6.09     6.01     5.67
          2010               7.14     6.23     6.63     5.99     5.95     5.60
          2015               6.99     6.10     6.52     5.89     5.90     5.54
          2020               6.84     5.99     6.42     5.79     5.84     5.47
          2025               6.71     5.88     6.32     5.71     5.78     5.41
          2030               6.58     5.78     6.23     5.62     5.73     5.35
85        2005              10.68     9.65     8.52     8.14     6.73     6.64
          2010              10.45     9.41     8.44     8.04     6.72     6.62
          2015              10.22     9.19     8.36     7.93     6.70     6.59
          2020              10.00     8.98     8.27     7.83     6.68     6.57
          2025               9.79     8.78     8.19     7.74     6.67     6.54
          2030               9.60     8.59     8.11     7.64     6.65     6.52

VUL - NY

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD                                     MONTHLY PAYMENT PER $1,000
   (YEARS)                                           PLACED UNDER OPTION B
      5                                                    $ 18.32
     10                                                      10.06
     15                                                       7.34
     20                                                       6.00
     25                                                       5.22
     30                                                       4.72

We will furnish monthly amounts for other payment periods at your request, without charge.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 5

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

CALENDAR YEAR OF PAYEE'S BIRTH   ADJUSTMENT      CALENDAR YEAR OF PAYEE'S BIRTH   ADJUSTMENT
         Before 1920                 0                     1945-1949                  6
         1920-1924                   1                     1950-1959                  7
         1925-1929                   2                     1960-1969                  8
         1930-1934                   3                     1970-1979                  9
         1935-1939                   4                     1980-1989                 10
         1940-1944                   5                     After 1989                11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

OPTION C TABLE

                                        LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
--------------------------------------------------------------------------------------------
                                            10 YEARS          15 YEARS         20 YEARS
ADJUSTED AGE PAYEE                       MALE    FEMALE    MALE    FEMALE    MALE    FEMALE
50                                      $ 4.81   $ 4.47   $ 4.74   $ 4.45   $ 4.65   $ 4.40
55                                        5.20     4.80     5.09     4.74     4.94     4.87
60                                        5.70     5.22     5.51     5.12     5.25     4.98
65                                        6.35     5.77     5.98     5.58     5.54     5.32
70                                        7.14     6.50     6.47     6.12     5.77     5.63
75                                        8.00     7.40     6.87     6.64     5.91     5.85

VUL III - NY

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD                                     MONTHLY PAYMENT PER $1,000
   (YEARS)                                           PLACED UNDER OPTION B
     10                                                     $ 9.61
     15                                                       6.87
     20                                                       5.51
     25                                                       4.71
     30                                                       4.18

We will furnish monthly amounts for other payment periods at your request, without charge.


6 - RIVERSOURCE OF NEW YORK ACCOUNT 8

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

CALENDAR YEAR OF PAYEE'S BIRTH   ADJUSTMENT      CALENDAR YEAR OF PAYEE'S BIRTH   ADJUSTMENT
         Before 1920                 0                     1945-1949                  6
         1920-1924                   1                     1950-1959                  7
         1925-1929                   2                     1960-1969                  8
         1930-1934                   3                     1970-1979                  9
         1935-1939                   4                     1980-1989                 10
         1940-1944                   5                     After 1989                11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

OPTION C TABLE

                                        LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
--------------------------------------------------------------------------------------------
                                            10 YEARS         15 YEARS          20 YEARS
ADJUSTED AGE PAYEE                       MALE    FEMALE    MALE    FEMALE    MALE    FEMALE
50                                      $ 4.22   $ 3.89   $ 4.17   $ 3.86   $ 4.08   $ 3.82
55                                        4.62     4.22     4.53     4.18     4.39     4.11
60                                        5.14     4.66     4.96     4.57     5.71     4.44
65                                        5.81     5.22     5.46     5.05     5.02     4.79
70                                        6.61     5.96     5.96     5.60     5.27     5.12
75                                        7.49     6.89     6.38     6.14     5.42     5.35

VUL IV - NY/VUL IV ES - NY

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD                                     MONTHLY PAYMENT PER $1,000
  (YEARS)                                             PLACED UNDER OPTION B
     10                                                     $ 9.61
     15                                                       6.87
     20                                                       5.51
     25                                                       4.71
     30                                                       4.18

We will furnish monthly amounts for other payment periods at your request, without charge.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 7

OPTION C -- LIFETIME INCOME: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

OPTION C TABLE

                           LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
-------------------------------------------------------------------------------
AGE     BEGINNING              5 YEARS           10 YEARS          15 YEARS
PAYEE    IN YEAR            MALE    FEMALE    MALE    FEMALE    MALE    FEMALE
65        2005             $ 5.28   $ 4.68   $ 5.16   $ 4.63   $ 4.96   $ 4.54
          2010               5.19     4.61     5.08     4.57     4.90     4.49
          2015               5.11     4.55     5.01     4.51     4.84     4.43
          2020               5.03     4.49     4.94     4.45     4.78     4.39
          2025               4.95     4.43     4.87     4.40     4.73     4.34
          2030               4.88     4.38     4.81     4.35     4.68     4.30
70        2005               6.15     5.37     5.88     5.26     5.49     5.07
          2010               6.03     5.28     5.79     5.18     5.42     5.00
          2015               5.92     5.19     5.70     5.10     5.36     4.94
          2020               5.81     5.10     5.61     5.03     5.30     4.88
          2025               5.71     5.03     5.53     4.96     5.24     4.83
          2030               5.61     4.95     5.45     4.89     5.18     4.77
75        2005               7.30     6.36     6.74     6.09     6.01     5.67
          2010               7.14     6.23     6.63     5.99     5.95     5.60
          2015               6.99     6.10     6.52     5.89     5.90     5.54
          2020               6.84     5.99     6.42     5.79     5.84     5.47
          2025               6.71     5.88     6.32     5.71     5.78     5.41
          2030               6.58     5.78     6.23     5.62     5.73     5.35
85        2005              10.68     9.65     8.52     8.14     6.73     6.64
          2010              10.45     9.41     8.44     8.04     6.72     6.62
          2015              10.22     9.19     8.36     7.93     6.70     6.59
          2020              10.00     8.98     8.27     7.83     6.68     6.57
          2025               9.79     8.78     8.19     7.74     6.67     6.54
          2030               9.60     8.59     8.11     7.64     6.65     6.52

The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.


8 - RIVERSOURCE OF NEW YORK ACCOUNT 8

REVENUES RECEIVED DURING CALENDAR YEAR 2005

The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2005. Some of these funds may not be available under your policy. Please see your policy prospectus regarding the investment options available to you.

-----------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                         $ 8,854,855.66
Franklin(R) Templeton(R) Variable Insurance Products Trust                        6,823,584.36
Liberty Variable Investment Trust / Wanger Advisors Trust                         6,167,159.08
American Century(R) Variable Portfolios, Inc.                                     5,916,210.77
Goldman Sachs Variable Insurance Trust                                            5,908,269.00
AIM Variable Insurance Funds                                                      4,657,038.45
AllianceBernstein Variable Products Series Fund, Inc.                             4,105,185.33
Putnam Variable Trust                                                             2,894,721.89
MFS(R) Variable Insurance Trust(SM)                                               2,814,229.09
Credit Suisse Trust                                                               1,948,062.06
Wells Fargo Advantage Variable Trust Funds                                        1,785,045.10
Janus Aspen Series                                                                  973,913.25
Evergreen Variable Annuity Trust                                                    950,086.78
Oppenheimer Variable Account Funds                                                  940,501.39
Third Avenue Variable Series Trust                                                  930,151.06
Royce Capital Fund                                                                  909,404.51
Lazard Retirement Series, Inc.                                                      866,279.90
Van Kampen Life Investment Trust / The Universal Institutional Funds, Inc.          766,423.33
Pioneer Variable Contracts Trust                                                    367,921.93
Calvert Variable Series, Inc.                                                       166,558.14
Dreyfus Investment Portfolios / Dreyfus Variable Investment Fund                     40,580.81
STI Classic Variable Trust                                                           25,316.37
Premier VIT                                                                          20,167.99
Baron Capital Funds Trust                                                             7,180.35
J.P. Morgan Series Trust II                                                           4,344.49
-----------------------------------------------------------------------------------------------

If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Portfolio Funds or their affiliates would be at the top of the list.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, as stated in their report appearing herein.

FINANCIAL INFORMATION


Ernst & Young LLP, independent registered public accounting firm, has audited the financial statements of IDS Life Insurance Company of New York (name subsequently changed to RiverSource Life Insurance Co. of New York) at Dec. 31, 2005 and 2004, and for each of the three years in the period ended Dec. 31, 2005, financial statements of American Centurion Life Assurance Company at Dec. 31, 2005 and 2004 and for each of the three years in the period ended Dec. 31, 2005, the supplemental financial statements of IDS Life Insurance Company of New York (name subsequently changed to RiverSource Life Insurance Co. of New York) at Dec. 31, 2005 and 2004 for each of the three years in the period ended Dec. 31, 2005, and the individual financial statements of the segregated asset subaccounts of IDS Life of New York Account 8 (subsequently changed to the RiverSource of New York Account 8), which includes IDS Life of New York Succession Select(SM) Variable Life Insurance, IDS Life of New York Variable Second-to-Die Life Insurance, IDS Life of New York Variable Universal Life, IDS Life of New York Variable Universal Life III, IDS Life of New York Variable Universal Life IV and IDS Life of New York Variable Universal Life IV
- Estate Series (names subsequently changed to RiverSource Succession Select(SM) Life Insurance, RiverSource(SM) Variable Second-to-Die Life Insurance, RiverSource(SM) Variable Universal Life, RiverSource(SM) Variable Universal Life III, RiverSource(SM) Variable Universal Life IV and RiverSource(SM) Variable Universal Life IV - Estate Series) at Dec. 31, 2005, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports given upon their authority as experts in accounting and auditing.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 9

ANNUAL FINANCIAL INFORMATION

REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the 71 segregated asset subaccounts of IDS Life of New York Account 8, referred to in Note 1, as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life of New York Account 8's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life of New York Account 8's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 71 segregated asset subaccounts of IDS Life of New York Account 8, referred to in Note 1, at December 31, 2005, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         /s/  Ernst & Young LLP

Minneapolis, Minnesota
March 31, 2006


10 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                            AIM VI        AIM VI           AIM VI          AIM VI          AIM VI
                                                          CAP APPR,      CAP APPR,        CAP DEV,        CAP DEV,        CORE EQ,
DECEMBER 31, 2005                                           SER I         SER II           SER I           SER II          SER I
ASSETS
Investments, at value(1),(2)                             $  672,256   $       307,992   $   659,244   $        86,063   $19,329,142
Dividends receivable                                             --                --            --                --            --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                    210               274           312                --            --
Receivable for share redemptions                                 --                --            --               919        24,448
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                672,466           308,266       659,556            86,982    19,353,590
====================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                               503               226           497                65        14,600
   Contract terminations                                         --                --            --               919        24,448
Payable for investments purchased                               210               274           312                --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               713               500           809               984        39,048
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                    $  671,753   $       307,766   $   658,747   $        85,998   $19,314,542
====================================================================================================================================

(1)   Investment shares                                      27,239            12,607        40,972             5,406       824,270

(2)   Investments, at cost                               $  583,654   $       282,176   $   511,121   $        75,757   $19,450,935
------------------------------------------------------------------------------------------------------------------------------------

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                           AIM VI         AIM VI           AIM VI         AB VPS        AB VPS INTL
DECEMBER 31, 2005 (CONTINUED)                            DYN, SER I   FIN SERV, SER I   TECH, SER I   GRO & INC, CL B    VAL, CL B
ASSETS
Investments, at value(1),(2)                             $   36,116   $         7,628   $    33,622   $       683,973   $   943,741
Dividends receivable                                             --                --            --                --            --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                      6                --           165             1,575         2,726
Receivable for share redemptions                                 --                --            --                --            --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 36,122             7,628        33,787           685,548       946,467
====================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                27                 6            25               500           693
   Contract terminations                                         --                --            --                --            --
Payable for investments purchased                                 6                --           165             1,575         2,726
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                33                 6           190             2,075         3,419
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts
  in accumulation period                                 $   36,089   $         7,622   $    33,597   $       683,473   $   943,048
====================================================================================================================================

(1)   Investment shares                                       2,445               500         2,649            27,747        49,881

(2)   Investments, at cost                               $   29,623   $         6,922   $    31,307   $       643,714   $   815,055
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 11

STATEMENTS OF ASSETS AND LIABILITIES

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------
                                                            AC VP        AC VP         AC VP           AC VP       CALVERT VS
DECEMBER 31, 2005 (CONTINUED)                            INTL, CL I   INTL, CL II    VAL, CL I      VAL, CL II     SOCIAL BAL
ASSETS
Investments, at value(1),(2)                             $1,951,978   $   189,416   $  6,831,778   $  1,037,860   $   724,652
Dividends receivable                                             --            --             --             --            --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                     --           204          1,153            788           302
Receivable for share redemptions                                745            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
Total assets                                              1,952,723       189,620      6,832,931      1,038,648       724,954
==============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                             1,455           141          5,101            773           539
   Contract terminations                                        745            --             --             --            --
Payable for investments purchased                                --           204          1,153            788           302
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             2,200           345          6,254          1,561           841
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                    $1,950,523   $   189,275   $  6,826,677   $  1,037,087   $   724,113
==============================================================================================================================

(1)   Investment shares                                     237,178        23,043        833,144        126,723       372,955

(2)   Investments, at cost                               $1,533,423   $   164,242   $  6,095,635   $  1,035,420   $   673,265
------------------------------------------------------------------------------------------------------------------------------

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------
                                                             CS            CS           EG VA         FID VIP       FID VIP
                                                           MID-CAP       SM CAP     FUNDAMENTAL     GRO & INC,     GRO & INC,
DECEMBER 31, 2005 (CONTINUED)                                GRO          GRO       LG CAP, CL 2      SERV CL      SERV CL 2
ASSETS
Investments, at value(1),(2)                             $  359,754   $   525,169   $     89,519   $  7,770,220   $ 1,042,631
Dividends receivable                                             --            --             --             --            --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                     --           637             78             --           740
Receivable for share redemptions                                226            --             --            924            --
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                359,980       525,806         89,597      7,771,144     1,043,371
==============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                               272           395             62          5,791           772
   Contract terminations                                        226            --             --            924            --
Payable for investments purchased                                --           637             78             --           740
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               498         1,032            140          6,715         1,512
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                    $  359,482   $   524,774   $     89,457   $  7,764,429   $ 1,041,859
==============================================================================================================================

(1)   Investment shares                                      27,275        35,270          5,021        530,029        71,757

(2)   Investments, at cost                               $  292,513   $   476,347   $     84,401   $  6,672,571   $   955,267
------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


12 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                          FID VIP        FID VIP        FID VIP         FID VIP         FTVIPT
                                                          MID CAP,       MID CAP,      OVERSEAS,       OVERSEAS,       FRANK REAL
DECEMBER 31, 2005 (CONTINUED)                             SERV CL       SERV CL 2       SERV CL        SERV CL 2       EST, CL 2
ASSETS
Investments, at value(1),(2)                           $ 11,724,589   $   1,884,668   $ 2,485,951   $      467,092   $   4,985,869
Dividends receivable                                             --              --            --               --              --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                  9,711              13        18,567              540           3,450
Receivable for share redemptions                                 --              --            --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                             11,734,300       1,884,681     2,504,518          467,632       4,989,319
===================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                             8,825           1,393         1,831              346           3,720
   Contract terminations                                         --              --            --               --              --
Payable for investments purchased                             9,711              13        18,567              540           3,450
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            18,536           1,406        20,398              886           7,170
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                  $ 11,715,764   $   1,883,275   $ 2,484,120   $      466,746   $   4,982,149
===================================================================================================================================

(1)   Investment shares                                     335,467          54,360       121,148           22,852         155,420

(2)   Investments, at cost                             $  7,491,213   $   1,543,857   $ 1,821,066   $      378,646   $   3,711,828
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                       FTVIPT FRANK       FTVIPT        FTVIPT          GS VIT           GS VIT
                                                          SM CAP      MUTUAL SHARES    TEMP FOR     STRUCTD SM CAP    STRUCTD U.S.
DECEMBER 31, 2005 (CONTINUED)                            VAL, CL 2      SEC, CL 2      SEC, CL 2          EQ               EQ
ASSETS
Investments, at value(1),(2)                           $  2,597,808   $     348,658   $ 3,229,790   $      671,547   $   3,216,883
Dividends receivable                                             --              --            --               --              --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                     --              --           600            1,701             --
Receivable for share redemptions                              1,987             544            --               --           2,604
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                              2,599,795         349,202     3,230,390          673,248       3,219,487
===================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                             1,958             254         2,383              504           2,409
   Contract terminations                                      1,987             544            --               --           2,604
Payable for investments purchased                                --              --           600            1,701              --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             3,945             798         2,983            2,205           5,013
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                  $  2,595,850   $     348,404   $ 3,227,407   $      671,043   $   3,214,474
===================================================================================================================================

(1)   Investment shares                                     154,724          19,189       206,773           48,209         245,002

(2)   Investments, at cost                             $  2,112,115   $     316,501   $ 2,513,089   $      574,589   $   2,860,197
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 13

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                        ------------------------------------------------------------------------
                                                           GS VIT      JANUS ASPEN    JANUS ASPEN    JANUS ASPEN      LAZARD
                                                          MID CAP      GLOBAL TECH,    INTL GRO,     MID CAP GRO,     RETIRE
DECEMBER 31, 2005 (CONTINUED)                               VAL            SERV           SERV           SERV         INTL EQ
ASSETS
Investments, at value(1),(2)                            $ 7,984,311   $     407,899   $  2,453,868   $    506,501   $ 2,114,870
Dividends receivable                                             --              --             --             --            --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                 20,043              --          5,894             58           316
Receivable for share redemptions                                 --           1,261             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                              8,004,354         409,160      2,459,762        506,559     2,115,186
================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                             5,940             303          1,870            389         1,601
   Contract terminations                                         --           1,261             --             --            --
Payable for investments purchased                            20,043              --          5,894             58           316
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            25,983           1,564          7,764            447         1,917
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                   $ 7,978,371   $     407,596   $  2,451,998   $    506,112   $ 2,113,269
================================================================================================================================

(1)   Investment shares                                     514,122         103,005         69,772         17,828       164,838

(2)   Investments, at cost                              $ 7,096,936   $     364,066   $  1,638,195   $    387,632   $ 1,703,700
--------------------------------------------------------------------------------------------------------------------------------

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                             MFS             MFS           MFS         PIONEER       PIONEER
                                                       INV GRO STOCK,     NEW DIS,      UTILITIES,   EQ INC VCT,    EUROPE VCT,
DECEMBER 31, 2005 (CONTINUED)                              SERV CL        SERV CL        SERV CL        CL II          CL II
ASSETS
Investments, at value(1),(2)                            $  1,767,849    $  1,538,620   $  236,243     $ 172,740      $ 13,383
Dividends receivable                                              --              --           --            --            --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                      --              --           82            --            28
Receivable for share redemptions                                  97             360           --         3,332            --
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                               1,767,946       1,538,980      236,325       176,072        13,411
================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                              1,326           1,158          167           128            10
   Contract terminations                                          97             360           --         3,332            --
Payable for investments purchased                                 --              --           82            --            28
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              1,423           1,518          249         3,460            38
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                   $  1,766,523    $  1,537,462   $  236,076     $ 172,612      $ 13,373
================================================================================================================================

(1)   Investment shares                                      181,877          99,587       10,027         8,083         1,195

(2)   Investments, at cost                              $  1,606,901    $  1,317,239   $  211,947     $ 163,549      $ 11,889
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


14 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF ASSETS AND LIABILITIES

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                       ------------------------------------------------------------------------
                                                         PUT VT                                       PUT VT
                                                         HEALTH         PUT VT          PUT VT       INTL NEW        PUT VT
                                                        SCIENCES,      HI YIELD,       INTL EQ,         OPP,         NEW OPP,
DECEMBER 31, 2005 (CONTINUED)                             CL IB          CL IB          CL IB          CL IB          CL IA
ASSETS
Investments, at value(1),(2)                           $    36,244    $   871,493    $   106,281    $   869,280    $13,746,939
Dividends receivable                                            --             --             --             --             --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                     9          2,148             --            185          2,258
Receivable for share redemptions                                --             --            961             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                36,253        873,641        107,242        869,465     13,749,197
===============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                               27            652             80            652         10,351
   Contract terminations                                        --             --            961             --             --
Payable for investments purchased                                9          2,148             --            185          2,258
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               36          2,800          1,041            837         12,609
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts
  in accumulation period                               $    36,217    $   870,841    $   106,201    $   868,628    $13,736,588
===============================================================================================================================

(1)   Investment shares                                      2,731        114,369          6,536         59,296        733,561

(2)   Investments, at cost                             $    33,154    $   852,152    $    88,819    $   632,223    $17,439,979
-------------------------------------------------------------------------------------------------------------------------------

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                       ------------------------------------------------------------------------
                                                         PUT VT          RVS VP        RVS VP          RVS VP        RVS VP
DECEMBER 31, 2005 (CONTINUED)                         VISTA, CL IB        BAL         CASH MGMT       DIV BOND     DIV EQ INC
ASSETS
Investments, at value(1),(2)                           $   565,097    $27,877,904    $ 4,985,705    $10,508,397    $12,378,067
Dividends receivable                                            --             --         14,487         34,137             --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                    64             --          6,237             --         22,895
Receivable for share redemptions                                --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                               565,161     27,877,904      5,006,429     10,542,534     12,400,962
===============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                              424         20,669          3,671          7,762          9,051
   Contract terminations                                        --         40,524             --            926             --
Payable for investments purchased                               64             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              488         61,193          3,671          8,688          9,051
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts
  in accumulation period                               $   564,673    $27,816,711    $ 5,002,758    $10,533,846    $12,391,911
===============================================================================================================================

(1)   Investment shares                                     40,538      1,881,363      4,987,487      1,003,112        888,689

(2)   Investments, at cost                             $   439,188    $26,550,505    $ 4,985,700    $10,532,856    $10,421,204
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 15

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                       ------------------------------------------------------------------------
                                                         RVS VP         RVS VP         RVS VP         RVS VP         RVS VP
DECEMBER 31, 2005 (CONTINUED)                           EMER MKTS     GLOBAL BOND        GRO       HI YIELD BOND    INTL OPP
ASSETS
Investments, at value(1),(2)                           $ 1,568,258    $ 1,868,272    $ 1,986,905    $ 3,758,876    $14,204,687
Dividends receivable                                            --          3,317             --         15,341             --
Accounts receivable from IDS Life of New York
  for contract purchase payments                             8,741             --          2,545             --          1,236
Receivable for share redemptions                                --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                             1,576,999      1,871,589      1,989,450      3,774,217     14,205,923
===============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                            1,119          1,372          1,403          2,768         10,515
   Contract terminations                                        --          2,574             --            935             --
Payable for investments purchased                               --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            1,119          3,946          1,403          3,703         10,515
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts
  in accumulation period                               $ 1,575,880    $ 1,867,643    $ 1,988,047    $ 3,770,514    $14,195,408
===============================================================================================================================

(1)   Investment shares                                    106,731        177,010        291,734        564,427      1,312,334

(2)   Investments, at cost                             $ 1,289,035    $ 1,918,111    $ 1,771,068    $ 3,649,303    $11,207,505
-------------------------------------------------------------------------------------------------------------------------------

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                       ------------------------------------------------------------------------
                                                                                                                     RVS VP
                                                          RVS VP         RVS VP        RVS VP         RVS VP          SHORT
DECEMBER 31, 2005 (CONTINUED)                           LG CAP EQ     MID CAP GRO      NEW DIM        S&P 500       DURATION
ASSETS
Investments, at value(1),(2)                           $37,216,294    $   111,972    $ 5,215,151    $ 6,051,237    $ 3,022,985
Dividends receivable                                            --             --             --             --          8,120
Accounts receivable from IDS Life of New York for
  contract purchase payments                                    --            676          7,278          3,620            943
Receivable for share redemptions                                --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                            37,216,294        112,648      5,222,429      6,054,857      3,032,048
===============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                           27,604             83          3,901          4,462          2,228
   Contract terminations                                    25,746             --             --             --             --
Payable for investments purchased                               --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                           53,350             83          3,901          4,462          2,228
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts
  in accumulation period                               $37,162,944    $   112,565    $ 5,218,528    $6,050,395     $ 3,029,820
===============================================================================================================================

(1)   Investment shares                                  1,692,910          9,148        330,439        713,634        298,301

(2)   Investments, at cost                             $33,497,050    $   104,546    $ 4,874,480    $ 5,367,498    $ 3,084,148
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


16 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                          RVS VP        RVS VP         RVS VP           ROYCE
DECEMBER 31, 2005 (CONTINUED)                           SM CAP ADV    SM CAP VAL   STRATEGY AGGR      MICRO-CAP     THIRD AVE VAL
ASSETS
Investments, at value(1),(2)                           $ 1,365,764   $   379,804   $     224,080   $    5,897,267   $   8,302,854
Dividends receivable                                            --            --              --               --              --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                 1,263           993             141               --           1,202
Receivable for share redemptions                                --            --              --            1,096              --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                             1,367,027       380,797         224,221        5,898,363       8,304,056
==================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                            1,005           281             165            4,422           6,249
   Contract terminations                                        --            --              --            1,096              --
Payable for investments purchased                               --            --              --               --           1,202
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            1,005           281             165            5,518           7,451
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                  $ 1,366,022   $   380,516   $     224,056   $    5,892,845   $   8,296,605
==================================================================================================================================

(1)   Investment shares                                    102,226        27,504          25,673          469,154         302,913

(2)   Investments, at cost                             $ 1,291,477   $   377,601   $     194,377   $    4,582,555   $   5,878,083
----------------------------------------------------------------------------------------------------------------------------------

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                       WANGER INTL   WANGER U.S.     WF ADV VT     WF ADV VT INTL     WF ADV VT
DECEMBER 31, 2005 (CONTINUED)                            SM CAP         SM CO       ASSET ALLOC         CORE             OPP
ASSETS
Investments, at value(1),(2)                           $ 4,379,314   $ 7,166,101   $     255,434   $       58,411   $      76,038
Dividends receivable                                            --            --              --               --              --
Accounts receivable from IDS Life of New York for
  contract purchase payments                                    --        10,357              76               64             238
Receivable for share redemptions                             2,551            --              --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                             4,381,865     7,176,458         255,510           58,475          76,276
==================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                            3,229         5,342             193               43              58
   Contract terminations                                     2,551            --              --               --              --
Payable for investments purchased                               --        10,357              76               64             238
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            5,780        15,699             269              107             296
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
  accumulation period                                  $ 4,376,085   $ 7,160,759   $     255,241   $       58,368   $      75,980
==================================================================================================================================

(1)   Investment shares                                    142,975       205,332          19,573            6,745           3,139

(2)   Investments, at cost                             $ 3,156,534   $ 5,341,561   $     243,797   $       52,439   $      68,080
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 17

STATEMENT OF ASSETS AND LIABILITIES

                                                                     SEGREGATED
                                                                        ASSET
                                                                     SUBACCOUNT
                                                                     -----------
                                                                      WF ADV VT
DECEMBER 31, 2005 (CONTINUED)                                        SM CAP GRO
ASSETS
Investments, at value(1),(2)                                         $  171,679
Dividends receivable                                                         --
Accounts receivable from IDS Life of New York for contract
purchase payments                                                            --
Receivable for share redemptions                                            458
--------------------------------------------------------------------------------
Total assets                                                            172,137
================================================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                           128
   Contract terminations                                                    458
Payable for investments purchased                                            --
--------------------------------------------------------------------------------
Total liabilities                                                           586
--------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation
period                                                               $  171,551
================================================================================

(1)   Investment shares                                                  20,585

(2)   Investments, at cost                                           $  149,226
--------------------------------------------------------------------------------

See accompanying notes to financial statements.


18 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF OPERATIONS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                          AIM VI         AIM VI         AIM VI         AIM VI         AIM VI
                                                         CAP APPR,      CAP APPR,      CAP DEV,       CAP DEV,       CORE EQ,
YEAR ENDED DECEMBER 31, 2005                              SER I          SER II         SER I          SER II         SER I
INVESTMENT INCOME
Dividend income                                        $       406    $        --    $        --    $        --    $   289,444
Variable account expenses                                    5,101          1,591          5,446            527        176,986
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             (4,695)        (1,591)        (5,446)          (527)       112,458
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                      75,508         10,785        112,861          6,837      3,060,671
   Cost of investments sold                                 69,657         10,382         92,144          6,188      3,179,354
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments             5,851            403         20,717            649       (118,683)
Distributions from capital gains                                --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                               49,184         21,532         39,065          6,097        820,459
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              55,035         21,935         59,782          6,746        701,776
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $    50,340    $    20,344    $    54,336    $     6,219    $   814,234
================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                          AIM VI         AIM VI         AIM VI         AB VPS      AB VPS INTL
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                DYN, SER I  FIN SERV, SER I  TECH, SER I  GRO & INC, CL B   VAL, CL B
INVESTMENT INCOME
Dividend income                                        $        --    $        99    $        --    $     5,391    $     2,450
Variable account expenses                                      268             55            255          4,081          4,936
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                               (268)            44           (255)         1,310         (2,486)
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                       2,701          2,252          4,099         27,080         16,744
   Cost of investments sold                                  2,259          2,154          3,893         25,716         14,997
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               442             98            206          1,364          1,747
Distributions from capital gains                                --             --             --             --          7,978
Net change in unrealized appreciation or
  depreciation of investments                                2,676            447          1,053         20,262         98,105
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                               3,118            545          1,259         21,626        107,830
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             $     2,850    $       589    $     1,004    $    22,936    $   105,344
================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                          AC VP          AC VP          AC VP          AC VP       CALVERT VS
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)               INTL, CL I     INTL, CL II     VAL, CL I      VAL, CL II    SOCIAL BAL
INVESTMENT INCOME
Dividend income                                        $    17,523    $       877    $    51,123    $     4,647    $    12,776
Variable account expenses                                   14,393          1,098         55,747          6,900          6,504
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              3,130           (221)        (4,624)        (2,253)         6,272
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                     151,523         20,889        517,144        152,021        224,603
   Cost of investments sold                                130,014         18,900        470,159        154,812        208,731
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            21,509          1,989         46,985         (2,791)        15,872
Distributions from capital gains                                --             --        591,503         65,148             --
Net change in unrealized appreciation or
  depreciation of investments                              176,012         17,487       (357,660)       (18,639)        12,675
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                             197,521         19,476        280,828         43,718         28,547
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $   200,651    $    19,255    $   276,204    $    41,465    $    34,819
================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 19

STATEMENTS OF OPERATIONS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                            CS             CS           EG VA         FID VIP        FID VIP
                                                         MID-CAP         SM CAP      FUNDAMENTAL     GRO & INC,     GRO & INC,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                   GRO             GRO       LG CAP, CL 2      SERV CL      SERV CL 2
INVESTMENT INCOME
Dividend income                                        $        --    $        --    $       566    $    92,833    $     7,036
Variable account expenses                                    3,176          4,651            494         62,203          6,575
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             (3,176)        (4,651)            72         30,630            461
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                      66,058         71,176         18,223        541,898         67,967
   Cost of investments sold                                 56,520         66,278         17,035        492,547         65,397
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments             9,538          4,898          1,188         49,351          2,570
Distributions from capital gains                                --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                               13,564        (20,429)         3,104        400,838         62,478
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              23,102        (15,531)         4,292        450,189         65,048
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $    19,926    $   (20,182)   $     4,364    $   480,819    $    65,509
================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                         FID VIP        FID VIP        FID VIP        FID VIP        FTVIPT
                                                         MID CAP,       MID CAP,      OVERSEAS,      OVERSEAS,     FRANK REAL
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 SERV CL       SERV CL 2       SERV CL       SERV CL 2      EST, CL 2
INVESTMENT INCOME
Dividend income                                        $   152,776    $    14,655    $    10,277    $     1,265    $    57,182
Variable account expenses                                   91,349         11,567         17,688          2,928         38,019
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             61,427          3,088         (7,411)        (1,663)        19,163
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                     503,954         58,792        130,939         34,428        236,113
   Cost of investments sold                                343,937         51,177        109,117         31,325        176,326
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments           160,017          7,615         21,822          3,103         59,787
Distributions from capital gains                                --             --          9,249          1,265        245,958
Net change in unrealized appreciation or
  depreciation of investments                            1,453,305        219,628        337,178         63,215        193,836
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           1,613,322        227,243        368,249         67,583        499,581
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $ 1,674,749    $   230,331    $   360,838    $    65,920    $   518,744
================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                       FTVIPT FRANK      FTVIPT        FTVIPT          GS VIT         GS VIT
                                                          SM CAP     MUTUAL SHARES    TEMP FOR     STRUCTD SM CAP  STRUCTD U.S.
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                VAL, CL 2      SEC, CL 2      SEC, CL 2          EQ             EQ
INVESTMENT INCOME
Dividend income                                        $    15,425    $     1,705    $    32,287    $     1,578    $    23,856
Variable account expenses                                   18,600          1,890         25,248          5,790         20,176
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             (3,175)          (185)         7,039         (4,212)         3,680
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                     126,813         12,684        245,243        136,896        142,872
   Cost of investments sold                                102,961         11,621        198,162        109,996        129,595
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            23,852          1,063         47,081         26,900         13,277
Distributions from capital gains                            12,477            639             --         58,429             --
Net change in unrealized appreciation or
  depreciation of investments                              140,734         21,874        215,120        (50,396)       186,085
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                             177,063         23,576        262,201         34,933        199,362
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $   173,888    $    23,391    $   269,240    $    30,721    $   203,042
================================================================================================================================

See accompanying notes to financial statements.


20 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF OPERATIONS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                            GS VIT        JANUS ASPEN    JANUS ASPEN   JANUS ASPEN      LAZARD
                                                            MID CAP       GLOBAL TECH,    INTL GRO,    MID CAP GRO,     RETIRE
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                      VAL            SERV            SERV         SERV          INTL EQ
INVESTMENT INCOME
Dividend income                                        $         43,711   $         --   $   20,930   $          --   $     19,272
Variable account expenses                                        59,527          2,980       17,326           4,214         16,965
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 (15,816)        (2,980)       3,604          (4,214)         2,307
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          185,054         47,195      303,445          93,374        326,415
   Cost of investments sold                                     152,867         47,775      229,719          76,426        274,475
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 32,187           (580)      73,726          16,948         51,940
Distributions from capital gains                                733,177             --           --              --         29,347
Net change in unrealized appreciation or
  depreciation of investments                                    (6,702)        43,853      477,647          38,448        114,084
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  758,662         43,273      551,373          55,396        195,371
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $        742,846   $     40,293   $  554,977   $      51,182   $    197,678
====================================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                              MFS             MFS            MFS         PIONEER        PIONEER
                                                        INV GRO STOCK       NEW DIS,     UTILITIES,    EQ INC VCT,    EUROPE VCT,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                    SERV CL         SERV CL        SERV CL        CL II          CL II
INVESTMENT INCOME
Dividend income                                        $          2,071   $         --   $      429   $       2,962   $         53
Variable account expenses                                        13,792         13,818        1,086           1,170             98
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 (11,721)       (13,818)        (657)          1,792            (45)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          162,254        383,137       12,371          34,826            626
   Cost of investments sold                                     154,832        354,393       10,897          32,963            584
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  7,422         28,744        1,474           1,863             42
Distributions from capital gains                                     --             --           --              --             --
Net change in unrealized appreciation or
  depreciation of investments                                    61,443         39,399       17,603           1,968            793
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                   68,865         68,143       19,077           3,831            835
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $         57,144   $     54,325   $   18,420   $       5,623   $        790
====================================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                           PUT VT            PUT VT        PUT VT        PUT VT          PUT VT
                                                       HEALTH SCIENCES,     HI YIELD,     INTL EQ,    INTL NEW OPP,     NEW OPP,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                    CL IB            CL IB         CL IB          CL IB          CL IA
INVESTMENT INCOME
Dividend income                                        $              6   $     64,783   $      943   $       5,024   $     50,218
Variable account expenses                                           175          7,329          690           7,042        122,316
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                    (169)        57,454          253          (2,018)       (72,098)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                            1,429        113,678        4,279         185,226      2,358,343
   Cost of investments sold                                       1,325        113,416        3,648         144,501      3,279,671
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                    104            262          631          40,725       (921,328)
Distributions from capital gains                                     --             --           --              --             --
Net change in unrealized appreciation or
  depreciation of investments                                     2,415        (40,425)       8,214          88,792      2,167,795
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    2,519        (40,163)       8,845         129,517      1,246,467
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $          2,350   $     17,291   $    9,098   $     127,499   $  1,174,369
====================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 21

STATEMENTS OF OPERATIONS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                            PUT VT           RVS VP        RVS VP        RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 VISTA, CL IB          BAL       CASH MGMT      DIV BOND       DIV EQ INC
INVESTMENT INCOME
Dividend income                                        $             --   $   738,499    $  124,399   $     367,557   $    152,591
Variable account expenses                                         4,560       256,815        43,385          88,925         85,067
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (4,560)      481,684        81,014         278,632         67,524
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                           82,265     3,605,321     2,305,026         757,484        209,021
   Cost of investments sold                                      69,664     3,374,869     2,305,024         751,105        175,559
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 12,601       230,452             2           6,379         33,462
Distributions from capital gains                                     --       838,834            --              --        452,087
Net change in unrealized appreciation or
  depreciation of investments                                    48,080      (726,612)            4        (166,340)       692,772
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                   60,681       342,674             6        (159,961)     1,178,321
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $         56,121   $   824,358    $   81,020   $     118,671   $  1,245,845
====================================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                            RVS VP           RVS VP        RVS VP        RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                  EMER MKTS       GLOBAL BOND       GRO       HI YIELD BOND     INTL OPP
INVESTMENT INCOME
Dividend income                                        $          1,850   $     56,404   $    5,453   $     213,476   $    185,150
Variable account expenses                                         8,095         13,449       12,698          29,762        118,380
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (6,245)        42,955       (7,245)        183,714         66,770
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                           88,718        113,676      188,622         297,292      1,337,512
   Cost of investments sold                                      78,103        113,716      169,791         286,501      1,152,993
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 10,615            (40)      18,831          10,791        184,519
Distributions from capital gains                                 66,157          8,074           --              --             --
Net change in unrealized appreciation or
  depreciation of investments                                   234,736       (138,230)      97,663         (87,216)     1,393,204
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  311,508       (130,196)     116,494         (76,425)     1,577,723
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $        305,263   $    (87,241)  $  109,249   $     107,289   $  1,644,493
====================================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                          RVS VP           RVS VP        RVS VP         RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 LG CAP EQ      MID CAP GRO     NEW DIM         S&P 500     SHORT DURATION
INVESTMENT INCOME
Dividend income                                        $      422,162   $         --   $   33,048   $      72,583   $       83,772
Variable account expenses                                     340,995            760       50,676          46,253           25,902
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                81,167           (760)     (17,628)         26,330           57,870
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                      5,465,238         14,930    1,756,299         421,954          467,499
   Cost of investments sold                                 5,108,075         13,756    1,692,075         377,872          475,876
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              357,163          1,174       64,224          44,082           (8,377)
Distributions from capital gains                                   --          5,888           --          14,697               --
Net change in unrealized appreciation or
  depreciation of investments                               1,447,258          3,497      (61,316)        128,692          (29,646)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              1,804,421         10,559        2,908         187,471          (38,023)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $    1,885,588   $      9,799   $  (14,720)  $     213,801   $       19,847
====================================================================================================================================

See accompanying notes to financial statements.


22 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF OPERATIONS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                         RVS VP         RVS VP          RVS VP         ROYCE
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)               SM CAP ADV     SM CAP VAL    STRATEGY AGGR    MICRO-CAP    THIRD AVE VAL
INVESTMENT INCOME
Dividend income                                        $        --    $       648    $       192    $    29,997    $    97,254
Variable account expenses                                   11,013          2,457          1,895         48,197         65,736
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (11,013)        (1,809)        (1,703)       (18,200)        31,518
================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                     174,464         26,075         80,468        569,384        674,826
   Cost of investments sold                                151,179         25,474         75,033        475,504        493,953
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            23,285            601          5,435         93,880        180,873
Distributions from capital gains                           171,468         25,711             --         90,632        158,400
Net change in unrealized appreciation or
  depreciation of investments                             (132,078)        (4,988)        12,600        396,318        610,030
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              62,675         21,324         18,035        580,830        949,303
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $    51,662    $    19,515    $    16,332    $   562,630    $   980,821
================================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                       ------------------------------------------------------------------------
                                                       WANGER INTL    WANGER U.S      WF ADV VT      WF ADV VT      WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 SM CAP          SM CO       ASSET ALLOC     INTL CORE         OPP
INVESTMENT INCOME
Dividend income                                        $    34,410    $        --    $     4,895    $     1,045    $        --
Variable account expenses                                   31,202         53,451          2,058            421            507
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              3,208        (53,451)         2,837            624           (507)
===============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                     506,253        276,649         45,088          8,896         10,947
   Cost of investments sold                                401,413        214,269         42,977          8,141         10,033
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments           104,840         62,380          2,111            755            914
Distributions from capital gains                                --             --          5,370          1,201             --
Net change in unrealized appreciation or
  depreciation of investments                              540,398        620,123            583          1,768          4,946
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                             645,238        682,503          8,064          3,724          5,860
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $   648,446    $   629,052    $    10,901    $     4,348    $     5,353
===============================================================================================================================

                                                                                                                    SEGREGATED
                                                                                                                       ASSET
                                                                                                                    SUBACCOUNT
                                                                                                                   ------------
                                                                                                                     WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                                                                            SM CAP GRO
INVESTMENT INCOME
Dividend income                                                                                                    $        --
Variable account expenses                                                                                                1,164
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                                         (1,164)
===============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                                                                                  26,665
   Cost of investments sold                                                                                             23,628
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                                                         3,037
Distributions from capital gains                                                                                            --
Net change in unrealized appreciation or depreciation of investments                                                     9,639
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                                          12,676
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                    $    11,512
===============================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 23

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                         AIM VI         AIM VI         AIM VI         AIM VI         AIM VI
                                                        CAP APPR,      CAP APPR,      CAP DEV,       CAP DEV,       CORE EQ,
YEAR ENDED DECEMBER 31, 2005                              SER I         SER II         SER I          SER II         SER I
OPERATIONS
Investment income (loss) -- net                        $    (4,695)   $    (1,591)   $    (5,446)   $      (527)   $   112,458
Net realized gain (loss) on sales of investments             5,851            403         20,717            649       (118,683)
Distributions from capital gains                                --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                               49,184         21,532         39,065          6,097        820,459
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                50,340         20,344         54,336          6,219        814,234
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                  78,450        107,016         78,856         27,830      2,088,906
Net transfers(1)                                           114,667        119,784         22,015         18,552     (2,306,557)
Transfers for policy loans                                 (10,032)         2,065            (62)            35       (143,224)
Policy charges                                             (19,674)        (9,666)       (16,466)        (2,914)      (920,532)
Contract terminations:
   Surrender benefits                                       (8,278)        (1,340)       (39,302)        (2,054)      (947,909)
   Death benefits                                               --             --             --             --         (5,245)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             155,133        217,859         45,041         41,449     (2,234,561)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            466,280         69,563        559,370         38,330     20,734,869
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $   671,753    $   307,766    $   658,747    $    85,998    $19,314,542
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     675,536         58,875        510,263         29,304     13,676,647
Contract purchase payments                                 113,925         89,974         71,616         20,843      1,375,399
Net transfers(1)                                           168,358        100,765         22,308         14,310     (1,473,718)
Transfers for policy loans                                 (14,663)         1,755             93             25        (93,836)
Policy charges                                             (28,839)        (8,143)       (14,867)        (2,203)      (651,185)
Contract terminations:
   Surrender benefits                                      (12,081)        (1,135)       (36,233)        (1,570)      (623,366)
   Death benefits                                               --             --             --             --         (3,479)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           902,236        242,091        553,180         60,709     12,206,462
================================================================================================================================

See accompanying notes to financial statements.


24 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                           AIM VI          AIM VI          AIM VI          AB VPS       AB VPS INTL
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 DYN, SER I   FIN SERV, SER I   TECH, SER I   GRO & INC, CL B    VAL, CL B
OPERATIONS
Investment income (loss) -- net                          $     (268)      $     44       $   (255)        $   1,310      $ (2,486)
Net realized gain (loss) on sales of investments                442             98            206             1,364         1,747
Distributions from capital gains                                 --             --             --                --         7,978
Net change in unrealized appreciation or depreciation
  of investments                                              2,676            447          1,053            20,262        98,105
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  2,850            589          1,004            22,936       105,344
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                    3,595          4,362         10,597           266,171       383,090
Net transfers(1)                                              3,155            162          1,460           163,671       238,511
Transfers for policy loans                                       --           (404)          (671)            4,597         2,940
Policy charges                                                 (521)          (426)        (1,529)          (28,911)      (34,110)
Contract terminations:
   Surrender benefits                                            --            (23)            --            (1,323)       (1,673)
   Death benefits                                                --             --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                6,229          3,671          9,857           404,205       588,758
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              27,010          3,362         22,736           256,332       248,946
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $   36,089    $     7,622       $ 33,597         $ 683,473      $943,048
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                       20,971          2,784         18,667           207,861       172,438
Contract purchase payments                                    2,708          3,764          9,045           214,263       254,762
Net transfers(1)                                              2,253            222          1,404           133,127       160,174
Transfers for policy loans                                       --           (348)          (579)            3,855         1,942
Policy charges                                                 (396)          (365)        (1,308)          (23,353)      (22,589)
Contract terminations:
   Surrender benefits                                            --             --             --            (1,078)       (1,110)
   Death benefits                                                --             --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             25,536          6,057         27,229           534,675       565,617
===================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 25

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------
                                                           AC VP          AC VP         AC VP         AC VP      CALVERT VS
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 INTL, CL I    INTL, CL II    VAL, CL I     VAL, CL II   SOCIAL BAL
OPERATIONS
Investment income (loss) -- net                          $     3,130   $      (221)  $    (4,624)  $    (2,253)  $    6,272
Net realized gain (loss) on sales of investments              21,509         1,989        46,985        (2,791)      15,872
Distributions from capital gains                                  --            --       591,503        65,148           --
Net change in unrealized appreciation or depreciation
  of investments                                             176,012        17,487      (357,660)      (18,639)      12,675
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 200,651        19,255       276,204        41,465       34,819
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                   187,096        80,985       799,637       336,144       85,620
Net transfers(1)                                             181,457        27,821       590,237       420,821      166,888
Transfers for policy loans                                    (2,862)        3,092         4,619         1,784       (8,244)
Policy charges                                               (45,581)      (10,915)     (219,451)      (43,956)     (22,172)
Contract terminations:
   Surrender benefits                                        (28,803)       (1,277)     (227,131)       (2,961)     (18,097)
   Death benefits                                             (1,124)           --       (15,787)           --           --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               290,183        99,706       932,124       711,832      203,995
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            1,459,689        70,314     5,618,349       283,790      485,299
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 1,950,523   $   189,275   $ 6,826,677   $ 1,037,087   $  724,113
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     1,867,018        54,308     3,732,567       220,275      512,217
Contract purchase payments                                   236,092        60,822       530,208       260,620       89,556
Net transfers(1)                                             218,031        22,125       410,674       328,611      180,966
Transfers for policy loans                                    (2,503)        2,326         3,852         1,420       (8,844)
Policy charges                                               (57,294)       (8,266)     (159,734)      (33,944)     (24,983)
Contract terminations:
   Surrender benefits                                        (37,071)         (935)     (150,592)       (2,289)     (18,956)
   Death benefits                                             (1,472)           --       (10,061)           --           --
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           2,222,801       130,380     4,356,914       774,693      729,956
=============================================================================================================================

See accompanying notes to financial statements.


26 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------
                                                             CS             CS           EG VA       FID VIP       FID VIP
                                                           MID-CAP        SM CAP      FUNDAMENTAL   GRO & INC,    GRO & INC,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                     GRO            GRO      LG CAP, CL 2    SERV CL      SERV CL 2
OPERATIONS
Investment income (loss) -- net                          $    (3,176)  $    (4,651)   $      72    $    30,630   $       461
Net realized gain (loss) on sales of investments               9,538         4,898        1,188         49,351         2,570
Distributions from capital gains                                  --            --           --             --            --
Net change in unrealized appreciation or depreciation
  of investments                                              13,564       (20,429)       3,104        400,838        62,478
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  19,926       (20,182)       4,364        480,819        65,509
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                    40,038        61,792       40,189      1,027,352       480,266
Net transfers(1)                                             (34,667)      (13,572)      20,280        393,966        89,055
Transfers for policy loans                                    (1,405)        1,094           --        (21,318)        4,591
Policy charges                                               (21,073)      (21,839)      (5,693)      (258,707)      (48,826)
Contract terminations:
   Surrender benefits                                         (4,541)       (6,926)        (227)      (401,378)       (9,525)
   Death benefits                                                 --            --           --         (2,598)           --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               (21,648)       20,549       54,549        737,317       515,561
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              361,204       524,407       30,544      6,546,293       460,789
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $   359,482   $   524,774    $  89,457    $ 7,764,429   $ 1,041,859
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                       406,304       783,837       25,341      6,923,389       411,776
Contract purchase payments                                    44,547        96,334       31,960      1,089,360       429,266
Net transfers(1)                                             (39,413)      (24,393)      16,301        431,293        81,480
Transfers for policy loans                                    (1,531)        2,042           --        (20,953)        4,189
Policy charges                                               (23,385)      (33,814)      (4,557)      (288,024)      (43,643)
Contract terminations:
   Surrender benefits                                         (5,105)      (10,796)        (185)      (427,663)       (8,438)
   Death benefits                                                 --            --           --         (2,834)           --
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             381,417       813,210       68,860      7,704,568       874,630
==============================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 27

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------
                                                            FID VIP       FID VIP       FID VIP       FID VIP       FTVIPT
                                                            MID CAP,      MID CAP,     OVERSEAS,     OVERSEAS,    FRANK REAL
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                    SERV CL      SERV CL 2      SERV CL      SERV CL 2    EST, CL 2
OPERATIONS
Investment income (loss) -- net                          $     61,427   $     3,088   $    (7,411)  $   (1,663)  $    19,163
Net realized gain (loss) on sales of investments              160,017         7,615        21,822        3,103        59,787
Distributions from capital gains                                   --            --         9,249        1,265       245,958
Net change in unrealized appreciation or depreciation
  of investments                                            1,453,305       219,628       337,178       63,215       193,836
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                1,674,749       230,331       360,838       65,920       518,744
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                  1,167,400       710,004       262,586      158,185       710,859
Net transfers(1)                                              768,258       261,052       193,219       30,447       451,928
Transfers for policy loans                                    (54,142)       (1,285)       (6,384)       2,061       (22,423)
Policy charges                                               (345,806)      (84,587)      (58,898)     (16,635)     (136,814)
Contract terminations:
   Surrender benefits                                        (401,475)       (4,459)      (41,019)      (1,730)      (84,331)
   Death benefits                                                  --            --            --           --        (4,866)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              1,134,235       880,725       349,504      172,328       914,353
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             8,906,780       772,219     1,773,778      228,498     3,549,052
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 11,715,764   $ 1,883,275   $ 2,484,120   $  466,746   $ 4,982,149
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      5,927,574       528,310     1,871,269      168,130     1,726,648
Contract purchase payments                                    740,915       462,867       270,526      113,641       332,786
Net transfers(1)                                              495,525       168,825       191,648       21,667       213,540
Transfers for policy loans                                    (31,828)         (782)       (6,790)       1,458       (10,218)
Policy charges                                               (222,407)      (54,711)      (60,648)     (11,921)      (66,721)
Contract terminations:
   Surrender benefits                                        (254,034)       (2,965)      (43,481)      (1,307)      (38,668)
   Death benefits                                                  --            --            --           --        (2,107)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            6,655,745     1,101,544     2,222,524      291,668     2,155,260
==============================================================================================================================

See accompanying notes to financial statements.


28 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                         FTVIPT FRANK       FTVIPT        FTVIPT          GS VIT          GS VIT
                                                            SM CAP      MUTUAL SHARES    TEMP FOR     STRUCTD SM CAP   STRUCTD U.S.
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                  VAL, CL 2       SEC, CL 2      SEC, CL 2          EQ              EQ
OPERATIONS
Investment income (loss) -- net                          $     (3,175)   $       (185)  $     7,039    $    (4,212)    $     3,680
Net realized gain (loss) on sales of investments               23,852           1,063        47,081         26,900          13,277
Distributions from capital gains                               12,477             639            --         58,429              --
Net change in unrealized appreciation or depreciation
  of investments                                              140,734          21,874       215,120        (50,396)        186,085
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  173,888          23,391       269,240         30,721         203,042
====================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                    481,943          94,110       423,644         81,982         462,901
Net transfers(1)                                              702,219         136,110       342,989        (69,785)      1,425,809
Transfers for policy loans                                    (20,942)             --        (6,698)        (1,741)        (13,373)
Policy charges                                                (76,322)        (13,784)      (74,780)       (18,652)        (83,427)
Contract terminations:
   Surrender benefits                                         (56,417)         (1,138)     (126,986)       (16,421)        (59,323)
   Death benefits                                                  --              --        (8,903)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              1,030,481         215,298       549,266        (24,617)      1,732,587
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             1,391,481         109,715     2,408,901        664,939       1,278,845
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $  2,595,850    $    348,404   $ 3,227,407    $   671,043     $ 3,214,474
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                        791,312          88,098     2,266,315        461,623       1,362,349
Contract purchase payments                                    267,590          72,849       392,476         56,611         498,201
Net transfers(1)                                              397,732         106,005       330,277        (49,238)      1,551,746
Transfers for policy loans                                    (11,883)             --        (6,062)        (1,251)        (11,983)
Policy charges                                                (44,529)        (10,729)      (76,784)       (12,904)        (93,372)
Contract terminations:
   Surrender benefits                                         (30,935)           (897)     (117,582)       (11,657)        (63,050)
   Death benefits                                                  --              --        (7,664)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            1,369,287         255,326     2,780,976        443,184       3,243,891
====================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 29

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                         ------------------------------------------------------------------------
                                                            GS VIT       JANUS ASPEN   JANUS ASPEN   JANUS ASPEN        LAZARD
                                                           MID CAP      GLOBAL TECH,    INTL GRO,    MID CAP GRO,       RETIRE
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                     VAL            SERV          SERV           SERV          INTL EQ
OPERATIONS
Investment income (loss) -- net                          $    (15,816)   $  (2,980)    $     3,604    $  (4,214)    $     2,307
Net realized gain (loss) on sales of investments               32,187         (580)         73,726       16,948          51,940
Distributions from capital gains                              733,177           --              --           --          29,347
Net change in unrealized appreciation or depreciation
  of investments                                               (6,702)      43,853         477,647       38,448         114,084
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  742,846       40,293         554,977       51,182         197,678
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                  1,067,413       68,473         319,752       77,792         336,854
Net transfers(1)                                            1,675,504       54,972          (7,138)     (33,160)         65,882
Transfers for policy loans                                    (31,314)      (5,522)         (5,221)       3,996          (5,293)
Policy charges                                               (234,533)     (20,507)        (65,779)     (16,840)        (49,004)
Contract terminations:
   Surrender benefits                                        (280,894)     (14,140)        (35,492)      (8,803)        (37,928)
   Death benefits                                                  --           --              --           --              --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              2,196,176       83,276         206,122       22,985         310,511
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             5,039,349      284,027       1,690,899      431,945       1,605,080
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $  7,978,371    $ 407,596     $ 2,451,998    $ 506,112     $ 2,113,269
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      2,817,078      637,551       2,057,932      744,799       1,671,181
Contract purchase payments                                    567,329      155,178         366,356      132,753         348,976
Net transfers(1)                                              895,507      125,734         (16,285)     (57,363)         80,984
Transfers for policy loans                                    (17,304)     (11,876)         (5,794)       9,657          (5,488)
Policy charges                                               (124,511)     (46,220)        (79,233)     (28,488)        (50,530)
Contract terminations:
   Surrender benefits                                        (149,399)     (32,830)        (40,780)     (15,384)        (38,676)
   Death benefits                                                  --           --              --           --              --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            3,988,700      827,537       2,282,196      785,974       2,006,447
=================================================================================================================================

See accompanying notes to financial statements.


30 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                  -------------------------------------------------------------------------
                                                         MFS              MFS          MFS         PIONEER       PIONEER
                                                   INV GRO STOCK,      NEW DIS,     UTILITIES,   EQ INC VCT,   EUROPE VCT,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)               SERV CL          SERV CL      SERV CL        CL II         CL II
OPERATIONS
Investment income (loss) -- net                     $   (11,721)     $    (13,818)  $     (657)  $     1,792    $    (45)
Net realized gain (loss) on sales of
  investments                                             7,422            28,744        1,474         1,863          42
Distributions from capital gains                             --                --           --            --          --
Net change in unrealized appreciation or
  depreciation of investments                            61,443            39,399       17,603         1,968         793
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        57,144            54,325       18,420         5,623         790
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                              313,345           286,260       73,114        68,199       3,275
Net transfers(1)                                        112,574          (297,689)     107,231        14,469         398
Transfers for policy loans                               (9,866)           (3,553)       2,050            --          --
Policy charges                                          (66,869)          (71,185)      (7,468)       (8,796)       (274)
Contract terminations:
   Surrender benefits                                   (37,145)          (62,014)        (345)         (305)         --
   Death benefits                                            --            (3,615)          --            --          --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          312,039          (151,796)     174,582        73,567       3,399
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       1,397,340         1,634,933       43,074        93,422       9,184
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 1,766,523      $  1,537,462   $  236,076   $   172,612    $ 13,373
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                2,092,999         1,893,462       29,292        73,219       6,602
Contract purchase payments                              475,641           344,423       46,865        52,374       2,312
Net transfers(1)                                        169,055          (356,287)      66,395        10,750         276
Transfers for policy loans                              (14,699)           (3,463)       1,266            --          --
Policy charges                                         (105,929)          (89,569)      (4,647)       (6,748)       (193)
Contract terminations:
   Surrender benefits                                   (55,444)          (73,991)        (211)         (234)         --
   Death benefits                                            --            (4,032)          --            --          --
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      2,561,623         1,710,543      138,960       129,361       8,997
===========================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 31

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                  ---------------------------------------------------------------------------
                                                       PUT VT          PUT VT        PUT VT        PUT VT         PUT VT
                                                  HEALTH SCIENCES,    HI YIELD,     INTL EQ,   INTL NEW OPP,     NEW OPP,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                CL IB           CL IB        CL IB         CL IB          CL IA
OPERATIONS
Investment income (loss) -- net                      $    (169)      $   57,454   $      253   $      (2,018)  $    (72,098)
Net realized gain (loss) on sales of
  investments                                              104              262          631          40,725       (921,328)
Distributions from capital gains                            --               --           --              --             --
Net change in unrealized appreciation or
  depreciation of investments                            2,415          (40,425)       8,214          88,792      2,167,795
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        2,350           17,291        9,098         127,499      1,174,369
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                              11,665           90,487       22,921          92,929      1,600,181
Net transfers(1)                                        16,220           54,783       15,212           1,707     (1,981,425)
Transfers for policy loans                                  --           (4,897)          --         (11,146)      (146,534)
Policy charges                                          (1,645)         (21,213)      (2,402)        (24,078)      (675,709)
Contract terminations:
   Surrender benefits                                     (586)         (22,426)          --         (30,988)      (611,164)
   Death benefits                                           --               --           --              --         (4,318)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          25,654           96,734       35,731          28,424     (1,818,969)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          8,213          756,816       61,372         712,705     14,381,188
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $  36,217       $  870,841   $  106,201   $     868,628   $ 13,736,588
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   7,147          556,138       45,906         857,266     11,508,804
Contract purchase payments                               9,536           66,195       16,465         106,412      1,267,084
Net transfers(1)                                        13,274           39,421       10,828           1,908     (1,566,517)
Transfers for policy loans                                  --           (3,360)          --         (12,738)      (117,863)
Policy charges                                          (1,348)         (15,519)      (1,759)        (27,375)      (549,456)
Contract terminations:
   Surrender benefits                                     (516)         (16,575)          --         (34,817)      (484,242)
   Death benefits                                           --               --           --              --         (3,517)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        28,093          626,300       71,440         890,656     10,054,293
=============================================================================================================================

See accompanying notes to financial statements.


32 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                  -------------------------------------------------------------------------
                                                     PUT VT         RVS VP        RVS VP          RVS VP         RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)          VISTA, CL IB       BAL         CASH MGMT       DIV BOND      DIV EQ INC
OPERATIONS
Investment income (loss) -- net                   $     (4,560)  $    481,684   $     81,014   $    278,632   $     67,524
Net realized gain (loss) on sales of
  investments                                           12,601        230,452              2          6,379         33,462
Distributions from capital gains                            --        838,834             --             --        452,087
Net change in unrealized appreciation or
  depreciation of investments                           48,080       (726,612)             4       (166,340)       692,772
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       56,121        824,358         81,020        118,671      1,245,845
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                              72,991      2,795,911      2,023,514      1,414,219      1,584,775
Net transfers(1)                                        (3,295)    (2,068,258)    (1,212,024)       605,757      3,360,409
Transfers for policy loans                              (1,835)      (239,638)       177,410        (32,961)       (35,784)
Policy charges                                         (19,158)    (1,891,264)      (549,888)      (590,644)      (372,712)
Contract terminations:
   Surrender benefits                                  (18,867)    (1,237,409)      (155,309)      (532,633)      (271,220)
   Death benefits                                           --         (9,041)        (2,785)        (3,944)            --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          29,836     (2,649,699)       280,918        859,794      4,265,468
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        478,716     29,642,052      4,640,820      9,555,381      6,880,598
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $    564,673   $ 27,816,711   $  5,002,758   $ 10,533,846   $ 12,391,911
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 743,322     32,215,373      4,552,305      7,907,257      5,087,811
Contract purchase payments                             112,053      3,022,398      1,971,874      1,162,940      1,130,938
Net transfers(1)                                        (5,656)    (2,187,931)    (1,172,857)       515,817      2,423,647
Transfers for policy loans                              (2,851)      (258,803)       174,086        (27,074)       (25,686)
Policy charges                                         (29,151)    (2,089,690)      (545,743)      (504,600)      (277,397)
Contract terminations:
   Surrender benefits                                  (28,891)    (1,338,479)      (151,325)      (438,099)      (193,662)
   Death benefits                                           --         (9,766)        (2,716)        (3,227)            --
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       788,826     29,353,102      4,825,624      8,613,014      8,145,651
===========================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 33

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                  -------------------------------------------------------------------------
                                                     RVS VP        RVS VP         RVS VP         RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)            EMER MKTS    GLOBAL BOND        GRO       HI YIELD BOND     INTL OPP
OPERATIONS
Investment income (loss) -- net                   $     (6,245)  $    42,955   $     (7,245)  $     183,714   $     66,770
Net realized gain (loss) on sales of
  investments                                           10,615           (40)        18,831          10,791        184,519
Distributions from capital gains                        66,157         8,074             --              --             --
Net change in unrealized appreciation or
  depreciation of investments                          234,736      (138,230)        97,663         (87,216)     1,393,204
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      305,263       (87,241)       109,249         107,289      1,644,493
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             154,278       346,355        252,912         677,450      1,406,643
Net transfers(1)                                       731,612       598,699        572,212         354,235       (461,156)
Transfers for policy loans                              (4,995)       (5,271)         7,067          (6,834)      (154,396)
Policy charges                                         (34,807)      (61,700)       (65,285)       (126,775)      (657,165)
Contract terminations:
   Surrender benefits                                   (6,013)      (24,955)       (36,705)        (82,188)      (619,325)
   Death benefits                                           --            --             --         (10,772)        (1,443)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         840,075       853,128        730,201         805,116       (486,842)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        430,542     1,101,756      1,148,597       2,858,109     13,037,757
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  1,575,880   $ 1,867,643   $  1,988,047   $   3,770,514   $ 14,195,408
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 295,436       747,714      1,983,907       2,266,069     20,214,927
Contract purchase payments                              96,041       243,739        426,546         532,838      2,153,789
Net transfers(1)                                       452,210       420,625        938,556         290,681       (646,999)
Transfers for policy loans                              (2,783)       (3,629)        12,151          (5,304)      (234,986)
Policy charges                                         (21,445)      (44,852)      (110,384)       (111,607)    (1,036,036)
Contract terminations:
   Surrender benefits                                   (4,013)      (17,409)       (60,707)        (64,621)      (944,104)
   Death benefits                                           --            --             --          (8,308)        (2,119)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       815,446     1,346,188      3,190,069       2,899,748     19,504,472
===========================================================================================================================

See accompanying notes to financial statements.


34 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                  -------------------------------------------------------------------------
                                                      RVS VP        RVS VP        RVS VP         RVS VP         RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)            LG CAP EQ    MID CAP GRO      NEW DIM       S&P 500     SHORT DURATION
OPERATIONS
Investment income (loss) -- net                   $     81,167   $      (760)  $    (17,628)  $    26,330   $       57,870
Net realized gain (loss) on sales of
  investments                                          357,163         1,174         64,224        44,082           (8,377)
Distributions from capital gains                            --         5,888             --        14,697               --
Net change in unrealized appreciation or
  depreciation of investments                        1,447,258         3,497        (61,316)      128,692          (29,646)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    1,885,588         9,799        (14,720)      213,801           19,847
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           4,123,556        65,305        994,725     1,010,442          523,656
Net transfers(1)                                    (3,686,679)        2,246     (1,676,025)      652,136           44,339
Transfers for policy loans                            (282,833)           --        (25,555)        4,526          (56,475)
Policy charges                                      (2,383,321)       (9,005)      (288,734)     (183,671)        (170,046)
Contract terminations:
   Surrender benefits                               (2,007,909)         (651)      (190,683)      (82,047)         (98,126)
   Death benefits                                       (8,310)           --        (13,074)           --               --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (4,245,496)       57,895     (1,199,346)    1,401,386          243,348
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     39,522,852        44,871      6,432,594     4,435,208        2,766,625
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 37,162,944   $   112,565   $  5,218,528   $ 6,050,395   $    3,029,820
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              54,271,897        37,451      8,857,050     4,985,551        2,469,086
Contract purchase payments                           5,603,193        54,568      1,405,665     1,139,085          466,917
Net transfers(1)                                    (4,924,261)        2,086     (2,355,745)      741,289           44,947
Transfers for policy loans                            (383,861)           --        (37,357)        6,303          (50,329)
Policy charges                                      (3,327,559)       (7,457)      (425,478)     (206,554)        (157,215)
Contract terminations:
   Surrender benefits                               (2,730,893)         (518)      (269,294)      (92,776)         (87,342)
   Death benefits                                      (11,307)           --        (17,753)           --               --
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    48,497,209        86,130      7,157,088     6,572,898        2,686,064
===========================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 35

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                  -------------------------------------------------------------------------
                                                     RVS VP         RVS VP         RVS VP         ROYCE
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)           SM CAP ADV     SM CAP VAL   STRATEGY AGGR    MICRO-CAP   THIRD AVE VAL
OPERATIONS
Investment income (loss) -- net                   $    (11,013)  $    (1,809)  $      (1,703)  $  (18,200)  $       31,518
Net realized gain (loss) on sales of
  investments                                           23,285           601           5,435       93,880          180,873
Distributions from capital gains                       171,468        25,711              --       90,632          158,400
Net change in unrealized appreciation or
  depreciation of investments                         (132,078)       (4,988)         12,600      396,318          610,030
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       51,662        19,515          16,332      562,630          980,821
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             236,153       151,780          38,707      639,752          812,692
Net transfers(1)                                       104,892        48,220         (44,359)    (211,385)         264,831
Transfers for policy loans                             (18,123)        3,013          (1,983)     (14,520)         (32,576)
Policy charges                                         (49,082)      (16,868)        (10,186)    (199,146)        (210,115)
Contract terminations:
   Surrender benefits                                  (51,753)       (1,617)         (3,703)    (191,966)        (201,288)
   Death benefits                                           --            --              --           --           (8,094)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         222,087       184,528         (21,524)      22,735          625,450
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      1,092,273       176,473         229,248    5,307,480        6,690,334
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  1,366,022   $   380,516   $     224,056   $5,892,845   $    8,296,605
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 851,979       126,128         641,376    2,825,890        3,646,113
Contract purchase payments                             184,993       109,319         108,783      342,208          430,031
Net transfers(1)                                        82,376        35,052        (126,572)    (111,638)         144,771
Transfers for policy loans                             (14,104)        2,229          (5,286)      (7,449)         (17,969)
Policy charges                                         (38,488)      (12,067)        (28,453)    (110,268)        (113,516)
Contract terminations:
   Surrender benefits                                  (41,147)       (1,170)        (10,520)    (102,243)        (105,743)
   Death benefits                                           --            --              --           --           (4,050)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     1,025,609       259,491         579,328    2,836,500        3,979,637
===========================================================================================================================

See accompanying notes to financial statements.


36 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------------------
                                                   WANGER INTL   WANGER U.S.    WF ADV VT    WF ADV VT   WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)              SM CAP        SM CO      ASSET ALLOC   INTL CORE      OPP
OPERATIONS
Investment income (loss) -- net                   $      3,208   $   (53,451)  $     2,837   $     624   $    (507)
Net realized gain (loss) on sales of
  investments                                          104,840        62,380         2,111         755         914
Distributions from capital gains                            --            --         5,370       1,201          --
Net change in unrealized appreciation or
  depreciation of investments                          540,398       620,123           583       1,768       4,946
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      648,446       629,052        10,901       4,348       5,353
====================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             543,371     1,152,675        53,829      21,307      32,543
Net transfers(1)                                       764,562       972,975        36,105        (525)     12,311
Transfers for policy loans                                (548)      (16,756)      (12,633)       (178)         --
Policy charges                                        (122,673)     (269,428)      (16,201)     (2,950)     (5,817)
Contract terminations:
   Surrender benefits                                 (128,106)     (198,535)       (2,469)       (621)         (3)
   Death benefits                                           --            --            --          --          --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       1,056,606     1,640,931        58,631      17,033      39,034
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      2,671,033     4,890,776       185,709      36,987      31,593
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  4,376,085   $ 7,160,759   $   255,241   $  58,368   $  75,980
====================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               2,345,427     3,088,730       154,946      28,696      23,854
Contract purchase payments                             442,014       711,631        44,465      16,225      24,378
Net transfers(1)                                       612,364       598,584        31,128        (397)      9,808
Transfers for policy loans                                (965)       (9,734)      (10,412)       (132)         --
Policy charges                                        (105,946)     (165,523)      (13,395)     (2,249)     (4,344)
Contract terminations:
   Surrender benefits                                 (103,334)     (122,124)       (2,042)       (482)         (2)
   Death benefits                                           --            --            --          --          --
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     3,189,560     4,101,564       204,690      41,661      53,694
====================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 37

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         SEGREGATED
                                                                                                            ASSET
                                                                                                         SUBACCOUNT
                                                                                                         ------------
                                                                                                          WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                                                                 SM CAP GRO
OPERATIONS
Investment income (loss) -- net                                                                          $   (1,164)
Net realized gain (loss) on sales of investments                                                              3,037
Distributions from capital gains                                                                                 --
Net change in unrealized appreciation or depreciation of investments                                          9,639
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                              11,512
=====================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                                                                   63,188
Net transfers(1)                                                                                             14,028
Transfers for policy loans                                                                                     (254)
Policy charges                                                                                               (7,813)
Contract terminations:
   Surrender benefits                                                                                           (71)
   Death benefits                                                                                                --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                                               69,078
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                              90,961
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                                $  171,551
=====================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                                                       68,619
Contract purchase payments                                                                                   48,468
Net transfers(1)                                                                                             12,071
Transfers for policy loans                                                                                     (188)
Policy charges                                                                                               (6,009)
Contract terminations:
   Surrender benefits                                                                                           (41)
   Death benefits                                                                                                --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                                            122,920
=====================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.


38 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                          AIM VI         AIM VI         AIM VI         AIM VI         AIM VI
                                                         CAP APPR,      CAP APPR,      CAP DEV,       CAP DEV,       CORE EQ,
YEAR ENDED DECEMBER 31, 2004                               SER I         SER II         SER I          SER II         SER I
OPERATIONS
Investment income (loss) -- net                        $    (2,792)   $      (324)   $    (3,986)   $      (186)   $    12,810
Net realized gain (loss) on sales of investments             1,095            211          4,218            (41)      (280,148)
Distributions from capital gains                                --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                               26,888          4,236         63,239          4,122      1,829,747
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                25,191          4,123         63,471          3,895      1,562,409
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                  65,921         26,562         63,028         17,816      2,492,640
Net transfers(1)                                           173,399         43,832        115,961         16,508     (2,051,777)
Transfers for policy loans                                   1,001         (1,979)         2,373             --       (216,805)
Policy charges                                             (15,457)        (4,118)       (16,075)        (1,674)    (1,004,997)
Contract terminations:
   Surrender benefits                                      (11,198)        (1,377)       (15,345)           (38)      (887,022)
   Death benefits                                               --             --             --             --        (25,306)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             213,666         62,920        149,942         32,612     (1,693,267)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            227,423          2,520        345,957          1,823     20,865,727
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $   466,280    $    69,563    $   559,370    $    38,330    $20,734,869
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     348,112          2,218        361,232          1,572     14,863,194
Contract purchase payments                                 101,705         23,925         63,671         15,301      1,746,568
Net transfers(1)                                           265,287         39,360        116,801         13,861     (1,423,352)
Transfers for policy loans                                   1,650         (1,702)         2,462             --       (150,061)
Policy charges                                             (23,883)        (3,716)       (18,410)        (1,419)      (720,458)
Contract terminations:
   Surrender benefits                                      (17,335)        (1,210)       (15,493)           (11)      (621,494)
   Death benefits                                               --             --             --             --        (17,750)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           675,536         58,875        510,263         29,304     13,676,647
================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 39

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                          AIM VI         AIM VI         AIM VI         AB VPS      AB VPS INTL
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                DYN, SER I  FIN SERV, SER I  TECH, SER I  GRO & INC, CL B   VAL, CL B
OPERATIONS
Investment income (loss) -- net                        $       (80)   $        4     $      (143)   $      (510)   $      (566)
Net realized gain (loss) on sales of investments                31             4             (29)           522            934
Distributions from capital gains                                --            --              --             --            121
Net change in unrealized appreciation or
  depreciation of investments                                3,816           215           1,285         19,042         30,467
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 3,767           223           1,113         19,054         30,956
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                   5,805         1,289          12,600         91,326        100,377
Net transfers(1)                                            17,904           670           3,567        141,564        126,436
Transfers for policy loans                                      --            --              --         (5,102)        (3,396)
Policy charges                                                (482)         (195)         (1,279)        (9,070)        (7,758)
Contract terminations:
   Surrender benefits                                          (24)           --            (208)           (61)           (60)
   Death benefits                                               --            --              --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              23,203         1,764          14,680        218,657        215,599
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 40         1,375           6,943         18,621          2,391
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $    27,010    $    3,362     $    22,736    $   256,332    $   248,946
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                          16         1,215           5,885         16,615          2,030
Contract purchase payments                                   4,981         1,140          10,974         79,563         77,467
Net transfers(1)                                            16,387           602           3,100        123,799        101,494
Transfers for policy loans                                      --            --              --         (4,192)        (2,413)
Policy charges                                                (413)         (173)         (1,135)        (7,902)        (6,115)
Contract terminations:
   Surrender benefits                                           --            --            (157)           (22)           (25)
   Death benefits                                               --            --              --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            20,971         2,784          18,667        207,861        172,438
================================================================================================================================

See accompanying notes to financial statements.


40 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                           AC VP         AC VP          AC VP          AC VP        CALVERT VS
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                INTL, CI I    INTL, CI II     VAL, CI I      VAL, CL II     SOCIAL BAL
OPERATIONS
Investment income (loss) -- net                        $    (4,895)   $      (223)   $     1,469    $      (641)   $     4,403
Net realized gain (loss) on sales of investments             9,948            301         69,914            627          2,039
Distributions from capital gains                                --             --         34,653            306             --
Net change in unrealized appreciation or
  depreciation of investments                              170,705          7,204        520,975         20,352         22,710
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               175,758          7,282        627,011         20,644         29,152
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                 174,569         35,878        757,222         90,770         58,059
Net transfers(1)                                           172,018         27,435        407,568        172,912        138,083
Transfers for policy loans                                 (18,923)        (3,155)       (20,621)        (2,288)         2,403
Policy charges                                             (43,285)        (5,565)      (194,349)        (9,574)       (15,153)
Contract terminations:
   Surrender benefits                                      (35,651)          (502)      (180,162)        (1,546)        (2,764)
   Death benefits                                               --             --         (1,859)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             248,728         54,091        767,799        250,274        180,628
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          1,035,203          8,941      4,223,539         12,872        275,519
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 1,459,689    $    70,314    $ 5,618,349    $   283,790    $   485,299
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   1,507,876          7,850      3,179,273         11,295        311,951
Contract purchase payments                                 249,115         30,990        546,040         75,932         64,588
Net transfers(1)                                           259,457         23,148        301,364        144,124        171,394
Transfers for policy loans                                 (26,435)        (2,501)       (13,382)        (1,810)         2,745
Policy charges                                             (71,564)        (4,772)      (149,415)        (7,983)       (35,403)
Contract terminations:
   Surrender benefits                                      (51,431)          (407)      (129,949)        (1,283)        (3,058)
   Death benefits                                               --             --         (1,364)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         1,867,018         54,308      3,732,567        220,275        512,217
================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 41

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                            CS             CS           EG VA         FID VIP        FID VIP
                                                         MID-CAP         SM CAP      FUNDAMENTAL     GRO & INC,     GRO & INC,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                   GRO            GRO        LG CAP, CL 2     SERV CL       SERV CL 2
OPERATIONS
Investment income (loss) -- net                        $    (2,734)   $    (4,138)   $       169    $   (10,273)   $    (1,383)
Net realized gain (loss) on sales of investments             3,939         20,184             19         29,210            785
Distributions from capital gains                                --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                               34,784         23,916          1,973        270,048         22,953
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                35,989         39,962          2,161        288,985         22,355
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                  52,190        109,394          9,723      1,167,601        258,157
Net transfers(1)                                            96,841         60,430         18,635        638,540        160,042
Transfers for policy loans                                     875          1,125             --        (45,583)        (4,960)
Policy charges                                             (21,992)       (20,542)        (1,528)      (250,453)       (26,260)
Contract terminations:
   Surrender benefits                                      (10,507)        (9,556)           (24)      (144,369)          (329)
   Death benefits                                               --             --             --         (1,611)            --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             117,407        140,851         26,806      1,364,125        386,650
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            207,808        343,594          1,577      4,893,183         51,784
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $   361,204    $   524,407    $    30,544    $ 6,546,293    $   460,789
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     262,024        564,263          1,412      5,423,541         48,375
Contract purchase payments                                  64,418        175,126          8,700      1,294,770        241,182
Net transfers(1)                                           118,271         91,565         16,621        737,309        151,598
Transfers for policy loans                                   1,122          1,567             --        (50,171)        (4,480)
Policy charges                                             (27,144)       (33,147)        (1,370)      (320,107)       (24,616)
Contract terminations:
   Surrender benefits                                      (12,387)       (15,537)           (22)      (160,095)          (283)
   Death benefits                                               --             --             --         (1,858)            --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           406,304        783,837         25,341      6,923,389        411,776
================================================================================================================================

See accompanying notes to financial statements.


42 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                         FID VIP        FID VIP        FID VIP        FID VIP         FTVIPT
                                                         MID CAP,       MID CAP,      OVERSEAS,      OVERSEAS,      FRANK REAL
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                 SERV CL       SERV CL 2       SERV CL       SERV CL 2       EST, CL 2
OPERATIONS
Investment income (loss) -- net                        $   (64,904)   $    (3,396)   $      (458)   $      (538)   $    21,764
Net realized gain (loss) on sales of investments           142,444            604          8,344            (25)        59,597
Distributions from capital gains                                --             --             --             --          3,450
Net change in unrealized appreciation or
  depreciation of investments                            1,554,143        114,718        176,277         23,930        679,990
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             1,631,683        111,926        184,163         23,367        764,801
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                               1,118,727        290,218        253,631         99,586        518,696
Net transfers(1)                                           951,506        306,563        478,936         96,917        392,719
Transfers for policy loans                                (105,985)            --         (3,363)        (2,096)       (11,198)
Policy charges                                            (282,176)       (31,770)       (44,671)        (7,580)       (92,266)
Contract terminations:
   Surrender benefits                                     (294,284)        (1,735)       (38,292)          (162)       (76,809)
   Death benefits                                               --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           1,387,788        563,276        646,241        186,665        731,142
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          5,887,309         97,017        943,374         18,466      2,053,109
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 8,906,780    $   772,219    $ 1,773,778    $   228,498    $ 3,549,052
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   4,844,506         81,966      1,119,166         15,233      1,304,659
Contract purchase payments                                 870,724        229,114        295,633         81,262        298,905
Net transfers(1)                                           747,458        243,465        567,261         79,503        230,070
Transfers for policy loans                                 (75,510)            --         (4,177)        (1,588)        (6,090)
Policy charges                                            (232,597)       (24,942)       (61,958)        (6,176)       (55,665)
Contract terminations:
   Surrender benefits                                     (227,007)        (1,293)       (44,656)          (104)       (45,231)
   Death benefits                                               --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         5,927,574        528,310      1,871,269        168,130      1,726,648
================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 43

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                       FTVIPT FRANK      FTVIPT         FTVIPT         GS VIT         GS VIT
                                                          SM CAP     MUTUAL SHARES     TEMP FOR    STRUCTD SM CAP  STRUCTD U.S.
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                 VAL, CL 2     SEC, CL 2       SEC, CL 2         EQ             EQ
OPERATIONS
Investment income (loss) -- net                        $    (7,316)   $      (162)   $     3,092    $    (3,880)   $     5,672
Net realized gain (loss) on sales of investments            21,900             43         40,688         11,993         15,835
Distributions from capital gains                                --             --             --         29,182             --
Net change in unrealized appreciation or
  depreciation of investments                              205,522          9,324        290,646         47,649        113,432
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               220,106          9,205        334,426         84,944        134,939
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                 187,782         40,356        316,390         88,901        229,871
Net transfers(1)                                           298,124         50,322        176,522         34,769        524,039
Transfers for policy loans                                  12,836             --          9,478         (3,351)       (68,875)
Policy charges                                             (41,995)        (4,447)       (68,801)       (17,977)       (37,920)
Contract terminations:
   Surrender benefits                                      (44,204)          (370)       (51,486)       (13,118)       (59,397)
   Death benefits                                               --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             412,543         85,861        382,103         89,224        587,718
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            758,832         14,649      1,692,372        490,771        556,188
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 1,391,481    $   109,715    $ 2,408,901    $   664,939    $ 1,278,845
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     529,331         13,110      1,870,193        392,778        674,910
Contract purchase payments                                 120,070         35,107        334,188         69,239        266,612
Net transfers(1)                                           190,025         44,018        187,851         28,099        609,478
Transfers for policy loans                                   7,818             --          9,179         (2,490)       (74,974)
Policy charges                                             (27,340)        (3,843)       (81,273)       (16,067)       (43,937)
Contract terminations:
   Surrender benefits                                      (28,592)          (294)       (53,823)        (9,936)       (69,740)
   Death benefits                                               --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           791,312         88,098      2,266,315        461,623      1,362,349
================================================================================================================================

See accompanying notes to financial statements.


44 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                               GS VIT     JANUS ASPEN    JANUS ASPEN    JANUS ASPEN       LAZARD
                                                              MID CAP     GLOBAL TECH,    INTL GRO,     MID CAP GRO,      RETIRE
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                        VAL           SERV          SERV           SERV          INTL EQ
OPERATIONS
Investment income (loss) -- net                            $    (9,379)   $    (2,213)   $      (593)   $    (3,532)   $    (4,368)
Net realized gain (loss) on sales of investments                61,281         12,855         32,850         12,613          8,884
Distributions from capital gains                               427,992             --             --             --             --
Net change in unrealized appreciation or depreciation of
  investments                                                  441,725        (11,111)       220,889         63,110        178,615
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   921,619           (469)       253,146         72,191        183,131
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                     740,395         75,199        289,373         87,775        238,065
Net transfers(1)                                               569,940         25,760       (151,110)       (14,736)       346,514
Transfers for policy loans                                     (29,576)          (176)       (12,594)       (33,358)       (17,323)
Policy charges                                                (162,891)       (15,354)       (61,788)       (17,906)       (31,727)
Contract terminations:
   Surrender benefits                                         (110,565)       (12,008)       (42,408)        (5,764)       (21,697)
   Death benefits                                                   --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               1,007,303         73,421         21,473         16,011        513,832
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              3,110,427        211,075      1,416,280        343,743        908,117
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 5,039,349    $   284,027    $ 1,690,899    $   431,945    $ 1,605,080
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                       2,169,159        472,172      2,027,252        707,706      1,077,341
Contract purchase payments                                     475,283        179,587        400,574        172,924        277,144
Net transfers(1)                                               368,385         49,982       (210,192)       (30,455)       407,182
Transfers for policy loans                                     (18,694)          (390)       (16,838)       (58,799)       (19,888)
Policy charges                                                (105,960)       (36,498)       (85,658)       (35,134)       (45,819)
Contract terminations:
   Surrender benefits                                          (71,095)       (27,302)       (57,206)       (11,443)       (24,779)
   Death benefits                                                   --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             2,817,078        637,551      2,057,932        744,799      1,671,181
===================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 45

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                          -------------------------------------------------------------------------
                                                               MFS            MFS            MFS          PIONEER        PIONEER
                                                          INV GRO STOCK,    NEW DIS,      UTILITIES,    EQ INC VCT,    EUROPE VCT,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                     SERV CL         SERV CL       SERV CL         CL II          CL II
OPERATIONS
Investment income (loss) -- net                            $   (11,406)   $   (13,599)   $       (75)   $       706    $       (10)
Net realized gain (loss) on sales of investments                  (186)         8,794            435            151             35
Distributions from capital gains                                    --             --             --             --             --
Net change in unrealized appreciation or depreciation of
  investments                                                  115,503         91,508          6,636          6,767            699
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   103,911         86,703          6,996          7,624            724
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                     316,873        311,551         11,358         25,353          6,778
Net transfers(1)                                               (61,247)       (65,095)        28,085         56,285          1,893
Transfers for policy loans                                     (10,694)        (8,131)        (2,324)            --             --
Policy charges                                                 (64,383)       (78,022)        (1,717)        (2,147)          (139)
Contract terminations:
   Surrender benefits                                          (40,174)       (48,447)           (34)           (44)           (84)
   Death benefits                                                   --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                 140,375        111,856         35,368         79,447          8,448
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              1,153,054      1,436,374            710          6,351             12
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 1,397,340    $ 1,634,933    $    43,074    $    93,422    $     9,184
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                       1,865,370      1,751,013            601          5,705             --
Contract purchase payments                                     510,895        389,928          9,031         21,228          5,171
Net transfers(1)                                               (94,949)       (79,226)        22,629         48,131          1,545
Transfers for policy loans                                     (16,277)        (8,742)        (1,607)            --             --
Policy charges                                                (107,376)      (100,967)        (1,357)        (1,828)          (114)
Contract terminations:
   Surrender benefits                                          (64,664)       (58,544)            (5)           (17)            --
   Death benefits                                                   --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             2,092,999      1,893,462         29,292         73,219          6,602
===================================================================================================================================

See accompanying notes to financial statements.


46 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                    -------------------------------------------------------------------------------
                                                         PUT VT            PUT VT         PUT VT          PUT VT          PUT VT
                                                    HEALTH SCIENCES,      HI YIELD       INTL EQ      INTL NEW OPP,      NEW OPP,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                  CL IB            CL IB          CL IB           CL IB            CL IA
OPERATIONS
Investment income (loss) -- net                         $     (40)      $    40,000    $       252    $         173    $  (126,409)
Net realized gain (loss) on sales of investments               19             5,616          1,408           13,910     (1,052,359)
Distributions from capital gains                               --                --             --               --             --
Net change in unrealized appreciation or
  depreciation of investments                                 467            13,858          6,611           61,357      2,453,401
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             446            59,474          8,271           75,440      1,274,633
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                  3,884           104,716         19,186          109,059      2,047,587
Net transfers(1)                                            1,352            93,378            676           (7,780)    (1,829,515)
Transfers for policy loans                                     --            (8,271)            --             (873)       (78,118)
Policy charges                                               (760)          (21,007)        (1,574)         (24,861)      (732,256)
Contract terminations:
   Surrender benefits                                         (22)           (1,412)           (26)         (11,695)      (644,447)
   Death benefits                                              --                --             --               --         (4,187)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              4,454           167,404         18,262           63,850     (1,240,936)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             3,313           529,938         34,839          573,415     14,347,491
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $   8,213       $   756,816    $    61,372    $     712,705    $14,381,188
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      3,040           426,609         29,986          774,735     12,580,822
Contract purchase payments                                  3,571            81,853         15,931          145,025      1,782,956
Net transfers(1)                                            1,239            72,142          1,310          (12,434)    (1,573,795)
Transfers for policy loans                                     --            (6,509)            --           (1,140)       (68,703)
Policy charges                                               (703)          (16,862)        (1,321)         (33,127)      (648,346)
Contract terminations:
   Surrender benefits                                          --            (1,095)            --          (15,793)      (560,621)
   Death benefits                                              --                --             --               --         (3,509)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            7,147           556,138         45,906          857,266     11,508,804
===================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 47

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                              PUT VT        RVS VP         RVS VP         RVS VP         RVS VP
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                   VISTA, CL IB       BAL         CASH MGMT      DIV BOND      DIV EQ INC
OPERATIONS
Investment income (loss) -- net                            $    (3,734)   $   158,543    $       558    $   174,616    $    34,299
Net realized gain (loss) on sales of investments                 6,949         41,635             --          6,941         15,006
Distributions from capital gains                                    --             --             --             --             --
Net change in unrealized appreciation or depreciation of
  investments                                                   69,906      2,031,975             --        111,122        856,639
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    73,121      2,232,153            558        292,679        905,944
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                      77,856      1,513,498      1,230,186      1,023,903        838,095
Net transfers(1)                                               (37,842)    27,135,058      2,634,268      6,327,001      2,566,453
Transfers for policy loans                                      (2,094)       (74,818)       147,399        (38,853)         3,268
Policy charges                                                 (19,109)      (967,597)      (334,151)      (360,341)      (217,652)
Contract terminations:
   Surrender benefits                                           (8,755)      (628,653)      (140,970)      (248,818)      (119,242)
   Death benefits                                                   --         (3,830)            --         (3,408)        (1,713)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  10,056     26,973,658      3,536,732      6,699,484      3,069,209
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                395,539        436,241      1,103,530      2,563,218      2,905,445
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $   478,716    $29,642,052    $ 4,640,820    $ 9,555,381    $ 6,880,598
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         721,924        514,959      1,080,819      2,196,689      2,516,893
Contract purchase payments                                     136,409      1,733,558      1,207,107        861,898        696,801
Net transfers(1)                                               (62,818)    32,030,922      2,586,105      5,399,642      2,155,190
Transfers for policy loans                                      (3,343)       (84,940)       144,544        (32,863)         2,998
Policy charges                                                 (33,448)    (1,256,173)      (327,922)      (304,265)      (181,919)
Contract terminations:
   Surrender benefits                                          (15,402)      (718,697)      (138,348)      (211,016)      (100,669)
   Death benefits                                                   --         (4,256)            --         (2,828)        (1,483)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               743,322     32,215,373      4,552,305      7,907,257      5,087,811
===================================================================================================================================

See accompanying notes to financial statements.


48 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              RVS VP         RVS VP         RVS VP        RVS VP         RVS VP
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                    EMER MKTS     GLOBAL BOND         GRO      HI YIELD BOND    INTL OPP
OPERATIONS
Investment income (loss) -- net                            $     5,575    $    24,604    $    (5,686)   $   147,888    $    12,739
Net realized gain (loss) on sales of investments                 3,958          5,067          5,213         20,121          8,080
Distributions from capital gains                                 6,133             --             --             --             --
Net change in unrealized appreciation or depreciation of
  investments                                                   25,298         56,800         78,187         79,560      1,588,959
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    40,964         86,471         77,714        247,569      1,609,778
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                      43,574        211,766        246,339        478,028        700,477
Net transfers(1)                                               217,218        300,047        116,716        363,125     11,163,244
Transfers for policy loans                                      (1,634)         1,337         (8,859)        (7,330)       (21,090)
Policy charges                                                 (14,775)       (40,483)       (62,252)       (94,287)      (299,190)
Contract terminations:
   Surrender benefits                                           (5,340)       (16,361)        (4,861)       (76,050)      (252,964)
   Death benefits                                                   --             --             --             --           (302)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                 239,043        456,306        287,083        663,486     11,290,175
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                150,535        558,979        783,800      1,947,054        137,804
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $   430,542    $ 1,101,756    $ 1,148,597    $ 2,858,109    $13,037,757
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         127,113        413,640      1,454,783      1,704,147        248,600
Contract purchase payments                                      34,826        154,460        456,071        403,387      1,212,529
Net transfers(1)                                               150,760        224,929        213,829        305,898     19,753,167
Transfers for policy loans                                      (1,388)         1,356        (16,496)        (5,779)       (34,409)
Policy charges                                                 (11,722)       (34,966)      (115,270)       (79,525)      (525,193)
Contract terminations:
   Surrender benefits                                           (4,153)       (11,705)        (9,010)       (62,059)      (439,233)
   Death benefits                                                   --             --             --             --           (534)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               295,436        747,714      1,983,907      2,266,069     20,214,927
===================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 49

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                          RVS VP         RVS VP         RVS VP          RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                 LG CAP EQ     MID CAP GRO      NEW DIM        S&P 500      SHORT DURATION
OPERATIONS
Investment income (loss) -- net                        $     26,902    $      (175)   $     8,775    $    21,797    $       30,720
Net realized gain (loss) on sales of investments             (6,265)            (9)        14,983         29,010            (3,564)
Distributions from capital gains                                 --             --             --             --                --
Net change in unrealized appreciation or
  depreciation of investments                             2,252,217          3,793        120,925        309,440           (22,723)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                         2,272,854          3,609        144,683        360,247             4,433
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                2,337,447         26,381      1,275,110        856,395           468,905
Net transfers(1)                                         36,913,307         15,690       (220,025)       785,028         1,293,854
Transfers for policy loans                                  (92,919)            --        (35,425)       (77,750)          (39,133)
Policy charges                                           (1,231,342)        (4,762)      (312,821)      (148,973)         (128,455)
Contract terminations:
   Surrender benefits                                      (869,919)          (388)      (201,614)       (58,098)         (110,068)
   Death benefits                                            (8,125)            --             --             --                --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           37,048,449         36,921        505,225      1,356,602         1,485,103
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             201,549          4,341      5,782,686      2,718,359         1,277,089
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 39,522,852    $    44,871    $ 6,432,594    $ 4,435,208    $    2,766,625
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      290,414          3,900      8,149,264      3,339,112         1,139,170
Contract purchase payments                                3,427,894         24,057      1,827,420      1,031,133           418,327
Net transfers(1)                                         53,841,602         14,162       (330,471)       954,894         1,160,682
Transfers for policy loans                                 (134,144)            --        (50,603)       (90,889)          (35,004)
Policy charges                                           (1,867,276)        (4,323)      (450,547)      (179,800)         (115,769)
Contract terminations:
   Surrender benefits                                    (1,274,425)          (345)      (288,013)       (68,899)          (98,320)
   Death benefits                                           (12,168)            --             --             --                --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         54,271,897         37,451      8,857,050      4,985,551         2,469,086
===================================================================================================================================

See accompanying notes to financial statements.


50 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                          --------------------------------------------------------------------------
                                                            RVS VP          RVS VP         RVS VP          ROYCE
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                  SM CAP ADV      SM CAP VAL   STRATEGY AGGR     MICRO-CAP    THIRD AVE VAL
OPERATIONS
Investment income (loss) -- net                           $    (7,147)   $      (653)  $      (1,890)   $   (42,637)  $     (20,290)
Net realized gain (loss) on sales of investments               15,704            191            (923)        94,040         103,601
Distributions from capital gains                               42,848         12,746              --        383,510          57,351
Net change in unrealized appreciation or depreciation of
  investments                                                  93,268          6,907          20,918        147,837         856,633
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  144,673         19,191          18,105        582,750         997,295
====================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                    180,679         79,839          42,409        671,928         867,583
Net transfers(1)                                              241,570         81,519         (22,618)       301,691         405,870
Transfers for policy loans                                       (473)        (3,501)           (910)       (27,867)        (36,488)
Policy charges                                                (33,849)        (6,389)        (11,421)      (192,436)       (189,098)
Contract terminations:
   Surrender benefits                                         (15,871)          (527)        (13,850)      (161,716)       (158,049)
   Death benefits                                                  --             --              --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                372,056        150,941          (6,390)       591,600         889,818
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               575,544          6,341         217,533      4,133,130       4,803,221
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 1,092,273    $   176,473   $     229,248    $ 5,307,480   $   6,690,334
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                        527,389          5,371         659,853      2,482,809       3,110,270
Contract purchase payments                                    158,322         63,521         130,394        388,650         531,540
Net transfers(1)                                              211,295         65,279         (68,946)       183,390         255,645
Transfers for policy loans                                       (362)        (2,552)         (2,675)       (15,801)        (22,951)
Policy charges                                                (30,290)        (5,096)        (35,327)      (118,712)       (131,775)
Contract terminations:
   Surrender benefits                                         (14,375)          (395)        (41,923)       (94,446)        (96,616)
   Death benefits                                                  --             --              --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              851,979        126,128         641,376      2,825,890       3,646,113
====================================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 51

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                           WANGER INTL    WANGER U.S.      WF ADV VT      WF ADV VT     WF ADV VT
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                     SM CAP         SM CO         ASSET ALLOC     INTL CORE        OPP
OPERATIONS
Investment income (loss) -- net                            $    (6,141)   $   (34,743)   $     1,492    $      (146)   $      (157)
Net realized gain (loss) on sales of investments                88,744         58,188             62            151            413
Distributions from capital gains                                    --             --          1,295             --             --
Net change in unrealized appreciation or depreciation of
  investments                                                  432,762        647,550         11,009          3,433          2,923
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   515,365        670,995         13,858          3,438          3,179
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                     329,557        744,237        110,372         20,774         20,860
Net transfers(1)                                               591,470        810,712         66,168          5,078          7,332
Transfers for policy loans                                      (6,000)         8,071           (260)            --             --
Policy charges                                                 (76,794)      (198,732)        (7,136)        (1,201)        (2,279)
Contract terminations:
   Surrender benefits                                          (55,788)      (105,345)           (23)          (370)           (26)
   Death benefits                                                   --         (1,904)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                 782,445      1,257,039        169,121         24,281         25,887
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              1,373,223      2,962,742          2,730          9,268          2,527
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 2,671,033    $ 4,890,776    $   185,709    $    36,987    $    31,593
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                       1,556,796      2,194,268          2,447          7,801          2,213
Contract purchase payments                                     338,867        530,034         98,915         17,871         17,486
Net transfers(1)                                               592,338        578,397         60,127          4,334          6,042
Transfers for policy loans                                      (5,637)         5,321           (220)            --             --
Policy charges                                                 (80,024)      (143,265)        (6,323)        (1,019)        (1,887)
Contract terminations:
   Surrender benefits                                          (56,913)       (74,606)            --           (291)            --
   Death benefits                                                   --         (1,419)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             2,345,427      3,088,730        154,946         28,696         23,854
===================================================================================================================================

See accompanying notes to financial statements.


52 - RIVERSOURCE OF NEW YORK ACCOUNT 8

STATEMENT OF CHANGES IN NET ASSETS

                                                                           SEGREGATED
                                                                             ASSET
                                                                           SUBACCOUNT
                                                                           ------------
                                                                            WF ADV VT
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                                   SM CAP GRO
OPERATIONS
Investment income (loss) -- net                                            $     (408)
Net realized gain (loss) on sales of investments                                  208
Distributions from capital gains                                                   --
Net change in unrealized appreciation or depreciation of investments           11,974
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                11,774
=======================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                                     30,183
Net transfers(1)                                                               35,538
Transfers for policy loans                                                       (276)
Policy charges                                                                 (3,353)
Contract terminations:
   Surrender benefits                                                            (367)
   Death benefits                                                                  --
---------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 61,725
---------------------------------------------------------------------------------------
Net assets at beginning of year                                                17,462
---------------------------------------------------------------------------------------
Net assets at end of year                                                  $   90,961
=======================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                         14,846
Contract purchase payments                                                     25,116
Net transfers(1)                                                               31,959
Transfers for policy loans                                                       (214)
Policy charges                                                                 (2,800)
Contract terminations:
   Surrender benefits                                                            (288)
   Death benefits                                                                  --
---------------------------------------------------------------------------------------
Units outstanding at end of year                                               68,619
=======================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 53

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law as a segregated asset account of IDS Life of New York. The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Variable Account is used as a funding vehicle for individual variable life insurance policies issued by IDS Life of New York. The following is a list of each variable life insurance product funded through the Variable Account.

IDS Life of New York Succession Select(SM) Variable Life Insurance IDS Life of New York Variable Second-To-Die Life Insurance*
IDS Life of New York Variable Universal Life
IDS Life of New York Variable Universal Life III
IDS Life of New York Variable Universal Life IV
IDS Life of New York Variable Universal Life IV - Estate Series

* New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds). The Funds are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                         FUND
------------------------------------------------------------------------------------------------------------------
AIM VI Cap Appr, Ser I             AIM V.I. Capital Appreciation Fund, Series I Shares
AIM VI Cap Appr, Ser II            AIM V.I. Capital Appreciation Fund, Series II Shares
AIM VI Cap Dev, Ser I              AIM V.I. Capital Development Fund, Series I Shares
AIM VI Cap Dev, Ser II             AIM V.I. Capital Development Fund, Series II Shares
AIM VI Core Eq, Ser I              AIM V.I. Core Equity Fund, Series I Shares
AIM VI Dyn, Ser I                  AIM V.I. Dynamics Fund, Series I Shares
AIM VI Fin Serv, Ser I             AIM V.I. Financial Services Fund, Series I Shares
AIM VI Tech, Ser I                 AIM V.I. Technology Fund, Series I Shares(1)
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B              AllianceBernstein VPS International Value Portfolio (Class B)
AC VP Intl, Cl I                   American Century VP International, Class I
AC VP Intl, Cl II                  American Century VP International, Class II
AC VP Val, Cl I                    American Century VP Value, Class I
AC VP Val, Cl II                   American Century VP Value, Class II
Calvert VS Social Bal              Calvert Variable Series, Inc. Social Balanced Portfolio
CS Mid-Cap Gro                     Credit Suisse Trust - Mid-Cap Growth Portfolio
CS Sm Cap Gro                      Credit Suisse Trust - Small Cap Growth Portfolio
EG VA Fundamental Lg Cap, Cl 2     Evergreen VA Fundamental Large Cap Fund - Class 2
Fid VIP Gro & Inc, Serv Cl         Fidelity(R) VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2       Fidelity(R) VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl           Fidelity(R) VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2         Fidelity(R) VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl          Fidelity(R) VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2        Fidelity(R) VIP Overseas Portfolio Service Class 2
FTVIPT Frank Real Est, Cl 2        FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Frank Sm Cap Val, Cl 2      FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Mutual Shares Sec, Cl 2     FTVIPT Mutual Shares Securities Fund - Class 2
FTVIPT Temp For Sec, Cl 2          FTVIPT Templeton Foreign Securities Fund - Class 2
GS VIT Structd Sm Cap Eq           Goldman Sachs VIT Structured Small Cap Equity Fund
                                      (previously Goldman Sachs VIT CORE(SM) Small Cap Equity Fund)
GS VIT Structd U.S. Eq             Goldman Sachs VIT Structured U.S. Equity Fund
                                      (previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
GS VIT Mid Cap Val                 Goldman Sachs VIT Mid Cap Value Fund
Janus Aspen Global Tech, Serv      Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Intl Gro, Serv         Janus Aspen Series International Growth Portfolio: Service Shares
Janus Aspen Mid Cap Gro, Serv      Janus Aspen Series Mid Cap Growth Portfolio: Service Shares
Lazard Retire Intl Eq              Lazard Retirement International Equity Portfolio
MFS Inv Gro Stock, Serv Cl         MFS(R) Investors Growth Stock Series - Service Class
MFS New Dis, Serv Cl               MFS(R) New Discovery Series - Service Class
MFS Utilities, Serv Cl             MFS(R) Utilities Series - Service Class
Pioneer Eq Inc VCT, Cl II          Pioneer Equity Income VCT Portfolio - Class II Shares
Pioneer Europe VCT, Cl II          Pioneer Europe VCT Portfolio - Class II Shares
------------------------------------------------------------------------------------------------------------------


54 - RIVERSOURCE OF NEW YORK ACCOUNT 8

SUBACCOUNT                         FUND
------------------------------------------------------------------------------------------------------------------
Put VT Health Sciences, Cl IB      Putnam VT Health Sciences Fund - Class IB Shares
Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class IB Shares
Put VT Intl Eq, Cl IB              Putnam VT International Equity Fund - Class IB Shares
Put VT Intl New Opp, Cl IB         Putnam VT International New Opportunities Fund - Class IB Shares
Put VT New Opp, Cl IA              Putnam VT New Opportunities Fund - Class IA Shares
Put VT Vista, Cl IB                Putnam VT Vista Fund - Class IB Shares
RVS VP Bal                         RiverSource(SM) Variable Portfolio - Balanced Fund(2)
                                      (previously AXP(R) Variable Portfolio - Managed Fund)
RVS VP Cash Mgmt                   RiverSource(SM) Variable Portfolio - Cash Management Fund(3)
                                      (previously AXP(R) Variable Portfolio - Cash Management Fund)
RVS VP Div Bond                    RiverSource(SM) Variable Portfolio - Diversified Bond Fund(4)
                                      (previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RVS VP Div Eq Inc                  RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund(5)
                                      (previously AXP(R) Variable Portfolio - Diversified Equity Income Fund)
RVS VP Emer Mkts                   RiverSource(SM) Variable Portfolio - Emerging Markets Fund
                                      (previously AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund)
RVS VP Global Bond                 RiverSource(SM) Variable Portfolio - Global Bond Fund
                                      (previously AXP(R) Variable Portfolio - Global Bond Fund)
RVS VP Gro                         RiverSource(SM) Variable Portfolio - Growth Fund
                                      (previously AXP(R) Variable Portfolio - Growth Fund)
RVS VP Hi Yield Bond               RiverSource(SM) Variable Portfolio - High Yield Bond Fund
                                      (previously AXP(R) Variable Portfolio - High Yield Bond Fund)
RVS VP Intl Opp                    RiverSource(SM) Variable Portfolio - International Opportunity Fund(6)
                                      (previously AXP(R) Variable Portfolio - Threadneedle International Fund)
RVS VP Lg Cap Eq                   RiverSource(SM) Variable Portfolio - Large Cap Equity Fund(7),(8)
                                      (previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RVS VP Mid Cap Gro                 RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund(9)
                                      (previously AXP(R) Variable Portfolio - Equity Select Fund)
RVS VP New Dim                     RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)(7)
                                      (previously AXP(R) Variable Portfolio - New Dimensions Fund(R))
RVS VP S&P 500                     RiverSource(SM) Variable Portfolio - S&P 500 Index Fund
                                      (previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RVS VP Short Duration              RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund(10)
                                      (previously AXP(R) Variable Portfolio - Short Duration U.S. Government Fund)
RVS VP Sm Cap Adv                  RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund
                                      (previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
RVS VP Sm Cap Val                  RiverSource(SM) Variable Portfolio - Small Cap Value Fund
                                      (previously AXP(R) Variable Portfolio - Partners Small Cap Value Fund)
RVS VP Strategy Aggr               RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund(9)
                                      (previously AXP(R) Variable Portfolio - Strategy Aggressive Fund)
Royce Micro-Cap                    Royce Micro-Cap Portfolio
Third Ave Val                      Third Avenue Value Portfolio
Wanger Intl Sm Cap                 Wanger International Small Cap
Wanger U.S. Sm Co                  Wanger U.S. Smaller Companies
WF Adv VT Asset Alloc              Wells Fargo Advantage VT Asset Allocation Fund
WF Adv VT Intl Core                Wells Fargo Advantage VT International Core Fund
WF Adv VT Opp                      Wells Fargo Advantage VT Opportunity Fund(11)
WF Adv VT Sm Cap Gro               Wells Fargo Advantage VT Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------

(1)   INVESCO VIF - Telecommunications Fund merged into AIM V.I. Technology
      Fund, Series I Shares on April 30, 2004.

(2)   IDS Life Series Fund - Managed Portfolio merged into AXP(R) Variable
      Portfolio - Managed Fund on July 9, 2004.

(3)   IDS Life Series Fund - Money Market Portfolio merged into AXP(R)
      Variable Portfolio - Cash Management Fund on July 9, 2004.

(4)   IDS Life Series Fund - Income Portfolio merged into AXP(R) Variable
      Portfolio - Diversified Bond Fund on July 9, 2004.

(5)   IDS Life Series Fund - Equity Income Portfolio merged into AXP(R)
      Variable Portfolio - Diversified Equity Income Fund on July 9, 2004.

(6)   IDS Life Series Fund - International Equity Portfolio merged into AXP(R)
      Variable Portfolio - Threadneedle International Fund on July 9 , 2004.

(7)   RiverSource(SM) Variable Portfolio - New Dimensions Fund(R) merged into
      RiverSource(SM) Variable Portfolio - Large Cap Equity Fund on March 17,
      2006.

(8)   IDS Life Series Fund - Equity Portfolio, AXP(R) Variable Portfolio -
      Blue Chip Advantage Fund and AXP(R) Variable Portfolio - Stock Fund merged into AXP(R) Variable Portfolio - Large Cap Equity Fund on July 9,
      2004.

(9) RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund merged into RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund on March
      17, 2006.

(10)  IDS Life Series Fund - Government Securities Portfolio merged into
      AXP(R) Variable Portfolio - Short Duration U.S. Government Fund on July
      9, 2004.

(11)  The Investor Class and Advisor Class shares of the Strong Opportunity
      Fund II reorganized into the Wells Fargo Advantage VT Opportunity Fund on or about April 11, 2005.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), an affiliate of IDS Life of New York, serves as distributor of the variable life insurance policies.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 55

Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was formerly a wholly-owned subsidiary of American Express Company. On Sept. 30, 2005, American Express Company distributed its Ameriprise Financial common shares to American Express Company shareholders. Ameriprise Financial is the parent company of IDS Life Insurance Company (IDS
Life). IDS Life is the parent company of IDS Life of New York. Ameriprise Financial owns all the outstanding stock of IDS Life and replaced American Express Company as the ultimate control person of IDS Life of New York.

CORPORATE CONSOLIDATION

Later this year, one of IDS Life of New York's affiliates, American Centurion Life Assurance Company, plans to merge into IDS Life of New York. This merger will help simplify overall corporate structure because these two life insurance companies will be consolidated into one. This consolidation is expected to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, IDS Life of New York will be renamed to RiverSource Life Insurance Co. of New York. This consolidation and renaming will not have any adverse effect on the benefits under your policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

FEDERAL INCOME TAXES

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Variable Account for federal income taxes. IDS Life of New York will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

IDS Life of New York deducts a premium expense charge from each premium payment. It partially compensates IDS Life of New York for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life of New York for paying premium taxes imposed by the state of New York.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by the rider.

Some products may also charge a death benefit guarantee charge.

Additional information can be found in the applicable product's prospectus.


56 - RIVERSOURCE OF NEW YORK ACCOUNT 8

5. SURRENDER CHARGES

IDS Life of New York will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,259,582 in 2005 and $1,302,654 in 2004. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS

For the period from Oct. 1, 2005 through Dec. 31, 2005, management fees were paid indirectly to RiverSource Investments, LLC, an affiliate of IDS Life of New York, in its capacity as investment manager for the following RiverSource(SM) Variable Portfolio Funds (formerly American Express(R) Variable Portfolio Funds) shown in the table below. For the period from Jan. 1, 2005 through Sept. 30, 2005, investment management services were paid indirectly to Ameriprise Financial. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                                        PERCENTAGE RANGE
---------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                          0.630% to 0.550%
RiverSource(SM) Variable Portfolio - Cash Management Fund                   0.510% to 0.440%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                  0.610% to 0.535%
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund         0.560% to 0.470%
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                  1.170% to 1.095%
RiverSource(SM) Variable Portfolio - Global Bond Fund                       0.840% to 0.780%
RiverSource(SM) Variable Portfolio - Growth Fund                            0.630% to 0.570%
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                   0.620% to 0.545%
RiverSource(SM) Variable Portfolio - International Opportunity Fund         0.870% to 0.795%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                  0.630% to 0.570%
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                    0.650% to 0.560%
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                 0.630% to 0.570%
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                     0.290% to 0.260%
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund    0.610% to 0.535%
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund               0.790% to 0.650%
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                   1.020% to 0.920%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund               0.650% to 0.575%
---------------------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for RiverSource(SM) Variable Portfolio - Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

RiverSource(SM) Variable Portfolio - Balanced Fund
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund RiverSource(SM) Variable Portfolio - Emerging Markets Fund RiverSource(SM) Variable Portfolio - Growth Fund
RiverSource(SM) Variable Portfolio - International Opportunity Fund RiverSource(SM) Variable Portfolio - Large Cap Equity Fund RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund RiverSource(SM) Variable Portfolio - New Dimensions Fund(R) RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund RiverSource(SM) Variable Portfolio - Small Cap Value Fund RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund

The RiverSource(SM) Variable Portfolio Funds, as shown in the table above, also have an agreement with IDS Life, an affiliate of IDS Life of New York, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 57

The following RiverSource(SM) Variable Portfolio Funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial. Under the current agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                                        PERCENTAGE RANGE
---------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                          0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Cash Management Fund                   0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                  0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund         0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                  0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Global Bond Fund                       0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Growth Fund                            0.060% to 0.030%
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                   0.070% to 0.040%
RiverSource(SM) Variable Portfolio - International Opportunity Fund         0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                  0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                    0.060% to 0.030%
RiverSource(SM) Variable Portfolio - New Dimensions Fund                    0.060% to 0.030%
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                     0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund    0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund               0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                   0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund               0.060% to 0.030%
---------------------------------------------------------------------------------------------

Prior to Oct. 1, 2005, the fee percentage of each Fund's average daily net assets declined annually as each Fund's assets increased as follows:

FUND                                                                        PERCENTAGE RANGE
---------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                          0.040% to 0.020%
RiverSource(SM) Variable Portfolio - Cash Management Fund                   0.030% to 0.020%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                  0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund         0.040% to 0.020%
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                  0.100% to 0.050%
RiverSource(SM) Variable Portfolio - Global Bond Fund                       0.060% to 0.040%
RiverSource(SM) Variable Portfolio - Growth Fund                            0.050% to 0.030%
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                   0.050% to 0.025%
RiverSource(SM) Variable Portfolio - International Opportunity Fund         0.060% to 0.035%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                  0.050% to 0.030%
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                    0.060% to 0.030%
RiverSource(SM) Variable Portfolio - New Dimensions Fund                    0.050% to 0.030%
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                     0.080% to 0.065%
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund    0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund               0.060% to 0.035%
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                   0.080% to 0.055%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund               0.060% to 0.035%
---------------------------------------------------------------------------------------------

The RiverSource(SM) Variable Portfolio Funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of IDS Life of New York.

SUBSEQUENT EVENT

Shareholders approved moving transfer agent services from the Investment Management Services Agreement to a new transfer agent agreement at a shareholder meeting on Feb. 15, 2006 for the RiverSource(SM) Variable Portfolio Funds shown in the table above. The Funds will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be uniform for the RiverSource(SM) Variable Portfolio Funds shown in the table above at an annual rate of 0.06% of average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each fund and decreases the rate between 0.03% and 0.15% of average daily net assets.


58 - RIVERSOURCE OF NEW YORK ACCOUNT 8

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2005 were as follows:

SUBACCOUNT                         FUND                                                                       PURCHASES
-------------------------------------------------------------------------------------------------------------------------
AIM VI Cap Appr, Ser I             AIM V.I. Capital Appreciation Fund, Series I Shares                       $   226,449
AIM VI Cap Appr, Ser II            AIM V.I. Capital Appreciation Fund, Series II Shares                          227,279
AIM VI Cap Dev, Ser I              AIM V.I. Capital Development Fund, Series I Shares                            152,953
AIM VI Cap Dev, Ser II             AIM V.I. Capital Development Fund, Series II Shares                            47,824
AIM VI Core Eq, Ser I              AIM V.I. Core Equity Fund, Series I Shares                                    953,168
AIM VI Dyn, Ser I                  AIM V.I. Dynamics Fund, Series I Shares                                         8,689
AIM VI Fin Serv, Ser I             AIM V.I. Financial Services Fund, Series I Shares                               5,973
AIM VI Tech, Ser I                 AIM V.I. Technology Fund, Series I Shares                                      13,726
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class B)                   433,095
AB VPS Intl Val, Cl B              AllianceBernstein VPS International Value Portfolio (Class B)                 611,687
AC VP Intl, Cl I                   American Century VP International, Class I                                    446,291
AC VP Intl, Cl II                  American Century VP International, Class II                                   120,515
AC VP Val, Cl I                    American Century VP Value, Class I                                          2,041,248
AC VP Val, Cl II                   American Century VP Value, Class II                                           927,521
Calvert VS Social Bal              Calvert Variable Series, Inc. Social Balanced Portfolio                       435,409
CS Mid-Cap Gro                     Credit Suisse Trust - Mid-Cap Growth Portfolio                                 41,506
CS Sm Cap Gro                      Credit Suisse Trust - Small Cap Growth Portfolio                               87,469
EG VA Fundamental Lg Cap, Cl 2     Evergreen VA Fundamental Large Cap Fund - Class 2                              72,906
Fid VIP Gro & Inc, Serv Cl         Fidelity(R) VIP Growth & Income Portfolio Service Class                     1,315,636
Fid VIP Gro & Inc, Serv Cl 2       Fidelity(R) VIP Growth & Income Portfolio Service Class 2                     584,761
Fid VIP Mid Cap, Serv Cl           Fidelity(R) VIP Mid Cap Portfolio Service Class                             1,708,441
Fid VIP Mid Cap, Serv Cl 2         Fidelity(R) VIP Mid Cap Portfolio Service Class 2                             943,998
Fid VIP Overseas, Serv Cl          Fidelity(R) VIP Overseas Portfolio Service Class                              484,112
Fid VIP Overseas, Serv Cl 2        Fidelity(R) VIP Overseas Portfolio Service Class 2                            206,704
FTVIPT Frank Real Est, Cl 2        FTVIPT Franklin Real Estate Fund - Class 2                                  1,419,307
FTVIPT Frank Sm Cap Val, Cl 2      FTVIPT Franklin Small Cap Value Securities Fund - Class 2                   1,168,554
FTVIPT Mutual Shares Sec, Cl 2     FTVIPT Mutual Shares Securities Fund - Class 2                                228,690
FTVIPT Temp For Sec, Cl 2          FTVIPT Templeton Foreign Securities Fund - Class 2                            803,931
GS VIT Structd Sm Cap Eq           Goldman Sachs VIT Structured Small Cap Equity Fund                            167,000
GS VIT Structd U.S. Eq             Goldman Sachs VIT Structured U.S. Equity Fund                               1,881,548
GS VIT Mid Cap Val                 Goldman Sachs VIT Mid Cap Value Fund                                        3,104,531
Janus Aspen Global Tech, Serv      Janus Aspen Series Global Technology Portfolio: Service Shares                127,794
Janus Aspen Intl Gro, Serv         Janus Aspen Series International Growth Portfolio: Service Shares             515,041
Janus Aspen Mid Cap Gro, Serv      Janus Aspen Series Mid Cap Growth Portfolio: Service Shares                   112,534
Lazard Retire Intl Eq              Lazard Retirement International Equity Portfolio                              670,181
MFS Inv Gro Stock, Serv Cl         MFS(R) Investors Growth Stock Series - Service Class                          463,898
MFS New Dis, Serv Cl               MFS(R) New Discovery Series - Service Class                                   218,681
MFS Utilities, Serv Cl             MFS(R) Utilities Series - Service Class                                       186,463
Pioneer Eq Inc VCT, Cl II          Pioneer Equity Income VCT Portfolio - Class II Shares                         110,313
Pioneer Europe VCT, Cl II          Pioneer Europe VCT Portfolio - Class II Shares                                  3,990
Put VT Health Sciences, Cl IB      Putnam VT Health Sciences Fund - Class IB Shares                               26,941
Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class IB Shares                                   268,518
Put VT Intl Eq, Cl IB              Putnam VT International Equity Fund - Class IB Shares                          40,343
Put VT Intl New Opp, Cl IB         Putnam VT International New Opportunities Fund - Class IB Shares              212,284
Put VT New Opp, Cl IA              Putnam VT New Opportunities Fund - Class IA Shares                            477,627
Put VT Vista, Cl IB                Putnam VT Vista Fund - Class IB Shares                                        107,965
RVS VP Bal                         RiverSource(SM) Variable Portfolio - Balanced Fund                          2,299,462
RVS VP Cash Mgmt                   RiverSource(SM) Variable Portfolio - Cash Management Fund                   2,662,748
RVS VP Div Bond                    RiverSource(SM) Variable Portfolio - Diversified Bond Fund                  1,898,536
RVS VP Div Eq Inc                  RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund         4,993,559
RVS VP Emer Mkts                   RiverSource(SM) Variable Portfolio - Emerging Markets Fund                    982,133
RVS VP Global Bond                 RiverSource(SM) Variable Portfolio - Global Bond Fund                       1,023,558
RVS VP Gro                         RiverSource(SM) Variable Portfolio - Growth Fund                              908,223
RVS VP Hi Yield Bond               RiverSource(SM) Variable Portfolio - High Yield Bond Fund                   1,289,493
RVS VP Intl Opp                    RiverSource(SM) Variable Portfolio - International Opportunity Fund           907,813
RVS VP Lg Cap Eq                   RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                  1,299,230
RVS VP Mid Cap Gro                 RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                       76,653
RVS VP New Dim                     RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                   538,819
RVS VP S&P 500                     RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                     1,858,174
RVS VP Short Duration              RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund      765,893
RVS VP Sm Cap Adv                  RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                 556,928
RVS VP Sm Cap Val                  RiverSource(SM) Variable Portfolio - Small Cap Value Fund                     235,839
RVS VP Strategy Aggr               RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund                  55,627
-------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 59

SUBACCOUNT              FUND                                               PURCHASES
--------------------------------------------------------------------------------------
Royce Micro-Cap         Royce Micro-Cap Portfolio                          $  668,973
Third Ave Val           Third Avenue Value Portfolio                        1,496,443
Wanger Intl Sm Cap      Wanger International Small Cap                      1,569,296
Wanger U.S. Sm Co       Wanger U.S. Smaller Companies                       1,869,471
WF Adv VT Asset Alloc   Wells Fargo Advantage VT Asset Allocation Fund        112,119
WF Adv VT Intl Core     Wells Fargo Advantage VT International Core Fund       27,797
WF Adv VT Opp           Wells Fargo Advantage VT Opportunity Fund              49,532
WF Adv VT Sm Cap Gro    Wells Fargo Advantage VT Small Cap Growth Fund         94,707
--------------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.

                                        AIM VI             AIM VI                AIM VI            AIM VI            AIM VI
                                       CAP APPR,          CAP APPR,             CAP DEV,          CAP DEV,          CORE EQ,
                                        SER I             SER II(4)              SER I            SER II(4)          SER I
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   0.68                 --            $    0.92                 --         $    1.36
At Dec. 31, 2002                       $   0.51                 --            $    0.71                 --         $    1.14
At Dec. 31, 2003                       $   0.65           $   1.12            $    0.96           $   1.15         $    1.40
At Dec. 31, 2004                       $   0.69           $   1.18            $    1.10           $   1.31         $    1.52
At Dec. 31, 2005                       $   0.74           $   1.27            $    1.19           $   1.42         $    1.58
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                             90                 --                  143                 --            16,462
At Dec. 31, 2002                            226                 --                  286                 --            14,872
At Dec. 31, 2003                            348                  2                  361                  2            14,863
At Dec. 31, 2004                            676                 59                  510                 29            13,677
At Dec. 31, 2005                            902                242                  553                 61            12,206
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $     61                 --            $     131                 --         $  22,399
At Dec. 31, 2002                       $    115                 --            $     204                 --         $  16,932
At Dec. 31, 2003                       $    227           $      3            $     346           $      2         $  20,866
At Dec. 31, 2004                       $    466           $     70            $     559           $     38         $  20,735
At Dec. 31, 2005                       $    672           $    308            $     659           $     86         $  19,315
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --                 --                   --                 --              0.05%
For the year ended Dec. 31, 2002             --                 --                   --                 --              0.32%
For the year ended Dec. 31, 2003             --                 --                   --                 --              1.04%
For the year ended Dec. 31, 2004             --                 --                   --                 --              0.97%
For the year ended Dec. 31, 2005           0.07%                --                   --                 --              1.47%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%                --                 0.90%                --              0.90%
For the year ended Dec. 31, 2002           0.90%                --                 0.90%                --              0.90%
For the year ended Dec. 31, 2003           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%              0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001         (23.60%)               --                (8.91%)               --            (23.60%)
For the year ended Dec. 31, 2002         (25.00%)               --               (22.83%)               --            (16.18%)
For the year ended Dec. 31, 2003          27.45%             12.00%               35.21%             15.00%            22.81%
For the year ended Dec. 31, 2004           5.67%              5.38%               14.46%             14.24%             7.99%
For the year ended Dec. 31, 2005           7.86%              7.61%                8.63%              8.29%             4.37%
---------------------------------------------------------------------------------------------------------------------------------


60 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                        AIM VI              AIM VI             AIM VI             AB VPS           AB VPS INTL
                                     DYN, SER I(4)    FIN SERV, SER I(4)    TECH, SER I(4)   GRO & INC, CL B(4)    VAL, CL B(4)
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                             --                 --                   --                 --                 --
At Dec. 31, 2002                             --                 --                   --                 --                 --
At Dec. 31, 2003                       $   1.15           $   1.11            $    1.18           $   1.12          $    1.17
At Dec. 31, 2004                       $   1.29           $   1.20            $    1.22           $   1.23          $    1.44
At Dec. 31, 2005                       $   1.41           $   1.26            $    1.23           $   1.28          $    1.67
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                             --                 --                   --                 --                 --
At Dec. 31, 2002                             --                 --                   --                 --                 --
At Dec. 31, 2003                             --                  1                    6                 17                  2
At Dec. 31, 2004                             21                  3                   19                208                172
At Dec. 31, 2005                             26                  6                   27                535                566
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                             --                 --                   --                 --                 --
At Dec. 31, 2002                             --                 --                   --                 --                 --
At Dec. 31, 2003                             --           $      1            $       7           $     19          $       2
At Dec. 31, 2004                       $     27           $      3            $      23           $    256          $     249
At Dec. 31, 2005                       $     36           $      8            $      34           $    683          $     943
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --                 --                   --                 --                 --
For the year ended Dec. 31, 2002             --                 --                   --                 --                 --
For the year ended Dec. 31, 2003             --               3.12%                  --                 --                 --
For the year ended Dec. 31, 2004             --               1.12%                  --               0.48%              0.27%
For the year ended Dec. 31, 2005             --               1.63%                  --               1.18%              0.45%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001             --                 --                   --                 --                 --
For the year ended Dec. 31, 2002             --                 --                   --                 --                 --
For the year ended Dec. 31, 2003           0.90%              0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2004           0.90%              0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2005           0.90%              0.90%                0.90%              0.90%              0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001             --                 --                   --                 --                 --
For the year ended Dec. 31, 2002             --                 --                   --                 --                 --
For the year ended Dec. 31, 2003          15.00%             11.00%               18.00%             12.00%             17.00%
For the year ended Dec. 31, 2004          12.32%              7.70%                3.70%             10.22%             23.77%
For the year ended Dec. 31, 2005           9.73%              4.96%                1.26%              3.66%             15.48%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 61

                                        AC VP               AC VP               AC VP              AC VP            CALVERT VS
                                      INTL, CL I        INTL, CL II(4)        VAL, CL I        VAL, CL II(4)        SOCIAL BAL
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                     $    0.71                  --            $    1.20                 --         $    0.86
At Dec. 31, 2002                     $    0.56                  --            $    1.04                 --         $    0.75
At Dec. 31, 2003                     $    0.69            $   1.14            $    1.33           $   1.14         $    0.88
At Dec. 31, 2004                     $    0.78            $   1.29            $    1.51           $   1.29         $    0.95
At Dec. 31, 2005                     $    0.88            $   1.45            $    1.57           $   1.34         $    0.99
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                           419                  --                  964                 --                56
At Dec. 31, 2002                         1,042                  --                2,475                 --               125
At Dec. 31, 2003                         1,508                   8                3,179                 11               312
At Dec. 31, 2004                         1,867                  54                3,733                220               512
At Dec. 31, 2005                         2,223                 130                4,357                775               730
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                     $     295                  --            $   1,159                 --         $      48
At Dec. 31, 2002                     $     580                  --            $   2,575                 --         $      93
At Dec. 31, 2003                     $   1,035            $      9            $   4,224           $     13         $     276
At Dec. 31, 2004                     $   1,460            $     70            $   5,618           $    284         $     485
At Dec. 31, 2005                     $   1,951            $    189            $   6,827           $  1,037         $     724
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001            --                  --                   --                 --             10.97%
For the year ended Dec. 31, 2002          0.64%                 --                 0.61%                --              3.94%
For the year ended Dec. 31, 2003          0.64%                 --                 1.01%                --              2.74%
For the year ended Dec. 31, 2004          0.50%               0.17%                0.94%              0.31%             2.02%
For the year ended Dec. 31, 2005          1.10%               0.72%                0.82%              0.60%             1.77%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001          0.90%                 --                 0.90%                --              0.90%
For the year ended Dec. 31, 2002          0.90%                 --                 0.90%                --              0.90%
For the year ended Dec. 31, 2003          0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004          0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005          0.90%               0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001        (29.00%)                --                12.15%                --             (7.53%)
For the year ended Dec. 31, 2002        (21.13%)                --               (13.33%)               --            (12.79%)
For the year ended Dec. 31, 2003         23.21%              14.00%               27.88%             14.00%            17.33%
For the year ended Dec. 31, 2004         13.89%              13.74%               13.31%             13.15%             7.29%
For the year ended Dec. 31, 2005         12.24%              12.10%                4.09%              3.92%             4.71%
---------------------------------------------------------------------------------------------------------------------------------


62 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                          CS                  CS                EG VA             FID VIP           FID VIP
                                        MID-CAP             SM CAP           FUNDAMENTAL         GRO & INC,        GRO & INC,
                                          GRO                 GRO          LG CAP, CL 2(5)         SERV CL        SERV CL 2(4)
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   0.80           $   0.63                   --           $   0.89                --
At Dec. 31, 2002                       $   0.56           $   0.41                   --           $   0.74                --
At Dec. 31, 2003                       $   0.79           $   0.61            $    1.12           $   0.90         $    1.07
At Dec. 31, 2004                       $   0.89           $   0.67            $    1.21           $   0.95         $    1.12
At Dec. 31, 2005                       $   0.94           $   0.65            $    1.30           $   1.01         $    1.19
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                             30                183                   --              1,119                --
At Dec. 31, 2002                             76                435                   --              2,806                --
At Dec. 31, 2003                            262                564                    1              5,424                48
At Dec. 31, 2004                            406                784                   25              6,923               412
At Dec. 31, 2005                            381                813                   69              7,705               875
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $     24           $    115                   --           $    998                --
At Dec. 31, 2002                       $     42           $    180                   --           $  2,067                --
At Dec. 31, 2003                       $    208           $    344            $       2           $  4,893         $      52
At Dec. 31, 2004                       $    361           $    524            $      31           $  6,546         $     461
At Dec. 31, 2005                       $    359           $    525            $      89           $  7,764         $   1,042
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --                 --                   --               0.21%               --
For the year ended Dec. 31, 2002             --                 --                   --               0.83%               --
For the year ended Dec. 31, 2003             --                 --                 1.89%              0.80%               --
For the year ended Dec. 31, 2004             --                 --                 2.47%              0.72%             0.33%
For the year ended Dec. 31, 2005             --                 --                 1.03%              1.35%             0.96%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%              0.90%                  --               0.90%               --
For the year ended Dec. 31, 2002           0.90%              0.90%                  --               0.90%               --
For the year ended Dec. 31, 2003           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%              0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001         (16.67%)           (17.11%)                 --             (10.10%)              --
For the year ended Dec. 31, 2002         (30.00%)           (34.92%)                 --             (16.85%)              --
For the year ended Dec. 31, 2003          41.07%             48.78%                4.67%             21.62%             7.00%
For the year ended Dec. 31, 2004          12.11%              9.88%                7.95%              4.81%             4.58%
For the year ended Dec. 31, 2005           6.02%             (3.55%)               7.77%              6.57%             6.44%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 63

                                      FID VIP             FID VIP              FID VIP            FID VIP             FTVIPT
                                      MID CAP,            MID CAP,            OVERSEAS,          OVERSEAS,          FRANK REAL
                                      SERV CL           SERV CL 2(4)           SERV CL          SERV CL 2(4)        EST, CL 2
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                      $   0.99                  --            $    0.75                 --         $     1.16
At Dec. 31, 2002                      $   0.89                  --            $    0.59                 --         $     1.17
At Dec. 31, 2003                      $   1.22            $   1.18            $    0.84           $   1.21         $     1.57
At Dec. 31, 2004                      $   1.50            $   1.46            $    0.95           $   1.36         $     2.06
At Dec. 31, 2005                      $   1.76            $   1.71            $    1.12           $   1.60         $     2.31
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                         1,326                  --                  222                 --                267
At Dec. 31, 2002                         3,251                  --                  555                 --                924
At Dec. 31, 2003                         4,845                  82                1,119                 15              1,305
At Dec. 31, 2004                         5,928                 528                1,871                168              1,727
At Dec. 31, 2005                         6,656               1,102                2,223                292              2,155
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                      $  1,315                  --            $     167                 --         $      309
At Dec. 31, 2002                      $  2,878                  --            $     330                 --         $    1,081
At Dec. 31, 2003                      $  5,887            $     97            $     943           $     18         $    2,053
At Dec. 31, 2004                      $  8,907            $    772            $   1,774           $    228         $    3,549
At Dec. 31, 2005                      $ 11,716            $  1,883            $   2,484           $    467         $    4,982
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001            --                  --                 0.14%                --               1.84%
For the year ended Dec. 31, 2002          0.55%                 --                 0.46%                --               2.50%
For the year ended Dec. 31, 2003          0.26%                 --                 0.52%                --               2.48%
For the year ended Dec. 31, 2004            --                  --                 0.87%              0.42%              1.76%
For the year ended Dec. 31, 2005          1.52%               1.15%                0.53%              0.39%              1.36%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001          0.90%                 --                 0.90%                --               0.90%
For the year ended Dec. 31, 2002          0.90%                 --                 0.90%                --               0.90%
For the year ended Dec. 31, 2003          0.90%               0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2004          0.90%               0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2005          0.90%               0.90%                0.90%              0.90%              0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001         (4.81%)                --               (21.88%)               --               7.41%
For the year ended Dec. 31, 2002        (10.10%)                --               (21.33%)               --               0.86%
For the year ended Dec. 31, 2003         37.08%              18.00%               42.37%             21.00%             34.19%
For the year ended Dec. 31, 2004         23.65%              23.54%               12.46%             12.29%             30.62%
For the year ended Dec. 31, 2005         17.15%              16.96%               17.91%             17.72%             12.46%
---------------------------------------------------------------------------------------------------------------------------------


64 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                    FTVIPT FRANK            FTVIPT             FTVIPT              GS VIT              GS VIT
                                       SM CAP            MUTUAL SHARES        TEMP FOR         STRUCTD SM CAP       STRUCTD U.S.
                                      VAL, CL 2          SEC, CL 2(4)         SEC, CL 2              EQ                  EQ
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                      $   1.22                  --            $    0.86           $   1.02         $    0.83
At Dec. 31, 2002                      $   1.10                  --            $    0.69           $   0.86         $    0.64
At Dec. 31, 2003                      $   1.43            $   1.12            $    0.90           $   1.25         $    0.82
At Dec. 31, 2004                      $   1.76            $   1.25            $    1.06           $   1.44         $    0.94
At Dec. 31, 2005                      $   1.90            $   1.36            $    1.16           $   1.51         $    0.99
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                           131                  --                  262                100               167
At Dec. 31, 2002                           423                  --                1,147                317               418
At Dec. 31, 2003                           529                  13                1,870                393               675
At Dec. 31, 2004                           791                  88                2,266                462             1,362
At Dec. 31, 2005                         1,369                 255                2,781                443             3,244
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                      $    159                  --            $     225           $    103         $     138
At Dec. 31, 2002                      $    464                  --            $     792           $    274         $     268
At Dec. 31, 2003                      $    759            $     15            $   1,692           $    491         $     556
At Dec. 31, 2004                      $  1,391            $    110            $   2,409           $    665         $   1,279
At Dec. 31, 2005                      $  2,596            $    348            $   3,227           $    671         $   3,214
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001          0.14%                 --                 1.11%              0.78%             1.15%
For the year ended Dec. 31, 2002          0.32%                 --                 1.56%              0.41%             0.86%
For the year ended Dec. 31, 2003          0.21%                 --                 1.70%              0.25%             0.88%
For the year ended Dec. 31, 2004          0.17%               0.61%                1.07%              0.21%             1.56%
For the year ended Dec. 31, 2005          0.75%               0.81%                1.15%              0.25%             1.06%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001          0.90%                 --                 0.90%              0.90%             0.90%
For the year ended Dec. 31, 2002          0.90%                 --                 0.90%              0.90%             0.90%
For the year ended Dec. 31, 2003          0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004          0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005          0.90%               0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001         12.96%                 --               (16.50%)             3.03%           (12.63%)
For the year ended Dec. 31, 2002         (9.84%)                --               (19.77%)           (15.69%)          (22.89%)
For the year ended Dec. 31, 2003         30.00%              12.00%               30.43%             45.35%            28.13%
For the year ended Dec. 31, 2004         22.64%              11.62%               17.47%             15.28%            13.91%
For the year ended Dec. 31, 2005          7.80%               9.57%                9.18%              5.12%             5.56%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 65

                                        GS VIT            JANUS ASPEN        JANUS ASPEN        JANUS ASPEN          LAZARD
                                        MID CAP           GLOBAL TECH,        INTL GRO,         MID CAP GRO,         RETIRE
                                          VAL                 SERV              SERV               SERV              INTL EQ
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   1.19            $   0.53           $    0.71          $   0.51           $    0.75
At Dec. 31, 2002                       $   1.13            $   0.31           $    0.52          $   0.36           $    0.66
At Dec. 31, 2003                       $   1.43            $   0.45           $    0.70          $   0.49           $    0.84
At Dec. 31, 2004                       $   1.79            $   0.45           $    0.82          $   0.58           $    0.96
At Dec. 31, 2005                       $   2.00            $   0.49           $    1.07          $   0.64           $    1.05
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                            468                 165                 905               373                 244
At Dec. 31, 2002                          1,456                 310               1,826               563                 567
At Dec. 31, 2003                          2,169                 472               2,027               708               1,077
At Dec. 31, 2004                          2,817                 638               2,058               745               1,671
At Dec. 31, 2005                          3,989                 828               2,282               786               2,006
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $    558            $     87           $     644          $    191           $     182
At Dec. 31, 2002                       $  1,641            $     96           $     957          $    205           $     375
At Dec. 31, 2003                       $  3,110            $    211           $   1,416          $    344           $     908
At Dec. 31, 2004                       $  5,039            $    284           $   1,691          $    432           $   1,605
At Dec. 31, 2005                       $  7,978            $    408           $   2,452          $    506           $   2,113
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001           1.99%               0.77%               0.78%               --                0.01%
For the year ended Dec. 31, 2002           1.51%                 --                0.75%               --                0.08%
For the year ended Dec. 31, 2003           1.08%                 --                1.00%               --                0.34%
For the year ended Dec. 31, 2004           0.68%                 --                0.87%               --                0.54%
For the year ended Dec. 31, 2005           0.66%                 --                1.10%               --                1.02%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%               0.90%               0.90%             0.90%               0.90%
For the year ended Dec. 31, 2002           0.90%               0.90%               0.90%             0.90%               0.90%
For the year ended Dec. 31, 2003           0.90%               0.90%               0.90%             0.90%               0.90%
For the year ended Dec. 31, 2004           0.90%               0.90%               0.90%             0.90%               0.90%
For the year ended Dec. 31, 2005           0.90%               0.90%               0.90%             0.90%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001          11.21%             (37.65%)            (24.47%)          (40.00%)            (24.24%)
For the year ended Dec. 31, 2002          (5.04%)            (41.51%)            (26.76%)          (29.41%)            (12.00%)
For the year ended Dec. 31, 2003          26.55%              45.16%              34.62%            36.11%              27.27%
For the year ended Dec. 31, 2004          24.76%              (0.34%)             17.62%            19.40%              13.95%
For the year ended Dec. 31, 2005          11.82%              10.55%              30.76%            11.03%               9.66%
---------------------------------------------------------------------------------------------------------------------------------


66 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                         MFS                  MFS                MFS              PIONEER            PIONEER
                                    INV GRO STOCK,          NEW DIS,          UTILITIES,         EQ INC VCT,        EUROPE VCT
                                       SERV CL              SERV CL           SERV CL(4)          CL II(4)           CL II(4)
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                      $   0.71            $   0.92                   --                 --                 --
At Dec. 31, 2002                      $   0.51            $   0.62                   --                 --                 --
At Dec. 31, 2003                      $   0.62            $   0.82            $    1.14           $   1.11         $     1.19
At Dec. 31, 2004                      $   0.67            $   0.86            $    1.47           $   1.28         $     1.39
At Dec. 31, 2005                      $   0.69            $   0.90            $    1.70           $   1.33         $     1.49
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                           923                 659                   --                 --                 --
At Dec. 31, 2002                         1,364               1,465                   --                 --                 --
At Dec. 31, 2003                         1,865               1,751                    1                  6                 --
At Dec. 31, 2004                         2,093               1,893                   29                 73                  7
At Dec. 31, 2005                         2,562               1,711                  139                129                  9
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                      $    656            $    605                   --                 --                 --
At Dec. 31, 2002                      $    694            $    909                   --                 --                 --
At Dec. 31, 2003                      $  1,153            $  1,436            $       1           $      6                 --
At Dec. 31, 2004                      $  1,397            $  1,635            $      43           $     93         $        9
At Dec. 31, 2005                      $  1,767            $  1,537            $     236           $    173         $       13
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001          0.02%                 --                   --                 --                 --
For the year ended Dec. 31, 2002            --                  --                   --                 --                 --
For the year ended Dec. 31, 2003            --                  --                   --               2.31%                --
For the year ended Dec. 31, 2004            --                  --                 0.45%              2.70%              0.37%
For the year ended Dec. 31, 2005          0.13%                 --                 0.36%              2.28%              0.48%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001          0.90%               0.90%                  --                 --                 --
For the year ended Dec. 31, 2002          0.90%               0.90%                  --                 --                 --
For the year ended Dec. 31, 2003          0.90%               0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2004          0.90%               0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2005          0.90%               0.90%                0.90%              0.90%              0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001        (25.26%)             (6.12%)                 --                 --                 --
For the year ended Dec. 31, 2002        (28.17%)            (32.61%)                 --                 --                 --
For the year ended Dec. 31, 2003         21.57%              32.26%               14.00%             11.00%             19.00%
For the year ended Dec. 31, 2004          8.01%               5.26%               28.68%             15.00%             17.14%
For the year ended Dec. 31, 2005          3.30%               4.09%               15.53%              4.58%              6.85%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 67

                                       PUT VT               PUT VT             PUT VT              PUT VT            PUT VT
                                   HEALTH SCIENCES,        HI YIELD,          INTL EQ,         INTL NEW OPP,        NEW OPP,
                                       CL IB(4)             CL IB             CL IB(4)             CL IB             CL IA
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                             --           $   1.01                   --           $   0.66         $    1.26
At Dec. 31, 2002                             --           $   0.99                   --           $   0.56         $    0.87
At Dec. 31, 2003                       $   1.08           $   1.24            $    1.16           $   0.74         $    1.14
At Dec. 31, 2004                       $   1.15           $   1.36            $    1.34           $   0.83         $    1.25
At Dec. 31, 2005                       $   1.29           $   1.39            $    1.49           $   0.98         $    1.37
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                             --                154                   --                284            13,900
At Dec. 31, 2002                             --                232                   --                574            12,828
At Dec. 31, 2003                              3                427                   30                775            12,581
At Dec. 31, 2004                              7                556                   46                857            11,509
At Dec. 31, 2005                             28                626                   71                891            10,054
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                             --           $    155                   --           $    186         $  17,448
At Dec. 31, 2002                             --           $    230                   --           $    322         $  11,123
At Dec. 31, 2003                       $      3           $    530            $      35           $    573         $  14,347
At Dec. 31, 2004                       $      8           $    757            $      61           $    713         $  14,381
At Dec. 31, 2005                       $     36           $    871            $     106           $    869         $  13,737
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --               2.62%                  --                 --                --
For the year ended Dec. 31, 2002             --               9.40%                  --               0.57%               --
For the year ended Dec. 31, 2003             --               7.87%                  --               0.27%               --
For the year ended Dec. 31, 2004           0.14%              7.44%                1.39%              0.94%               --
For the year ended Dec. 31, 2005           0.03%              7.95%                1.23%              0.65%             0.37%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001             --               0.90%                  --               0.90%             0.90%
For the year ended Dec. 31, 2002             --               0.90%                  --               0.90%             0.90%
For the year ended Dec. 31, 2003           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%              0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001             --               3.06%                  --             (29.03%)          (30.39%)
For the year ended Dec. 31, 2002             --              (1.98%)                 --             (15.15%)          (30.95%)
For the year ended Dec. 31, 2003           8.00%             25.25%               16.00%             32.14%            31.03%
For the year ended Dec. 31, 2004           6.16%              9.55%               15.15%             12.33%             9.58%
For the year ended Dec. 31, 2005          12.19%              2.17%               11.19%             17.31%             9.34%
---------------------------------------------------------------------------------------------------------------------------------


68 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                       PUT VT               RVS VP             RVS VP              RVS VP            RVS VP
                                     VISTA, CL IB            BAL              CASH MGMT           DIV BOND         DIV EQ INC
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   0.60           $   0.82            $    1.02           $   1.08         $    1.03
At Dec. 31, 2002                       $   0.42           $   0.71            $    1.03           $   1.13         $    0.83
At Dec. 31, 2003                       $   0.55           $   0.85            $    1.02           $   1.17         $    1.15
At Dec. 31, 2004                       $   0.64           $   0.92            $    1.02           $   1.21         $    1.35
At Dec. 31, 2005                       $   0.72           $   0.95            $    1.04           $   1.22         $    1.52
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                            385                131                  532                738               662
At Dec. 31, 2002                            690                252                  950              1,935             1,564
At Dec. 31, 2003                            722                515                1,081              2,197             2,517
At Dec. 31, 2004                            743             32,215                4,552              7,907             5,088
At Dec. 31, 2005                            789             29,353                4,826              8,613             8,146
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $    233           $    108            $     544           $    795         $     680
At Dec. 31, 2002                       $    287           $    179            $     974           $  2,181         $   1,290
At Dec. 31, 2003                       $    396           $    436            $   1,104           $  2,563         $   2,905
At Dec. 31, 2004                       $    479           $ 29,642            $   4,641           $  9,555         $   6,881
At Dec. 31, 2005                       $    565           $ 27,817            $   5,003           $ 10,534         $  12,392
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --               2.56%                2.70%              6.26%             1.41%
For the year ended Dec. 31, 2002             --               2.73%                1.13%              5.13%             1.64%
For the year ended Dec. 31, 2003             --               2.24%                0.51%              3.57%             1.60%
For the year ended Dec. 31, 2004             --               2.02%                0.92%              3.91%             1.65%
For the year ended Dec. 31, 2005             --               2.58%                2.57%              3.71%             1.62%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2002           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2003           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%              0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001         (34.78%)           (11.83%)               2.00%              5.88%             0.98%
For the year ended Dec. 31, 2002         (30.00%)           (13.41%)               0.98%              4.63%           (19.42%)
For the year ended Dec. 31, 2003          30.95%             19.72%               (0.97%)             3.54%            38.55%
For the year ended Dec. 31, 2004          17.54%              8.62%               (0.16%)             3.55%            17.15%
For the year ended Dec. 31, 2005          11.15%              2.99%                1.69%              1.21%            12.49%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 69

                                        RVS VP              RVS VP              RVS VP             RVS VP            RVS VP
                                      EMER MKTS           GLOBAL BOND            GRO            HI YIELD BOND       INTL OPP
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   0.91           $    1.06            $    0.61           $   0.99         $    0.54
At Dec. 31, 2002                       $   0.85           $    1.21            $    0.45           $   0.92         $    0.44
At Dec. 31, 2003                       $   1.18           $    1.35            $    0.54           $   1.14         $    0.55
At Dec. 31, 2004                       $   1.46           $    1.47            $    0.58           $   1.26         $    0.64
At Dec. 31, 2005                       $   1.93           $    1.39            $    0.62           $   1.30         $    0.73
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                             14                  88                  206                373                27
At Dec. 31, 2002                             71                 221                  572                941               124
At Dec. 31, 2003                            127                 414                1,455              1,704               249
At Dec. 31, 2004                            295                 748                1,984              2,266            20,215
At Dec. 31, 2005                            815               1,346                3,190              2,900            19,504
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $     13           $      93            $     126           $    370         $      15
At Dec. 31, 2002                       $     60           $     266            $     256           $    866         $      54
At Dec. 31, 2003                       $    151           $     559            $     784           $  1,947         $     138
At Dec. 31, 2004                       $    431           $   1,102            $   1,149           $  2,858         $  13,038
At Dec. 31, 2005                       $  1,576           $   1,868            $   1,988           $  3,771         $  14,195
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001           0.02%               5.83%                  --              10.77%             1.51%
For the year ended Dec. 31, 2002             --                4.70%                0.10%              7.68%             1.01%
For the year ended Dec. 31, 2003           1.89%               7.32%                0.21%              7.62%             0.95%
For the year ended Dec. 31, 2004           2.66%               4.09%                0.33%              6.98%             1.13%
For the year ended Dec. 31, 2005           0.21%               3.75%                0.39%              6.44%             1.41%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2002           0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2003           0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%               0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%               0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001          (2.15%)              0.00%              (31.46%)             3.13%           (28.95%)
For the year ended Dec. 31, 2002          (6.59%)             14.15%              (26.23%)            (7.07%)          (18.52%)
For the year ended Dec. 31, 2003          38.82%              11.57%               20.00%             23.91%            25.00%
For the year ended Dec. 31, 2004          23.03%               9.04%                7.46%             10.40%            16.35%
For the year ended Dec. 31, 2005          32.60%              (5.85%)               7.64%              3.09%            12.85%
---------------------------------------------------------------------------------------------------------------------------------


70 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                       RVS VP               RVS VP              RVS VP             RVS VP              RVS VP
                                      LG CAP EQ         MID CAP GRO(4)         NEW DIM            S&P 500          SHORT DURATION
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                      $   0.70                  --            $    0.74           $   0.83            $  1.06
At Dec. 31, 2002                      $   0.54                  --            $    0.58           $   0.64            $  1.11
At Dec. 31, 2003                      $   0.69            $   1.11            $    0.71           $   0.81            $  1.12
At Dec. 31, 2004                      $   0.73            $   1.20            $    0.73           $   0.89            $  1.12
At Dec. 31, 2005                      $   0.77            $   1.31            $    0.73           $   0.92            $  1.13
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                            20                  --                2,895              1,027                138
At Dec. 31, 2002                            38                  --                6,546              2,200                931
At Dec. 31, 2003                           290                   4                8,149              3,339              1,139
At Dec. 31, 2004                        54,272                  37                8,857              4,986              2,469
At Dec. 31, 2005                        48,497                  86                7,157              6,573              2,686
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                      $     14                  --            $   2,151           $    857            $   146
At Dec. 31, 2002                      $     21                  --            $   3,764           $  1,412            $ 1,038
At Dec. 31, 2003                      $    202            $      4            $   5,783           $  2,718            $ 1,277
At Dec. 31, 2004                      $ 39,523            $     45            $   6,433           $  4,435            $ 2,767
At Dec. 31, 2005                      $ 37,163            $    113            $   5,219           $  6,050            $ 3,030
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001          0.77%                 --                 0.34%              1.14%              4.36%
For the year ended Dec. 31, 2002          0.55%                 --                 0.53%              1.01%              2.91%
For the year ended Dec. 31, 2003          0.62%                 --                 0.68%              1.20%              2.30%
For the year ended Dec. 31, 2004          1.05%                 --                 1.05%              1.52%              2.48%
For the year ended Dec. 31, 2005          1.11%                 --                 0.59%              1.41%              2.90%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001          0.90%                 --                 0.90%              0.90%              0.90%
For the year ended Dec. 31, 2002          0.90%                 --                 0.90%              0.90%              0.90%
For the year ended Dec. 31, 2003          0.90%               0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2004          0.90%               0.90%                0.90%              0.90%              0.90%
For the year ended Dec. 31, 2005          0.90%               0.90%                0.90%              0.90%              0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001        (18.60%)                --               (17.78%)           (13.54%)             3.92%
For the year ended Dec. 31, 2002        (22.86%)                --               (21.62%)           (22.89%)             4.72%
For the year ended Dec. 31, 2003         27.78%              11.00%               22.41%             26.56%              0.90%
For the year ended Dec. 31, 2004          4.94%               8.13%                2.35%              9.28%             (0.05%)
For the year ended Dec. 31, 2005          5.23%               9.14%                0.40%              3.47%              0.67%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 71

                                        RVS VP              RVS VP             RVS VP               ROYCE
                                      SM CAP ADV         SM CAP VAL(4)      STRATEGY AGGR         MICRO-CAP        THIRD AVE VAL
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   0.91                 --            $    0.38           $   1.30         $    1.24
At Dec. 31, 2002                       $   0.74                 --            $    0.26           $   1.13         $    1.09
At Dec. 31, 2003                       $   1.09           $   1.18            $    0.33           $   1.66         $    1.54
At Dec. 31, 2004                       $   1.28           $   1.40            $    0.36           $   1.88         $    1.84
At Dec. 31, 2005                       $   1.33           $   1.47            $    0.39           $   2.08         $    2.08
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                            115                 --                  317                583             1,131
At Dec. 31, 2002                            255                 --                  480              1,758             2,397
At Dec. 31, 2003                            527                  5                  660              2,483             3,110
At Dec. 31, 2004                            852                126                  641              2,826             3,646
At Dec. 31, 2005                          1,026                259                  579              2,837             3,980
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $    104                 --            $     121           $    761         $   1,397
At Dec. 31, 2002                       $    190                 --            $     124           $  1,980         $   2,621
At Dec. 31, 2003                       $    576           $      6            $     218           $  4,133         $   4,803
At Dec. 31, 2004                       $  1,092           $    176            $     229           $  5,307         $   6,690
At Dec. 31, 2005                       $  1,366           $    381            $     224           $  5,893         $   8,297
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --                 --                 0.30%                --              0.15%
For the year ended Dec. 31, 2002             --                 --                   --                 --              0.22%
For the year ended Dec. 31, 2003             --               0.16%                  --                 --              0.20%
For the year ended Dec. 31, 2004             --               0.05%                  --                 --              0.54%
For the year ended Dec. 31, 2005             --               0.24%                0.09%              0.56%             1.34%
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%                --                 0.90%              0.90%             0.90%
For the year ended Dec. 31, 2002           0.90%                --                 0.90%              0.90%             0.90%
For the year ended Dec. 31, 2003           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%              0.90%                0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%              0.90%                0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001          (7.14%)               --               (34.48%)            28.71%            12.73%
For the year ended Dec. 31, 2002         (18.68%)               --               (31.58%)           (13.08%)          (12.10%)
For the year ended Dec. 31, 2003          47.30%             18.00%               26.92%             46.90%            41.28%
For the year ended Dec. 31, 2004          17.48%             18.94%                8.43%             12.83%            18.82%
For the year ended Dec. 31, 2005           3.89%              4.82%                8.20%             10.61%            13.60%
---------------------------------------------------------------------------------------------------------------------------------


72 - RIVERSOURCE OF NEW YORK ACCOUNT 8

                                      WANGER INTL         WANGER U.S.         WF ADV VT          WF ADV VT          WF ADV VT
                                        SM CAP               SM CO          ASSET ALLOC(4)      INTL CORE(4)         OPP(4)
                                   ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                       $   0.70           $    1.15                  --                 --                --
At Dec. 31, 2002                       $   0.60           $    0.95                  --                 --                --
At Dec. 31, 2003                       $   0.88           $    1.35           $    1.11           $   1.19         $    1.13
At Dec. 31, 2004                       $   1.14           $    1.58           $    1.20           $   1.29         $    1.32
At Dec. 31, 2005                       $   1.37           $    1.75           $    1.25           $   1.40         $    1.41
---------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                            180                 239                  --                 --                --
At Dec. 31, 2002                            772               1,133                  --                 --                --
At Dec. 31, 2003                          1,557               2,194                   2                  8                 2
At Dec. 31, 2004                          2,345               3,089                 155                 29                24
At Dec. 31, 2005                          3,190               4,102                 205                 42                54
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $    126           $     276                  --                 --                --
At Dec. 31, 2002                       $    462           $   1,078                  --                 --                --
At Dec. 31, 2003                       $  1,373           $   2,963           $       3           $      9         $       3
At Dec. 31, 2004                       $  2,671           $   4,891           $     186           $     37         $      32
At Dec. 31, 2005                       $  4,376           $   7,161           $     255           $     58         $      76
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001             --                0.01%                 --                 --                --
For the year ended Dec. 31, 2002             --                  --                  --                 --                --
For the year ended Dec. 31, 2003           0.24%                 --                8.59%                --              0.05%
For the year ended Dec. 31, 2004           0.57%                 --                3.18%              0.20%               --
For the year ended Dec. 31, 2005           1.00%                 --                2.14%              2.23%               --
---------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           0.90%               0.90%                 --                 --                --
For the year ended Dec. 31, 2002           0.90%               0.90%                 --                 --                --
For the year ended Dec. 31, 2003           0.90%               0.90%               0.90%              0.90%             0.90%
For the year ended Dec. 31, 2004           0.90%               0.90%               0.90%              0.90%             0.90%
For the year ended Dec. 31, 2005           0.90%               0.90%               0.90%              0.90%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001         (22.22%)              9.52%                 --                 --                --
For the year ended Dec. 31, 2002         (14.29%)            (17.39%)                --                 --                --
For the year ended Dec. 31, 2003          46.67%              42.11%              11.00%             19.00%            13.00%
For the year ended Dec. 31, 2004          29.10%              17.27%               8.36%              8.65%            17.02%
For the year ended Dec. 31, 2005          20.44%              10.26%               4.05%              8.69%             6.84%
---------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 73

                                                                 WF ADV VT
                                                               SM CAP GRO(4)
                                                               -------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                                                       --
At Dec. 31, 2002                                                       --
At Dec. 31, 2003                                                  $  1.18
At Dec. 31, 2004                                                  $  1.33
At Dec. 31, 2005                                                  $  1.40
----------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                                                       --
At Dec. 31, 2002                                                       --
At Dec. 31, 2003                                                       15
At Dec. 31, 2004                                                       69
At Dec. 31, 2005                                                      123
----------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                                                       --
At Dec. 31, 2002                                                       --
At Dec. 31, 2003                                                  $    17
At Dec. 31, 2004                                                  $    91
At Dec. 31, 2005                                                  $   172
----------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001                                       --
For the year ended Dec. 31, 2002                                       --
For the year ended Dec. 31, 2003                                       --
For the year ended Dec. 31, 2004                                       --
For the year ended Dec. 31, 2005                                       --
----------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001                                       --
For the year ended Dec. 31, 2002                                       --
For the year ended Dec. 31, 2003                                     0.90%
For the year ended Dec. 31, 2004                                     0.90%
For the year ended Dec. 31, 2005                                     0.90%
----------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001                                       --
For the year ended Dec. 31, 2002                                       --
For the year ended Dec. 31, 2003                                    18.00%
For the year ended Dec. 31, 2004                                    12.75%
For the year ended Dec. 31, 2005                                     5.29%
----------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4)   Operations commenced on Aug. 18, 2003.

(5)   Operations commenced on Dec. 8, 2003.


74 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying supplemental Balance Sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2005 and 2004, and the related supplemental Statements of Income, Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2005. These supplemental financial statements are the responsibility of IDS Life Insurance Company of New York's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the supplemental financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the supplemental financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the supplemental financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the Financial Statements, in 2004 IDS Life Insurance Company of New York adopted the provisions of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

As discussed in Note 1, retained earnings for the beginning of 2003 has been restated to correct the accounting for deferred taxes as of that date.

/s/ Ernst & Young LLP
Minneapolis, Minnesota
January 2, 2007



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 75

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

                          SUPPLEMENTAL BALANCE SHEETS
                                 DECEMBER 31,
                        (THOUSANDS, EXCEPT SHARE DATA)

                                                                 2005            2004
                                                             ------------    ------------
ASSETS
Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2005,
     $1,881,899; 2004, $1,888,711)                           $  1,882,456    $  1,957,122
   Preferred and common stocks, at fair value (cost: 2005,
     $0; 2004, $3,000)                                                 --           3,123
Mortgage loans on real estate, at cost (less allowance
  for loan losses: 2005 and 2004, $3,218)                         244,760         237,500
Policy loans                                                       31,274          30,550
Trading securities and other investments                               48             106
------------------------------------------------------------------------------------------
      Total investments                                         2,158,538       2,228,401

Cash and cash equivalents                                          42,752          30,983
Reinsurance recoverables                                           38,675          33,226
Amounts due from brokers                                               70              17
Other accounts receivable                                           3,673           2,932
Accrued investment income                                          23,479          24,359
Deferred policy acquisition costs                                 230,270         208,890
Deferred sales inducement costs                                    11,554           8,382
Other assets                                                        5,744           5,606
Separate account assets                                         2,028,923       1,736,704
------------------------------------------------------------------------------------------
      Total assets                                           $  4,543,678    $  4,279,500
==========================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits:
   Fixed annuities                                           $  1,690,018    $  1,702,781
   Variable annuity guarantees                                        984           1,663
   Universal life insurance                                       187,588         183,305
   Traditional life insurance                                      22,435          21,862
   Disability income and long-term care insurance                 122,496         110,621
Policy claims and other policyholders' funds                        5,097           5,581
Deferred income taxes, net (as restated for 2004, see
  Note 1)                                                          18,191          25,238
Other liabilities                                                   8,907          14,993
Separate account liabilities                                    2,028,923       1,736,704
------------------------------------------------------------------------------------------
      Total liabilities                                         4,084,639       3,802,748
------------------------------------------------------------------------------------------
Stockholder's equity:
   Capital stock, $10 par value; 200,000 shares
     authorized, issued and outstanding                             2,000           2,000
   Additional paid-in capital                                     106,600         106,600
   Retained earnings (as restated for 2004, see Note 1)           350,654         328,944
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities (losses) gains                       (215)         39,208
------------------------------------------------------------------------------------------
      Total stockholder's equity                                  459,039         476,752
------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                   $  4,543,678    $  4,279,500
==========================================================================================

See accompanying Notes to Supplemental Financial Statements.



76 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

                       SUPPLEMENTAL STATEMENTS OF INCOME
                           YEARS ENDED DECEMBER 31,
                                  (THOUSANDS)

                                                                 2005            2004            2003
                                                             ------------    ------------    ------------
REVENUES
Premiums:
   Traditional life insurance                                $      4,398    $      4,073    $      3,826
   Disability income and long-term care insurance                  17,696          17,643          17,873
-----------------------------------------------------------------------------------------------------------
      Total premiums                                               22,094          21,716          21,699
Net investment income                                             123,205         119,911         117,032
Contractholder and policyholder charges                            33,425          32,182          30,218
Mortality and expense risk and other fees                          24,415          21,277          14,665
Net realized gain (loss) on investments                             9,192             849            (707)
-----------------------------------------------------------------------------------------------------------
      Total revenues                                              212,331         195,935         182,907
-----------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                                       2,845           2,693           3,808
   Investment contracts and universal life-type insurance           9,517          11,981          11,841
   Disability income and long-term care insurance                   6,010           5,264           3,598
Increase (decrease) in liabilities for future policy
  benefits:
   Traditional life insurance                                        (404)           (556)           (704)
   Disability income and long-term care insurance                   8,064           8,897          10,401
Interest credited to account values                                71,518          68,480          71,910
Amortization of deferred policy acquisition costs                  19,050          13,705          10,899
Separation costs                                                    3,915              --              --
Other insurance and operating expenses                             25,803          20,081          19,322
-----------------------------------------------------------------------------------------------------------
      Total benefits and expenses                                 146,318         130,545         131,075
-----------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change           66,013          65,390          51,832
Income tax provision                                               21,803          21,404          17,188
-----------------------------------------------------------------------------------------------------------
Income before accounting change                                    44,210          43,986          34,644
Cumulative effect of accounting change, net of tax                     --           2,748              --
-----------------------------------------------------------------------------------------------------------
Net income                                                   $     44,210    $     41,238    $     34,644
===========================================================================================================

See accompanying Notes to Supplemental Financial Statements.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 77

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

                     SUPPLEMENTAL STATEMENTS OF CASH FLOWS
                           YEARS ENDED DECEMBER 31,
                                  (THOUSANDS)

                                                                 2005            2004            2003
                                                             ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $     44,210    $     41,238    $     34,644
Adjustments to reconcile net income to net cash provided
  by operating activities:
   Cumulative effect of accounting change, net of tax                  --           2,748              --
   Amortization of deferred policy acquisition costs               19,050          13,705          10,899
   Amortization of deferred sales inducement costs                  1,383           1,269             842
   Capitalization of deferred policy acquisition costs            (33,519)        (27,754)        (29,807)
   Capitalization of deferred sales inducement costs               (3,960)         (2,562)         (2,808)
   Amortization of premium, net                                     3,867           4,105           1,485
   Deferred income taxes                                           14,182           4,079           4,745
   Policyholder and contractholder charges, non-cash              (14,565)        (14,266)        (14,351)
   Net realized (gain) loss on investments                         (9,192)           (849)            707
   Net realized gain on trading securities                             (2)             (2)             (1)
Change in operating assets and liabilities:
   Trading securities, net                                             58             (87)            (16)
   Future policy benefits for traditional life, disability
     income and long-term care insurance                           12,448          13,862          14,180
   Policy claims and other policyholder's funds                      (484)            519           1,337
   Policy loans, excluding universal life-type insurance:
      Repayment                                                     2,266           2,494           2,566
      Issuance                                                     (2,792)         (2,554)         (2,230)
   Reinsurance recoverables                                        (5,449)         (6,922)         (4,050)
   Other accounts receivable                                         (741)           (731)           (576)
   Accrued investment income                                          880          (1,380)         (1,025)
   Other assets and liabilities, net                               (5,145)            779          (1,752)
-----------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                    22,495          27,691          14,789
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Sales                                                          247,160         118,570         526,247
   Maturities, sinking fund payments and calls                    227,088         180,899         230,609
   Purchases                                                     (459,107)       (410,650)       (932,372)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls              20,377          33,387          26,559
   Purchases                                                      (27,639)        (50,945)        (87,437)
Change in amounts due to and from brokers, net                        (53)          2,140         (17,569)
-----------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities           7,826        (126,599)       (253,963)
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal
  life-type insurance:
   Considerations received                                        111,090         184,527         256,191
   Interest credited to account values                             71,518          68,480          71,910
   Surrenders and other benefits                                 (178,462)       (136,935)       (100,029)
Universal life-type insurance policy loans:
   Repayment                                                        5,030           4,735           4,484
   Issuance                                                        (5,228)         (5,585)         (3,908)
Capital contributions                                                  --              --          20,000
Cash dividends to IDS Life Insurance Company                      (22,500)        (21,500)        (20,000)
-----------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) financing activities         (18,552)         93,722         228,648
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents               11,769          (5,186)        (10,526)
Cash and cash equivalents at beginning of year                     30,983          36,169          46,695
-----------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                     $     42,752    $     30,983    $     36,169
============================================================================================================

Supplemental disclosures:
   Income taxes paid                                         $     14,347    $     16,241    $     13,051
   Interest paid on borrowings                                          8              --             114

See accompanying Notes to Supplemental Financial Statements.



78 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

                SUPPLEMENTAL STATEMENTS OF STOCKHOLDER'S EQUITY
                  FOR THE THREE YEARS ENDED DECEMBER 31, 2005
                                  (THOUSANDS)

                                                                                     ADDITIONAL              ACCUMULATED OTHER
                                                                         CAPITAL      PAID-IN     RETAINED     COMPREHENSIVE
                                                             TOTAL        STOCK       CAPITAL     EARNINGS      INCOME/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2002 as previously
   reported after giving retroactive effect to the
   Merger (Note 1)                                         $ 451,158    $   2,000    $  86,600   $ 314,876       $  47,682
Deferred tax adjustment (Note 1)                             (20,314)                              (20,314)
                                                           -------------------------------------------------------------------
Balances at December 31, 2002, as restated                   430,844        2,000       86,600     294,562          47,682
Comprehensive income:
   Net income                                                 34,644                                34,644
   Change in unrealized holding gains on securities, net      (5,987)                                               (5,987)
                                                           ---------
   Total comprehensive income                                 28,657
Cash dividends                                               (20,000)                              (20,000)
Cash contribution from parent                                 20,000                    20,000
------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2003, as restated                   459,501        2,000      106,600     309,206          41,695
Comprehensive income:
   Net income                                                 41,238                                41,238
   Change in unrealized holding gains on securities, net      (2,487)                                               (2,487)
                                                           ---------
   Total comprehensive income                                 38,751
Cash dividends                                               (21,500)                              (21,500)
------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2004, as restated                   476,752        2,000      106,600     328,944          39,208
Comprehensive income:
   Net income                                                 44,210                                44,210
   Change in unrealized holding gains on securities, net     (39,423)                                              (39,423)
                                                           ---------
   Total comprehensive income                                  4,787
Cash dividends                                               (22,500)                              (22,500)
------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2005                              $ 459,039    $   2,000    $ 106,600   $ 350,654       $    (215)
==============================================================================================================================

See accompanying Notes to Supplemental Financial Statements.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 79

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

NOTES TO SUPPLEMENTAL FINANCIAL STATEMENTS

1. NATURE OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

IDS Life Insurance Company of New York (IDS Life of New York) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. IDS Life of New York is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is domiciled in Minnesota. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). IDS Life of New York serves residents of the State of New York.

IDS Life of New York and American Centurion Life Assurance Company (American Centurion Life), which was a wholly-owned subsidiary of IDS Life, executed an Agreement and Plan of Merger on March 17, 2006 whereby American Centurion Life will be merged with and into IDS Life of New York. The agreement was effective December 31, 2006 and provides that IDS Life of New York shall be the surviving corporation of the merger and shall continue to exist as a domestic stock life insurance company under the laws of the State of New York. The merger agreement also provides that, upon effectiveness of the merger, American Centurion Life shall cease to exist and its property and obligations shall become the property and obligations of IDS Life of New York. Simultaneously with the effectiveness of the merger, the agreement provides that the Articles of Incorporation of IDS Life of New York shall be amended to change its name to RiverSource Life Insurance Co. of New York.

As a result of the merger, which will be reported in IDS Life of New York's audited financial statements for the year ended December 31, 2006, amounts for the years presented will be restated to include financial results for American Centurion Life. Below is a summary of the individual and supplemental consolidated statements of income for IDS Life of New York and American Centurion Life for the years ended December 31, 2005, 2004 and 2003.

(IN THOUSANDS)                          2005, AS REPORTED                       2005
                             IDS LIFE OF               AMERICAN             SUPPLEMENTAL
                              NEW YORK              CENTURION LIFE          CONSOLIDATED
-----------------------------------------------------------------------------------------
Total revenues                 $174,197                 $38,134               $212,331
Net income                     $ 37,173                 $ 7,037               $ 44,210

                                        2004, AS REPORTED                       2004
                             IDS LIFE OF               AMERICAN             SUPPLEMENTAL
                              NEW YORK              CENTURION LIFE          CONSOLIDATED
-----------------------------------------------------------------------------------------
Total revenues                 $160,449                 $35,486               $195,935
Net income                     $ 35,018                 $ 6,220               $ 41,238

                                       2003, AS REPORTED                        2003
                             IDS LIFE OF               AMERICAN             SUPPLEMENTAL
                              NEW YORK              CENTURION LIFE          CONSOLIDATED
-----------------------------------------------------------------------------------------
Total revenues                 $152,532                 $30,375               $182,907
Net income                     $ 30,928                 $ 3,716               $ 34,644

Prior to August 1, 2005, Ameriprise Financial was referred to as American Express Financial Corporation. On February 1, 2005, American Express Company (American Express) announced its intention to pursue the disposition of 100% of its shareholding in what is now Ameriprise Financial (the Separation) through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and distribution of common shares to American Express shareholders (the Distribution). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the separation of its business and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. IDS Life of New York was allocated certain separation and Distribution-related expenses incurred as a result of Ameriprise Financial becoming an independent company. Cumulatively, the expenses incurred and allocated to IDS Life of New York are significant to IDS Life of New York.

IDS Life of New York's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life of New York's fixed deferred annuities guarantee a minimum interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life of New York has the option of paying a higher rate set at its discretion. IDS Life of New York also offers variable annuities, including the RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity and the RiverSource Retirement Advisor Select Plus(SM) Variable Annuity. Life insurance products currently offered by IDS Life of New York include universal life (fixed and variable, single life and joint life) and



80 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life of New York also markets disability income (DI) insurance. Although IDS Life of New York discontinued issuance of long-term care (LTC) insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, most of which are 50% reinsured. In May 2003, IDS Life of New York began outsourcing claims administration on LTC.

Under IDS Life of New York's variable life and annuity products described above, the purchaser may choose among investment options that include IDS Life of New York's "general account" and separate account investment options. Separate account options include accounts investing in common stocks, bonds, managed funds and/or short-term securities.

Basis of Presentation

The accompanying supplemental financial statements give effect to the merger of IDS Life of New York and American Centurion Life, which will be reported in IDS Life of New York's audited financial statements for the year ended December 31, 2006, similar to the accounting for a pooling of interests. These supplemental financial statements have been prepared in conformity with United States generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (IDS Life of New York's primary regulator), as reconciled in Note 12. Certain prior year amounts have been reclassified to conform to the current year's presentation. Additionally, IDS Life of New York recorded a $20.3 million adjustment to decrease December 31, 2002 retained earnings. The adjustment resulted from a detailed review of the deferred tax asset and liability accounts whereby it was determined that IDS Life of New York did not give proper consideration to all temporary differences, which increased the previously reported balance for deferred income taxes, net and decreased the previously reported balance for retained earnings as of December 31, 2004. The transactions that gave rise to the temporary differences primarily occurred in 2001 and prior years. Accordingly, this restatement has no effect on the reported results of operations for 2004 and 2003.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BALANCE SHEET

INVESTMENTS

Investments consist of the following:

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value on the Balance Sheets with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) within equity, net of income tax provision (benefit) and net of adjustments in asset and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life of New York also considers the extent to which amortized cost exceeds fair value, the duration of that difference, and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices.

Mortgage Loans on Real Estate, Net

Mortgage loans on real estate reflect principal amounts outstanding less allowance for mortgage loan losses. The allowance for mortgage loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for mortgage loan losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life of New York generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 81

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Policy Loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments

Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair market value with changes in value recognized in the Statements of Income within net investment income.

CASH AND CASH EQUIVALENTS

IDS Life of New York has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

REINSURANCE

IDS Life of New York reinsures a portion of the insurance risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life of New York evaluates the financial condition of reinsurers to manage its exposure to significant losses from reinsurer insolvencies. IDS Life of New York remains primarily liable as the direct insurer on all risks reinsured.

Generally, IDS Life of New York reinsures 90% of the death benefit liability related to fixed and variable universal life and term life insurance products insuring a single life. IDS Life of New York began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life of New York is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, IDS Life of New York retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company of New York. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on recent term life and LTC policies is reinsured on a coinsurance basis.

IDS Life of New York retains all risk for new claims on DI contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life of New York also retains all accidental death benefit and waiver of premium risk.

DEFERRED POLICY ACQUISITION COSTS

DAC represents the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life, DI and LTC insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC is amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life of New York's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as interest margin, mortality and morbidity rates, persistency and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs (DSIC) consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.



82 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life of New York receives mortality and expense risk and other fees, including payments from its affiliate, RiverSource Investments, LLC for providing certain sponsor and related servicing activity, which are based on asset levels, guaranteed minimum death benefit (GMDB) fees and cost of insurance charges from the related accounts. In addition, IDS Life of New York also receives marketing and administrative support payments from the affiliates of other companies' funds included as investment options in its variable annuity and variable life insurance products, which vary based on the level of variable assets.

IDS Life of New York provides contractual mortality assurances to variable annuity contractholders that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life of New York makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life of New York also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life of New York guarantees that the rates at which insurance charges and administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life of New York also guarantees that death benefits will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

LIABILITIES FOR FUTURE POLICY BENEFITS AND CLAIMS

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life of New York contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life of New York also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings. These are referred to as gain gross-up (GGU) benefits. In addition, IDS Life of New York offers contracts containing guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. See the "Recently Issued Accounting Standards" section below and Note 4 for more information about these guaranteed benefits.

GMWB and guaranteed minimum accumulation benefit provisions are considered embedded derivatives under Statement of Financial Accounting Standards Board No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS
133) and, accordingly, are carried at fair value within future policy benefits for variable annuity guarantees on the Balance Sheets. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance within the Statements of Income.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2005, depending on year of issue, with an average rate of approximately 6.0%.

Life, Disability Income and Long-Term Care Policies

Liabilities for insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For DI and LTC claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have been incurred but not reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 83

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross deposits, interest credited, and fund performance less withdrawals and mortality and expense risk charges. Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life of New York's experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2005, depending on policy form, issue year and policy duration. IDS Life of New York issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

Liabilities for future policy benefits include both policy reserves and claim reserves on DI and LTC products. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for DI policies, occupation class. Anticipated discount rates for DI policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for LTC policy reserves are currently 6.0% at December 31, 2005 grading up to 8.9% over 29 years.

Claim reserves on DI and LTC products are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both DI and LTC range from 3.0% to 8.0% at December 31, 2005, with an average rate of approximately 4.9%.

REVENUES AND EXPENSES

IDS Life of New York's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues

Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are recognized as revenue when due.

Net Investment Income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges

Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees

Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from IDS Life of New York's separate account assets. IDS Life of New York's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Gain (Loss) on Investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Separation Costs

During 2005, Ameriprise Financial developed an allocation policy for separation costs resulting in the allocation of certain costs to IDS Life of New York that it considered to be a reasonable reflection of separation costs benefiting IDS Life of New York. Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the separation and Distribution of Ameriprise Financial.



84 - RIVERSOURCE OF NEW YORK ACCOUNT 8

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IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Income Taxes

IDS Life of New York's taxable income is included in the consolidated federal income tax return of American Express through September 30, 2005. IDS Life of New York's taxable income will be included with IDS Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution including the period October 1, 2005 through December 31, 2005. IDS Life of New York provides for income taxes on a separate return basis, except that, under an agreement with IDS Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS Life that IDS Life will reimburse subsidiaries for all tax benefits.

RECENTLY ISSUED ACCOUNTING STANDARDS

On November 3, 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. IDS Life of New York anticipates the impact of FSP FAS 115-1 and FAS 124-1 on IDS Life of New York's results of operations and financial condition will not be material.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. IDS Life of New York is currently evaluating the impact of SOP 05-1 on IDS Life of New York's results of operations and financial condition.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections" (SFAS 154). This statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. IDS Life of New York does not anticipate SFAS 154 will materially impact its Financial Statements upon its adoption on January 1, 2006.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1 raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life of New York's results of operations or financial condition.

In July 2003, the AICPA issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any DSIC associated with those insurance or annuity contracts.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 85

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $2.7 million ($4.2 million pretax). The cumulative effect of accounting change consisted of: (i) $2.0 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($1.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($0.2 million) and (ii) $2.2 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($2.8 million) and from considering these liabilities in valuing DAC associated with those contracts ($0.6 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. IDS Life of New York's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life of New York's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The entities considered VIEs under FIN 46 include secured loan trusts (SLTs) for which IDS Life of New York had an 8% ownership interest in each of the two SLT structures. However, IDS Life of New York was not required to consolidate the SLTs as it is not the primary beneficiary. IDS Life of New York liquidated its interests in the SLTs during 2004 and 2005.

2. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Available-for-Sale securities at December 31, 2005 are distributed by type as presented below:
------------------------------------------------------------------------------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
(THOUSANDS)                                       COST         GAINS        LOSSES        VALUE
---------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                      $   970,590   $   16,820   $  (13,697)  $   973,713
Mortgage and other asset-backed securities         639,123        5,140       (8,837)      635,426
Foreign corporate bonds and obligations            220,615        5,148       (3,535)      222,228
U.S. Government and agencies obligations            38,362           63         (849)       37,576
Foreign government bonds and obligations             6,213          566           (9)        6,770
State and municipal obligations                      6,996           --         (253)        6,743
---------------------------------------------------------------------------------------------------
Total fixed maturities                           1,881,899       27,737      (27,180)    1,882,456
---------------------------------------------------------------------------------------------------
   Total                                       $ 1,881,899   $   27,737   $  (27,180)  $ 1,882,456
---------------------------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2004 are distributed by type as presented below:
-----------------------------------------------------------------------------

                                                                GROSS       GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
(THOUSANDS)                                       COST         GAINS        LOSSES        VALUE
---------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                      $   968,276   $   45,108   $   (2,227)  $ 1,011,157
Mortgage and other asset-backed securities         595,307       15,038       (1,211)      609,134
Foreign corporate bonds and obligations            216,223       12,823         (771)      228,275
U.S. Government and agencies obligations            40,456          214         (120)       40,550
Foreign government bonds and obligations             5,909          503          (43)        6,369
State and municipal obligations                      6,995           28         (195)        6,828
Structured investments(a)                           55,545           --         (736)       54,809
---------------------------------------------------------------------------------------------------
Total fixed maturities                           1,888,711       73,714       (5,303)    1,957,122
Preferred and common stocks                          3,000          123           --         3,123
---------------------------------------------------------------------------------------------------
   Total                                       $ 1,891,711   $   73,837   $   (5,303)  $ 1,960,245
---------------------------------------------------------------------------------------------------

(a)   Includes unconsolidated collateralized debt obligations and SLTs.



86 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

At December 31, 2005 and 2004, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 87% and 88% of IDS Life of New York's total investments, respectively. These securities are rated by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P), except for approximately $56 million and $71 million of securities at December 31, 2005 and 2004, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating (excluding net unrealized appreciation and depreciation) on December 31 is as follows:

RATING                                                     2005    2004
------------------------------------------------------------------------
AAA                                                         37%     35%
AA                                                           6       3
A                                                           23      23
BBB                                                         26      31
Below investment grade                                       8       8
------------------------------------------------------------------------
   Total                                                   100%    100%
------------------------------------------------------------------------

At December 31, 2005 and 2004, approximately 37% and 51%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of stockholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(THOUSANDS)                                       LESS THAN 12 MONTHS        12 MONTHS OR MORE               TOTAL
----------------------------------------------------------------------------------------------------------------------------
                                                   FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES:                        VALUE        LOSSES       VALUE        LOSSES        VALUE       LOSSES
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                       $  458,798   $   10,183   $   78,600   $    3,514   $  537,398   $   13,697
Mortgage and other asset-backed securities         323,001        5,813       82,553        3,024      405,554        8,837
Foreign corporate bonds and obligations             78,203        2,023       33,623        1,512      111,826        3,535
U.S. Government and agencies obligations            37,092          849           --           --       37,092          849
Foreign government bonds and obligations               332            9           --           --          332            9
State and municipal obligations                      5,786          208          957           45        6,743          253
----------------------------------------------------------------------------------------------------------------------------
   Total                                        $  903,212   $   19,085   $  195,733   $    8,095   $1,098,945   $   27,180
----------------------------------------------------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(THOUSANDS)                                       LESS THAN 12 MONTHS        12 MONTHS OR MORE               TOTAL
----------------------------------------------------------------------------------------------------------------------------
                                                   FAIR      UNREALIZED      FAIR      UNREALIZED       FAIR     UNREALIZED
DESCRIPTION OF SECURITIES:                        VALUE        LOSSES       VALUE        LOSSES        VALUE       LOSSES
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                       $  143,808   $    1,081   $   38,683   $    1,146   $  182,491   $    2,227
Mortgage and other asset-backed securities         111,677        1,167        5,608           44      117,285        1,211
Foreign corporate bonds                             38,619          325       27,646          446       66,265          771
U.S. Government and agencies obligations            14,830          120           --           --       14,830          120
Foreign government bonds and obligations                97            3          767           40          864           43
State and municipal obligations                         --           --        4,806          195        4,806          195
Structured investments                                  --           --       28,807          736       28,807          736
----------------------------------------------------------------------------------------------------------------------------
   Total                                        $  309,031   $    2,696   $  106,317   $    2,607   $  415,348   $    5,303
----------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 87

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life of New York considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2005:

(MILLIONS, EXCEPT
NUMBER OF SECURITIES)           LESS THAN 12 MONTHS                 12 MONTHS OR MORE                         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
                                                   GROSS                              GROSS                               GROSS
RATIO OF FAIR VALUE TO   NUMBER OF              UNREALIZED  NUMBER OF               UNREALIZED   NUMBER OF              UNREALIZED
AMORTIZED COST          SECURITIES  FAIR VALUE    LOSSES    SECURITIES  FAIR VALUE    LOSSES    SECURITIES  FAIR VALUE    LOSSES
-----------------------------------------------------------------------------------------------------------------------------------
95% - 100%                  435       $  875      $  (17)       82        $  153      $   (5)      517        $1,028      $  (22)
90% - 95%                    43           23          (1)       21            42          (3)       64            65          (4)
80% - 90%                     7            5          (1)        3             1          --        10             6          (1)
-----------------------------------------------------------------------------------------------------------------------------------
   Total                    485       $  903      $  (19)      106        $  196      $   (8)      591        $1,099      $  (27)
-----------------------------------------------------------------------------------------------------------------------------------

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities are attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities is also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 98% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses are not concentrated in any individual industries or with any individual securities. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, is $0.5 million. The securities related to this issuer have a fair value to amortized cost ratio of 95% or above and have been in an unrealized loss position for 12 months or more.

IDS Life of New York monitors the investments and metrics discussed previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life of New York's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, IDS Life of New York's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, IDS Life of New York has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2005.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components, net of tax:
(i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents these components of other comprehensive income, net of tax:

(THOUSANDS)                                                                       2005       2004       2003
----------------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $20,573, $366, and $2,849,
respectively                                                                    $(38,208)  $    679   $ (5,292)
Reclassification of realized gains, net of tax of $3,219, $737, and $95,
respectively                                                                      (5,977)    (1,369)      (177)
DAC, net of tax of $2,419, $536 and $279, respectively                             4,492       (994)      (518)
DSIC, net of tax of $208, $207, and $0, respectively                                 387       (384)        --
Fixed annuity liabilities, net of tax of $63, $226, and $0, respectively            (117)      (419)        --
----------------------------------------------------------------------------------------------------------------
Change in net unrealized securities losses                                      $(39,423)  $ (2,487)  $ (5,987)
----------------------------------------------------------------------------------------------------------------



88 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity as of December 31, 2005:

                                                     AMORTIZED       FAIR
(THOUSANDS)                                             COST        VALUE
-----------------------------------------------------------------------------
Due within 1 year                                    $   33,855   $   34,189
Due after 1 through 5 years                             289,819      293,149
Due after 5 through 10 years                            836,921      835,175
Due after 10 years                                       82,181       84,517
-----------------------------------------------------------------------------
                                                      1,242,776    1,247,030
Mortgage and other asset-backed securities              639,123      635,426
-----------------------------------------------------------------------------
   Total                                             $1,881,899   $1,882,456
-----------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                   2005         2004         2003
-----------------------------------------------------------------------------
Sales                                $     247,160   $  118,570   $  526,247
Maturities, sinking fund
   payments and calls                $     227,088   $  180,899   $  230,609
Purchases                            $    (459,107)  $ (410,650)  $ (932,372)
-----------------------------------------------------------------------------

Included in net realized gains and losses were gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale, using the specific identification method, as noted in the following table for the years ended December 31:

(THOUSANDS)                                   2005         2004         2003
-----------------------------------------------------------------------------
Gross realized gains from sales      $      11,424   $    2,698   $   18,215
Gross realized losses from sales     $      (1,503)  $     (592)  $   (9,491)
Other-than-temporary impairments     $        (724)  $       --   $   (8,452)
-----------------------------------------------------------------------------

The $0.7 million of other-than-temporary impairments in 2005 primarily relate to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio. The $8.5 million of other-than-temporary impairments in 2003 consisted of $6.4 million related to corporate debt securities and $2.1 million related to IDS Life of New York's interests in a collateralized debt obligations (CDO) securitization trust which was sold in 2005 as discussed below. The other-than-temporary impairments related to corporate debt securities primarily resulted from continued operating difficulties and bankruptcies of certain large airline carriers and the related overall impact on the airline industry. The other-than-temporary impairments related to IDS Life of New York's interests in the CDO securitization trust primarily resulted from defaults associated with a specific CDO within the securitization trust.

During the second quarter of 2005, IDS Life of New York sold all of its retained interest in the CDO-related securitization trust and realized a net pretax gain of $2.3 million. The carrying value of this retained interest was $28.8 million at December 31, 2004, of which $21.3 million was considered investment grade.

At both December 31, 2005 and 2004, bonds carried at $1.3 million were on deposit with various states as required by law.

MORTGAGE LOANS ON REAL ESTATE AND SYNDICATED LOANS, NET

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(THOUSANDS)                                             2005         2004
-----------------------------------------------------------------------------
Mortgage loans on real estate                        $  247,978   $  240,718
Less: allowance for loan losses                          (3,218)      (3,218)
-----------------------------------------------------------------------------
Net mortgage loans                                   $  244,760   $  237,500
-----------------------------------------------------------------------------

Mortgage loans are first mortgages on real estate. IDS Life of New York holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2005 and 2004 was not material.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 89

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

At December 31, 2005 and 2004, IDS Life of New York's recorded investment in impaired mortgage loans on real estate was $2.2 million and nil, respectively, with related allowances for mortgage loan losses of $500 thousand and nil, respectively. During 2005 and 2004, the average recorded investment in impaired mortgage loans on real estate was $165 thousand and nil, respectively. IDS Life of New York recognized nil of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2005, 2004 and 2003.

The balances of and changes in the total allowance for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                              2005           2004         2003
-----------------------------------------------------------------------------
Balance, beginning of year           $       3,218   $    2,418   $    1,436
Provision for mortgage loan losses              --          800          982
-----------------------------------------------------------------------------
Balance, end of year                 $       3,218   $    3,218   $    2,418
-----------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31, were:

(THOUSANDS)                                      2005                       2004
-------------------------------------------------------------------------------------------
                                        ON BALANCE     FUNDING     ON BALANCE     FUNDING
REGION                                    SHEET      COMMITMENTS      SHEET     COMMITMENTS
-------------------------------------------------------------------------------------------
East North Central                      $  53,007     $      --     $ 46,326       $  --
Mountain                                   44,657         1,700       48,030          --
South Atlantic                             41,892            --       34,790          --
Middle Atlantic                            27,160            --       26,630          --
Pacific                                    36,494            --       33,214          --
New England                                11,900            --       12,273          --
West North Central                         16,575            --       21,030          --
East South Central                         10,691         1,800        9,085          --
West South Central                          5,602         2,800        9,340          --
-------------------------------------------------------------------------------------------
                                          247,978         6,300      240,718          --
Less: allowance for loan losses            (3,218)           --       (3,218)         --
-------------------------------------------------------------------------------------------
   Total                                $ 244,760     $   6,300     $237,500       $  --
-------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31, were:

(THOUSANDS)                                      2005                       2004
-------------------------------------------------------------------------------------------
                                        ON BALANCE     FUNDING     ON BALANCE     FUNDING
PROPERTY TYPE                             SHEET      COMMITMENTS      SHEET     COMMITMENTS
-------------------------------------------------------------------------------------------
Department/retail stores                $  70,945     $      --    $  66,216       $ --
Office buildings                           62,596         2,800       67,774         --
Apartments                                 35,534         1,800       37,157         --
Industrial buildings                       55,039            --       45,700         --
Medical buildings                          10,012         1,700        9,198         --
Hotels/motels                               5,338            --        5,516         --
Mixed use                                   3,986            --        5,530         --
Other                                       4,528            --        3,627         --
-------------------------------------------------------------------------------------------
                                          247,978         6,300      240,718         --
Less: allowance for loan losses            (3,218)           --       (3,218)        --
-------------------------------------------------------------------------------------------
   Total                                $ 244,760     $   6,300    $ 237,500       $ --
-------------------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                              2005         2004          2003
-------------------------------------------------------------------------------------------
Income on fixed maturities                             $103,731     $101,841      $102,140
Income on mortgage loans on real estate                  15,292       15,150        13,108
Trading securities and other investments                  5,424        4,576         3,630
-------------------------------------------------------------------------------------------
                                                        124,447      121,567       118,878
Less: investment expenses                                 1,242        1,656         1,846
-------------------------------------------------------------------------------------------
   Total                                               $123,205     $119,911      $117,032
-------------------------------------------------------------------------------------------



90 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                              2005         2004         2003
----------------------------------------------------------------------------------------------------------
Fixed maturities                                                      $   9,196    $   2,106    $     271
Mortgage loans on real estate                                                (2)      (1,256)        (982)
Trading securities and other investments                                     (2)          (1)           4
----------------------------------------------------------------------------------------------------------
   Total                                                              $   9,192    $     849    $    (707)
----------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC as of and for the years ended December 31, were:

(THOUSANDS)                                                              2005         2004         2003
----------------------------------------------------------------------------------------------------------
Balance, beginning of year                                            $ 208,890    $ 196,385    $ 178,273
Impact of SOP 03-1                                                           --          (14)          --
Capitalization of acquisition costs                                      33,519       27,754       29,807
Amortization, excluding impact of changes in assumptions                (22,650)     (15,905)     (17,699)
Amortization, impact of annual third quarter changes in DAC-related       3,600        2,200        6,800
assumptions
Impact of changes in net unrealized securities losses (gains)             6,911       (1,530)        (796)
----------------------------------------------------------------------------------------------------------
Balance, end of year                                                  $ 230,270    $ 208,890    $ 196,385
----------------------------------------------------------------------------------------------------------

The balances of and changes in DSIC as of and for the years ended December 31, were:

(THOUSANDS)                                                              2005         2004         2003
----------------------------------------------------------------------------------------------------------
Balance, beginning of year                                            $   8,382    $   7,681    $   5,715
Capitalization of sales inducements                                       3,960        2,562        2,808
Amortization                                                             (1,383)      (1,269)        (842)
Impact of changes in net unrealized securities losses (gains)               595         (592)          --
----------------------------------------------------------------------------------------------------------
Balance, end of year                                                  $  11,554    $   8,382    $   7,681
----------------------------------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES

This note discusses variable annuity guarantees for which liabilities are established under SOP 03-1, specifically GMDB and GGU. See Note 9 for more information about guarantees for which liabilities are established under SFAS 133, specifically GMWB.

The majority of the variable annuity contracts offered by IDS Life of New York contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life of New York also offers GGU provisions on variable annuities with death benefit provisions. IDS Life of New York has established additional liabilities for these variable annuity death benefits provisions.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits, IDS Life of New York projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 91

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life of New York has established additional liabilities for death benefits as of December 31:


-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GMDB AND GGU BY BENEFIT TYPE
(DOLLARS IN THOUSANDS)                                                                                       2005          2004
-----------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium   Total Contract Value                               $   332,736   $    92,674
                                                      Contract Value in Separate Accounts                $   285,387   $    57,996
                                                      Net Amount at Risk*                                $       591   $       907
                                                      Weighted Average Attained Age                               59            59
-----------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset      Total Contract Value                               $ 1,545,792   $ 1,621,400
                                                      Contract Value in Separate Accounts                $ 1,263,467   $ 1,325,691
                                                      Net Amount at Risk*                                $    47,919   $    73,753
                                                      Weighted Average Attained Age                               60            60
-----------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                               $   191,654   $   132,651
                                                      Contract Value in Separate Accounts                $   164,084   $   104,113
                                                      Net Amount at Risk*                                $       874   $     1,420
                                                      Weighted Average Attained Age                               60            59
-----------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                             Total Contract Value                               $    36,606   $     3,004
                                                      Contract Value in Separate Accounts                $    33,857   $     1,318
                                                      Net Amount at Risk*                                $       292   $        --
                                                      Weighted Average Attained Age                               58            67
-----------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                      Total Contract Value                               $        67   $        41
                                                      Contract Value in Separate Accounts                $        67   $        41
                                                      Net Amount at Risk*                                $        --   $        --
                                                      Weighted Average Attained Age                               47            47
-----------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                   Total Contract Value                               $    29,212   $    23,785
                                                      Contract Value in Separate Accounts                $    25,584   $    20,002
                                                      Net Amount at Risk*                                $         8   $        --
                                                      Weighted Average Attained Age                               58            57
-----------------------------------------------------------------------------------------------------------------------------------

*     Represents current death benefit less total contract value for GMDB and amount of gross up for GGU, and assumes the actuarially remote scenario that all claims become payable on the same day.

-----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL LIABILITIES AND INCURRED BENEFITS                                                                            GMDB & GGU
-----------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2005                  Liability balance at January 1                                   $     1,663
                                                      Reported claims                                                  $       752
                                                      Liability balance at December 31                                 $       771
                                                      Incurred claims (reported + change in liability)                 $      (140)
-----------------------------------------------------------------------------------------------------------------------------------


The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.



92 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

5. INCOME TAXES

IDS Life of New York qualifies as a life insurance company for federal income tax purposes. As such, IDS Life of New York is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes were:

(THOUSANDS)                                                    2005      2004      2003
------------------------------------------------------------------------------------------
Federal income tax:
   Current                                                   $ 5,417   $15,665   $11,109
   Deferred                                                   14,182     4,079     4,745
------------------------------------------------------------------------------------------
Total federal income taxes                                    19,599    19,744    15,854
State income taxes-current                                     2,204     1,660     1,334
------------------------------------------------------------------------------------------
Income tax provision before accounting change                $21,803   $21,404   $17,188
==========================================================================================

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                             2005       2004       2003
------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                   35.0%      35.0%      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income                   (2.9)      (1.9)      (1.6)
   State income taxes, net of federal benefit                 2.1        1.6        1.7
   Other, net                                                (1.2)      (2.0)      (1.9)
------------------------------------------------------------------------------------------
Income tax provision before accounting change                33.0%      32.7%      33.2%
==========================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of IDS Life of New York's deferred income tax assets and liabilities as of December 31, 2005 and 2004 are reflected in the following table:

(THOUSANDS)                                                              2005      2004
------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                     $46,200   $43,147
   Other investments                                                     4,270    14,547
   Deferred taxes related to net securities unrealized losses              113        --
   Other                                                                 3,599       864
------------------------------------------------------------------------------------------
Total deferred income tax assets                                        54,182    58,558
------------------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                                    65,639    61,115
   Deferred taxes related to net securities unrealized gains                --    21,115
   Deferred compensation                                                   745        --
   Other                                                                 5,989     1,566
------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                   72,373    83,796
------------------------------------------------------------------------------------------
Deferred income tax liabilities, net                                   $18,191   $25,238
------------------------------------------------------------------------------------------

A portion of IDS Life of New York's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2005, IDS Life of New York had a balance of $1.1 million in the policyholders' surplus account. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provides a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life of New York has made distributions of $798 thousand, which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or IDS Life of New York is liquidated. Deferred taxes had not been previously established.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 93

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

IDS Life of New York is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in IDS Life of New York's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. IDS Life of New York has $10.7 million in capital loss carryforwards that expire December 31, 2009. The deferred tax benefit of these capital loss carryforwards is reflected in the other investments deferred tax assets, net of other related items. Based on analysis of IDS Life of New York's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable IDS Life of New York to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2005 and 2004.

As a result of the separation of Ameriprise Financial from American Express, IDS Life of New York will be required to file a short period income tax return through September 30, 2005 which will be included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, IDS Life and subsidiaries will not be able to file a U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. Therefore, IDS Life of New York will also be required to file a separate short period tax return as part of an IDS Life consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005.

The items comprising other comprehensive income in the Statements of Stockholder's Equity are presented net of the following income tax benefit amounts:

(THOUSANDS)                                          2005      2004      2003
--------------------------------------------------------------------------------
Net unrealized securities gains                     $21,228   $ 1,340   $ 3,223
--------------------------------------------------------------------------------
Net income tax benefit                              $21,228   $ 1,340   $ 3,223
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Dividends which exceed the lesser or ten percent of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York. IDS Life of New York's statutory surplus, determined in accordance with accounting practices prescribed by the State of New York, aggregated $286.7 million and $273.6 million as of December 31, 2005 and 2004, respectively. Dividends in excess of $28.7 million in 2006 would be subject to the pre-notification requirement.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                        2005       2004       2003
--------------------------------------------------------------------------------
Statutory net income                             $ 36,877   $ 42,486   $ 13,550
Statutory capital and surplus                     289,672    276,572    261,553

IDS Life of New York is subject to regulatory capital requirements. Actual capital, determined on a statutory basis, as of December 31, 2005 and 2004 was $307.7 million and $291.6 million, respectively. Actual capital, as defined by the National Association of Insurance Commissioners for purposes of meeting regulatory capital requirements, includes statutory capital and surplus, plus certain statutory valuation reserves. The regulatory capital requirement was $52.5 million and $57.8 million as of December 31, 2005 and 2004, respectively.

7. RELATED PARTY TRANSACTIONS

IDS Life of New York participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life of New York's share of the total net periodic pension cost was $75 thousand in 2005, $51 thousand in 2004, and $35 thousand in 2003.

IDS Life of New York also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2005, 2004 and 2003 were $203 thousand, $183 thousand and $170 thousand, respectively.

IDS Life of New York has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2005, 2004, and 2003, which are calculated on the basis of commission earnings of the individual financial advisors, were $49 thousand, $148 thousand, and $468 thousand, respectively. Such costs are included in DAC.



94 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Charges by IDS Life and Ameriprise Financial for use of joint facilities, technology support, marketing services and other services aggregated $29.0 million, $20.4 million, and $20.6 million for 2005, 2004 and 2003, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life of New York may not be reflective of expenses that would have been incurred by IDS Life of New York on a stand-alone basis.

Included in other liabilities at December 31, 2005 and 2004 are $4.1 million and $3.1 million, respectively, payable to IDS Life for federal income taxes.

8. REINSURANCE

At December 31, 2005, 2004 and 2003, traditional life and universal life insurance in force aggregated $9.0 billion, $8.4 billion and $7.6 billion, respectively, of which $3.7 billion, $2.8 billion and $2.0 billion, was reinsured at the respective year ends. IDS Life of New York also reinsures a portion of the risks assumed under LTC policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $9.3 million, $8.4 million and $7.5 million and reinsurance recovered from reinsurers amounted to $3.1 million, $2.4 million and $1.1 million, for the years ended December 31, 2005, 2004 and 2003, respectively. Reinsurance contracts do not relieve IDS Life of New York from its primary obligation to policyholders. Life insurance in force is reported on a statutory basis.

9. DERIVATIVE FINANCIAL INSTRUMENTS

Embedded Derivatives

Certain annuities contain GMWB provisions, which are considered embedded derivatives. The changes in fair value of the GMWB features are recognized in death and other benefits for investment contracts and universal life-type insurance. The fair value of the embedded options for GMWB is recognized in future policy benefits for variable annuity guarantees in the Balance Sheets. The total fair value of these instruments was $213 thousand and nil at December 31, 2005 and 2004, respectively.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, DAC and DSIC are not reflected in the table as they are not required to be disclosed in such table by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2005 and 2004 and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life of New York, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying value and fair value information for financial instruments at December 31:

                                                                     2005                      2004
--------------------------------------------------------------------------------------------------------------
                                                            CARRYING       FAIR       CARRYING       FAIR
(THOUSANDS)                                                   VALUE       VALUE         VALUE        VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values   $   42,752   $   42,752   $   30,983   $   30,983
Available-for-Sale securities                               1,882,456    1,882,456    1,960,245    1,960,245
Mortgage loans on real estate, net                            244,760      254,326      237,500      250,553
Policy loans                                                   31,274       31,274       30,550       30,550
Trading securities                                                 48           48          106          106
Separate account assets                                     2,028,923    2,028,923    1,736,704    1,736,704
Derivative financial instruments                                  137          137          137          137

FINANCIAL LIABILITIES
Fixed annuity reserves                                     $1,590,749   $1,549,671   $1,604,017   $1,559,175
Separate account liabilities                                1,760,610    1,692,109    1,503,643    1,449,617
Derivative financial instruments                                  341          341          174          174
-------------------------------------------------------------------------------------------------------------




RIVERSOURCE OF NEW YORK ACCOUNT 8 - 95

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

As of December 31, 2005 and 2004, the carrying and fair values of off-balance sheet financial instruments are not material. See Note 2 for carrying and fair value information regarding Available-for-Sale securities and mortgage loans on real estate (net of allowance for loan losses). The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS

Assets for which carrying values approximate fair values include cash and cash equivalents. The carrying value approximates fair value due to the short-term nature of these instruments.

Available-for-Sale securities are carried at fair value in the Balance Sheets. Gains and losses are recognized in the results of operations upon disposition. In addition, impairment losses are recognized when management determines that a decline in value is other-than-temporary.

The fair value of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

The fair value of policy loans approximates carrying value.

Trading securities are carried at fair value in the Balance Sheets with changes in fair value recognized in current period earnings.

Separate account assets are carried at fair value in the Balance Sheets.

Derivative financial instruments are carried at fair value within other assets or other liabilities. The fair value of the derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs.

FINANCIAL LIABILITIES

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excludes life insurance related elements of $99.3 million and $98.8 million as of December 31, 2005 and 2004, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with the fixed annuities of $48.1 million and $53.7 million as of December 31, 2005 and 2004, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $268.3 million and $233.1 million at December 31, 2005 and 2004, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with separate account liabilities of $101.3 million and $86.2 million as of December 31, 2005 and 2004, respectively.

11. COMMITMENTS AND CONTINGENCIES

At December 31, 2005 and 2004, IDS Life of New York had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life of New York has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life of New York is involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. IDS Life of New York believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life of New York's federal income tax returns and recently completed its audit of IDS Life of New York for the 1993 through 1996 tax years. The IRS is currently conducting an audit of IDS Life of New York for the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life of New York's financial condition or results of operations as a result of these audits.



96 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

12. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(THOUSANDS)                                                             2005          2004          2003
--------------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                   $    44,210   $     41,238   $    34,644
Deferred policy acquisition costs                                       (14,469)       (14,049)      (18,908)
Deferred sales inducement costs                                          (2,577)        (1,293)       (1,966)
Adjustments of future policy benefit liabilities                        (10,343)        (4,169)       (6,103)
Deferred income tax expense                                              14,182         10,987         4,745
Cumulative effect of accounting change, net of tax                           --          2,748            --
Provision for losses on investments                                        (500)           800           340
Interest maintenance reserves gain/loss transfer and amortization        (5,262)          (988)       (6,650)
Adjustment to separate account reserves                                  14,075          4,185         6,711
Other, net                                                               (2,439)         3,027           737
--------------------------------------------------------------------------------------------------------------
Statutory-basis net income                                          $    36,877   $     42,486   $    13,550
--------------------------------------------------------------------------------------------------------------

(THOUSANDS)                                                            2005           2004          2003
--------------------------------------------------------------------------------------------------------------
Stockholder's equity, per accompanying financial statements         $   459,039   $    476,752   $   459,501
Deferred policy acquisition costs                                      (230,270)      (208,890)     (196,385)
Deferred sales inducements                                              (11,554)        (8,382)       (7,681)
Adjustments of future policy benefit liabilities                         27,866         31,815        21,874
Deferred income tax liabilities                                          49,337         62,712        61,647
Asset valuation reserve                                                 (18,077)       (15,021)      (10,111)
Net unrealized loss (gain) on investments                                 2,663        (15,050)      (16,618)
Adjustments of separate account liabilities                              71,343         60,737        56,516
Adjustments of investments to amortized cost                             (2,300)       (52,563)      (52,048)
Premiums due, deferred and in advance                                       925          1,063         1,186
Deferred revenue liability                                                4,242          4,457         4,584
Reserves for mortgage loan losses                                         1,797          2,298         1,498
Non-admitted assets                                                     (27,576)       (28,716)      (33,757)
Interest maintenance reserve                                             (8,953)        (5,459)       (5,007)
Reinsurance ceded reserves                                              (35,042)       (31,245)      (24,209)
Other, net                                                                6,232          2,064           563
--------------------------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                                 $   289,672   $    276,572   $   261,553
--------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 97

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying Balance Sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2005 and 2004, and the related Statements of Income, Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of IDS Life Insurance Company of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the Financial Statements, in 2004 IDS Life Insurance Company of New York adopted the provisions of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

As discussed in Note 1, retained earnings for the beginning of 2003 has been restated to correct the accounting for deferred taxes as of that date.

                                                        /s/  Ernst & Young LLP

Minneapolis, Minnesota
February 27, 2006


98 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE DATA)                             2005          2004
ASSETS
Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2005,
     $1,345,119; 2004, $1,346,261)                                  $ 1,347,418   $  1,398,741
   Preferred and common stocks, at fair value (cost: 2005, $0;
     2004, $2,000)                                                           --          2,082
Mortgage loans on real estate, at cost (less allowance for loan
  losses: 2005 and 2004, $2,297)                                        168,876        166,218
Policy loans                                                             31,274         30,550
Trading securities and other investments                                     12             30
-----------------------------------------------------------------------------------------------
      Total investments                                               1,547,580      1,597,621

Cash and cash equivalents                                                28,241         25,176
Reinsurance recoverables                                                 36,885         31,006
Amounts due from brokers                                                     65              9
Other accounts receivable                                                 3,486          2,740
Accrued investment income                                                16,839         17,630
Deferred policy acquisition costs                                       210,284        190,548
Deferred sales inducement costs                                           9,562          6,186
Other assets                                                              5,685          5,543
Separate account assets                                               1,955,133      1,681,670
-----------------------------------------------------------------------------------------------
      Total assets                                                  $ 3,813,760   $  3,558,129
===============================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits:
   Fixed annuities                                                  $ 1,126,367   $  1,137,105
   Variable annuity guarantees                                              921          1,565
   Universal life insurance                                             187,589        183,305
   Traditional life insurance                                            20,973         20,256
   Disability income and long-term care insurance                       122,476        110,536
Policy claims and other policyholders' funds                              6,796          5,600
Deferred income taxes, net (as restated for 2004, see Note 1)            18,776         24,267
Other liabilities                                                         8,410         13,000
Separate account liabilities                                          1,955,133      1,681,670
-----------------------------------------------------------------------------------------------
      Total liabilities                                               3,447,441      3,177,304
-----------------------------------------------------------------------------------------------

Stockholder's equity:
   Capital stock, $10 par value; 200,000 shares authorized,
     issued and outstanding                                               2,000          2,000
   Additional paid-in capital                                            49,000         49,000
   Retained earnings (as restated for 2004, see Note 1)                 314,519        299,846
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                       800         29,979
-----------------------------------------------------------------------------------------------
      Total stockholder's equity                                        366,319        380,825
-----------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                          $ 3,813,760   $  3,558,129
===============================================================================================

See accompanying Notes to Financial Statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 99

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, (THOUSANDS)                                    2005          2004           2003
REVENUES
Premiums:
   Traditional life insurance                                       $     4,397   $      4,072   $     3,825
   Disability income and long-term care insurance                        17,696         17,643        17,873
--------------------------------------------------------------------------------------------------------------
      Total premiums                                                     22,093         21,715        21,698
Net investment income                                                    88,729         86,035        87,117
Contractholder and policyholder charges                                  32,756         31,519        29,729
Mortality and expense risk and other fees                                23,369         20,605        14,326
Net realized gain (loss) on investments                                   7,250            575          (338)
--------------------------------------------------------------------------------------------------------------
      Total revenues                                                    174,197        160,449       152,532
--------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                                             2,845          2,693         3,812
   Investment contracts and universal life-type insurance                 8,931         11,541        11,885
   Disability income and long-term care insurance                         6,009          5,264         3,598
(Decrease) increase in liabilities for future policy benefits:
   Traditional life insurance                                              (404)          (556)         (704)
   Disability income and long-term care insurance                         8,064          8,897        10,401
Interest credited to account values                                      51,202         48,403        51,823
Amortization of deferred policy acquisition costs                        16,014         10,489         8,479
Separation costs                                                          3,915             --            --
Other insurance and operating expenses                                   23,180         17,862        17,024
--------------------------------------------------------------------------------------------------------------
      Total benefits and expenses                                       119,756        104,593       106,318
--------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                 54,441         55,856        46,214
Income tax provision                                                     17,268         18,113        15,286
--------------------------------------------------------------------------------------------------------------
Income before accounting change                                          37,173         37,743        30,928
Cumulative effect of accounting change, net of tax                           --         (2,725)           --
--------------------------------------------------------------------------------------------------------------
Net income                                                          $    37,173   $     35,018   $    30,928
==============================================================================================================

See accompanying Notes to Financial Statements.


100 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                    2005          2004           2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                          $    37,173   $     35,018   $    30,928
Adjustments to reconcile net income to net cash provided by
  operating activitie
   Cumulative effect of accounting change, net of tax                        --          2,725            --
   Amortization of deferred policy acquisition costs                     16,014         10,489         8,479
   Amortization of deferred sales inducement costs                          788            892           633
   Capitalization of deferred policy acquisition costs                  (30,570)       (23,802)      (23,927)
   Capitalization of deferred sales inducement costs                     (3,791)        (1,752)       (2,213)
   Amortization of premium, net                                           2,545          2,236           808
   Deferred income taxes                                                 10,222          4,050         3,870
   Policyholder and contractholder charges, non-cash                    (14,565)       (14,266)      (14,352)
   Net realized (gain) loss on investments                               (7,250)          (575)          338
   Net realized gain on trading securities                                   --             (1)           --
Change in operating assets and liabilities:
   Trading securities, net                                                   18            (29)          --
   Future policy benefits for traditional life, disability income
     and long-term care insurance                                        12,657         13,750        14,246
   Policy claims and other policyholder's funds                           1,196            822         2,435
   Policy loans, excluding universal life-type insurance:
      Repayment                                                           2,266          2,494         2,566
      Issuance                                                           (2,792)        (2,554)       (2,230)
Reinsurance recoverables                                                 (5,879)        (6,827)       (4,112)
Other accounts receivable                                                  (746)          (609)         (555)
Accrued investment income                                                   791             25          (707)
Other assets and liabilities, net                                        (3,633)          (702)       (1,857)
--------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                          14,444         21,384        14,350
--------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Sales                                                                159,378         92,583       488,168
   Maturities, sinking fund payments and calls                          135,670        128,099       139,530
   Purchases                                                           (287,197)      (278,401)     (718,910)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                    16,701         31,508        24,184
   Purchases                                                            (19,361)       (40,402)      (70,848)
   Change in amounts due to and from brokers, net                           (56)             3           (12)
--------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                 5,135        (66,610)     (137,888)
--------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-type insurance:
   Considerations received                                               75,403        111,916       141,822
   Interest credited to account values                                   51,202         48,403        51,823
   Surrenders and other benefits                                       (120,421)       (81,182)      (61,174)
Universal life-type insurance policy loans:
   Repayment                                                              5,030          4,735         4,484
   Issuance                                                              (5,228)        (5,585)       (3,908)
Cash dividends to IDS Life Insurance Company                            (22,500)       (21,500)      (20,000)
--------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities               (16,514)        56,787       113,047
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                      3,065         11,561       (10,491)
Cash and cash equivalents at beginning of year                           25,176         13,615        24,106
--------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                            $    28,241   $     25,176   $    13,615
==============================================================================================================

Supplemental disclosures:
   Income taxes paid                                                $    12,132   $     12,378   $    12,340
   Interest paid on borrowings                                                8             --           108

See accompanying Notes to Financial Statements.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 101

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ADDITIONAL               ACCUMULATED OTHER
                                                                        CAPITAL     PAID-IN      RETAINED     COMPREHENSIVE
FOR THE THREE YEARS ENDED DECEMBER 31, 2005 (THOUSANDS)      TOTAL       STOCK      CAPITAL      EARNINGS         INCOME
-----------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2002 as previously reported       $ 381,855   $   2,000    $ 49,000    $ 295,714        $  35,141
Deferred tax adjustment (Note 1)                             (20,314)                             (20,314)
                                                           ------------------------------------------------------------------
Balances at December 31, 2002, as restated                   361,541       2,000      49,000      275,400           35,141
Comprehensive income:
   Net income                                                 30,928                               30,928
   Change in unrealized holding gains on securities, net      (3,912)                                               (3,912)
                                                           ---------
   Total comprehensive income                                 27,016
Cash dividends                                               (20,000)                             (20,000)
-----------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2003, as restated                   368,557       2,000      49,000      286,328           31,229
Comprehensive income:
   Net income                                                 35,018                               35,018
   Change in unrealized holding gains on securities, net      (1,250)                                               (1,250)
                                                           ---------
   Total comprehensive income                                 33,768
Cash dividends                                               (21,500)                             (21,500)
-----------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2004, as restated                   380,825       2,000      49,000      299,846           29,979
Comprehensive income:
   Net income                                                 37,173                               37,173
   Change in unrealized holding gains on securities, net     (29,179)                                              (29,179)
                                                           ---------
   Total comprehensive income                                  7,994
Cash dividends                                               (22,500)                             (22,500)
-----------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2005                              $ 366,319   $   2,000    $ 49,000    $ 314,519        $     800
=============================================================================================================================

See accompanying Notes to Financial Statements.


102 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

IDS Life Insurance Company of New York (IDS Life of New York) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. IDS Life of New York is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is domiciled in Minnesota. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). IDS Life of New York serves residents of the State of New York.

Prior to August 1, 2005, Ameriprise Financial was referred to as American Express Financial Corporation. On February 1, 2005 American Express Company (American Express) announced its intention to pursue the disposition of 100% of its shareholding in what is now Ameriprise Financial (the Separation) through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and distribution of common shares to American Express shareholders (the Distribution). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the separation of its business and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. IDS Life of New York was allocated certain separation and Distribution-related expenses incurred as a result of Ameriprise Financial becoming an independent company. Cumulatively, the expenses incurred and allocated to IDS Life of New York are significant to IDS Life of New York.

IDS Life of New York's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life of New York's fixed deferred annuities guarantee a minimum interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life of New York has the option of paying a higher rate set at its discretion. IDS Life of New York also offers variable annuities, including the RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity and the RiverSource Retirement Advisor Select Plus(SM) Variable Annuity. Life insurance products currently offered by IDS Life of New York include universal life (fixed and variable, single life and joint life) and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life of New York also markets disability income (DI) insurance. Although IDS Life of New York discontinued issuance of long-term care (LTC) insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, most of which are 50% reinsured. In May 2003, IDS Life of New York began outsourcing claims administration on LTC.

Under IDS Life of New York's variable life and annuity products described above, the purchaser may choose among investment options that include IDS Life of New York's "general account" and separate account investment options. Separate account options include accounts investing in common stocks, bonds, managed funds and/or short-term securities.

Basis of Presentation

The accompanying Financial Statements have been prepared in conformity with United States generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (IDS Life of New York's primary regulator), as reconciled in Note 12. Certain prior year amounts have been reclassified to conform to the current year's presentation. Additionally, IDS Life of New York recorded a $20.3 million adjustment to decrease December 31, 2002 retained earnings. The adjustment resulted from a detailed review of the deferred tax asset and liability accounts whereby it was determined that IDS Life of New York did not give proper consideration to all temporary differences, which increased the previously reported balance for deferred income taxes, net and decreased the previously reported balance for retained earnings as of December 31, 2004. The transactions that gave rise to the temporary differences primarily occurred in 2001 and prior years. Accordingly, this restatement has no effect on the reported results of operations for 2004 and 2003.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 103

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

BALANCE SHEET

INVESTMENTS

Investments consist of the following:

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value on the Balance Sheets with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) within equity, net of income tax provision (benefit) and net of adjustments in asset and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life of New York also considers the extent to which amortized cost exceeds fair value, the duration of that difference, and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices.

Mortgage Loans on Real Estate, Net

Mortgage loans on real estate reflect principal amounts outstanding less allowance for mortgage loan losses. The allowance for mortgage loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for mortgage loan losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life of New York generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments

Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair market value with changes in value recognized in the Statements of Income within net investment income.

CASH AND CASH EQUIVALENTS

IDS Life of New York has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

REINSURANCE

IDS Life of New York reinsures a portion of the insurance risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life of New York evaluates the financial condition of reinsurers to manage its exposure to significant losses from reinsurer insolvencies. IDS Life of New York remains primarily liable as the direct insurer on all risks reinsured.

Generally, IDS Life of New York reinsures 90% of the death benefit liability related to fixed and variable universal life and term life insurance products insuring a single life. IDS Life of New York began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life of New York is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, IDS Life of New York retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company of New York. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on recent term life and LTC policies is reinsured on a coinsurance basis.

IDS Life of New York retains all risk for new claims on DI contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life of New York also retains all accidental death benefit and waiver of premium risk.


104 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

DEFERRED POLICY ACQUISITION COSTS

DAC represents the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life, DI and LTC insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC is amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life of New York's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as interest margin, mortality and morbidity rates, persistency and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs (DSIC) consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life of New York receives mortality and expense risk and other fees, including payments from its affiliate, RiverSource Investments, LLC for providing certain sponsor and related servicing activity, which are based on asset levels, guaranteed minimum death benefit (GMDB) fees and cost of insurance charges from the related accounts. In addition, IDS Life of New York also receives marketing and administrative support payments from the affiliates of other companies' funds included as investment options in its variable annuity and variable life insurance products, which vary based on the level of variable assets.

IDS Life of New York provides contractual mortality assurances to variable annuity contractholders that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life of New York makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life of New York also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life of New York guarantees that the rates at which insurance charges and administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life of New York also guarantees that death benefits will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 105

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

LIABILITIES FOR FUTURE POLICY BENEFITS AND CLAIMS

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life of New York contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life of New York also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings. These are referred to as gain gross-up (GGU) benefits. In addition, IDS Life of New York offers contracts containing guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. See the "Recently Issued Accounting Standards" section below and Note 4 for more information about these guaranteed benefits.

GMWB provisions are considered embedded derivatives under Statement of Financial Accounting Standards Board No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133) and, accordingly, are carried at fair value within future policy benefits for variable annuity guarantees on the Balance Sheets. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance within the Statements of Income.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2005, depending on year of issue, with an average rate of approximately 6.0%.

Life, Disability Income and Long-Term Care Policies

Liabilities for insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For DI and LTC claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have been incurred but not reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross deposits, credited interest, and fund performance less withdrawals and mortality and expense risk charges. Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life of New York's experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2005, depending on policy form, issue year and policy duration. IDS Life of New York issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

Liabilities for future policy benefits include both policy reserves and claim reserves on DI and LTC products. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for DI policies, occupation class. Anticipated discount rates for DI policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for LTC policy reserves are currently 6.0% at December 31, 2005 grading up to 8.9% over 29 years.

Claim reserves on DI and LTC products are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both DI and LTC range from 3.0% to 8.0% at December 31, 2005, with an average rate of approximately 4.9%.


106 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

REVENUES AND EXPENSES

IDS Life of New York's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues

Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are recognized as revenue when due.

Net Investment Income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges

Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees

Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from IDS Life of New York's separate account assets. IDS Life of New York's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Gain (Loss) on Investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Separation Costs

During 2005, Ameriprise Financial developed an allocation policy for separation costs resulting in the allocation of certain costs to IDS Life of New York that it considered to be a reasonable reflection of separation costs benefiting IDS Life of New York. Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the separation and Distribution of Ameriprise Financial.

Income Taxes

IDS Life of New York's taxable income is included in the consolidated federal income tax return of American Express through September 30, 2005. IDS Life of New York's taxable income will be included with IDS Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution including the period October 1, 2005 through December 31, 2005. IDS Life of New York provides for income taxes on a separate return basis, except that, under an agreement with IDS Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS Life that IDS Life will reimburse subsidiaries for all tax benefits.

RECENTLY ISSUED ACCOUNTING STANDARDS

On November 3, 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. IDS Life of New York anticipates the impact of FSP FAS 115-1 and FAS 124-1 on IDS Life of New York's results of operations and financial condition will not be material.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 107

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. IDS Life of New York is currently evaluating the impact of SOP 05-1 on IDS Life of New York's results of operations and financial condition.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections" (SFAS 154). This statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. IDS Life of New York does not anticipate SFAS 154 will materially impact its Financial Statements upon its adoption on January 1, 2006.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1 raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life of New York's results of operations or financial condition.

In July 2003, the AICPA issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any DSIC associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $2.7 million ($4.2 million pretax). The cumulative effect of accounting change consisted of: (i) $2.0 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($1.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($0.2 million) and (ii) $2.2 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($2.8 million) and from considering these liabilities in valuing DAC associated with those contracts ($0.6 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. IDS Life of New York's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life of New York's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The entities considered VIEs under FIN 46 include secured loan trusts (SLTs) for which IDS Life of New York had an 8% ownership interest in each of the two SLT structures. However, IDS Life of New York was not required to consolidate the SLTs as it is not the primary beneficiary. IDS Life of New York liquidated its interests in the SLTs during 2004 and 2005.


108 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

2. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Available-for-Sale securities at December 31, 2005 are distributed by type as presented below:
------------------------------------------------------------------------------

                                                                                              GROSS        GROSS
                                                                              AMORTIZED    UNREALIZED   UNREALIZED      FAIR
(THOUSANDS)                                                                     COST          GAINS       LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                                 $   706,587   $   12,328   $  (10,116)  $   708,799
   Mortgage and other asset-backed securities                                    442,386        3,924       (5,731)      440,579
   Foreign corporate bonds and obligations                                       165,939        4,457       (2,598)      167,798
   U.S. Government and agencies obligations                                       17,999           63         (383)       17,679
   Foreign government bonds and obligations                                        6,212          566           (8)        6,770
   State and municipal obligations                                                 5,996           --         (203)        5,793
---------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                         1,345,119       21,338      (19,039)    1,347,418
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     $ 1,345,119   $   21,338   $  (19,039)  $ 1,347,418
---------------------------------------------------------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2004 are distributed by type as presented below:
------------------------------------------------------------------------------

                                                                                              GROSS        GROSS
                                                                              AMORTIZED    UNREALIZED   UNREALIZED      FAIR
(THOUSANDS)                                                                     COST          GAINS       LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                                 $   712,769   $   33,335   $   (1,686)  $   744,418
   Mortgage and other asset-backed securities                                    393,336       11,098         (530)      403,904
   Foreign corporate bonds and obligations                                       169,472       10,939         (549)      179,862
   U.S. Government and agencies obligations                                       18,447          142          (40)       18,549
   Foreign government bonds and obligations                                        5,909          503          (43)        6,369
   State and municipal obligations                                                 5,995           28         (159)        5,864
   Structured investments(a)                                                      40,333           --         (558)       39,775
---------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                         1,346,261       56,045       (3,565)    1,398,741
Preferred and common stocks                                                        2,000           82           --         2,082
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     $ 1,348,261   $   56,127   $   (3,565)  $ 1,400,823
---------------------------------------------------------------------------------------------------------------------------------

(a)   Includes unconsolidated collateralized debt obligations and SLTs.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 109

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

At December 31, 2005 and 2004, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 87% and 89% of IDS Life of New York's total investments, respectively. These securities are rated by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P), except for approximately $52 million and $63 million of securities at December 31, 2005 and 2004, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating (excluding net unrealized appreciation and depreciation) on December 31 is as follows:

RATING                                                       2005        2004
------------------------------------------------------------------------------
AAA                                                           36%         32%
AA                                                             6           3
A                                                             24          25
BBB                                                           27          31
Below investment grade                                         7           9
------------------------------------------------------------------------------
   Total                                                     100%        100%
------------------------------------------------------------------------------

At December 31, 2005 and 2004, approximately 36% and 51%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of stockholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(THOUSANDS)                                    LESS THAN 12 MONTHS        12 MONTHS OR MORE               TOTAL
-------------------------------------------------------------------------------------------------------------------------
                                                FAIR     UNREALIZED       FAIR     UNREALIZED       FAIR     UNREALIZED
DESCRIPTION OF SECURITIES:                     VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
-------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                    $ 342,160   $   (7,529)   $  58,020   $   (2,587)   $ 400,180   $  (10,116)
Mortgage and other asset-backed securities     234,001       (4,409)      37,259       (1,322)     271,260       (5,731)
Foreign corporate bonds and obligations         59,315       (1,450)      25,266       (1,148)      84,581       (2,598)
U.S. Government and agencies obligations        17,194         (383)          --           --       17,194         (383)
Foreign government bonds and obligations           332           (8)          --           --          332           (8)
State and municipal obligations                  4,836         (158)         957          (45)       5,793         (203)
-------------------------------------------------------------------------------------------------------------------------
   Total                                     $ 657,838   $  (13,937)   $ 121,502   $   (5,102)   $ 779,340   $  (19,039)
-------------------------------------------------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(THOUSANDS)                                    LESS THAN 12 MONTHS        12 MONTHS OR MORE               TOTAL
-------------------------------------------------------------------------------------------------------------------------
                                                FAIR     UNREALIZED       FAIR     UNREALIZED       FAIR     UNREALIZED
DESCRIPTION OF SECURITIES:                     VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
-------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                    $ 110,355   $     (815)   $  29,451   $     (871)   $ 139,806   $   (1,686)
Mortgage and other asset-backed securities      43,776         (486)       5,607          (44)      49,383         (530)
Foreign corporate bonds                         29,093         (245)      21,196         (304)      50,289         (549)
U.S. Government and agencies obligations         4,944          (40)          --           --        4,944          (40)
Foreign government bonds and obligations            97           (3)         767          (40)         864          (43)
State and municipal obligations                     --           --        3,843         (159)       3,843         (159)
Structured investments                              --           --       17,165         (558)      17,165         (558)
-------------------------------------------------------------------------------------------------------------------------
   Total                                     $ 188,265   $   (1,589)   $  78,029   $   (1,976)   $ 266,294   $   (3,565)
-------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life of New York considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2005:

(MILLIONS, EXCEPT
NUMBER OF SECURITIES)           LESS THAN 12 MONTHS                  12 MONTHS OR MORE                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                   GROSS                               GROSS                               GROSS
RATIO OF FAIR VALUE TO   NUMBER OF              UNREALIZED   NUMBER OF              UNREALIZED   NUMBER OF              UNREALIZED
AMORTIZED COST          SECURITIES  FAIR VALUE    LOSSES    SECURITIES  FAIR VALUE    LOSSES    SECURITIES  FAIR VALUE    LOSSES
------------------------------------------------------------------------------------------------------------------------------------
95% - 100%                  252        $ 639      $ (12)        43         $  98      $  (4)        295        $ 737      $ (16)
90% - 95%                    21           16         (1)        10            22         (1)         31           38         (2)
80% - 90%                     2            3         (1)         2             1         --           4            4         (1)
------------------------------------------------------------------------------------------------------------------------------------
   Total                    275        $ 658      $ (14)        55         $ 121      $  (5)        330        $ 779      $ (19)
------------------------------------------------------------------------------------------------------------------------------------


110 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities are attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities is also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 98% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses are not concentrated in any individual industries or with any individual securities. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, is $0.5 million. The securities related to this issuer have a fair value to amortized cost ratio of 95% or above and have been in an unrealized loss position for 12 months or more.

IDS Life of New York monitors the investments and metrics discussed previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life of New York's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, IDS Life of New York's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, IDS Life of New York has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2005.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components, net of tax:
(i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents these components of other comprehensive income, net of tax:

(THOUSANDS)                                                   2005         2004         2003
-------------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $15,053, $818, and
  $1,742, respectively                                     $  (27,956)  $    1,519   $   (3,235)
Reclassification of realized gains, net of tax of
  $2,539, $641, and $0, respectively                           (4,715)      (1,191)          (1)
DAC, net of tax of $1,813, $487 and $365, respectively          3,367         (905)        (676)
DSIC, net of tax of $131, $137, and $0, respectively              242         (254)          --
Fixed annuity liabilities, net of tax of $63, $226, and
  $0, respectively                                               (117)        (419)          --
-------------------------------------------------------------------------------------------------
Net unrealized securities losses                           $  (29,179)  $   (1,250)  $   (3,912)
-------------------------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity as of December 31, 2005:

                                                                         AMORTIZED      FAIR
(THOUSANDS)                                                                COST        VALUE
------------------------------------------------------------------------------------------------
Due within 1 year                                                       $   18,704   $   18,862
Due after 1 through 5 years                                                193,723      195,910
Due after 5 through 10 years                                               631,312      630,491
Due after 10 years                                                          58,994       61,576
------------------------------------------------------------------------------------------------
                                                                           902,733      906,839
Mortgage and other asset-backed securities                                 442,386      440,579
------------------------------------------------------------------------------------------------
Total                                                                   $1,345,119   $1,347,418
------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                                   2005         2004         2003
------------------------------------------------------------------------------------------------
Sales                                                      $  159,378   $   92,583   $  488,168
Maturities, sinking fund payments and calls                $  135,670   $  128,099   $  139,530
Purchases                                                  $  287,197   $  278,401   $  718,910
------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 111

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Included in net realized gains and losses were gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale, using the specific identification method, as noted in the following table for the years ended December 31:

(THOUSANDS)                                                   2005         2004         2003
-------------------------------------------------------------------------------------------------
Gross realized gains from sales                            $    8,949   $    2,224   $   15,397
Gross realized losses from sales                           $   (1,068)  $     (392)  $   (8,271)
Other-than-temporary impairments                           $     (627)  $       --   $   (7,125)
-------------------------------------------------------------------------------------------------

The $0.6 million of other-than-temporary impairments in 2005 primarily relate to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio. The $7.1 million of other-than-temporary impairments in 2003 consisted of $5.9 million related to corporate debt securities and $1.2 million related to IDS Life of New York's interests in a collateralized debt obligations (CDO) securitization trust which was sold in 2005 as discussed below. The other-than-temporary impairments related to corporate debt securities primarily resulted from continued operating difficulties and bankruptcies of certain large airline carriers and the related overall impact on the airline industry. The other-than-temporary impairments related to IDS Life of New York's interests in the CDO securitization trust primarily resulted from defaults associated with a specific CDO within the securitization trust.

During the second quarter of 2005, IDS Life of New York sold all of its retained interest in the CDO-related securitization trust and realized a net pretax gain of $1.3 million. The carrying value of this retained interest was $17.2 million at December 31, 2004, of which $12.7 million was considered investment grade.

At December 31, 2005 and 2004, bonds carried at $290 thousand and $293 thousand, respectively were on deposit with various states as required by law.

MORTGAGE LOANS ON REAL ESTATE AND SYNDICATED LOANS, NET

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(THOUSANDS)                                                                2005         2004
-------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                           $  171,173   $  168,515
Less: allowance for loan losses                                             (2,297)      (2,297)
-------------------------------------------------------------------------------------------------
Net mortgage loans                                                      $  168,876   $  166,218
-------------------------------------------------------------------------------------------------

Mortgage loans are first mortgages on real estate. IDS Life of New York holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2005 and 2004 was not material.

At December 31, 2005 and 2004, IDS Life of New York's recorded investment in impaired mortgage loans on real estate was $2.2 million and nil, respectively, with related allowances for mortgage loan losses of $500 thousand and nil, respectively. During 2005 and 2004, the average recorded investment in impaired mortgage loans on real estate was $165 thousand and nil, respectively. IDS Life of New York recognized nil of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2005, 2004 and 2003.

The balances of and changes in the total allowance for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                   2005         2004         2003
------------------------------------------------------------------------------------------------
Balance, beginning of year                                 $    2,297   $    1,498   $    1,157
Provision for mortgage loan losses                                 --          799          341
------------------------------------------------------------------------------------------------
Balance, end of year                                       $    2,297   $    2,297   $    1,498
------------------------------------------------------------------------------------------------


112 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

(THOUSANDS)                                     2005                       2004
------------------------------------------------------------------------------------------
                                      ON BALANCE     FUNDING     ON BALANCE     FUNDING
REGION                                   SHEET     COMMITMENTS      SHEET     COMMITMENTS
------------------------------------------------------------------------------------------
East North Central                     $ 45,488     $      --     $ 42,084       $ --
Mountain                                 29,091            --       32,093         --
South Atlantic                           24,677            --       18,637         --
Middle Atlantic                          22,396            --       21,738         --
Pacific                                  22,389            --       20,527         --
New England                              10,178            --       10,496         --
West North Central                        8,537            --       12,728         --
East South Central                        6,717         1,800        6,338         --
West South Central                        1,700         2,800        3,874         --
------------------------------------------------------------------------------------------
                                        171,173         4,600      168,515         --
Less: allowance for loan losses          (2,297)           --       (2,297)        --
------------------------------------------------------------------------------------------
   Total                               $168,876     $   4,600     $166,218       $ --
------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

(THOUSANDS)                                     2005                       2004
------------------------------------------------------------------------------------------
                                      ON BALANCE     FUNDING     ON BALANCE     FUNDING
PROPERTY TYPE                           SHEET      COMMITMENTS     SHEET      COMMITMENTS
------------------------------------------------------------------------------------------
Department/retail stores               $ 51,585      $    --      $ 48,035       $ --
Office buildings                         38,261        2,800        42,695         --
Apartments                               33,052        1,800        34,608         --
Industrial buildings                     30,543           --        25,880         --
Medical buildings                         6,552           --         6,799         --
Hotels/motels                             5,338           --         5,516         --
Mixed use                                 1,314           --         1,355         --
Other                                     4,528           --         3,627         --
------------------------------------------------------------------------------------------
                                        171,173        4,600       168,515         --
Less: allowance for loan losses          (2,297)          --        (2,297)        --
------------------------------------------------------------------------------------------
Total                                  $168,876      $ 4,600      $166,218       $ --
------------------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                 2005      2004      2003
-----------------------------------------------------------------------
Income on fixed maturities                 $74,633   $73,139   $76,491
Income on mortgage loans on real estate     10,457    10,535     8,830
Trading securities and other investments     4,468     3,850     3,272
-----------------------------------------------------------------------
                                            89,558    87,524    88,593
Less: investment expenses                      829     1,489     1,476
-----------------------------------------------------------------------
   Total                                   $88,729   $86,035   $87,117
-----------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                  2005     2004      2003
-----------------------------------------------------------------------
Fixed maturities                           $ 7,254   $ 1,832   $     1
Mortgage loans on real estate                   (4)   (1,256)     (341)
Trading securities and other investments        --        (1)        2
-----------------------------------------------------------------------
   Total                                   $ 7,250   $   575   $  (338)
-----------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 113

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC as of and for the years ended December 31, were:

(THOUSANDS)                                                                2005       2004        2003
----------------------------------------------------------------------------------------------------------
Balance, beginning of year                                              $ 190,548   $ 178,641   $ 164,234
Impact of SOP 03-1                                                             --         (14)         --
Capitalization of acquisition costs                                        30,570      23,802      23,927
Amortization, excluding impact of changes in assumptions                  (19,314)    (12,689)    (14,979)
Amortization, impact of annual third quarter changes in DAC-related
  assumptions                                                               3,300       2,200       6,500
Impact of changes in net unrealized securities losses (gains)               5,180      (1,392)     (1,041)
----------------------------------------------------------------------------------------------------------
Balance, end of year                                                    $ 210,284   $ 190,548   $ 178,641
----------------------------------------------------------------------------------------------------------

The balances of and changes in DSIC as of and for the years ended December 31, were:

(THOUSANDS)                                                               2005        2004        2003
----------------------------------------------------------------------------------------------------------
Balance, beginning of year                                              $  6,186    $   5,717   $   4,137
Capitalization of sales inducements                                        3,791        1,752       2,213
Amortization                                                                (788)        (892)       (633)
Impact of changes in net unrealized securities losses (gains)                373         (391)         --
----------------------------------------------------------------------------------------------------------
Balance, end of year                                                    $  9,562    $   6,186   $   5,717
----------------------------------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES

This note discusses variable annuity guarantees for which liabilities are established under SOP 03-1, specifically GMDB and GGU. See Note 9 for more information about guarantees for which liabilities are established under SFAS 133, specifically GMWB.

The majority of the variable annuity contracts offered by IDS Life of New York contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life of New York also offers GGU provisions on variable annuities with death benefit provisions. IDS Life of New York has established additional liabilities for these variable annuity death benefits provisions.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits, IDS Life of New York projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.


114 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life of New York has established additional liabilities for death benefits as of December 31:

----------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GMDB AND GGU BY BENEFIT TYPE
(DOLLARS IN THOUSANDS)                                                                           2005         2004
----------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium     Total Contract Value                  $  309,173   $   77,607
                                                        Contract Value in Separate Accounts   $  269,427   $   51,031
                                                        Net Amount at Risk*                   $      407   $      733
                                                        Weighted Average Attained Age                 59           58
----------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset        Total Contract Value                  $1,545,792   $1,621,400
                                                        Contract Value in Separate Accounts   $1,263,467   $1,325,691
                                                        Net Amount at Risk*                   $   47,919   $   73,753
                                                        Weighted Average Attained Age                 60           60
----------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet      Total Contract Value                  $  120,887   $   66,339
                                                        Contract Value in Separate Accounts   $  109,223   $   56,095
                                                        Net Amount at Risk*                   $       26   $       --
                                                        Weighted Average Attained Age                 59           57
----------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                               Total Contract Value                  $   32,924   $    3,004
                                                        Contract Value in Separate Accounts   $   30,971   $    1,318
                                                        Net Amount at Risk*                   $       12   $       --
                                                        Weighted Average Attained Age                 56           64
----------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                        Total Contract Value                  $       67   $       41
                                                        Contract Value in Separate Accounts   $       67   $       41
                                                        Net Amount at Risk*                   $       --   $       .1
                                                        Weighted Average Attained Age                 47           --
----------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB and amount of gross up for GGU, and assumes the actuarially remote scenario that all claims become payable on the same day.

----------------------------------------------------------------------------------------------------------------------
ADDITIONAL LIABILITIES AND INCURRED BENEFITS                                                               GMDB & GGU
----------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2005                    Liability balance at January 1                       $1,565
                                                        Reported claims                                      $  741
                                                        Liability balance at December 31                     $  744
                                                        Incurred claims (reported + change in liability)     $  (80)
----------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 115

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

5. INCOME TAXES

IDS Life of New York qualifies as a life insurance company for federal income tax purposes. As such, IDS Life of New York is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes were:

(THOUSANDS)                                      2005       2004       2003
------------------------------------------------------------------------------
Federal income tax:
  Current                                      $  5,610   $ 12,716   $ 10,056
  Deferred                                       10,222      4,050      3,870
------------------------------------------------------------------------------
Total federal income taxes                       15,832     16,766     13,926
State income taxes-current                        1,436      1,347      1,360
------------------------------------------------------------------------------
Income tax provision before accounting change  $ 17,268   $ 18,113   $ 15,286
------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                   2005       2004       2003
--------------------------------------------------------------------------------
Tax at U.S. statutory rate                         35.0%      35.0%      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income         (3.4)      (2.3)      (1.7)
   State income taxes, net of federal benefit       1.7        1.6        1.9
   Other, net                                      (1.6)      (1.9)      (2.1)
--------------------------------------------------------------------------------
Income tax provision before accounting change      31.7%      32.4%      33.1%
================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of IDS Life of New York's deferred income tax assets and liabilities as of December 31, 2005 and 2004 are reflected in the following table:

(THOUSANDS)                                                 2005       2004
------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                        $ 42,138   $ 38,872
   Other investments                                         2,095      9,087
   Other                                                     3,566        212
------------------------------------------------------------------------------
Total deferred income tax assets                            47,799     48,171
------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                        60,668     56,270
   Deferred taxes related to net securities
   unrealized gains                                            434     16,145
   Deferred compensation                                       745         --
   Other                                                     4,728         23
------------------------------------------------------------------------------
Total deferred income tax liabilities                       66,575     72,438
------------------------------------------------------------------------------
Deferred income tax liabilities, net                      $ 18,776   $ 24,267
------------------------------------------------------------------------------

A portion of IDS Life of New York's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2005, IDS Life of New York had no balance in the policyholders' surplus account. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provides a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life of New York has made distributions of $798 thousand, which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or IDS Life of New York is liquidated. Deferred taxes had not been previously established.

IDS Life of New York is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in IDS Life of New York's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. IDS Life of New York has $5.6 million in capital loss carryforwards that expire December 31, 2009. The deferred tax benefit of these capital loss carryforwards is reflected in the other investments deferred tax assets, net of other related items. Based on analysis of IDS Life of New York's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable IDS Life of New York to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2005 and 2004.


116 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

As a result of the separation of Ameriprise Financial from American Express, IDS Life of New York will be required to file a short period income tax return through September 30, 2005 which will be included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, IDS Life and subsidiaries will not be able to file a U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. Therefore, IDS Life of New York will also be required to file a separate short period tax return as part of an IDS Life consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005.

The items comprising other comprehensive income in the Statements of Stockholder's Equity are presented net of the following income tax benefit amounts:

(THOUSANDS)                                      2005       2004       2003
------------------------------------------------------------------------------
Net unrealized securities gains                $ 15,711   $    673   $  2,107
------------------------------------------------------------------------------
Net income tax benefit                         $ 15,711   $    673   $  2,107
------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Dividends which exceed the lesser or ten percent of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York. IDS Life of New York's statutory surplus, determined in accordance with accounting practices prescribed by the State of New York, aggregated $230.6 million and $225.0 million as of December 31, 2005 and 2004, respectively. Dividends in excess of $23.1 million in 2006 would be subject to the pre-notification requirement..

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                      2005       2004       2003
------------------------------------------------------------------------------
Statutory net income                           $ 29,525   $ 34,718   $ 25,295
Statutory capital and surplus                   232,577    227,022    218,649

IDS Life of New York is subject to regulatory capital requirements. Actual capital, determined on a statutory basis, as of December 31, 2005 and 2004 was $246.0 million and $238.2 million, respectively. Actual capital, as defined by the National Association of Insurance Commissioners for purposes of meeting regulatory capital requirements, includes statutory capital and surplus, plus certain statutory valuation reserves. The regulatory capital requirement was $39.9 million and $44.1 million as of December 31, 2005 and 2004, respectively.

7. RELATED PARTY TRANSACTIONS

IDS Life of New York participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life of New York's share of the total net periodic pension cost was $68 thousand in 2005, $47 thousand in 2004, and $30 thousand in 2003.

IDS Life of New York also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2005, 2004 and 2003 were $186 thousand, $170 thousand and $145 thousand, respectively.

IDS Life of New York has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2005, 2004, and 2003, which are calculated on the basis of commission earnings of the individual financial advisors, were $49 thousand, $148 thousand, and $468 thousand, respectively. Such costs are included in DAC.

Charges by IDS Life and Ameriprise Financial for use of joint facilities, technology support, marketing services and other services aggregated $25.2 million, $17.8 million, and $17.6 million for 2005, 2004 and 2003, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life of New York may not be reflective of expenses that would have been incurred by IDS Life of New York on a stand-alone basis.

Included in other liabilities at December 31, 2005 and 2004 are $2.9 million and $2.6 million, respectively, payable to IDS Life for federal income taxes.

8. REINSURANCE

At December 31, 2005, 2004 and 2003, traditional life and universal life insurance in force aggregated $9.0 billion, $8.3 billion and $7.5 billion, respectively, of which $3.6 billion, $2.7 billion and $1.9 billion, was reinsured at the respective year ends. IDS Life of New York also reinsures a portion of the risks assumed under LTC policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $8.1 million, $7.3 million and $6.3 million and reinsurance recovered from reinsurers amounted to $2.8 million, $1.8 million and $131 thousand, for the years ended December 31, 2005, 2004 and 2003, respectively. Reinsurance contracts do not relieve IDS Life of New York from its primary obligation to policyholders. Life insurance in force is reported on a statutory basis.


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 117

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

9. DERIVATIVE FINANCIAL INSTRUMENTS

Embedded Derivatives

Certain annuities contain GMWB provisions, which are considered embedded derivatives. The changes in fair value of the GMWB features are recognized in death and other benefits for investment contracts and universal life-type insurance. The fair value of the embedded options for GMWB is recognized in future policy benefits for variable annuity guarantees in the Balance Sheets. The total fair value of these instruments, was $177 thousand and nil at December 31, 2005 and 2004, respectively.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, DAC and DSIC are not reflected in the table as they are not required to be disclosed in such table by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2005 and 2004 and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life of New York, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying value and fair value information for financial instruments at December 31:

                                                                    2005                      2004
------------------------------------------------------------------------------------------------------------
                                                            CARRYING      FAIR        CARRYING      FAIR
(THOUSANDS)                                                  VALUE        VALUE        VALUE        VALUE
------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values   $   28,241   $   28,241   $   25,176   $   25,176
Available-for-Sale securities                               1,347,418    1,347,418    1,400,823    1,400,823
Mortgage loans on real estate, net                            168,876      173,961      166,218      173,426
Policy loans                                                   31,274       31,274       30,550       30,550
Trading securities                                                 12           12           30           30
Separate account assets                                     1,955,133    1,955,133    1,681,670    1,681,670
Derivative financial instruments                                  137          137          137          137

FINANCIAL LIABILITIES
Fixed annuity reserves                                     $1,028,715   $  997,853   $1,039,735   $1,007,390
Separate account liabilities                                1,686,819    1,620,876    1.448,609    1,396,660
------------------------------------------------------------------------------------------------------------

As of December 31, 2005 and 2004, the carrying and fair values of off-balance sheet financial instruments are not material. See Note 2 for carrying and fair value information regarding Available-for-Sale securities and mortgage loans on real estate (net of allowance for loan losses). The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS

Assets for which carrying values approximate fair values include cash and cash equivalents. The carrying value approximates fair value due to the short-term nature of these instruments.

Available-for-Sale securities are carried at fair value in the Balance Sheets. Gains and losses are recognized in the results of operations upon disposition. In addition, impairment losses are recognized when management determines that a decline in value is other-than-temporary.

The fair value of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

The fair value of policy loans approximates carrying value.

Trading securities are carried at fair value in the Balance Sheets with changes in fair value recognized in current period earnings.

Separate account assets are carried at fair value in the Balance Sheets.

Derivative financial instruments are carried at fair value within other assets or other liabilities. The fair value of the derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs.


118 - RIVERSOURCE OF NEW YORK ACCOUNT 8

IDS Life Insurance Company of New York
------------------------------------------------------------------------------

FINANCIAL LIABILITIES

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excludes life insurance related elements of $97.7 million and $97.4 million as of December 31, 2005 and 2004, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with the fixed annuities of $34.0 million and $37.0 million as of December 31, 2005 and 2004, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $268.3 million and $233.1 million at December 31, 2005 and 2004, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with separate account liabilities of $93.6 million and $80.6 million as of December 31, 2005 and 2004, respectively.

11. COMMITMENTS AND CONTINGENCIES

At December 31, 2005 and 2004, IDS Life of New York had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life of New York has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life of New York is involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. IDS Life of New York believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life of New York's federal income tax returns and recently completed its audit of IDS Life of New York for the 1993 through 1996 tax years. The IRS is currently conducting an audit of IDS Life of New York for the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life of New York's financial condition or results of operations as a result of these audits.

12. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(THOUSANDS)                                                            2005         2004         2003
--------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                   $  37,173    $  35,018    $  30,928
Deferred policy acquisition costs                                     (14,557)      (8,660)     (16,185)
Adjustments of future policy benefit liabilities                       (8,970)      (3,933)       5,849
Deferred income tax expense                                             6,205        4,050        3,870
Provision for losses on investments                                      (500)         800          341
Interest maintenance reserves gain/loss transfer and amortization      (3,779)        (453)      (5,343)
Adjustment to separate account reserves                                12,396        4,221        6,779
Other, net                                                              1,557        3,675         (944)
--------------------------------------------------------------------------------------------------------
Statutory-basis net income                                          $  29,525    $  34,718    $  25,295
--------------------------------------------------------------------------------------------------------

(THOUSANDS)                                                            2005         2004         2003
--------------------------------------------------------------------------------------------------------
Stockholder's equity, per accompanying financial statements         $ 366,319    $ 380,825    $ 368,557
Deferred policy acquisition costs                                    (210,284)    (190,548)    (178,641)
Deferred sales inducements                                             (9,562)      (6,186)      (5,716)
Adjustments of future policy benefit liabilities                       40,938       41,458       31,857
Deferred income tax liabilities                                        49,533       58,467       59,129
Asset valuation reserve                                               (13,423)     (11,133)      (7,349)
Adjustments of separate account liabilities                            73,133       60,737       56,516
Adjustments of investments to amortized cost                           (2,299)     (52,563)     (52,048)
Premiums due, deferred and in advance                                     925        1,063        1,187
Deferred revenue liability                                              4,242        4,457        4,584
Reserves for mortgage loan losses                                       1,798        2,298        1,498
Non-admitted assets                                                   (27,576)     (28,717)     (33,757)
Interest maintenance reserve                                           (8,953)      (5,459)      (5,007)
Reinsurance ceded reserves                                            (35,042)     (29,025)     (22,084)
Other, net                                                              2,828        1,348          (77)
--------------------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                                 $ 232,577    $ 227,022    $ 218,649
--------------------------------------------------------------------------------------------------------


RIVERSOURCE OF NEW YORK ACCOUNT 8 - 119

American Centurion Life Assurance Company
------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
AMERICAN CENTURION LIFE ASSURANCE COMPANY

We have audited the accompanying Balance Sheets of American Centurion Life Assurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2005 and 2004, and the related Statements of Income, Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of American Centurion Life Assurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Centurion Life Assurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2004 American Centurion Life Assurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."



                                                         /s/  Ernst & Young LLP


Minneapolis, Minnesota
February 27, 2006



120 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE DATA)                                                       2005         2004
ASSETS
Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2005, $536,780; 2004, $542,451)            $ 535,038    $ 558,381
   Preferred stocks, at fair value (cost: 2005, $0; 2004, $1,000)                                     --        1,041
Mortgage loans on real estate, at cost (less allowance for loan losses: 2005 and 2004, $920)      75,885       71,283
Trading securities and other investments                                                              36           76
-----------------------------------------------------------------------------------------------------------------------
      Total investments                                                                          610,959      630,781

Cash and cash equivalents                                                                         14,512        5,808
Reinsurance recoverables                                                                           1,790        2,220
Amounts due from brokers                                                                               5            8
Accrued investment income                                                                          6,640        6,729
Deferred policy acquisition costs                                                                 19,985       18,342
Deferred sales inducement costs                                                                    1,992        2,195
Deferred income tax assets, net                                                                      585           --
Other assets                                                                                       1,969          254
Separate account assets                                                                           73,790       55,034
-----------------------------------------------------------------------------------------------------------------------
      Total assets                                                                             $ 732,227    $ 721,371
=======================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits:
   Fixed annuities                                                                             $ 563,651    $ 565,676
   Variable annuity guarantees                                                                        63           98
   Traditional life insurance                                                                      1,482        1,691
   Deferred income tax liabilities, net                                                               --          971
Other liabilities                                                                                    522        1,975
Separate account liabilities                                                                      73,790       55,034
-----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                        $ 639,508    $ 625,445
-----------------------------------------------------------------------------------------------------------------------

Stockholder's equity:
   Capital stock, $10 par value;
      100,000 shares authorized, issued and outstanding                                            1,000        1,000
   Additional paid-in capital                                                                     56,600       56,600
   Retained earnings                                                                              36,135       29,098
   Accumulated other comprehensive (loss) income, net of tax:
      Net unrealized securities (losses) gains                                                    (1,016)       9,228
-----------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                  92,719       95,926
-----------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                     $ 732,227    $ 721,371
=======================================================================================================================

See accompanying Notes to Financial Statements.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 121

American Centurion Life Assurance Company
------------------------------------------------------------------------------

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                 2005         2004         2003
REVENUES
Net investment income                                                             $  34,476    $  33,875    $  29,915
Contractholder charges                                                                  670          663          489
Mortality and expense risk and other fees                                             1,047          673          339
Traditional life insurance premiums                                                      --            1            1
Net realized gain (loss) on investments                                               1,941          274         (369)
-----------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                    38,134       35,486       30,375
-----------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to account values                                                  20,317       20,077       20,085
Amortization of deferred policy acquisition costs                                     3,035        3,215        2,420
Death and other benefits for investment contracts                                       586          439          (48)
Other operating expenses                                                              2,624        2,221        2,300
-----------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                       26,562       25,952       24,757
-----------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                             11,572        9,534        5,618
Income tax provision                                                                  4,535        3,291        1,902
-----------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                       7,037        6,243        3,716
Cumulative effect of accounting change, net of tax                                       --          (23)          --
-----------------------------------------------------------------------------------------------------------------------
Net income                                                                        $   7,037    $   6,220    $   3,716
=======================================================================================================================

See accompanying Notes to Financial Statements.



122 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                 2005         2004         2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                        $   7,037    $   6,220    $   3,716
Adjustments to reconcile net income to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax benefit                            --           23           --
   Amortization of deferred policy acquisition costs                                  3,035        3,215        2,420
   Amortization of deferred sales inducement costs                                      595          377          209
   Capitalization of deferred policy acquisition costs                               (2,947)      (3,950)      (5,880)
   Capitalization of deferred sales inducement costs                                   (169)        (808)        (596)
   Amortization of premium, net                                                       1,322        1,869          677
   Deferred income taxes                                                              3,960           29          875
   Policyholder and contractholder charges, non-cash                                     --           --          283
   Net realized (gain) loss on investments                                           (1,941)        (274)         369
   Net realized gain on trading securities                                               (2)          (2)          (1)
Change in operating assets and liabilities:
   Trading securities, net                                                               42          (58)         (15)
   Future policy benefits for traditional life insurance                               (209)         112          (66)
   Reinsurance recoverables                                                             430          (95)          63
   Accrued investment income                                                             89         (770)      (1,118)
   Other assets and liabilities, net                                                 (3,192)         467         (479)
-----------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                       8,050        6,355          457
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Sales                                                                             87,781       25,987       38,080
   Maturities, sinking fund payments and calls                                       91,419       52,801       91,078
   Purchases                                                                       (171,910)    (132,250)    (213,462)
Other investments:
   Sales, maturities, sinking fund payments and calls                                 3,676        1,879        2,375
   Purchases                                                                         (8,278)     (10,543)     (16,605)
   Change in amounts due to and from brokers, net                                         3        2,137      (17,557)
-----------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                             2,691      (59,989)    (116,091)
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts:
   Considerations received                                                           35,687       72,612      114,369
   Interest credited to account values                                               20,317       20,077       20,085
   Surrenders and other benefits                                                    (58,041)     (55,801)     (38,855)
Capital contributions                                                                    --           --       20,000
-----------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                            (2,037)      36,888      115,599
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                  8,704      (16,746)         (35)
Cash and cash equivalents at beginning of year                                        5,808       22,554       22,589
-----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                          $  14,512    $   5,808    $  22,554
=======================================================================================================================

Supplemental disclosures:
   Income taxes paid                                                              $   2,216    $   3,864    $     711
   Interest on borrowings                                                                --           --            6

See accompanying Notes to Financial Statements.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 123

American Centurion Life Assurance Company
------------------------------------------------------------------------------

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ADDITIONAL             ACCUMULATED OTHER
                                                                           CAPITAL      PAID-IN   RETAINED     COMPREHENSIVE
FOR THE THREE YEARS ENDED DECEMBER 31, 2005 (THOUSANDS)          TOTAL      STOCK       CAPITAL   EARNINGS     INCOME/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2002                                  $ 69,302    $  1,000    $ 36,600   $ 19,162        $ 12,540
Comprehensive income:
   Net income                                                     3,716                              3,716
   Change in unrealized holding losses on securities, net        (2,073)                                            (2,073)
                                                               ---------
   Total comprehensive income                                     1,643
Cash contribution from parent                                    20,000                  20,000
------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2003                                    90,945       1,000      56,600     22,878          10,467
Comprehensive income:
   Net income                                                     6,220                              6,220
   Change in unrealized holding gains on securities, net         (1,239)                                            (1,239)
                                                               ---------
   Total comprehensive income                                     4,981
------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2004                                    95,926       1,000      56,600     29,098           9,228
Comprehensive loss:
   Net income                                                     7,037                              7,037
   Change in unrealized holding losses on securities, net       (10,244)                                           (10,244)
                                                               ---------
   Total comprehensive loss                                      (3,207)
------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2005                                  $ 92,719    $  1,000    $ 56,600   $ 36,135        $ (1,016)
==============================================================================================================================

See accompanying Notes to Financial Statements.



124 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

American Centurion Life Assurance Company (American Centurion Life) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, Alabama and Delaware. American Centurion Life is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is domiciled in Minnesota. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). American Centurion Life issues fixed and variable annuity contracts primarily through financial institutions and independent broker-dealers. American Centurion Life also markets annuity products directly, generally to persons holding an American Express(R) Card.

Prior to August 1, 2005, Ameriprise Financial was referred to as American Express Financial Corporation. On February 1, 2005 American Express Company (American Express) announced its intention to pursue the disposition of 100% of its shareholding in what is now Ameriprise Financial (the Separation) through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and distribution of common shares to American Express shareholders (the Distribution). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the separation of its business and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees.

American Centurion Life's principal products are deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Centurion Life's fixed deferred annuities guarantee a minimum annual interest rate during the accumulation period (the time before annuity payments begin). However, American Centurion Life has the option of paying a higher rate set at its discretion.

Under American Centurion Life's variable annuity products described above, the purchaser may choose among investment options that include American Centurion Life's "general account" and separate account investment options. Separate account options include accounts investing in common stocks, bonds, managed funds and/or short-term securities.

Basis of Presentation

The accompanying Financial Statements have been prepared in conformity with United States generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance, as reconciled in Note 12. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BALANCE SHEET

INVESTMENTS

Investments consist of the following:

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value on the Balance Sheets with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) within equity, net of income tax provision (benefit) and net of adjustments in asset and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Centurion Life also considers the extent to which amortized cost exceeds fair value, the duration of that difference, and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices.




RIVERSOURCE OF NEW YORK ACCOUNT 8 - 125

American Centurion Life Assurance Company
------------------------------------------------------------------------------

Mortgage Loans on Real Estate, Net

Mortgage loans on real estate reflect principal amounts outstanding less allowance for mortgage loan losses. The allowance for mortgage loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for mortgage loan losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Centurion Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Trading Securities and Other Investments

Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair market value with changes in value recognized in the Statements of Income within net investment income.

CASH AND CASH EQUIVALENTS

American Centurion Life has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

DEFERRED POLICY ACQUISITION COSTS

DAC represents the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. For annuity products, DAC is amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Centurion Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality levels, and contractholder behavior over periods extending well into the future. Projection periods used for American Centurion Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual contractholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balances and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balances and an increase in DAC amortization expenses while a decrease in amortization percentage will result in an increase in DAC balances and a decrease in DAC amortization expenses. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs (DSIC) consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Centurion Life receives mortality and expense risk and other fees, including payments from its affiliate, RiverSource Investments, LLC for providing certain sponsor and related servicing activity, which are based on asset levels and guaranteed minimum death benefit (GMDB) fees from the related accounts. In addition, American Centurion Life also receives marketing and administrative support payments from the affiliates of other companies' funds included as investment options in its variable annuity products, which vary based on the level of variable assets.



126 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

American Centurion Life provides contractual mortality assurances to variable annuity contractholders that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Centurion Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Centurion Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

LIABILITIES FOR FUTURE POLICY BENEFITS AND CLAIMS

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Centurion Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Centurion Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings. These are referred to as gain gross-up (GGU) benefits. In addition, American Centurion Life offers contracts containing guaranteed minimum withdrawal benefit (GMWB), guaranteed minimum income benefit (GMIB) and guaranteed minimum accumulation benefit (GMAB) provisions.

Effective January 1, 2004, liabilities for GMDB, GGU and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. See the "Recently Issued Accounting Standards" section below and Note 4 for more information about these guaranteed benefits.

GMWB and GMAB provisions are considered embedded derivatives under Statement of Financial Accounting Standards Board No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133) and, accordingly, are carried at fair value within future policy benefits for variable annuity guarantees on the Balance Sheets. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts within the Statements of Income.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 6.9% at December 31, 2005, depending on year of issue, with an average rate of approximately 5.4%.

REVENUES AND EXPENSES

American Centurion Life's principal sources of revenue include net investment income, contractholder charges and mortality and expense risk and other fees.

Net Investment Income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale and mortgage loans on real estate. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder Charges

Contractholder charges include administrative and surrender charges on annuities and are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees

Mortality and expense risk and other fees include risk and administration fees, which are generated directly and indirectly from American Centurion Life's separate account assets. American Centurion Life's mortality and expense risk and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Gain (Loss) on Investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 127

American Centurion Life Assurance Company
------------------------------------------------------------------------------

Income Taxes

American Centurion Life's taxable income is included in the consolidated federal income tax return of American Express through September 30, 2005. American Centurion Life's taxable income will be included with IDS Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution including the period October 1, 2005 through December 31, 2005. American Centurion Life provides for income taxes on a separate return basis, except that, under an agreement with IDS Life, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS Life that IDS Life will reimburse subsidiaries for all tax benefits.

RECENTLY ISSUED ACCOUNTING STANDARDS

On November 3, 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. American Centurion Life anticipates the impact of FSP FAS 115-1 and FAS 124-1 on American Centurion Life's results of operations and financial condition will not be material.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. American Centurion Life is currently evaluating the impact of SOP 05-1 on American Centurion Life's results of operations and financial condition.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections" (SFAS 154). This statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. American Centurion Life does not anticipate SFAS 154 will materially impact its Financial Statements upon its adoption on January 1, 2006.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1 raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Centurion Life's results of operations or financial condition.

In July 2003, the AICPA issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any DSIC associated with those annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $23 thousand ($36 thousand pretax). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $60 thousand as compared to amounts expensed in 2003 and 2002 of $34 thousand and $22 thousand, respectively. American Centurion Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.



128 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

The AICPA released a series of technical practice aids (TPAs) in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Centurion Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary which means that it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

The entities considered VIE's under FIN 46 included secured loan trusts (SLTs) for which American Centurion Life has a 1.2% ownership interest in each of two SLT structures (which were sold in 2005). The SLTs provided returns to investors primarily based on the performance of an underlying portfolio of high-yield loans, which are managed by a related party. However, American Centurion Life was not required to consolidate the SLTs as it was not the primary beneficiary. As of December 31, 2004, American Centurion Life's pro rata interest in the underlying portfolio consisted of $12.4 million in high-yield loans, which have a market value of $12.5 million.

2. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Available-for-Sale securities at December 31, 2005 are distributed by type as presented below:
------------------------------------------------------------------------------

                                                               GROSS        GROSS
                                                AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(THOUSANDS)                                        COST        GAINS       LOSSES        VALUE
------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                    $ 264,003   $    4,492   $   (3,581)   $264,914
   Mortgage and other asset-backed securities     196,738        1,215       (3,106)    194,847
   Foreign corporate bonds and obligations         54,675          692         (937)     54,430
   U.S. Government and agencies obligations        20,364           --         (466)     19,898
   State and municipal obligations                  1,000           --          (51)        949
------------------------------------------------------------------------------------------------
Total fixed maturities                            536,780        6,399       (8,141)    535,038
------------------------------------------------------------------------------------------------
   Total                                        $ 536,780   $    6,399   $   (8,141)   $535,038
------------------------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2004 are distributed by type as presented below:
------------------------------------------------------------------------------

                                                               GROSS        GROSS
                                                AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(THOUSANDS)                                        COST        GAINS       LOSSES        VALUE
------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                    $ 255,507   $   11,773   $     (541)   $266,739
   Mortgage and other asset-backed securities     201,972        3,940         (682)    205,230
   Foreign corporate bonds and obligations         46,752        1,883         (221)     48,414
   U.S. Government and agencies obligations        22,008           72          (80)     22,000
   State and municipal obligations                  1,000           --          (36)        964
   Structured investments(a)                       15,212           --         (178)     15,034
------------------------------------------------------------------------------------------------
Total fixed maturities                            542,451       17,668       (1,738)    558,381
Preferred stocks                                    1,000           41           --       1,041
------------------------------------------------------------------------------------------------
   Total                                        $ 543,451   $   17,709   $   (1,738)   $559,422
------------------------------------------------------------------------------------------------

(a)   Includes unconsolidated collateralized debt obligations and SLTs.



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


American Centurion Life Assurance Company
------------------------------------------------------------------------------

At both December 31, 2005 and 2004, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 88% of American Centurion Life's total investments. These securities are rated by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P), except for approximately $4.0 million and $7.5 million of securities at December 31, 2005 and 2004, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P's. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating (excluding net unrealized appreciation and depreciation) on December 31 is as follows:

RATING                                 2005                    2004
--------------------------------------------------------------------
AAA                                     41%                     42%
AA                                       6                       3
A                                       19                      18
BBB                                     26                      29
Below investment grade                   8                       8
--------------------------------------------------------------------
   Total                               100%                    100%
--------------------------------------------------------------------

At December 31, 2005 and 2004, approximately 38% and 51%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of stockholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(THOUSANDS)                                   LESS THAN 12 MONTHS      12 MONTHS OR MORE              TOTAL
--------------------------------------------------------------------------------------------------------------------
                                               FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR     UNREALIZED
DESCRIPTION OF SECURITIES:                     VALUE      LOSSES      VALUE       LOSSES       VALUE      LOSSES
--------------------------------------------------------------------------------------------------------------------
Corporate debt securities                    $116,639   $   (2,654)  $ 20,580   $     (927)  $137,219   $   (3,581)
Mortgage and other asset-backed securities     89,000       (1,404)    45,293       (1,702)   134,293       (3,106)
Foreign corporate bonds and obligations        18,889         (573)     8,357         (364)    27,246         (937)
U.S. Government and agencies obligations       19,898         (466)        --           --     19,898         (466)
State and municipal obligations                   949          (51)        --           --        949          (51)
--------------------------------------------------------------------------------------------------------------------
   Total                                     $245,375   $   (5,148)  $ 74,230   $   (2,993)  $319,605   $   (8,141)
--------------------------------------------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(THOUSANDS)                                   LESS THAN 12 MONTHS      12 MONTHS OR MORE              TOTAL
--------------------------------------------------------------------------------------------------------------------
                                               FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR     UNREALIZED
DESCRIPTION OF SECURITIES:                     VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
--------------------------------------------------------------------------------------------------------------------
Corporate debt securities                    $ 33,453   $     (266)  $  9,232   $     (275)  $ 42,685   $     (541)
Mortgage and other asset-backed securities     67,901         (682)        --           --     67,901         (682)
Foreign corporate bonds                         9,525          (80)     6,451         (141)    15,976         (221)
U.S. Government and agencies obligations        9,887          (80)        --           --      9,887          (80)
State and municipal obligations                    --           --        964          (36)       964          (36)
Structured investments                             --           --     11,642         (178)    11,642         (178)
--------------------------------------------------------------------------------------------------------------------
   Total                                     $120,766   $   (1,108)  $ 28,289   $     (630)  $149,055   $   (1,738)
--------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Centurion Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2005:

(MILLIONS, EXCEPT
NUMBER OF SECURITIES)          LESS THAN 12 MONTHS                 12 MONTHS OR  MORE                       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                  GROSS                               GROSS                               GROSS
RATIO OF FAIR VALUE TO   NUMBER OF              UNREALIZED   NUMBER OF              UNREALIZED  NUMBER OF               UNREALIZED
AMORTIZED COST          SECURITIES  FAIR VALUE    LOSSES    SECURITIES  FAIR VALUE    LOSSES   SECURITIES  FAIR VALUE     LOSSES
------------------------------------------------------------------------------------------------------------------------------------
95% - 100%                 183         $236       $ (4)         39         $54         $(2)        222         $290        $(6)
90% - 95%                   22            7         (1)         11          20          (1)         33           27         (2)
80% - 90%                    5            2         --           1          --          --           6            2         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                   210         $245       $ (5)         51         $74         $(3)        261         $319        $(8)
------------------------------------------------------------------------------------------------------------------------------------



130 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities are attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities is also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 98% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses are not concentrated in any individual industries or with any individual securities. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, is $449 thousand. The securities related to this issuer have a fair value to amortized cost ratio of 90%-95% and have been in an unrealized loss position for 12 months or more.

American Centurion Life monitors the investments and metrics discussed previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Centurion Life's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, American Centurion Life's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, American Centurion Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2005.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components, net of tax:
(i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC and DSIC to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents these components of other comprehensive income
(loss), net of tax:

(THOUSANDS)                                                                             2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Holding losses, net of tax of $5,520, $453, and $1,107, respectively                 $ (10,252)  $    (841)  $  (2,057)
Reclassification of realized gains, net of tax of $680, $96, and $95, respectively      (1,262)       (178)       (176)
DAC, net of tax of $606, $48 and $85, respectively                                       1,125         (89)        160
DSIC, net of tax of $78, $70, and $0, respectively                                         145        (131)         --
------------------------------------------------------------------------------------------------------------------------
Net unrealized securities losses                                                     $ (10,244)  $  (1,239)  $  (2,073)
------------------------------------------------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity as of December 31, 2005:

                                                                                                 AMORTIZED     FAIR
(THOUSANDS)                                                                                         COST       VALUE
------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                $  15,151   $  15,327
Due after 1 through 5 years                                                                         96,096      97,239
Due after 5 through 10 years                                                                       205,609     204,684
Due after 10 years                                                                                  23,186      22,941
------------------------------------------------------------------------------------------------------------------------
                                                                                                   340,042     340,191
Mortgage and other asset-backed securities                                                         196,738     194,847
------------------------------------------------------------------------------------------------------------------------
Total                                                                                            $ 536,780   $ 535,038
------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                                                             2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Sales                                                                                $  87,781   $  25,987   $  38,080
Maturities, sinking fund payments and calls                                          $  91,419   $  52,801   $  91,078
Purchases                                                                            $ 171,910   $ 132,250   $ 213,462
------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 131

American Centurion Life Assurance Company
------------------------------------------------------------------------------

Included in net realized gains and losses were gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale, using the specific identification method, as noted in the following table for the years ended December 31:

(THOUSANDS)                                                                             2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                      $   2,474   $     474   $   2,817
Gross realized losses from sales                                                     $    (435)  $    (200)  $  (1,219)
Other-than-temporary impairments                                                     $     (98)  $      --   $  (1,327)
------------------------------------------------------------------------------------------------------------------------

The $1.3 million of other-than-temporary impairments in 2003 consisted of $0.4 million related to corporate debt securities and $0.9 million related to American Centurion Life's interests in a CDO securitization trust which was sold in 2005 as discussed below.

During the second quarter of 2005, American Centurion Life sold all of its retained interest in the CDO-related securitization trust and realized a net pretax gain of $1.0 million. The carrying value of this retained interest was $11.6 million at December 31, 2004, of which $8.6 million was considered investment grade.

At December 31, 2005 and 2004, bonds carried at $1.0 million were on deposit with the State of New York as required by law.

MORTGAGE LOANS ON REAL ESTATE, NET

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                         2005        2004
------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                    $  76,805   $  72,203
Less: allowance for loan losses                                                                       (920)       (920)
------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                               $  75,885   $  71,283
------------------------------------------------------------------------------------------------------------------------

Mortgage loans are first mortgages on real estate. American Centurion Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2005 and 2004 was not material.

At December 31, 2005 and 2004, American Centurion Life's recorded investment in impaired mortgage loans on real estate was nil. During 2005 and 2004, the average recorded investment in impaired mortgage loans on real estate was nil. American Centurion Life recognized nil of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2005, 2004 and 2003.

The balances of and changes in the total allowance for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                           $     920   $     920   $     278
Provision for mortgage loan losses                                                          --          --         642
------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                 $     920   $     920   $     920
------------------------------------------------------------------------------------------------------------------------



132 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

(THOUSANDS)                                                                              2005                       2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                              ON BALANCE      FUNDING     ON BALANCE     FUNDING
REGION                                                                           SHEET      COMMITMENTS      SHEET     COMMITMENTS
----------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                                                 $ 17,215       $    --      $ 16,154      $    --
Mountain                                                                         15,566         1,700        15,937           --
Pacific                                                                          14,104            --        12,687           --
West North Central                                                                8,039            --         8,302           --
East North Central                                                                7,519            --         4,241           --
Middle Atlantic                                                                   4,764            --         4,892           --
East South Central                                                                3,974            --         2,748           --
West South Central                                                                3,902            --         5,465           --
New England                                                                       1,722            --         1,777           --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 76,805         1,700        72,203           --
Less: allowance for loan losses                                                    (920)           --          (920)          --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       $ 75,885       $ 1,700      $ 71,283      $    --
----------------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

(THOUSANDS)                                                                              2005                       2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                              ON BALANCE      FUNDING     ON BALANCE     FUNDING
PROPERTY TYPE                                                                    SHEET      COMMITMENTS      SHEET     COMMITMENTS
----------------------------------------------------------------------------------------------------------------------------------
Industrial buildings                                                           $ 24,496       $    --      $ 19,821      $    --
Office buildings                                                                 24,335            --        25,079           --
Department/retail stores                                                         19,361            --        18,180           --
Medical buildings                                                                 3,460         1,700         2,398           --
Mixed use                                                                         2,671            --         4,175           --
Apartments                                                                        2,482            --         2,550           --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 76,805         1,700        72,203           --
Less: allowance for loan losses                                                    (920)           --          (920)          --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       $ 75,885       $ 1,700      $ 71,283      $    --
----------------------------------------------------------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                                    2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                                   $ 29,098      $28,702       $25,649
Income on mortgage loans on real estate                                                         4,835        4,615         4,278
Trading securities and other investments                                                          956          726           358
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               34,889       34,043        30,285
Less: investment expenses                                                                         413          168           370
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     $ 34,476      $33,875       $29,915
----------------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                                    2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                             $  1,941      $   274       $   271
Mortgage loans on real estate                                                                      --           --          (642)
Other investments                                                                                  --           --             2
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     $  1,941      $   274       $  (369)
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 133

American Centurion Life Assurance Company
------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC as of and for the years ended December 31, were:

(THOUSANDS)                                                                         2005       2004       2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $ 18,342   $ 17,744   $ 14,039
Capitalization of acquisition costs                                                  2,947      3,950      5,880
Amortization, excluding impact of changes in assumptions                            (3,335)    (3,215)    (2,720)
Amortization, impact of annual third quarter changes in DAC-related assumptions        300         --        300
Impact of changes in net unrealized securities losses (gains)                        1,731       (137)       245
-----------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $ 19,985   $ 18,342   $ 17,744
-----------------------------------------------------------------------------------------------------------------

The balances of and changes in DSIC as of and for the years ended December 31, were:

(THOUSANDS)                                                                         2005       2004       2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $  2,195   $  1,965   $  1,578
Capitalization of sales inducements                                                    169        808        596
Amortization                                                                          (595)      (377)      (209)
Impact of changes in net unrealized securities losses (gains)                          223       (201)        --
-----------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $  1,992   $  2,195   $  1,965
-----------------------------------------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES

This note discusses variable annuity guarantees for which liabilities are established under SOP 03-1, specifically GMDB and GMIB. See Note 9 for more information about guarantees for which liabilities are established under SFAS 133, specifically GMWB and GMAB.

The majority of the variable annuity contracts offered by American Centurion Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Centurion Life has established additional liabilities for these variable annuity death benefits and GMIB provisions.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.



134 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

In determining the additional liabilities for variable annuity death benefits and GMIB, American Centurion Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Centurion Life has established additional liabilities for death benefits and GMIB as of December 31:



------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GMDB AND GMIB BY BENEFIT TYPE
(DOLLARS IN THOUSANDS)                                                                                      2005       2004
------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium   Total Contract Value                               $23,563    $15,068
                                                      Contract Value in Separate Accounts                $15,960    $ 6,966
                                                      Net Amount at Risk*                                $   184    $   175
                                                      Weighted Average Attained Age                           61         61
------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                               $70,767    $66,312
                                                      Contract Value in Separate Accounts                $54,861    $48,018
                                                      Net Amount at Risk*                                $   848    $ 1,420
                                                      Weighted Average Attained Age                           62         61
------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                             Total Contract Value                               $ 3,682    $    --
                                                      Contract Value in Separate Accounts                $ 2,886    $    --
                                                      Net Amount at Risk*                                $   280    $    --
                                                      Weighted Average Attained Age                           73         --
------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                   Total Contract Value                               $29,212    $23,785
                                                      Contract Value in Separate Accounts                $25,584    $20,002
                                                      Net Amount at Risk*                                $     8    $    --
                                                      Weighted Average Attained Age                           58         55
------------------------------------------------------------------------------------------------------------------------------

*     Represents current death benefit less total contract value for GMDB and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.
------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL LIABILITIES AND INCURRED BENEFITS                                                                       GMDB & GGU
------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2005                  Liability balance at January 1                                $    98
                                                      Reported claims                                               $    11
                                                      Liability balance at December 31                              $    26
                                                      Incurred claims (reported + change in liability)              $   (61)
------------------------------------------------------------------------------------------------------------------------------


The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 135

American Centurion Life Assurance Company
------------------------------------------------------------------------------

5. INCOME TAXES

American Centurion Life qualifies as a life insurance company for federal income tax purposes. As such, American Centurion Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions (benefits) for income taxes were:

(THOUSANDS)                                                             2005         2004         2003
----------------------------------------------------------------------------------------------------------
Federal income tax:
   Current                                                            $    (193)  $    2,949   $   1,053
   Deferred                                                               3,960           29         875
----------------------------------------------------------------------------------------------------------
Total federal income taxes                                                3,767        2,978       1,928
State income taxes-current                                                  768          313         (26)
----------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                         $   4,535   $    3,291   $   1,902
----------------------------------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                           2005         2004        2003
----------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                                 35.0%        35.0%       35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income                                 (0.4)        (0.2)       (0.4)
   State income taxes, net of federal benefit                               4.3          2.2        (0.3)
   Other, net                                                               0.3         (2.5)       (0.5)
----------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                              39.2%        34.5%       33.8%
==========================================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of American Centurion Life's deferred income tax assets and liabilities as of December 31, 2005 and 2004 are reflected in the following table:

(THOUSANDS)                                                                          2005         2004
----------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                $    4,062   $   4,276
   Other investments                                                                   2,175       5,460
   Deferred taxes related to net securities unrealized losses                            547          --
   Other                                                                                  33         652
----------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                       6,817      10,388
----------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                                                   4,971       4,845
   Deferred taxes related to net securities unrealized gains                              --       4,969
   Other                                                                               1,261       1,545
----------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                  6,232      11,359
----------------------------------------------------------------------------------------------------------
Deferred income tax assets (liabilities), net                                     $      585   $    (971)
----------------------------------------------------------------------------------------------------------

A portion of American Centurion Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2005, American Centurion Life had a policyholder's surplus account balance of $1.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provides a two-year suspension of the tax on policyholders' surplus account distributions. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or American Centurion Life is liquidated. Deferred taxes of $0.4 million have not been established as distributions of the policyholder's surplus account balance are contemplated in 2006.

American Centurion Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in American Centurion Life's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. American Centurion Life has $5.1 million in capital loss carryforwards that expire December 31, 2009. The deferred tax benefit of these capital loss carryforwards is reflected in the other investments deferred tax assets, net of other related items. Based on analysis of American Centurion Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable American Centurion Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2005 and 2004.



136 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

As a result of the separation of Ameriprise Financial from American Express, American Centurion Life will be required to file a short period income tax return through September 30, 2005 which will be included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, IDS Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. Therefore, American Centurion Life will also be required to file a separate short period tax return as part of an IDS Life life insurance company income tax return for the period October 1, 2005 through December 31, 2005.

The items comprising other comprehensive income (loss) in the Statements of Stockholder's Equity are presented net of the following income tax benefit amounts:

(THOUSANDS)                                                             2005         2004        2003
----------------------------------------------------------------------------------------------------------
Net unrealized securities losses                                      $   5,516   $      667   $   1,117
----------------------------------------------------------------------------------------------------------
Net income tax benefit                                                $   5,516   $      667   $   1,117
----------------------------------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Dividends which exceed the lesser or ten percent of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York, who has the authority to disapprove and prevent payment thereof. American Centurion Life's statutory surplus, determined in accordance with accounting practices prescribed by the State of New York, aggregated $56.1 million and $48.5 million as of December 31, 2005 and 2004, respectively. Dividends exceeding $5.6 million in 2006 would be subject to the pre-notification requirement.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                             2005         2004         2003
----------------------------------------------------------------------------------------------------------
Statutory net income                                                  $   7,353   $    7,768   $ (11,745)
Statutory capital and surplus                                            57,095       49,550      42,904

American Centurion Life is subject to regulatory capital requirements. Actual capital, determined on a statutory basis, as of December 31, 2005 and 2004 was $61.7 million and $53.4 million, respectively. Actual capital, as defined by the National Association of Insurance Commissioners for purposes of meeting regulatory capital requirements, includes statutory capital and surplus, plus certain statutory valuation reserves. The regulatory capital requirement was $12.7 million and $13.8 million as of December 31, 2005 and 2004, respectively.

7. RELATED PARTY TRANSACTIONS

American Centurion Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. American Centurion Life's share of the total net periodic pension cost was $6 thousand in 2005, $4 thousand in 2004, and $5 thousand in 2003.

American Centurion Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2005, 2004 and 2003 were $17 thousand, $13 thousand and $25 thousand, respectively.

Charges by IDS Life and Ameriprise Financial for use of joint facilities, technology support, marketing services and other services aggregated $3.8 million, $2.6 million, and $3.0 million for 2005, 2004 and 2003, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

Included in other liabilities at December 31, 2005 and 2004 are $1.1 million and $474 thousand, respectively, payable to IDS Life for federal income taxes.

8. REINSURANCE

American Centurion Life has an agreement whereby it ceded 100% of a block of individual life insurance and individual annuities to an unaffiliated company. At December 31, 2005, 2004 and 2003, traditional life insurance in force aggregated $85.1 million, $97.2 million and $105.4 million, respectively, of which $85.0 million, $97.1 million and $105.3 million, was reinsured at the respective year ends. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $1.1 million, $1.2 million and $1.1 million and reinsurance recovered from reinsurers amounted to $307 thousand, $610 thousand and $920 thousand, for the years ended December 31, 2005, 2004 and 2003, respectively. Reinsurance contracts do not relieve American Centurion Life from its primary obligation to policyholders. Life insurance in force is reported on a statutory basis.



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 137

American Centurion Life Assurance Company
------------------------------------------------------------------------------

9. DERIVATIVE FINANCIAL INSTRUMENTS

Embedded Derivatives

Certain annuities contain GMWB and GMAB provisions, which are also considered embedded derivatives. The changes in fair value of the GMWB and GMAB features are recognized in death and other benefits for investment contracts. The fair value of the embedded options for GMWB and GMAB is recognized in future policy benefits for variable annuity guarantees in the Balance Sheets. The total fair value of these instruments was $35 thousand and nil at December 31, 2005 and 2004, respectively.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, DAC and DSIC are not reflected in the table as they are not required to be disclosed in such table by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2005 and 2004 and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Centurion Life, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying value and fair value information for financial instruments at December 31:

                                                                    2005                    2004
---------------------------------------------------------------------------------------------------------
                                                            CARRYING     FAIR       CARRYING     FAIR
(THOUSANDS)                                                  VALUE       VALUE       VALUE       VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values   $  14,512   $  14,512   $   5,808   $   5,808
Available-for-Sale securities                                535,038     535,038     559,422     559,422
Mortgage loans on real estate, net                            75,885      80,365      71,283      77,127
Trading securities                                                36          36          76          76
Separate account assets                                       73,790      73,790      55,034      55,034

FINANCIAL LIABILITIES
Fixed annuity reserves                                     $ 562,034   $ 551,818   $ 564,282   $ 551,784
Separate account liabilities                                  73,790      71,232      55,034      52,957
Derivative financial instruments                                 341         341         174         174
---------------------------------------------------------------------------------------------------------

As of December 31, 2005 and 2004, the carrying and fair values of off-balance sheet financial instruments are not material. See Note 2 for carrying and fair value information regarding Available-for-Sale securities and mortgage loans on real estate (net of allowance for loan losses). The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS

Assets for which carrying values approximate fair values include cash and cash equivalents. The carrying value approximates fair value due to the short-term nature of these instruments.

Available-for-Sale securities are carried at fair value in the Balance Sheets. Gains and losses are recognized in the results of operations upon disposition. In addition, impairment losses are recognized when management determines that a decline in value is other-than-temporary.

The fair value of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

Trading securities are carried at fair value in the Balance Sheets with changes in fair value recognized in current period earnings.

Separate account assets are carried at fair value in the Balance Sheets.



138 - RIVERSOURCE OF NEW YORK ACCOUNT 8

American Centurion Life Assurance Company
------------------------------------------------------------------------------

FINANCIAL LIABILITIES

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.6 million and $1.4 million as of December 31, 2005 and 2004, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with the fixed annuities of $14.1 million and $16.7 million as of December 31, 2005 and 2004, respectively.

Fair values of separate account liabilities are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with separate account liabilities of $7.7 million and $5.6 million as of December 31, 2005 and 2004, respectively.

Derivative financial instruments are carried at fair value within other liabilities. The fair value of the derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs.

11. COMMITMENTS AND CONTINGENCIES

At December 31, 2005 and 2004, American Centurion Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. American Centurion Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Centurion Life is involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. American Centurion Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines American Centurion Life's federal income tax returns and recently completed its audit of American Centurion Life for the 1993 through 1996 tax years. The IRS is currently conducting an audit of American Centurion Life for the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Centurion Life's financial condition or results of operations as a result of these audits.

12. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(THOUSANDS)                                                      2005       2004       2003
----------------------------------------------------------------------------------------------
Net income, per accompanying financial statements              $  7,037   $  6,220   $  3,716
Deferred policy acquisition costs                                    88       (687)    (3,618)
Adjustments of future policy benefit liabilities                 (1,373)      (236)   (11,953)
Deferred income tax expense                                       3,960      2,907        875
Interest maintenance reserves loss transfer and amortization     (1,483)      (535)    (1,306)
Deferred surrender charge                                         1,679        (37)       (68)
Other, net                                                       (2,555)       136        609
----------------------------------------------------------------------------------------------
Statutory-basis net income (loss)                              $  7,353   $  7,768   $(11,745)
----------------------------------------------------------------------------------------------

(THOUSANDS)                                                      2005       2004       2003
----------------------------------------------------------------------------------------------
Stockholder's equity, per accompanying financial statements    $ 92,719   $ 95,926   $ 90,945
Deferred policy acquisition costs                               (19,985)   (18,342)   (17,744)
Deferred sales inducements                                       (1,992)    (2,195)    (1,965)
Adjustments of future policy benefit liabilities                (13,072)    (9,643)    (9,983)
Adjustments of reinsurance ceded reserves                        (1,790)    (2,220)    (2,125)
Deferred income tax liabilities                                    (196)     4,245      2,519
Asset valuation reserve                                          (4,653)    (3,888)    (2,762)
Net unrealized loss (gain) on investments                         2,663    (15,051)   (16,618)
Other, net                                                        3,401        718        637
----------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                            $ 57,095   $ 49,550   $ 42,904
----------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK ACCOUNT 8 - 139

--------------------------------------------------------------------------------




















                                                             S-6337ECR A (1/07)

                     PART C: OTHER INFORMATION

Item 27. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

(a)(2) Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.

(a)(3) Board Resolution for establishment of 81 subaccounts dated March 20, 2005 filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 21 and is incorporated herein by reference.

(a)(4) Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.

(b)       Not applicable.

(c)(1) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account
          2), RiverSource(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Flexible Premium Variable Life Insurance Policy (VUL3-NY) filed electronically as Exhibit 1.A. (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(2)    Flexible Premium Variable Life Insurance Policy Endorsement
          (VUL IV-NY) filed electronically as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 7 to the Registration Statement
          No. 333-44644 is incorporated herein by reference.

(d)(3) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A. (5)(b) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(4) Accidental Death Benefit Rider filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(5) Other Insured Rider filed electronically as Exhibit 1.A. (5)(d) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(6)    Children's Term Insurance Rider filed electronically as Exhibit 1.A.
          (5)(e) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(7) Automatic Increase Benefit Rider filed electronically as Exhibit 1.A. (5)(f) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(8) Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(8) to Post-Effective Amendment No. 9 to Registration Statement No. 333-44644 and is incorporated herein by reference.

(d)(9) Copy of Waiver of Premium Rider for Total Disability filed electronically as Exhibit (d)(9) to Post-Effective Amendment No. 9 to Registration Statement No. 333-44644 and is incorporated herein by reference.

(d)(10) Copy of Specimen Policy for Flexible Premium Variable Life Insurance Policy (VULIV-NY/VULIVES-NY) filed electronically as Exhibit (d)(10) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644, is incorporated herein by reference.

(e)(1) Application form for the Flexible Premium Variable Life Insurance Policy filed electronically as an Exhibit to Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(f)(1) Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006 is filed electronically herewith as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement 333-44644.

(f)(2) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York is filed electronically herewith as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(g)(1) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 9141-00-00 filed electronically as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 9141-00-00, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005 filed electronically as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(3) Redacted copy of Second Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 9141-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 3092 filed electronically as Exhibit (g)(4) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(5) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005 filed electronically as Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(6) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005 filed electronically as Exhibit (g)(6) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(7) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(7) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(8) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 1158 filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(9) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 0322-6386 filed electronically as Exhibit (g)(9) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(10) Redacted copy of Amendment Number 1 to the Automatic YRT Reinsurance Agreement dated August 18, 2003, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2004 filed electronically as Exhibit (g)(10) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(11) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(11) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(12) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(12) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(13) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(13) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(14) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000 and identified as Treaty Number 7865-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(14) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(15) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(15) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(16) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(16) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(17) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 7782-1 filed electronically as Exhibit (g)(17) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(18) Redacted copy of Addendum Number 2 to the Reinsurance Agreement dated August 18, 2003 and identified as Treaty Number 7782-1 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(18) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(19) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 and identified as Agreement Number 0322-2537 filed electronically as Exhibit (g)(19) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(h)(1) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. is filed electronically herewith as Exhibit 27(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(2) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. is filed electronically herewith as Exhibit 27(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. is filed electronically herewith as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(4) Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York is filed electronically herewith as
          Exhibit 27(h)(4) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(5) Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(6) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.3(a) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(7) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(8) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644, is incorporated herein by reference.

(h)(9) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Apsen Series is filed electronically herewith as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(10) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated September 29, 2000, filed as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(11) Copy of Participation Agreement by and among IDS Life Insurance Company of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated October 7, 1996, filed electronically as
          Exhibit 8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

(h)(12) Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company of New York dated August 30, 1999, filed electronically as
          Exhibit 8.13 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(13) Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. is filed electronically herewith as Exhibit 27(h)
          (13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(14) Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among IDS Life Insurance Company of New York and Evergreen Variable Annuity Trust is filed electronically herewith as Exhibit 27(h) (14) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(15) Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, among Pioneer Variable Contracts Trust, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. is filed electronically herewith as Exhibit 27(h) (15) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(16)   Not applicable.

(h)(17) Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC and IDS Life Insurance Company of New York is filed electronically herewith as Exhibit 27(h)(17) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(h)(18) Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. is filed electronically herewith as
          Exhibit 27 (h)(18) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644.

(i)       Not applicable

(j)       Not applicable

(k)       Consent and Opinion of Counsel is filed electronically herewith.

(l)       Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A.,
          Vice President, Insurance Product Development is filed electronically herewith.

(m)(1) Calculations of Illustrations for VUL III-NY filed electronically as Exhibit (m)(1) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(m)(2) Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY is filed electronically herewith as Exhibit (m)(2).

(m)(3) Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY 2005 Revisions is filed electronically herewith as Exhibit (m)(3).

(n)(1) Consent of Independent Registered Public Accounting Firm for VUL IV-NY/VUL IV ES-NY is filed electronically herewith.

(n)(2) Consent of Independent Registered Public Accounting Firm for VUL III-NY filed electronically as Exhibit (n)(2) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(o)(1)    Not applicable.

(p)(1)    Not applicable.

(q)(1) IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A. (11) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(r)(1) Power of Attorney to sign amendments to this Registration Statement dated Jan. 2, 2007 is filed electronically herewith as Exhibit (r)(1).

Item 27. Directors and Officers of the Depositor (RiverSource Life Insurance Co. of New York (previously IDS Life Insurance Company of New York)


Item 27. Directors and Officers of the Depositor (RiverSource Life Insurance
Co. of New York previously IDS Life Insurance Company of New York)
--------------------------------------------------------------------------------

Name                                  Principal Business Address                Positions and Offices with Depositor
------------------------------------- ----------------------------------------- -------------------------------------
Gumer C. Alvero                       1765 Ameriprise Financial Center          Director and Senior Vice President - Annuities
                                      Minneapolis, MN  55474

Timothy V. Bechtold                   249 Ameriprise Financial Center           Director, President and Chief
                                      Minneapolis, MN  55474                    Executive Officer

Nancy E. Bennett                                                                Derivatives Investment Officer and
                                                                                Vice President-Risk Management

Walter S. Berman                      AMEX Tower WFC                            Vice President and Treasurer
                                      200 Vesey St.
                                      New York, NY

Maureen A. Buckley                    20 Madison Ave. Extension                 Director, Vice President, Chief
                                      Albany, NY  12203                         Operating Officer, Consumer Affairs
                                                                                Officer, Claims Officer and Anti-Money Laundering
                                                                                Officer

Rodney P. Burwell                     Xerxes Corporation                        Director
                                      7901 Xerxes Ave. So.
                                      Minneapolis, MN 55431-1253

Richard N. Bush                                                                 Senior Vice President - Corporate Tax

Pat H. Carey                                                                    Vice President - Fund Relations

Charles R. Caswell                                                              Reinsurance Officer

Robert R. Grew                        Carter, Ledyard & Milburn                 Director
                                      2 Wall Street
                                      New York, NY 10005-2072

Martin T. Griffin                     172 Ameriprise Financial Center           Director
                                      Minneapolis, MN 55474

Ronald L. Guzior                      Bollam, Sheedy, Torani                    Director
                                      & Co. LLP CPA's
                                      26 Computer Drive West
                                      Albany, NY 12205

Jim Hamalainen                                                                  Vice President - Investments

Gregory C. Johnson                                                              Director

Michelle M. Keeley                    257 Ameriprise Financial Center           Vice President - Investments
                                      Minneapolis, MN 55474

Jean B. Keffeler                      1010 Swingley Rd.                         Director
                                      Livingston, MT 59047

Timothy J. Masek                                                                Vice President-Investments

Thomas R. McBurney                    4900 IDS Center                           Director
                                      80 South Eighth Street
                                      Minneapolis, MN 55402

Jeryl A. Millner                      138 Ameriprise Financial Center           Director
                                      Minneapolis, MN 55474

Thomas R. Moore                                                                 Secretary

Thomas W. Murphy                      264 Ameriprise Financial Center           Vice President - Investments
                                      Minneapolis, MN  55474
Thomas V. Nicolosi                    Ameriprise Financial Services Inc.        Director
                                      Suite 220
                                      500 Mamaroneck Avenue
                                      Harrison, NY  10528

Kevin E. Palmer                                                                 Vice President and Chief Actuary

Julie A. Ruether                                                                Chief Compliance Officer, Assistant Secretary

Heather M. Somers                                                               General Counsel and Assistant Secretary

David K. Stewart                                                                Vice President and Controller

Suzanne Taylor                                                                  Chief Liaison Officer-ACLI

Beth E. Weimer                                                                  Chief Compliance Officer -
                                                                                Insurance Separate Accounts

Michael R. Woodward                   32 Ellicot St                             Director
                                      Suite 100
                                      Batavia, NY  14020

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Ameriprise Financial Services Inc.                                                        Delaware
            American Express Financial Advisors Japan Inc.                                Delaware
            American Express Management Company S.A.                                      Luxembourg
Ameriprise Trust Company                                                                  Minnesota
IDS Life Insurance Company                                                                Minnesota
            IDS REO 1, LLC                                                                Minnesota
            IDS REO 2, LLC                                                                Minnesota
            American Partners Life Insurance Company                                      Arizona
            IDS Life Insurance Company of New York                                        New York
            American Enterprise Life Insurance Company                                    Indiana
                       American Enterprise REO 1, LLC                                     Minnesota
            American Centurion Life Assurance Company                                     New York
            RiverSource Tax Advantaged Investments, Inc.                                  Delaware
                       AEXP Affordable Housing Portfolio LLC                              Delaware
Ameriprise Certificate Company                                                            Delaware
            Investors Syndicate Development Corp.                                         Nevada
            American Express International Deposit Company                                Cayman Islands
American Express Insurance Agency of Alabama Inc.                                         Alabama
American Express Insurance Agency of Arizona Inc.                                         Arizona
American Express Insurance Agency of Idaho Inc.                                           Idaho
American Express Insurance Agency of Indiana Inc.                                         Indiana
American Express Insurance Agency of Massachusetts Inc.                                   Massachusetts
American Express Insurance Agency of New Mexico Inc.                                      New Mexico
American Express Insurance Agency of Texas Inc.                                           Texas
IDS Insurance Agency of Utah Inc.                                                         Utah
American Express Insurance Agency of Wyoming Inc.                                         Wyoming
American Express Insurance Agency of Maryland Inc.                                        Maryland
American Express Insurance Agency of Oklahoma Inc.                                        Oklahoma
American Express Insurance Agency of Nevada Inc.                                          Nevada
RiverSource Investments LLC                                                               Minnesota
            Advisory Capital Strategies Group Inc.                                        Minnesota
            American Express Asset Management International (Japan) Inc.                  Japan
                       Advisory Capital Partners LLC                                      Delaware
                       Advisory Select LLC                                                Delaware
                       Boston Equity General Partner LLC                                  Delaware
                       Advisory Quantitative Equity (General Partner) LLC                 Delaware
                       Advisory Credit Opportunities GP LLC                               Delaware
                       Advisory European (General Partner) Inc.                           Cayman Islands
                       Advisory Convertible Arbitrage LLC                                 Delaware
            Kenwood Capital Management LLC (51.1% owned)                                  Delaware
            IDS Capital Holdings Inc.                                                     Minnesota
American Express Asset Management International Inc.                                      Delaware
American Express Asset Management Ltd.                                                    England
IDS Management Corporation                                                                Minnesota
            IDS Partnership Services Corporation                                          Minnesota
            IDS Cable Corporation                                                         Minnesota
            IDS Futures Corporation                                                       Minnesota
            IDS Realty Corporation                                                        Minnesota
            IDS Cable II Corporation                                                      Minnesota

IDS Property Casualty Insurance Company                                                   Wisconsin
            Amex Assurance Company                                                        Illinois
            Ameriprise Auto & Home Insurance Agency, Inc.                                 Wisconsin
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
RiverSource Service Corporation                                                           Minnesota
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
AEFA (Jersey) Limited                                                                     Jersey, Channel Islands
Channel Islands
Securities America Financial Corporation                                                  Nebraska
            Realty Assets, Inc.                                                           Nebraska
            Securities America Advisors, Inc.                                             Nebraska
            Securities America, Inc.                                                      Nebraska
American Express Asset Management (Australia) Limited                                     Australia
Threadneedle Asset Management Holdings Ltd.                                               England
            Threadneedle Investments (Channel Islands) Ltd.                               Jersey, Channel Islands
Channel Islands
            Threadneedle Asset Management Ltd.                                            England
            Threadneedle Portfolio Services Ltd.                                          England
            Threadneedle Postfolio Managers Ltd.                                          England
            Threadneedle Investment Services Ltd.                                         England
            Threadneedle Asset Management (Nominees) Ltd.                                 England
            Threadneedle Investment Services GMbH                                         Germany
            Threadneedle Investment Advisors Ltd.                                         England
            Threadneedle International Fund Management Ltd.                               England
            MM Asset Management Ltd.                                                      England
            Eagle Star ISA Manager Ltd.                                                   England
            Eagle Star Unit Managers Ltd.                                                 England
            ADT Nominees Ltd.                                                             England
            Threadneedle International Ltd.                                               England
            Threadneedle Management Services Ltd.                                         England
                       Threadneedle Rural Property Services Ltd.                          England
                       Threadneedle Property Services Ltd.                                England
            Threadneedle Pensions Ltd.                                                    England
            Threadneedle Property GP Holdings Ltd.                                        England
            Threadneedle Property Investments Ltd.                                        England
                       Sackville TCI Property (GP) Ltd.                                   England
                       Sackville TCI Property Nominee (1) Ltd.                            England
                       Sackville TCI Property Nominee (2) Ltd.                            England
                       Sackville Property (GP) Ltd.                                       England
                       Sackville Tandem Property (GP) Ltd.                                England
                                  Sackville Tandem Property Nominee Ltd.                  England
                       Sackville TPEN Property (GP) Ltd.                                  England
                                  Sackville TPEN Property Nominee Ltd.                    England
                                  Sackville TPEN Property Nominee (2) Ltd.                England
                       Sackville TSP Property (GP) Ltd.                                   England
                                  Sackville TSP Property Nominee Ltd.                     England
                       JDM3                                                               California
            Cornbrash Park Management Company Ltd.                                        England
            Highcross (Slough) Management Ltd.                                            England
            Threadneedle Financial Services Ltd.                                          England
            Threadneedle Pension Trustees Ltd.                                            England
Sloan Financial Group                                                                     North Carolina
Ameriprise Insurance Company                                                              Wisconsin
RiverSource Distributors, Inc.                                                            Delaware
Ameriprise India Private Limited                                                          India

Item 29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate
(i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30  Principal Underwriter

Item 30. Principal Underwriter.

(a) Ameriprise Financial Services, Inc. acts as principal underwriter for the following investment companies:

          RiverSource Distributors Inc. is the principal underwriter, depositor or sponsor for RiverSource Variable Annuity Account 1; RiverSource Account F; RiverSource Variable Annuity Fund A; RiverSource Variable Annuity Fund B; RiverSource Variable Account 10; RiverSource Account SBS; RiverSource MVA Account; RiverSource Account MGA; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Account for Smith Barney; RiverSource of New York Variable Annuity Account 1; RiverSource of New York Variable Annuity Account 2; RiverSource of New York Account 4; RiverSource of New York Account 7; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource of New York Account SBSRiverSource California Tax-Exempt Trust; RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Retirement Series Trust; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust, Inc.; RiverSource Strategic Allocation Series, Inc.; RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director

     Walter S. Berman                      Vice President and Treasurer

     Richard N. Bush                       Senior Vice President - Corporate Tax

     Michelle M. Keeley                    Vice President - Investments

     Eric L. Marhoun                       General Counsel

     Brian J. McGrane                      Director, Executive Vice President
                                             and Chief Financial Officer

     Thomas W. Murphy                      Vice President - Investments

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Kevin E. Palmer                       Director, Vice President and Chief
                                           Actuary

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Julie A. Ruether                      Chief Compliance Officer and
                                           Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel and
                                           Assistant Secretary

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


Item 30(c)

Ameriprise Financial Services, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

         NAME OF                    NET UNDERWRITING
         PRINCIPAL                  DISCOUNTS AND         COMPENSATION ON    BROKERAGE
         UNDERWRITER                COMMISSIONS           REDEMPTION         COMMISSIONS    COMPENSATION
         -----------                -----------           ----------         -----------    ------------
         Ameriprise Financial          $62,840,453         $479,554            None             None
         Services, Inc.


Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York (previously IDS Life Insurance Company of New York) at 20 Madison Avenue Extension, Albany, NY 12203.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 2nd day of January, 2007.


                         RiverSource of New York Account 8
                         (previously IDS Life of New York Account 8)
                         -----------------------------------------------------
                                           (Registrant)

                         By RiverSource Life Insurance Co. of New York
                           (previously IDS Life Insurance Company of New York)
                         -----------------------------------------------------
                                           (Sponsor)

                         By /s/ Timothy V. Bechtold*
                            -------------------------
                                Timothy V.Bechtold
                                President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of January, 2007.

Signature                              Title


/s/  Gumer C. Alvero*                  Director and Senior Vice President -
-----------------------------          Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*              Director, President and Chief
-----------------------------          Executive Officer
     Timothy V. Bechtold               (Chief Executive Officer)

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
-----------------------------          Officer, Consumer Affairs Officer, Claims
     Maureen A. Buckley                Officer and Anti-Money Laundering
                                       Prevention Officer

/s/  Rodney P. Burwell*                Director
-----------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
-----------------------------
     Robert R. Grew

/s/                                    Director
-----------------------------
     Martin T. Griffin

/s/  Ronald L. Guzior*                 Director
-----------------------------
     Ronald L. Guzior

/s/                                    Director
-----------------------------
     Gregory C. Johnson

/s/  Jean B. Keffeler*                 Director
-----------------------------
     Jean B. Keffeler

/s/  Thomas R. McBurney*               Director
-----------------------------
     Thomas R. McBurney

/s/  Jeryl A. Millner*                 Director
-----------------------------
     Jeryl A. Millner

Signature                              Title


/s/                                    Director
-----------------------------
     Thomas V. Nicolosi

/s/  David K. Stewart*                 Vice President and Controller
-----------------------------          (Principal Financial Officer)
     David K. Stewart                  (Principal Accounting Officer)

/s/  Michael R. Woodward*              Director
-----------------------------
     Michael R. Woodward

* Signed pursuant to Power of Attorney dated January 2, 2007, and is filed electronically herewith as Exhibit (r)(1), by:

/s/ Mary Ellyn Minenko
-------------------------
    Mary Ellyn Minenko
    Assistant General Counsel and Assistant Secretary

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 22
                    TO REGISTRATION STATEMENT NO. 333-44644

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     Prospectuses for:

     RiverSource Variable Universal Life IV/RiverSource Variable Universal
     Life IV - Estate Series (previously IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV-Estate Series)

Part B.

     Combined Statement of Additional Information for RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV - Estate Series and the Financial Statements of RiverSource of New York Account 8 (previously IDS Life of New York Variable Universal Life III and IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series and the Financial Statements of IDS Life of New York Account 8).

Part C.

Other information.

The signatures.

Exhibits.